================================================================================




                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                              Dated March 29, 2001

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2001-4





================================================================================

                                TABLE OF CONTENTS



PRELIMINARY STATEMENT.........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms.................................................
Section 1.02  Interest Calculations.........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans..................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans...............
Section 2.03  Representations, Warranties and Covenants of the Servicer.....
Section 2.04  Representations and Warranties of the Depositor as
                to the Mortgage Loans.......................................
Section 2.05  Designation of Interests in the REMIC.........................
Section 2.06  Designation of Start-up Day...................................
Section 2.07  REMIC Certificate Maturity Date...............................
Section 2.08  Execution and Delivery of Certificates........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans............................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer......
Section 3.03  Fidelity Bond; Errors and Omissions Insurance.................
Section 3.04  Access to Certain Documentation...............................
Section 3.05  Maintenance of Primary Insurance Policy; Claims...............
Section 3.06  Rights of the Depositor and the Trustee in Respect
                of the Servicer.............................................
Section 3.07  Trustee to Act as Servicer....................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer
                Custodial Account; and Certificate Account..................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
                Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information
                Regarding the Mortgage Loans................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial
                Account and Certificate Account.............................
Section 3.12  Maintenance of Hazard Insurance...............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements.....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property.......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files...............
Section 3.16  Documents, Records and Funds in Possession of the
                Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation........................................
Section 3.18  Annual Statement as to Compliance.............................
Section 3.19  Annual Independent Public Accountants' Servicing
                Statement; Financial Statements.............................
Section 3.20  Advances......................................................
Section 3.21  Modifications, Waivers, Amendments and Consents...............
Section 3.22  Reports to the Securities and Exchange Commission.............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions.................................................
Section 5.02  Priorities of Distributions...................................
Section 5.03  Allocation of Losses..........................................
Section 5.04  Statements to Certificateholders..............................
Section 5.05  Tax Returns and Reports to Certificateholders.................
Section 5.06  Tax Matters Person............................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee....
Section 5.08  REMIC Related Covenants.......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates..............................................
Section 6.02  Registration of Transfer and Exchange of Certificates.........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 6.04  Persons Deemed Owners.........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01  Respective Liabilities of the Depositor and the Servicer......
Section 7.02  Merger or Consolidation of the Depositor or the Servicer......
Section 7.03  Limitation on Liability of the Depositor, the Servicer
                and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default.............................................
Section 8.02  Remedies of Trustee...........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
                During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon Event of Default.......................................
Section 8.05  Trustee to Act; Appointment of Successor......................
Section 8.06  Notification to Certificateholders............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee.............................................
Section 9.02  Certain Matters Affecting the Trustee.........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans.........
Section 9.04  Trustee May Own Certificates..................................
Section 9.05  Eligibility Requirements for Trustee..........................
Section 9.06  Resignation and Removal of Trustee............................
Section 9.07  Successor Trustee.............................................
Section 9.08  Merger or Consolidation of Trustee............................
Section 9.09  Appointment of Co-Trustee or Separate Trustee.................
Section 9.10  Authenticating Agents.........................................
Section 9.11  Trustee's Compensation and Expenses...........................
Section 9.12  Appointment of Custodian......................................
Section 9.13  Paying Agents.................................................
Section 9.14  Limitation of Liability.......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
                Certificates................................................
Section 9.16  Suits for Enforcement.........................................
Section 9.17  Waiver of Bond Requirement....................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement.....


                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans......................................
Section 10.02  Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment....................................................
Section 11.02  Recordation of Agreement.....................................
Section 11.03  Limitation on Rights of Certificateholders...................
Section 11.04  Governing Law................................................
Section 11.05  Notices......................................................
Section 11.06  Severability of Provisions...................................
Section 11.07  Certificates Nonassessable and Fully Paid....................
Section 11.08  Access to List of Certificateholders.........................
Section 11.09  Recharacterization...........................................

EXHIBITS

Exhibit A-1-A-1   -   Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2   -   Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3   -   Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4   -   Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5   -   Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6   -   Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7   -   Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8   -   Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-9   -   Form of Face of Class 1-A-9 Certificate
Exhibit A-1-A-10  -   Form of Face of Class 1-A-10 Certificate
Exhibit A-1-A-11  -   Form of Face of Class 1-A-11 Certificate
Exhibit A-1-A-12  -   Form of Face of Class 1-A-12 Certificate
Exhibit A-1-A-13  -   Form of Face of Class 1-A-13 Certificate
Exhibit A-1-A-14  -   Form of Face of Class 1-A-14 Certificate
Exhibit A-1-A-15  -   Form of Face of Class 1-A-15 Certificate
Exhibit A-1-A-16  -   Form of Face of Class 1-A-16 Certificate
Exhibit A-1-A-R   -   Form of Face of Class 1-A-R Certificate
Exhibit A-2-A-1   -   Form of Face of Class 2-A-1 Certificate
Exhibit A-2-A-2   -   Form of Face of Class 2-A-2 Certificate
Exhibit A-2-A-3   -   Form of Face of Class 2-A-3 Certificate
Exhibit A-WIO     -   Form of Face of Class A-WIO Certificate
Exhibit B-1-B-1   -   Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2   -   Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3   -   Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4   -   Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5   -   Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6   -   Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1   -   Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2   -   Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3   -   Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4   -   Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5   -   Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6   -   Form of Face of Class 2-B-6 Certificate
Exhibit C             Form of Reverse of all Certificates...................
Exhibit D-1           Mortgage Loan Schedule (Loan Group 1).................
Exhibit D-2           Mortgage Loan Schedule (Loan Group 2).................
Exhibit E             Request for Release of Documents......................
Exhibit F             Form of Certification of Establishment of Account.....
Exhibit G-1           Form of Transferor's Certificate......................
Exhibit G-2A          Form 1 of Transferee's Certificate....................
Exhibit G-2B          Form 2 of Transferee's Certificate....................
Exhibit H             Form of Transferee Representation Letter
                      for ERISA Restricted Certificates.....................
Exhibit I             Form of Affidavit Regarding Transfer of
                        Residual CertificateI-1
Exhibit J             Contents of Servicing File............................
Exhibit K             Form of Special Servicing Agreement...................
Exhibit L             Form of Initial Certification.........................
Exhibit M             Form of Final Certification...........................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated March 29, 2001, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and WELLS FARGO BANK MINNESOTA, N.A., as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H  T H A T:
                         - - - - - - - - - -  - - - -

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class 1-A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class 1-A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination) and the characteristics of the Components:

========================= ================================== ================== ====================== =====================
                                                                                                       Integral Multiples
                          Initial Class Certificate          Pass-Through       Minimum                in Excess
Classes                   Balance or Notional Amount         Rate               Denomination           of Minimum
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-1               $  538,970,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-2               $      800,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-3               $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-4               $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-5               $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-6               $   44,189,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-7               $   35,919,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-8               $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-9               $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-10              $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-11              $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-12              $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-13              $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-14              $      750,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-15              $   71,500,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-16              $      900,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-A-R               $          100.00                  6.750%             $100                   N/A
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-A-1               $  223,259,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-A-2               $    7,853,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-A-3               $   26,263,000.00                  6.750%             $1,000                 $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class A-WIO               $  976,694,711.00                   (1)               $20,000,000            $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-1               $    5,356,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-2               $    2,500,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-3               $    2,143,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-4               $    2,143,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-5               $    1,072,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 1-B-6               $    1,071,970.41                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-1               $    3,152,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-2               $      526,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-3               $      526,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-4               $      526,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-5               $      263,000.00                  6.750%             $25,000                $1
------------------------- ---------------------------------- ------------------ ---------------------- ---------------------
Class 2-B-6               $      262,641.48                  6.750%             $25,000                $1
========================= ================================== ================== ====================== =====================

============================== ============================= =================== ===================== =========================
                                                                                                       Integral Multiples
                               Initial Component                                                       in Excess
Components                     Notional Amount               Pass-Through Rate   Minimum Denomination  of Minimum
------------------------------ ----------------------------- ------------------- --------------------- -------------------------
Class 1-A-WIO                  $    714,064,070.00                  (2)                N/A                       N/A
------------------------------ ----------------------------- ------------------- --------------------- -------------------------
Class 2-A-WIO                  $    262,630,641.00                  (3)                N/A                       N/A
============================== ============================= =================== ===================== =========================



(1) The Class A-WIO Certificates will be deemed for purposes of the distribution of interest to consist of two components (the "Components") described in the table. The Components are not severable.

(2) Interest will accrue on the Class 1-A-WIO Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based on the Stated Principal Balances of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 6.750%.

(3) Interest will accrue on the Class 2-A-WIO Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based on the Stated Principal Balance of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 6.750%.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accretion Termination Date: (a) For the Class 1-A-7 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 1-A-6 has been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 1 and (b) for the Class 2-A-2 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Class Certificate Balance of the Class 2-A-1 Certificates has been reduced to zero or (ii) the Senior Credit Support Depletion Date for Group 2.

            Accrual Certificates:  The Class 1-A-7 and Class 2-A-2 Certificates.

            Accrual Distribution Amount: For any Distribution Date and any Class of Accrual Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount" and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount".

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class (other than the Class A-WIO Certificates), one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            For any Distribution Date and the Class A-WIO Certificates, the sum of the Accrued Component Interest for each Component.

            Accrued Component Interest: For any Distribution Date and each Component, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Component Notional Amount.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance:  A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents:  As defined in Section 9.10.

            Bankruptcy Loss:  Any Deficient Valuation or Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date and Loan Group, the Initial Bankruptcy Loss Amount for such Loan Group less the aggregate amount of Bankruptcy Losses previously incurred on the Mortgage Loans in such Loan Group during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates of the Related Group.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Kentucky, the State of Maryland, the State of Virginia, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-4 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "Wells Fargo Bank Minnesota, N.A., in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-4." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, Wells Fargo Bank Minnesota, N.A.; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Notional Amount: With respect to any Class A-WIO Certificates at any date, the product of the Percentage Interest of such Certificate and the Notional Amount of the Class A-WIO Certificates.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
Class 1-A-15, Class 1-A-16, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class A-WIO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates, as the case may be.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15, Class 1-A-16, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class A-WIO Certificates.

            Class 1-A-6 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 1, the amount, if any, by which the Class Certificate Balance of the Class 1-A-6 Certificates would be reduced as a result of the allocation of any Realized Loss (other than an Excess
Loss) to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class 1-A-7 Accrual Distribution Amount: For any Distribution Date and the Class 1-A-7 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 1-A-15 Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class 1-A-15 Certificates and
(ii) the product of (a) the Shift Percentage, (b) the Class 1-A-15 Priority Percentage and (c) the Principal Amount for Group 1.

            Class 1-A-15 Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-15 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Class 1-A-16 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Deletion Date, the lesser of
(a) the Class Certificate Balance of the Class 1-A-16 Certificates with respect to such Distribution Date prior to any reduction for the Class 1-A-16 Loss Allocation Amount and (b) the Class 1-A-6 Loss Amount with respect to such Distribution Date.

            Class 2-A-2 Accrual Distribution Amount: For any Distribution Date and the Class 2-A-2 Certificates prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of (i) the amount allocated but not currently distributable as interest to such Class pursuant to
Section 5.02(a)(i) that is attributable to clause (i) of the definition of "Interest Distribution Amount," and (ii) the amount allocated but not currently distributable as interest to such Class pursuant to Section 5.02(a)(i) that is attributable to clause (ii) of the definition of "Interest Distribution Amount."

            Class 2-A-3 Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class 2-A-3 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Class 2-A-3 Priority Percentage and (c) the Principal Amount for Group 2.

            Class 2-A-3 Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 2-A-3 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 2 immediately prior to such date.

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Class 1-A-WIO Notional Amount: As to any Distribution Date and the Class 1-A-WIO Component, the aggregate Stated Principal Balance of the Group 1 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Class 2-A-WIO Notional Amount: As to any Distribution Date and the Class 2-A-WIO Component, the aggregate Stated Principal Balance of the Group 2 Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class (plus, in the case of any Class of Accrual Certificates, any Accrual Distribution Amounts previously allocated thereto) minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class 1-A-16 Certificates any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class (other than the Class A-WIO Certificates), the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class (other than the Class A-WIO Certificates), the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class (or, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in a Class of Accrual Distribution Amount pursuant to clause (ii) of the definition thereof, but not distributed as interest on such Class of Accrual Certificates) on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date:  March 29, 2001.

            Code:  The Internal Revenue Code of 1986, as amended.

            Compensating Interest:  As defined in Section 3.17.

            Component:  As defined in the Preliminary Statement.

            Component Interest Shortfall: For any Distribution Date and each Component, the amount by which Accrued Component Interest for such Component (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Component on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Component Notional Amount: As of any Distribution Date, either of the Class 1-A-WIO Notional Amount or the Class 2-A-WIO Notional Amount.

            Component Unpaid Interest Shortfall: As to any Distribution Date and Component, the amount by which the aggregate Component Interest Shortfalls for such Component on prior Distribution Date exceeds the amount of interest actually distributed on such Component on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement is conducted, which office at the date of the execution of this instrument is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562 and for certificate transfer purposes is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor and the Servicer.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date:  March 1, 2001.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $714,064,070.41 for Loan Group 1 and $262,630,641.48 for Loan Group 2.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Distribution Date: The 20th day of each month beginning in April 2001 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default:  As defined in Section 8.01.

            Excess Losses: For any Distribution Date and Loan Group, the amount of any (i) Fraud Losses on the Mortgage Loan in such Loan Group in excess of the Fraud Loss Amount for such Loan Group, (ii) Special Hazard Losses on the Mortgage Loans in such Loan Group in excess of the Special Hazard Loss Amount for such Loan Group or (iii) Bankruptcy Losses on the Mortgage Loan in such Loan Group in excess of the Bankruptcy Loss Amount for such Loan Group.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch:  Fitch, Inc., or any successor thereto.

            FNMA:  Fannie Mae, or any successor thereto.

            Fractional Interest:  As defined in Section 5.02(d).

            Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

            Fraud Loss Amount: For each Distribution Date and Loan Group occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group. Thereafter, the Fraud Loss Amount for such Loan Group shall be equal to the lesser of (i) the Initial Fraud Loss Amount for such Loan Group reduced by the amount of Fraud Losses on the Mortgage Loans in such Loan Group allocated to the Certificates of the Related Group and
(ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance for such Loan Group, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance for such Loan Group, and (c) after the fifth anniversary of the Cut-Off Date, zero.

            Group:  Either of Group 1 or Group 2.

            Group 1: The Group 1-A Certificates and Component and Group 1-B Certificates.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 2: The Group 2-A Certificates and Component and the Group 2-B Certificates.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 1-A Certificates and Component: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14, Class 1-A-15 and Class 1-A-16 Certificates and Class 1-A-WIO Component.

            Group 2-A Certificates and Component: Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates and Class 2-A-WIO Component.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Holder:  A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

            Initial Bankruptcy Loss Amount: $100,000.00 for Loan Group 1 and $100,000.00, for Loan Group 2.

            Initial Class Certificate Balance: As to each Class of Certificates (other than the Class A-WIO Certificates), the Class Certificate Balance set forth in the Preliminary Statement. The Class A-WIO Certificates are Interest-Only Certificates and have no Initial Class Certificate Balance.

            Initial Component Notional Amount: As to each Component, the Component Notional Amount set forth in the Preliminary Statement.

            Initial Fraud Loss Amount: $7,140,640.70 for Loan Group 1 and $2,626,306.41 for Loan Group 2.

            Initial Notional Amount. As to the Class A-WIO Certificates, the Notional Amount set forth in the Preliminary Statement.

            Initial Special Hazard Amount: $7,981,989.24 for Loan Group 1 and $6,302,168.97 for Loan Group 2.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-WIO Certificates) and each Component, the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class A-WIO Certificates) and each Component, the sum of (i) the Accrued Certificate Interest or Accrued Component Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class or Component Unpaid Interest Shortfall for such Component.

            Interest-Only Certificates: Any Class of Certificates entitled to distributions of interest, but no distributions of principal. The Class A-WIO Certificates are the only Class of Interest-Only Certificates.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group:  Either of Loan Group 1 or Loan Group 2.

            Loan Group 1:  The Group 1 Mortgage Loans.

            Loan Group 2:  The Group 2 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS:  As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated March 29, 2001, between the Banc of America Mortgage Capital Corporation, as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person:  A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Notional Amount: With respect to the Class A-WIO Certificates and any date of determination, the sum of the Class 1-A-WIO Notional Amount and the Class 2-A-WIO Notional Amount.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                      Class 1-B-1              1.25%
                      Class 1-B-2              0.90%
                      Class 1-B-3              0.60%
                      Class 1-B-4              0.30%
                      Class 1-B-5              0.15%
                      Class 1-B-6              0.00%
                      Class 2-B-1              0.80%
                      Class 2-B-2              0.60%
                      Class 2-B-3              0.40%
                      Class 2-B-4              0.20%
                      Class 2-B-5              0.10%
                      Class 2-B-6              0.00%

            Original Subordinate Certificate Balance: $14,285,970.41 for Group 1 and $5,255,641.48 for Group 2.

            OTS:  The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates (other than the Class A-WIO Certificates) and each Component, the per annum rate set forth in the Preliminary Statement.

            Paying Agent:  As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate (or the initial Certificate Notional Amount of a Class A-WIO Certificate) by the Initial Class Certificate Balance or Initial Notional Amount, as applicable, of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments:  One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated "AAA" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

               (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Plan:  As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of
Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal Amount: As to any Distribution Date and Group, the sum of
(a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan in the Related Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in the Related Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in the Related Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in the Related Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in the Related Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in the Related Loan Group received during the calendar month preceding the month of such Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Percentage: Either of the Class 1-A-15 Priority Percentage or the Class 2-A-3 Priority Percentage.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1 and for Loan Group 2, Group 2.

            Related Loan Group: For Group 1, Loan Group 1 and for Group 2, Loan Group 2.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period:  As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate:  The Class 1-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes:  As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Banc of America Mortgage Capital Corporation, a North Carolina Corporation, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates:  The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Loan Group that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Senior Percentage for such Group of the principal portion of such Debt Service Reduction.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:

                                                Percentage of
                                             Original Subordinate
Distribution Date Occurring                  Certificate Balance
---------------------------                  -------------------

April 2006 through March 2007                        30%

April 2007 through March 2008                        35%

April 2008 through March 2009                        40%

April 2009 through March 2010                        45%

April 2010 and thereafter                            50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Servicing Transfer Costs: All reasonable costs and expenses incurred by the Trustee in connection with the transfer of servicing from a predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiences in the servicing data or otherwise to enable the Trustee to service the Mortgage Loans properly and effectively.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

            Distribution Date Occurring In                      Shift Percentage
            ------------------------------                      ----------------

            April 2001 through March 2006                             0%
            April 2006 through March 2007                            30%
            April 2007 through March 2008                            40%
            April 2008 through March 2009                            60%
            April 2009 through March 2010                            80%
            April 2010 and thereafter                               100%

            Similar Law:  As defined in Section 6.02(e).

            Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

            (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

            (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

            (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

            (c) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

            (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

            (ii) any weapon of war or facility for producing same employing atomic fission, radioactive force or chemical or biological contaminants, whether in time of peace or war; or

            (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

            Special Hazard Loss Amount: As to any Distribution Date and Loan Group, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans in such Loan Group, (ii) twice the principal balance of the largest Mortgage Loan in such Loan Group, and (iii) the aggregate principal balance of all Mortgage Loans in such Loan Group secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount for such Loan Group, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. Either Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

            Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Distribution Date and Related Loan Group; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan in the Related Group that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount for such Group will be reduced on the related Distribution Date by the Subordinate Percentage for such Group of the principal portion of such Debt Service Reduction.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount:  As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust:  The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: Wells Fargo Bank Minnesota, N.A., a national banking association, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, (b) 1% of all Voting Rights shall be allocated to the Holders of the Class A-WIO Certificates and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of Wells Fargo Bank Minnesota, N.A., as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Wells Fargo Bank Minnesota, N.A., as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-4" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders. Upon execution and delivery of this document, the Trustee shall deliver or cause the Custodian to deliver to the Depositor and the Servicer a certification in the form of Exhibit L hereto (the "Initial Certification") to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession, and shall deliver to the Depositor and the Servicer a certification in the form of Exhibit M hereto (the ("Final Certification") to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in a list of exceptions attached to such Final Certification, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b).

            If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule based solely upon the review of items (i) and (xi) in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class 1-A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is April 20, 2031.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall within 90 days of such time, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section
3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party. The Trustee shall be entitled to be reimbursed from the Servicer (or by the Trust if the Servicer is unable to fulfill its obligations hereunder) for all Servicing Transfer Costs.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2001-4 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount and any amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself any amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2001 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. Within 15 days after each Distribution Date, the Trustee shall, in accordance with industry standards, file with the Securities Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 31, 2002, the Trustee shall consult with the Depositor and, if so instructed by the Depositor, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust Estate. Prior to March 30, 2002, the Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Estate. The Depositor hereby grants to the Trustee a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Trustee from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Estate. The Depositor agrees to promptly furnish to the Trustee, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Trustee reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission. The Trustee shall have no responsibility to file any items other than those specified in this Section but the Trustee shall cooperate with the Depositor in effecting any other filings which the Depositor desires to make under the Securities Exchange Act of 1934, as amended, with respect to the Trust.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates and Component in the Related Group in the following order of priority and to the extent of such funds paying Group 1 solely from the Pool Distribution Amount for Loan Group 1 and Group 2 solely from the Pool Distribution Amount for Loan Group 2:

            (i) to each Class of Senior Certificates and Component of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class or Component and any shortfall being allocated among such Classes and Component in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that until the applicable Accretion Termination Date, amounts that would have been distributed pursuant to this clause to the Class 1-A-7 or Class 2-A-2 Certificates will instead be distributed in reduction of the Class Certificate Balance of the Classes of Certificates of Group 1 or Group 2, as the case may be, specified in
      Section 5.02(b)(i) and (ii);

            (ii) to the Class A Certificates of such Group in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b);

            (iii) [Reserved];

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates or Class 2-B-1
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates or Class 2-B-2
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates or Class 2-B-3
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates or Class 2-B-4
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates or Class 2-B-5
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates or Class 2-B-6
            Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero

                  The Holder of the Class 1-A-R Certificate shall receive any remaining Pool Distribution Amounts.

            All distributions in respect of the Interest Distribution Amount for a Class or Component will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount", and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b)  (i) For Group 1:

            (1) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 1-A-7 Certificates, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class 1-A-7 Certificates will be allocated sequentially as follows:

                  first, to the Class 1-A-6 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  second, to the Class 1-A-7 Certificates, until their Class Certificate Balance has been reduced to zero.

            (2) On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Class A Certificates of such Group pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed sequentially as follows:

                  first, to the Class 1-A-R Certificate, until its Class Certificate Balance has been reduced to zero;

                  second, concurrently as follows:

                  (a) 0.12861222% to the Class 1-A-16 Certificates, until their Class Certificate Balance has been reduced to zero; and

                  (b)  99.87138778%, sequentially as follows;

                       (i) to the Class 1-A-15 Certificates, up to the Class
            1-A-15 Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                       (ii) sequentially to the Class 1-A-1, Class 1-A-2, Class
            1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-8, Class 1-A-9, Class 1-A-10, Class 1-A-11, Class 1-A-12, Class 1-A-13, Class 1-A-14,
            Class 1-A-6 and Class 1-A-7 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                       (iii) to the Class 1-A-15 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (ii)  For Group 2:

            (1) On each Distribution Date occurring prior to the Accretion Termination Date for the Class 2-A-2 Certificates, based solely on the information contained in the Servicer's Certificate, the Accrual Distribution Amount for the Class 2-A-2 Certificates will be allocated sequentially as follows:

                  first, to the Class 2-A-1 Certificates, until their Class Certificates Balance has been reduced to zero; and

                  second, to the Class 2-A-2 Certificates, until their Class Certificate Balance has been reduced to zero.

            (2) On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Class A Certificates of such Group pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed sequentially as follows:

                  first, to the Class 2-A-3 Certificates, up to the Class 2-A-3 Priority Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  second, sequentially to the Class 2-A-1 and Class 2-A-2 Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                  third, to the Class 2-A-3 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) On each Distribution Date on or after the Senior Credit Support Depletion Date for a Group, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount for the Related Loan Group available to be distributed as principal of the Class A Certificates of such Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (b) On each Distribution Date, Accrued Certificate Interest and Accrued Component Interest for each Class of Certificates and the Component of a Group for such Distribution Date shall be reduced by such Class's or Component's pro rata share, based on such Class's or Component's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) any Excess Losses on the Mortgage Loans in such Related Loan Group allocable to interest, (C) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Related Loan Group allocable to interest and (D) Relief Act Reductions incurred on the Mortgage Loans in such Related Loan Group during the calendar month preceding the month of such Distribution Date.

            (c) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group, including Excess Losses, with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the principal portion of any Realized Loss (other than an Excess
      Loss) with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower, until the Class Certificate Balances thereof have been reduced to zero; and

            (ii) the principal portion of any Excess Losses with respect to a Mortgage Loan in such Loan Group shall be allocated pro rata among the Senior Certificates of the Related Group in the aggregate on the basis of their aggregate principal balance and among the Classes of Subordinate Certificates of the Related Group on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date. Excess Losses allocated to the Senior Certificates of the Related Group, will be allocated among such Classes pro rata on the basis of their respective Class Certificate Balances, or in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date or, in the case of a Class of Accrual Certificates, the Initial Class Certificate Balance, if lower.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class 1-A-16 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 1-A-16 Certificates will be reduced by the Class 1-A-16 Loss Allocation Amount and, notwithstanding
Section 5.03(a)(i) and Section 5.03(b), the Class Certificate Balance of the Class 1-A-6 Certificates will not be reduced by the Class 1-A-16 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, the Accrual Distribution Amounts with respect to the Accrual Certificates, any Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall or Component Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to a Class of Certificates or Component is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Notional Amount of the Class A-WIO Certificates, the Class 1-A-WIO Notional Amount and the Class 2-A-WIO Notional Amount for such Distribution Date;

            (vi) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vii) for each Group, the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

            (viii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (ix) the Pass-Through Rate for each such Class of Certificates and Component with respect to such Distribution Date;

            (x)for each Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (xi) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xii) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xiii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiv) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

            (xv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month; and

            (xvi) for each Loan Group, the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall make available to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (x) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee will make the monthly statement to Certificateholders (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, and other parties to this Agreement via the Trustee's Internet website. The Trustee's Internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way the monthly statements to Certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (viii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2001, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class 1-A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By its acceptance of the Class 1-A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-9, A-1-A-10, A-1-A-11, A-1-A-12, A-1-A-13, A-1-A-14, A-1-A-15,
A-1-A-16, A-1-A-R, A-2-A-1, A-2-A-2, A-2-A-3, A-WIO, B-1-B-1, B-1-B-2, B-1-B-3,
B-1-B-4, B-1-B-5, B-1-B-6, B-2-B-1, B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5 and
B-2-B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-WIO and Class 1-A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-WIO Certificates shall be available to investors in interests representing minimum dollar Certificate Notional Amounts of $20,000,000 and integral dollar multiples of $1 in excess thereof. The Class 1-A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) Within
90 days of the time the Servicer receives a notice of termination pursuant to
Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding the foregoing, the parties hereto agree that the Trustee, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer to make Advances. Notwithstanding the foregoing, the Trustee in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to
Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the successor Servicer or the Trustee (in which case the successor Servicer or the Trustee shall be entitled to reimbursement therefor from the assets of the Trust).

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree not to exceed the Servicing Fee Rate.

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be Wells Fargo Bank Minnesota, N.A. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Compensation and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive earnings on any investment income with respect to funds in the Certificate Account. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            In the event that the Servicer fails to remit to the Trustee on the related Remittance Date any Periodic Advance required to be made by the Servicer on the Remittance Date or any amounts required to be remitted by the Servicer pursuant to Section 3.11(a)(vii), the Servicer shall pay to the Trustee, for the account of the Trustee, interest on such late remittance at the Prime Rate from and including the Remittance Date to but excluding the Distribution Date.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be Wells Fargo Bank Minnesota, N.A. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the sum of the Pool Stated Principal Balances for the Loan Groups as of the Final Distribution Date being less than 1% of the sum of the Cut-Off Date Pool Principal Balances for the Loan Groups. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 10th day and not later than the 20th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, by Group, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus accrued interest thereon in the case of an interest bearing Certificate, and (II) as to the Class 1-A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above. If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates or the Class 2-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 2810 North Parham Road, Richmond, Virginia 23294, Attention: Servicing Manager, and Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318,
Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina, 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, Wells Fargo Bank Minnesota, N.A., 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention:
BOAMS, Series 2001-4, with a copy to Wells Fargo Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: BOAMS, Series 2001-4, (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn:
Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor

                                    By:
                                       -----------------------------------------
                                       Name:  Judy Ford
                                       Title:    Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer

                                    By:
                                       -----------------------------------------
                                       Name: Robert J. DeBenedet
                                       Title:    Senior Vice President


                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                       as Trustee

                                    By:
                                       -----------------------------------------
                                       Name:  Peter A. Gobell
                                       Title:    Vice President

STATE OF MARYLAND     )
                      )  ss.:
COUNTY OF             )


            On the 29th day of March, 2001, before me, a notary public in and for the State of Maryland, personally appeared Peter A. Gobell, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Wells Fargo Bank Minnesota, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                     Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )  ss.:
COUNTY OF MECKLENBURG   )


            On the 29th day of March, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                     Notary Public


[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA )
                        )  ss.:
COUNTY OF MECKLENBURG   )


            On the 29th day of March, 2001, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                     Notary Public


[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $538,970,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WG 3

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $800,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WH 1

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WJ 7

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WK 4

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WL 2

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $44,189,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WM 0

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-7

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $35,919,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WN 8

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-8

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WP 3

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-9

                    [FORM OF FACE OF CLASS 1-A-9 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-9

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WQ 1

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-10

                   [FORM OF FACE OF CLASS 1-A-10 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-10

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-10

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WR 9

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-11

                   [FORM OF FACE OF CLASS 1-A-11 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-11

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-11

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WS 7

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-12

                   [FORM OF FACE OF CLASS 1-A-12 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-12

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-12

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WT 5

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-13

                   [FORM OF FACE OF CLASS 1-A-13 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-13

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-13

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:              1

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WU 2

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-14

                   [FORM OF FACE OF CLASS 1-A-14 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-14

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-14

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $750,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WV 0

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-15

                   [FORM OF FACE OF CLASS 1-A-15 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-15

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-15

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $71,500,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WW 8

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT A-1-A-16

                   [FORM OF FACE OF CLASS 1-A-16 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-16

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS 1-A-6 CERTIFICATES WILL BE BORNE BY THE CLASS 1-A-16 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 1-A-16

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $900,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WX 6

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WY 4

      This certifies that ______________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the office of the Trustee designated for such purpose in the Pooling and Servicing Agreement.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $223,259,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 WZ 1

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-2

                    [FORM OF FACE OF CLASS 2-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE CERTIFICATE BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE CERTIFICATE BALANCE OF THIS CERTIFICATE AND BECAUSE REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MORE OR LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,853,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XA 5

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-3

                    [FORM OF FACE OF CLASS 2-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-A-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $26,263,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XB 3

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-WIO

                    [FORM OF FACE OF CLASS A-WIO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class A-WIO

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class A-WIO

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Notional Amount
of this Certificate
("Denomination"):             $

Initial Notional
Amount of this Class:         $976,694,711.00

Pass-Through Rate:            Variable

CUSIP No.:                    060506 XC 1

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Notional Amount of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For purposes of determining accrued interest, the Class A-WIO Certificates will be deemed to consist of two Components which are not severable: The Class 1-A-WIO Component and the Class 2-A-WIO Component. Interest will accrue on each Component on its Component Notional Amount as of any Distribution Date at a per annum rate equal to (i) the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in the Related Loan Group (based on the Stated Principal Balances of the Mortgage Loans in such Loan Group on the Due Date in the month preceding the month of such Distribution Date) minus (ii) 6.750%.

      This Class A-WIO Certificate represents the right to receive interest as described above and in the Pooling and Servicing Agreement. This Class A-WIO Certificate is not entitled to any distributions with respect to principal on the Mortgage Loans in the Trust. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,356,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XD 9

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,152,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XG 2

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AND THE CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,500,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XE 7

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                EXHIBIT B-2-B-2

                   [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               Mortgage Pass-Through Certificates, Series 2001-4
                                  Class 2-B-2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AND THE CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $526,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XH 0

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AND THE CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:              1

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,143,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XF 4

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-3

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AND THE CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $526,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XJ 6

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AND THE CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,143,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XT 4

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AND THE CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $526,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XW 7

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AND THE CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,072,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XU 1

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AND THE CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $263,000.00

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XX 5

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND COMPONENT AND THE CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,071,970.41

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XV 9

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND COMPONENT AND THE CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2001-4
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of two loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 March 1, 2001

First Distribution Date:      April 20, 2001

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $262,641.48

Pass-Through Rate:            6.750%

CUSIP No.:                    060506 XY 3

      This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated March 29, 2001 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 20th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate, by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by
Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the sum of the Pool Stated Principal Balances of the Loan Groups is less than 1% of the sum of the Cut-Off Date Pool Principal Balances of the Loan Groups, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                    as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [ ] Certificates referred to in the Pooling and Servicing Agreement referenced herein.


                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                    as Trustee


                                    By
                                      ----------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT
                                   ----------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                    -------------------------------------
                                    Signature by or on behalf of assignor





                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to _________________
_________________________________.

      This information is provided by _______________, the assignee named above, or _______________, as its agent.

                                   EXHIBIT D-1

                    MORTGAGE LOAN SCHEDULE (FOR LOAN GROUP 1)

BANK OF AMERICA BOAMS 2001-04 GROUP 1
Mortgage Loan Schedule - 3/29/01

LOAN         BORROWER                      STREET                                ZIP     PROP
NUMBER       NAME                          ADDRESS                       STATE   CODE    TYPE        OCC.        PURPOSE
------------------------------------------------------------------------------------------------------------------------------------
0001410497   WHITE, PAUL                   928 STONEHENGE LANE             MO    63124     SFR       Primary     PURCH
0001437102   ASUNCION, EMERITO             5600 BROADMOOR TERR             MD    21754     PUD       Primary     PURCH
0001521368   BIVONA, LEONARD               682 SUNRIDGE ROAD               OH    44333     SFR       Primary     PURCH
0001635291   PASQUARIELLO, MICHAEL         1 QUAIL DRIVE                   PA    18901     SFR       Primary     PURCH
0001818236   MARSHALL, KENNETH             182 WINDING RIVER               MA     2482     SFR       Primary     R/T REFI
0001889047   MOLONY JR, W                  7 AUBURNDALE DR                 NY    14534     SFR       Primary     PURCH
0001912971   MARWAH, BIRINDER              30 HAMILTON LANE                IL    60521     SFR       Primary     R/T REFI
0001913755   KASSANOFF, ARNOLD             5334 NAKOMA DRIVE               TX    75209     SFR       Primary     R/T REFI
0001921469   BLAKEMORE, THOMAS             1222 BRASSIE ROAD               IL    60422     SFR       Primary     R/T REFI
0003007564   MATHER, ANH                   28008 FREE REIN                 TX    78654     PUD       Primary     PURCH
0003069713   SMITH, J                      8919 CARDWELL LANE              TX    77055     SFR       Primary     R/T REFI
0003087038   O DWYER, DUNCAN               484 SMITH ROAD                  NY    14534     SFR       Primary     C/O REFI
0003139805   RISO, DAVID                   4813 FOX CHAPEL ROAD            VA    22030     SFR       Primary     R/T REFI
0003177599   NATOLI, JOSEPH                6351SW87 TERRACE                FL    33156     PUD       Primary     PURCH
0003245370   CAPPS, ROBERT                 4617 REDWOOD COURT              TX    75038     SFR       Primary     PURCH
0003520798   SCOTT, ROBERT                 12128 TALMAY COURT              TX    75230     SFR       Primary     PURCH
0003563657   BOWMAN, ROY                   8201 KERRY ROAD                 MD    20815     SFR       Primary     C/O REFI
0003583390   ANDERS, STEVEN                4833N25TH STREET                VA    22207     SFR       Primary     R/T REFI
0003586369   LANGLOIS, RAYMOND             3926 RICE                       TX    77005     SFR       Primary     R/T REFI
0003592086   ANDERSON, ANDREW              5304 BRAEBURN                   TX    77401     SFR       Primary     CONS/PERM
0003628278   HALL, IRVING                  7704 DESOTO MEMORIAL            FL    34209     SFR       Primary     R/T REFI
0003649217   STRICKLAND, FRANK             30NWCHATSWORTH PL               GA    30327     SFR       Primary     R/T REFI
0003686144   TYLER, JAMES                  4297 E BROOKHAVEN DR            GA    30319     SFR       Primary     PURCH
0003689593   PRESTON, FRANCES              2108 WOODMONT BLVD              TN    37215     SFR       Primary     R/T REFI
0003734548   EVANS SR, GEORGE              6181 LANDING DRIVE              MD    21784     SFR       Primary     R/T REFI
0003741261   STRZYZ, ROBERT                5 LAUGHING GULL R               SC    29928     PUD       Primary     PURCH
0003822533   PADDEN, PRESTON               15501 CHESTNUT TREE             VA    22553     SFR       Primary     R/T REFI
0003885811   ESPINOSA, JUAN                1750NE198TH TERRACE             FL    33179     SFR       Primary     R/T REFI
0003983947   POLLY, UHEL                   1014 RHODES VILA AVE            FL    33483     SFR       Primary     CONS/PERM
0004324992   BRENNER, TERRY                5141 CROSSBOW CIRCLE            VA    24014     SFR       Primary     Home Improvement
0004472692   MOODY JR, CHARLES             1426 DOE VALLEY DR              GA    30058     SFR       Primary     CONS/PERM
0004557468   BANE, P                       205 EATON COURT                 VA    22066     SFR       Primary     PURCH
0004571519   SACKLER, ARTHUR               7113 DEER CROSSING CT           MD    20817     PUD       Primary     PURCH
0004571980   HEITMILLER, RICHARD           411 RED MEADOWS CT              MD    21136     SFR       Primary     CONS/PERM
0004934824   DUKE, MARK                    30503 BERRY CREEK DR            TX    78628     SFR       Primary     R/T REFI
0005005160   SIENKIEWICZ, DANIEL           793 TOTTENHAM                   MI    48009     SFR       Primary     R/T REFI
0005081534   SAWNER, THOMAS                1305 NELSON STREET              VA    22201     SFR       Primary     PURCH
0005098447   SHEA, THOMAS                  20 MAKANNA DRIVE                NY    11743     SFR       Primary     PURCH
0005119383   PILCHER, CARL                 233 KENT OAKS WAY               MD    20878     PUD       Primary     PURCH
0005131099   STRAATSMA, ROBERT             1311E CROOKED LAKE DR           MI    49009     SFR       Primary     C/O REFI
0005140397   SITTO, FRANCI                 4479S BAY DR                    MI    48323     SFR       Primary     PURCH
0005188388   REESE, SAMUEL                 7080W PRINCETON AVE             CO    80235     SFR       Primary     PURCH
0005239264   STOLTZNER, MICHAEL            131 VISCHER DRIVE               CO    81435     SFR       Primary     PURCH
0005253653   ZOUFAL, ROBERT                4229 LINDEN AVENUE              IL    60558     SFR       Primary     R/T REFI
0005257373   PETERSEN, JAMES               27074 PEMBRIDGE CT.             MI    48331    Condo      Primary     R/T REFI
0005285481   DEARINGER, JEFFERY            212 MIDENHALL WAY               NC    27513     PUD       Primary     PURCH
0005517040   HOOK, STEPHEN                 4117 BURNS DRIVE SOUTH          TX    78503     PUD       Primary     Home Improvement
0005562061   CHHATPAR, CHANDRAMO           0 MAIDENS BOWER                 MD    20854     SFR       Primary     PURCH
0005577481   OSBORN, DAVID                 5532 FRANKFORD COURT            TX    75252     SFR       Primary     PURCH
0005650163   PERRY, ROBERT                 12713 KNIGHTSBRIDGE             VA    22192     PUD       Primary     Home Improvement
0005732045   RAMPI, RICHARD                8511 SAND LAKE SHORE            FL    32819     PUD       Primary     CONS/PERM
0005766993   BUTLER, MALCOLM               7350 HOOKING ROAD               VA    22101     PUD       Primary     PURCH
0005791702   BRYAN, RICHARD                14218 LAKE SCENE TRL            TX    77062     PUD       Primary     CONS/PERM
0005891544   PECKNER, STUART               109 MURRAY ROAD                 FL    33405     SFR       Primary     Home Improvement
0005992797   GRANDY, GENEVA                3 ATLANTIC BEACH                SC    29455     PUD       Secondary   PURCH
0006224331   MOSS, DUDLEY                  2200S OCEAN LANE                FL    33316    Condo      Secondary   PURCH
0006231641   JAMES & PAMELA,               5051 VAN DYKE ROAD              FL    33549     SFR       Primary     PURCH
0006235279   GODSHALL, JONATHAN            5360 SPRING PARK ST             TX    77056     SFR       Primary     R/T REFI
0006303895   CHAIRS III, SAMUEL            9199 FURROW AVENUE              MD    21042     SFR       Primary     R/T REFI
0006399604   NIKKINEN, NANCY               4842 4842 RIVERSIDE             MD    20765     SFR       Primary     Home Improvement
0006412910   COUNCIL, W                    134 GOOSE HILL WAY              VA    23430     SFR       Primary     C/O REFI
0006417273   GALASKI, MATTHEW              12753 GOLD CUP TRAIL            VA    22111     SFR       Primary     PURCH
0007164965   SIMON, WILLIAM                1193 FRANKLYN STREET            NC    27927     PUD       Secondary   CONS/PERM
0007229677   SPROGIS, HAROLD               535 KNOTTY PINE DR              NV    89450     SFR       Primary     C/O REFI
0007904048   MACTAVISH, LAWRENCE           1923 GRAND VALLEY DR            TX    77090     SFR       Primary     CONS/PERM
0007972334   ANDERSON,NORMA J              178 SE BANK STREET              MN    55414    Condo      Primary     PURCH
0008168569   SAREEN, RAJEEV                1 INWOOD POINT                  TX    78248     SFR       Primary     PURCH
0008350779   PEASE, WILLIAM                2007 FRANKLIN AVE               VA    22101     SFR       Primary     R/T REFI
0008573404   YASUNA, MURIEL                2819NWP STREET                  DC    20007     SFR       Primary     R/T REFI
0008575292   LYONS, GREGORY                3209 FLUSHING MEADOW            MD    20815     SFR       Primary     PURCH
0008581324   WORTHINGTON, ANDREW           4200 SULGRAVE ROAD              VA    23221     SFR       Primary     R/T REFI
0008887960   BLAKEMORE JR, WILLIAM         OT20 LIGHT HOUSE RD             NC    27943     SFR       Secondary   CONS/PERM
0008947095   DAVIS, J                      3206 OAKMONT DRIVE              TX    77479     PUD       Primary     PURCH
0008959447   RENWICK, MALCOLM              2226 HIGH POINT DR              TX    75007     SFR       Primary     R/T REFI
0009009127   WILCOX, KENNETH               5739 WOODHAVEN LANE             MO    64152     PUD       Primary     PURCH
0009073669   PHELAN, JOSEPH                4915 WEDGEWOOD DRIVE            TX    77401     SFR       Primary     CONS/PERM
0009580168   MILLER, ELDON                 618 GADDIS RD                   GA    30114     SFR       Primary     PURCH
0009764655   JOHNS, CRAIG                  5595 ERROL PLACE                GA    30327     SFR       Primary     C/O REFI
0009790510   ALLEVA, FRANK                 2383NW24TH STREET               FL    30000     SFR       Primary     PURCH
0009835141   MOORE, BARRY                  1308 GARRICK WAY                GA    30068     SFR       Primary     PURCH
0009958703   MCCALL, RONALD                7906 BOSQUE BLVD                TX    76712     SFR       Primary     CONS/PERM
0009980301   SILVER, JEFFREY               10 HAWICK COURT                 MD    21117     SFR       Primary     CONS/PERM
0010260099   KAHL,STEVEN E                 8505 GREEN ISLAND CIRCLE        CO    80124   Townhouse   Primary     PURCH
0010274693   KEATING,DANIEL A              33 WHITEWOOD ROAD               CT     6470     SFR       Primary     PURCH
0010293582   WISMAR,BRIAN A                37819 VALLEY ROAD               WI    53066     SFR       Primary     PURCH
0010329463   NORDAHL,THOMAS W              9341 WYOMING AVENUE             MN    55438     SFR       Primary     PURCH
0010353348   BOGGUST,ANDY                  901 SW FOX CHASE RD. SW         MN    55902     SFR       Primary     PURCH
0010354514   O'SHEA,TIMOTHY P              11 FORBES COURT                 NJ     7920     SFR       Primary     PURCH
0010367233   NIELSEN,TERRY R               51 ALAMEDA                      CA    94019     SFR       Primary     PURCH
0010388206   SHOLLER,DANIEL B              4 GUILDER LANE                  CT     6880     SFR       Primary     PURCH
0010390901   MELENDEZ JR,JORGE             340 WEST ENID DRIVE             FL    33149     SFR       Primary     PURCH
0010394401   WHITEHURST,MILTON W           3104 NORTHGATE DRIVE            TX    75093     SFR       Primary     R/T REFI
0010402438   JENG,BILL WEI-                1626 MOUNTAIN BLVD              CA    94611     SFR       Primary     PURCH
0010402632   MEASHEY,KENNETH H             628 MONTEREY BLVD.              CA    90254     SFR       Primary     PURCH
0010403264   SANTOS,JOEL M                 5055 NORTHLAWN DRIVE            CA    95130     SFR       Primary     PURCH
0010403604   OLIN,CRAIG H                  59 WINESAP ROAD                 CT     6903     SFR       Primary     PURCH
0010510133   WELLMAN JR,JOHN EDWA          8825 RIDGE PONDS DRIVE          MN    55386     SFR       Primary     R/T REFI
0010510460   DONALDSON,TIMOTHY W           555 N FERNDALE ROAD             MN    55391     SFR       Primary     C/O REFI
0010510591   YANCEY,CHARLES M              497 HIGHCROFT RD                MN    55391     SFR       Primary     R/T REFI
0010526226   JACKSON,SANDRA W              167 PERRY ST                    NY    10014    Condo      Primary     PURCH
0010526609   ODELL,GEOFFREY                26 PHOENIX DRIVE                NJ     7945     SFR       Primary     PURCH
0010528709   GELLER,GARY                   69 CHATHAM ROAD                 CT     6903     SFR       Primary     PURCH
0010529144   PARR,MICHAEL                  15 GREEN HILL ROAD              NJ     7940     SFR       Primary     PURCH
0010529608   KANG,SAMUEL S                 421 GOODMAN RD                  CA    94044     SFR       Primary     PURCH
0010530088   POKALSKY,JOSEPH T             1415 W WESLEY ROAD              GA    30327     SFR       Primary     PURCH
0010536221   SWEET,JUDITH M                3201 CADDEN CT                  CA    92117     SFR       Primary     PURCH
0010537449   HINMAN,GEORGE B               1207 BANGOR ST                  CA    92106     SFR       Primary     R/T REFI
0010539140   WALLBURG,PETER                14 VALE ROAD                    NJ     7981     SFR       Primary     PURCH
0010540334   DESALVO,FRANCIS               113 MOUNTAIN ROAD               CT     6896     SFR       Primary     PURCH
0010541021   RICE,SCOTT J                  6210 SPYGLASS RIDGE DR          OH    45230     SFR       Primary     PURCH
0010541110   DRANEY,ROBERT R               5228 BRIGGS AVE                 CA    91214     SFR       Primary     C/O REFI
0010541985   VANSIA,MAYUR P                6 CLIFF ROAD                    NJ     7470     SFR       Primary     PURCH
0010542159   HIMMELSBACH JR,WILLIAM A      47 BENJAMIN ST                  CT     6870     SFR       Primary     PURCH
0010543970   PAGE,JAMES B                  66 ROYAL SAINT GEORGE RD        CA    92660     SFR       Primary     R/T REFI
0010544437   GRANACHER,JAMES A             121 RAMSGATE DR                 PA    19460     SFR       Primary     PURCH
0010544852   MARTIN,GEORGE F               9100 VERSAILLES DR              CA    93311     SFR       Primary     R/T REFI
0010545255   LASWELL,HARRY TAY             5118 CASHMERE CT                CA    95628     SFR       Primary     PURCH
0010546049   DOTEN,STANLEY A               1825 OAK AVE                    CA    94025     SFR       Primary     PURCH
0010546316   FINLON,PETER C                3319 26 2ND AVE SE              WA    98027     SFR       Primary     R/T REFI
0010546804   ROMITO,LARRY D                30572 MARBELLA VISTA            CA    92675     PUD       Primary     R/T REFI
0010548319   MILLER,PHILLIP C              33022 SUNHARBOR                 CA    92629     PUD       Primary     PURCH
0010548980   MCCULLOUGH,DERRICK B          79 MADRID PLACE                 CA    94539     SFR       Primary     R/T REFI
0010549455   SCHWAB,SHELLY                 28 SUNSET COVE                  CA    92657     PUD       Primary     PURCH
0010549684   WEDEL,KURT F                  730 ARLINGTON ROAD              CA    94062     SFR       Primary     PURCH
0020005989   DAROCA, RUDOLPH               4241S MEADOWBROOK LN            CO    80439     SFR       Primary     PURCH
0020013850   MAULTSBY JR, VANCE            3117 WESTMINISTER AV            TX    75205     SFR       Primary     PURCH
0020044335   BOSTICK, MACKAEL              105 COUNTY ROAD 180             TX    78641     SFR       Primary     PURCH
0020045324   IWANYK, EUGENE                1525 OLD STAGE RD               CO    80906     PUD       Primary     PURCH
0020051249   EVERETT JR, C                 2837 MILTON STREET              TX    75205     SFR       Primary     R/T REFI
0020066395   SPELMAN, TIMOTHY              795 WINDING HILLS RD            CO    80132     SFR       Primary     R/T REFI
0020076279   SCHNIDER, RICK                8165 HORSESHOE BEND             NV    89113     PUD       Primary     PURCH
0020106514   PEACOCK, DAVID                911 HUNTINGTON COVE             TX    77024     SFR       Primary     R/T REFI
0020256061   FABIAN,JOANNA B               23 SHORE RD                     NJ     7020     SFR       Primary     R/T REFI
0021371315   FAICCO,CHRIS                  144 WOODBROOK ROAD              NY    10605     PUD       Primary     CONS/PERM
0021409251   MALINOWSKI,NORMAN A.          4 DEBOW DRIVE                   NJ     8691     SFR       Primary     PURCH
0021430641   SWORDS,MICHAEL K              9 HOPPER COURT                  NJ     7430     SFR       Primary     CONS
0021442553   PAULUS, THOMAS                4 WYNDEMERE LAK                 PA    19425     SFR       Primary     PURCH
0021452351   LYDEN,MICHAEL J               3 TURNBERRY COURT               NJ     8054     SFR       Primary     PURCH
0021452989   ABITABILO,NEIL J.             36 BRADFORD ROAD                NJ     8520     SFR       Primary     CONS
0021462038   CAMARILLO,ANN J               10 LIVERY LANE                  NY    10560     PUD       Primary     CONS
0021483698   HARTKA,MITCHELL               15 ELSA WAY                     PA    18966     SFR       Primary     CONS/PERM
0021514429   KAMINSKY,RANDE                205 LE PONT CIRCLE              PA    19422     SFR       Primary     PURCH
0021515191   SHUMACHER,RONALD J.           112 FOX TRAIL TERRACE           MD    20878     SFR       Primary     PURCH
0021523096   THORSHEIM,CHRISTOPH           6 PHEASANT WAY                  NJ     7726     SFR       Primary     PURCH
0021530225   RUDD, THEDA                   435 OAK POINT CT                MI    48864     SFR       Primary     R/T REFI
0021533661   LEE,MARK                      191 MELHORN ROAD                NY    10314     SFR       Primary     PURCH
0021536716   LANZILLOTTI,MICHELE           320 CHESTNUT DRIVE              NY    11576     SFR       Primary     PURCH
0021537950   PETINOS,KONSTANTI             1416 158TH STREET               NY    11357     SFR       Primary     PURCH
0021542220   WEBB, WLLIAM                  11 CHESTER RD                   PA    19333     SFR       Primary     PURCH
0021550646   HUSSEY,JANINE A               35480 TROON COURT               VA    22141     SFR       Primary     PURCH
0021555834   WEST JR,WILLIAM A             544 W SOLANO DR                 AZ    85013     SFR       Primary     R/T REFI
0021557616   ANDERSON,CHRISTOPH            771 BACKHUS ESTATE ROAD         NJ     8826     SFR       Primary     PURCH
0021558795   GOLWAY,THOMAS W.              37 BROOKSIDE DRIVE              NY    11030     SFR       Primary     PURCH
0021562245   LEE,CHIENWEN                  39 WATERGATE DRIVE              NY    10589     SFR       Primary     PURCH
0021564205   SNELLER,MICHAEL C             10825 KIRKWALL TERRACE          MD    20854     SFR       Primary     PURCH
0021565864   ALLENDE,FRANCISCO             117 E CENTRAL AVE               NJ     8057     SFR       Primary     PURCH
0021568860   GLASS, JEFFREY                5 BRISTOL GREEN                 TX    78209     PUD       Primary     R/T REFI
0021570540   GAUTHIER,JAMES J              19 PRESIDENTIAL DR              MA     1745     SFR       Primary     PURCH
0021573361   FICORILLI,RICHARD J           474 BRIARWOOD DRIVE             CT     6437     SFR       Primary     PURCH
0021579393   FAHERTY,THOMAS J              82 FOREST STREET                MA     2186     SFR       Primary     PURCH
0021582661   PAVLAK,MICHAEL A              14440 HELMSLEY ROAD             VA    23113     SFR       Primary     PURCH
0021583161   DOMINGO,FELIMON               15 TREEVIEW CIRCLE              NJ     7076     SFR       Primary     PURCH
0021587361   LEVY,DAVID I.                 20 HURON STREET                 NY    11545     SFR       Primary     PURCH
0021587396   KORPONAY,JAMES                5 WREN COURT                    NY    11545     SFR       Primary     PURCH
0021589395   SAVEGNAGO JR, FRANCIS         18 HIGHGATE COURSE              IL    60174     PUD       Primary     R/T REFI
0021589836   SMITH,ERIC                    1314 STUART ROAD                VA    22070     SFR       Primary     PURCH
0021590991   SEVY,BRUCE A                  7 STOP RIVER ROAD               MA     2056     SFR       Primary     PURCH
0021591024   STANLEY,JOHN S                36 BEALS STREET                 MA     2146     SFR       Primary     PURCH
0021598891   HARLE, THOMAS                 4228 236TH AVE NE               WA    98072     SFR       Primary     C/O REFI
0021606668   LINZER,STEVEN P               3156 SHORE ROAD                 NY    11710     SFR       Primary     PURCH
0021607079   LAKHANI,SUNIL                 13 SOUTH SIDE AVENUE            NJ     7716     SFR       Primary     PURCH
0021607231   WOISLAW,THOMAS A              18 KENDALL DRIVE                MA     1532     SFR       Primary     PURCH
0021608563   SARISKY,JOHN M.               10800 SYCAMORE SPRINGS LANE     VA    22066     SFR       Primary     PURCH
0021608814   VAZE,MILIND                   31 TRAUB DR                     PA    18966     SFR       Primary     PURCH
0021609683   CANTWELL,JAMES D.             1015 LYLEBOURNE COURT           NC    27502     SFR       Primary     PURCH
0021609797   HUGHES JR, JACK               74 LLEWELYN RD                  PA    19312     SFR       Primary     R/T REFI
0021618038   ADAMS,CHRISTOPH               2 GOSS ROAD                     NH     3862     SFR       Primary     PURCH
0021618756   MORLING, STEVEN               3710 VINTAGE CENTR              TX    77069     PUD       Primary     R/T REFI
0021619492   GERSHBERG,YEFIM               252 80TH STREET                 NY    11209     SFR       Primary     PURCH
0021619751   FRANKEL,LEE A                 5914 EAST VIA DEL CIELO         AZ    85253     PUD       Primary     PURCH
0021619952   ISNER, BENJAMIN               328 MELODIA TERRA               CA    92009     PUD       Primary     PURCH
0021622980   VANDERMOLEN, JON              684 GULL LAKE DRI               MI    49083     SFR       Primary     R/T REFI
0021623004   VANDERMOLEN, JAMES            851 IDLEWILD                    MI    49083     SFR       Primary     PURCH
0021625271   LEINWAND,ROBERT R             11 GATE HOUSE LN                NY    10543     SFR       Primary     PURCH
0021625786   WEATHERS, JR,RONALD J         24 WENLOCK CIRCLE               MA     2356     SFR       Primary     PURCH
0021626759   BREMNER, JOHN                 S221 STEARMAN S                 IL    60564     SFR       Primary     R/T REFI
0021626898   KIM,JIN                       39 TONI DRIVE                   NJ     7632     SFR       Primary     PURCH
0021627681   UNDERHILL,DAVID J             32 LAZY VALLEY ROAD             CT     6033     PUD       Primary     PURCH
0021628891   NIRO,JOSEPH M.                21 HAGER LANE                   MA     1719     SFR       Primary     R/T REFI
0021633805   HARMON, CHRISTOPH             708 KENMORE PLACE               AL    35242     SFR       Primary     PURCH
0021635297   RIZZO, DOMONIC                3 FOXBORO ROAD                  NJ     7470     PUD       Primary     R/T REFI
0021635731   WACHOLDER,SHOLOM              9 ARLIVE COURT                  MD    20854     SFR       Primary     PURCH
0021639562   LOURY, MARK                   926 HAZEL COURT                 CO    80526     PUD       Primary     C/O REFI
0021642036   ROMERO,PEDRO A.               128 FAIRVIEW TERRACE            CT     6033     SFR       Primary     PURCH
0021645130   KAIN, CHRISTOPH               495 NWTRACYTON BLVD             WA    98311     SFR       Primary     R/T REFI
0021645510   ROUBEN, LAWRENCE              819 ORION ROAD                  KY    40222     SFR       Primary     R/T REFI
0021645515   LUCIANI,GEORGE N              1644 THISTLEWOOD DR.            PA    18977     SFR       Primary     PURCH
0021645710   CARROLL,MARK W.               2205 ASHCLIFF LANE              NC    28270     SFR       Primary     PURCH
0021645791   SCHOEBEN, JOSEPH              565 267TH PLACE S               WA    98029     PUD       Primary     PURCH
0021646449   JUSTMAN,SETH                  115 RIDGEWAY ROAD               MA     2193     SFR       Primary     PURCH
0021650569   MCDANIEL, ARTHUR              7101 SILVER MOON LAN            CO    80525     PUD       Primary     PURCH
0021652839   HYMEL, DARRYL                 8W240 CHRISTINA COU             IL    60510     SFR       Primary     R/T REFI
0021653845   WARN, JOHN                    404 RIDGE CREST L               CO    80465     SFR       Primary     PURCH
0021659412   WEILAND, J                    89 COLUMBINE LAN                CO    80439     SFR       Primary     C/O REFI
0021660697   HURLEY,PATRICK S              7 N. CHRISTOPHER COLUM          PA    19107    Condo      Primary     PURCH
0021661367   EVANS,ANDREW W                45 DRUM HILL ROAD               MA     1742     SFR       Primary     PURCH
0021663025   RUDDY,BARBARA                 5438 EAST OAKHURST WAY          AZ    85254     SFR       Primary     PURCH
0021663246   GRAHAM,OTIS L.                8704 SHIPWATCH DRIVE            NC    28412     SFR       Primary     PURCH
0021663653   SECHRIST,HANNAH S             47 MILL RIVER HOLLOW RD         NY    11771     SFR       Primary     PURCH
0021665906   SEMANOFF, HAROLD              1700 ST GEORGES RD              PA    19025     SFR       Primary     R/T REFI
0021666156   PARKER,CHRISTOPH              80 CHURCH STREET                MA     1890     SFR       Primary     PURCH
0021666784   BOSWORTH,ROGER M              3 PERRY DRIVE                   MA     2332     SFR       Primary     PURCH
0021671702   LEVA,JOSEPH                   28 CLAYTON DRIVE                NY    11746     SFR       Primary     PURCH
0021676713   DELANEYJR, DAVID              532 ARCOLA LANE                 MN    55391     SFR       Primary     R/T REFI
0021679100   HICKS,CLIFTON L               3305 FELTON PLACE               NC    27612     SFR       Primary     PURCH
0021679220   REIDY, KEVIN                  656 S OGDEN STREET              CO    80110     SFR       Primary     PURCH
0021681929   MACK, KIP                     030 LEEDS GARDEN                GA    30022     PUD       Primary     PURCH
0021683271   TAYLOR,ROBERT J               186 MARIONDALE DRIVE            CT     6489     SFR       Primary     PURCH
0021685002   POPPER,ANDREW F.              5708 ROOSEVELT STREET           MD    20817     SFR       Primary     C/O REFI
0021685347   BERGMAN,MARC                  42 WESTMOUNT DRIVE              NJ     7039     SFR       Primary     PURCH
0021685938   ROSS, MICHAEL                 3 POLO FIELD LA                 CO    80209     PUD       Primary     C/O REFI
0021685959   FELDMAN,ELIOT D.              9311 FRIARS ROAD                MD    20817     SFR       Primary     PURCH
0021691803   MALONE, EDWARD                622 FAIR OAKS AVE               IL    60302     SFR       Primary     PURCH
0021692348   WANG, CHARLES                 805 GARRETT DR                  TX    75093     SFR       Primary     R/T REFI
0021693023   WINTERHALTER, RICHARD         704 MERRITT CT                  IL    60540     SFR       Primary     R/T REFI
0021693412   HARVEY,JOHN J.                17 NEWPORT LANE                 MA     2052     SFR       Primary     PURCH
0021693471   ISAACSON,LOUIS                11772 N.W.5TH STREET            FL    33325     SFR       Primary     R/T REFI
0021693846   ARMIGER,L. EARL               11130 HOMEWOOD ROAD             MD    21042     SFR       Primary     C/O REFI
0021694702   SHELLEY,JOHN R.               123 PRINCETON STREET            NY    11570     SFR       Primary     PURCH
0021696551   TANEN,S. MARK                 11715 GAINSBOROUGH ROAD         MD    20854     SFR       Primary     PURCH
0021697412   FORDIS, CHARLES               827 RILEY                       TX    77005     SFR       Primary     PURCH
0021697485   WANG,GRACE HUI                9604 KENTSDALE DRIVE            MD    20854     SFR       Primary     PURCH
0021699137   POWELL, MICHAEL               5210N MT LEMMON SHO             AZ    85749     SFR       Primary     C/O REFI
0021699913   KEHOE, THOMAS                  ROUTE4 BOX206                  NM    87501     SFR       Secondary   R/T REFI
0021700109   MUCZYNSKI,LAWRENCE            90 SPRINGVIEW PLACE             GA    30265     SFR       Primary     PURCH
0021700770   GRIFFIN,CARLSON T             1216 DILLON ROAD                PA    19034     SFR       Primary     R/T REFI
0021700834   GORSKI,KENNETH W              897 REMSEN LANE                 NY    11771     SFR       Primary     PURCH
0021701503   PELCHER, ROGER                9330 JAYNE LEWIS COV            TN    38133     SFR       Primary     PURCH
0021707393   COLLINS, WILLIAM               MARINERS LANE                  TX    77565     PUD       Primary     PURCH
0021708169   LOPEZ,LUZ M.                  9 WATERVIEW DRIVE               NY    10562     SFR       Primary     PURCH
0021708282   SNELL,TIMOTHY B               8551 RESERVOIR ROAD             MD    20759     SFR       Primary     R/T REFI
0021709131   BASHA,LEIGH ALE               9002 LUPINE DEN DRIVE           VA    22182     SFR       Primary     PURCH
0021709190   TEPPER,STEVEN G.              17 WOODGREEN PLACE              NY    11570     SFR       Primary     PURCH
0021711623   RICHTER,THIERRY E             1328 CITRUS ISLE                FL    33315     SFR       Primary     PURCH
0021712212   NOAH,RALPH                    645 CLINTON AVENUE              NJ     8033     SFR       Primary     PURCH
0021712344   KEELING, GEOFFREY             025 ANNAPOLIS ST                TX    77005     SFR       Primary     PURCH
0021713268   REYNOLDS, DAVID               6633 CASTLE PINES               TX    75093     PUD       Primary     PURCH
0021713367   ALI,SYED ASLA                 5936 CLAMES DRIVE               VA    22310     SFR       Primary     R/T REFI
0021713413   CAULFIELD,JOHN P.             6504 WILSON LANE                MD    20817     SFR       Primary     PURCH
0021713448   FRANK,THOMAS D.               5510 BROAD BRANCH ROAD N.       DC    20015     SFR       Primary     PURCH
0021713529   PAPPAS,MICHAEL                6 ELIZABETH PLACE               NY    10504     SFR       Primary     C/O REFI
0021714142   DRUMM,MARCIA P.               3601 MADISON                    MO    64111     SFR       Primary     PURCH
0021714886   DREILING, B                   8 LUPINE WAY                    CO    80401     PUD       Primary     PURCH
0021715220   DWYER,WILLIAM F               14112 ALDWYCH DRIVE             IL    60462     SFR       Primary     CONS/PERM
0021717508   TAFFET,ROBERT                 133 UPLAND WAY                  NJ     8033     SFR       Primary     PURCH
0021717711   AKBAR,MOHAMMAD                8468 HOLLY LEAF DRIVE           VA    22102     SFR       Primary     PURCH
0021719620   OLSON, DARRELL                6321 E IDA AVE                  CO    80015     PUD       Primary     R/T REFI
0021719748   MANZO,MARTIN E.               2620 RIVER ROAD                 NJ     8736     SFR       Primary     R/T REFI
0021720193   CLARK,AUDREY S                1864 LINDEN AVENUE              IL    60035     SFR       Primary     R/T REFI
0021720388   SMITH, MICHAEL                660 SEWAVERLY DRIVE             OR    97222     SFR       Primary     C/O REFI
0021720495   LADUE,RICHARD C               7300 WOODRUSH COURT             MD    21227     SFR       Primary     PURCH
0021720560   HURM, RAYMOND                 011 N WILDER ROAD               AZ    85021     SFR       Primary     R/T REFI
0021721149   WARREN,RONALD                 348 TOM BROWN ROAD              NJ     8057     SFR       Primary     PURCH
0021721491   STENCHEVER,DANIEL             18 KIMBERLY WAY                 NJ     7661     SFR       Primary     R/T REFI
0021721769   O'NEIL,ROBERT S.              6 JENNINGS LANE                 NJ     8889     SFR       Primary     PURCH
0021721980   SUMMERS,DONALD F.             12817 GLEN MILL ROAD            MD    20854     SFR       Primary     PURCH
0021723435   TANG,ROBERT                   1 STONE POST ROAD               MA     1810     SFR       Primary     C/O REFI
0021723911   SUR, ARNAB                    219 ROCKHAVEN DR                CA    95120     SFR       Primary     PURCH
0021724455   FICK, EDWARD                  1722 BARTONCLIFF D              TX    78704     SFR       Primary     R/T REFI
0021725262   AWADALLAH, JOHN               996 CAMBERLEY LAN               FL    34677     PUD       Primary     PURCH
0021725641   LITTLE,HENRY P                3220 ORDWAY STREET, N.W.        DC    20008     SFR       Primary     C/O REFI
0021728548   RIX, NANCY                    415 HICKORRY TRAI               IL    60515     SFR       Primary     PURCH
0021730385   SPANIOL,GERALD S.             2184 ROCKLEDGE DRIVE            FL    32955     SFR       Primary     C/O REFI
0021730668   JAIMES, ERIC                  7032 YAMINI DRIV                TX    75230     SFR       Primary     PURCH
0021731146   WIESER, PAUL                  2909 SPANAWAY LOOP              WA    98444     SFR       Primary     R/T REFI
0021731403   HASSOUN,PATRICE               99 GLENWOOD ROAD                NJ     7631     SFR       Primary     PURCH
0021731900   EISENSTEIN,FREDRICK           209 MAPLE AVENUE                NY    11579     SFR       Primary     PURCH
0021733180   MONTAZEM,ALEX M               1 SHEN COURT                    NY    11733     SFR       Primary     CONS
0021734500   PIZZELLA,RICHARD M            56 QUAIL RUN                    CT     6033     SFR       Primary     PURCH
0021735311   BERMAN, NEIL                  36 WAKEFIELD DRI                GA    30309     SFR       Primary     PURCH
0021738408   FORTIN,GREGORY J              5052 GREEN MEADOWS              MI    48439     SFR       Primary     R/T REFI
0021738793   DORSETT,JOHN W                1239 EAGLE CREST DR             IN    46143     SFR       Primary     PURCH
0021739153   ROWAN,SHAWN P.                730 HAWBROOK ROAD               MO    63122     SFR       Primary     R/T REFI
0021739234   HOSANG,CONRAD D.              11 WINGATE WAY                  NJ     8812     SFR       Primary     PURCH
0021739901   FATTIC,RICHARD L              7241 FISHBACK HILL LANE         IN    46278     SFR       Primary     R/T REFI
0021741004   FOLEY, EDWARD                 2450E ALAMEDA AVE #6            CO    80209     PUD       Primary     R/T REFI
0021741069   SOUZA,NANCY E                 89 ROCKRIDGE LANE               CT     6903     SFR       Primary     PURCH
0021741095   WEBB, JAMES                   648 SUNDOWN TRAIL               TX    75034     SFR       Primary     R/T REFI
0021741166   KOTIK,ALAN N                  131 2 DAVIS AVENUE              MA     2146    Condo      Primary     PURCH
0021741191   NATALO,JOHN R                 23 MACAULAY ROAD                NY    10536     SFR       Primary     PURCH
0021741603   KENNON,THOMAS R               216 SOUTH CAROLINA AVE S        DC    20003     SFR       Primary     PURCH
0021742634   ROSENBAUM,ALEX                10623 GREAT ARBOR DRIVE         MD    20854     SFR       Primary     PURCH
0021743550   FEINBERG,BRUCE H              30 HUCKLEBERRY HOLLOW           CT     6903     SFR       Primary     R/T REFI
0021744122   MANNING,MARK S                28 PRIEST ROAD                  MA     1503     SFR       Primary     R/T REFI
0021744688   COOPER,PAUL S                 7408 RADNOR ROAD                MD    20817     SFR       Primary     PURCH
0021744735   BRADFORD, STEVEN              446 E EVERGREEN AVE             UT    84109     SFR       Primary     C/O REFI
0021745070   MATHIS, BOBBIE                5 AVE DE LA MAR                 FL    32137    Condo      Secondary   PURCH
0021746630   PLEWES,STEVEN A               115 FOX TRAIL TERRACE           MD    20878     SFR       Primary     PURCH
0021748365   BEITLE,RICHARD R               VILLAGE ROAD                   NJ     7976     SFR       Primary     PURCH
0021751447   BERKOWITZ,ALLEN R             22 HIGH POINT DRIVE             NJ     8055     SFR       Primary     PURCH
0021752621   GILSON, III,HOWARD L.         5602 ALTA VISTA ROAD            MD    20817     SFR       Primary     R/T REFI
0021754977   RUSSO,THOMAS                  58 FREDON GREENDELL RD          NJ     7860     SFR       Primary     CONS/PERM
0021755329   HEFFERNAN,JAMES J             9 FULLING MILL LANE             MA     2043     SFR       Primary     PURCH
0021756366   FRANKOVICH, KENNETH           1893 SILVERHEELS DR             CO    80118     SFR       Primary     PURCH
0021756630   CARR, DONALD                  804 PEBBLE BEACH                MD    21754     SFR       Primary     R/T REFI
0021761353   TIRRITO,ROBERT                21 HARBOR HEIGHTS DRIVE         NY    11721     SFR       Primary     PURCH
0021762287   ZELLERS,BRUCE                 54 VAN RENSSELAER AVE           CT     6902     SFR       Primary     PURCH
0021763701   DONOVAN, ARTHUR                WINDEMERE LN                   TX    77063     PUD       Primary     R/T REFI
0021763842   DENNY, ROBERT                 5910 STORNOWAY DR               TX    77379     SFR       Primary     R/T REFI
0021766177   WARTER,JAMES R                7 MADDY LANE                    MA     1720     SFR       Primary     PURCH
0021766225   HOROWITZ, ALEX                104 W115ST                      KS    66211     PUD       Primary     R/T REFI
0021766819   DOMINIANNI,VINCENT J          65 CHESHIRE LN                  NJ     7456     SFR       Primary     PURCH
0021768781   BLAU,WILLIAM                  82 FLAMINGO ROAD                NY    11576     SFR       Primary     PURCH
0021771138   WHALEN,CHRISTOPH              2 TWIN LAKES DRIVE              NJ     7722     SFR       Primary     PURCH
0021771951   MARTINJR, ALTON               507 VALLEY RIDGE                TX    78746     SFR       Primary     R/T REFI
0021772070   NGO,HUYEN LE                  6706 DONEGAN COURT              VA    22315     SFR       Primary     PURCH
0021774129   MASLAVI,SAUL                  1 SOMERSET DRIVE NORTH          NY    11020     SFR       Primary     PURCH
0021775176   ERISMAN,THOMAS R.             943 GLENANGUS DRIVE             MD    21015     SFR       Primary     R/T REFI
0021776504   HECKER,GARY A                 4012 ROSEMONT DRIVE             PA    19350     PUD       Primary     PURCH
0021778922   ERICKSON,PHYLLIS A            133 WASHINGTON STREET           MA     2332     SFR       Primary     R/T REFI
0021779147   RAFFAELLI,ANTHONY V           22 FOXBORO ROAD                 NJ     7470     SFR       Primary     PURCH
0021782857   ASTRELLA,MICHAEL A            5 BRUCE LANE                    NY    10595     SFR       Primary     PURCH
0021786694   JEFFERSON, EDWARD             008 GLENDORA AVE                TX    75230     SFR       Primary     R/T REFI
0021788658   WRIGHT, LAWRENCE              001 MEADOWBROOK D               TX    78703     SFR       Primary     R/T REFI
0021789391   WOLLNER, PATRICIA             874 NWRALEIGH STREE             OR    97210     SFR       Primary     C/O REFI
0021791384   KOSINA,ROBERT                 107 THE DELL                    NY    11507     SFR       Primary     PURCH
0021791775   CASALE,PETER A                144 SHERIDAN TERRACE            NJ     7450     SFR       Primary     PURCH
0021792275   GARCIA,DEBRA JEA              105 BRIARWOOD DRIVE WEST        NJ     7059     SFR       Primary     PURCH
0021793603   TSAKIRIS,SAVAS                12 HILLSYDE COURT               MD    21030     SFR       Primary     C/O REFI
0021801329   MCGRAW, PHILLIP               512 NELSON DRIVE                TX    75038     PUD       Primary     R/T REFI
0021801519   MONTGOMERY, JAMES             141 WESTMINSTER A               TX    75205     SFR       Primary     PURCH
0021801681   STRUPP,JOHN E                 13 TAMARACK LANE                MA     1719     SFR       Primary     PURCH
0021802238   TURNER,PAUL M                 11 HILLCREST PLACE              CT     6851     SFR       Primary     PURCH
0021802807   WINELL,KELLY BRO              17 KARLIN DRIVE                 NJ     7928     SFR       Primary     CONS
0021803021   GOODMAN,LAWRENCE              38 ASPEN ROAD                   MA     2067     SFR       Primary     PURCH
0021806314   QUIVERS,ERIC                  14 FOXLAIR COURT                MD    20882     SFR       Primary     R/T REFI
0021809629   SCHMIEDT, JOHN                001 FOREVER DRIVE               MD    21048     SFR       Primary     PURCH
0021809694   ROSE, GEORGE                  628 WINTERS RUN R               MD    21085     SFR       Primary     R/T REFI
0021811636   VEGA,JULIO E                  70 BIRD STREET                  MA     2192     SFR       Primary     PURCH
0021814988   DEMITO,MICHAEL S              998 HEATHERSTONE DRIVE          PA    19312     PUD       Primary     PURCH
0021815585   PETITT,GLEN A.                8310 RICHLAWN TERRACE           VA    22039     SFR       Primary     R/T REFI
0021816182   HERMAN,ALAN                   2654 REBECCA STREET             NY    11710     SFR       Primary     PURCH
0021816620   DIPRETA,MANLIO                16 CROWN TOP ROAD               NY    11030     SFR       Primary     PURCH
0021820865   SEDBERRY, JOHN                11119NEIVERNESS COURT           NM    87111     PUD       Primary     PURCH
0021825505   BALL,WILLIAM J                2 HERITAGE LANE                 MA     2021     SFR       Primary     PURCH
0021826285   SHUKLA,KASHYAP B              586 REDDING ROAD                CT     6896     SFR       Primary     PURCH
0021828539   SEN,CHANDRANA                 44 WESTCHESTER VIEW LAN         NY    10607     SFR       Primary     PURCH
0021834636   SCHNEIDER,MARK L              406 CEDAR LANE                  CT     6840     SFR       Primary     PURCH
0021840041   LEVKOFF,BRETT                 1 HALLIDAY CT                   NY    10577     SFR       Primary     PURCH
0021845239   COLANGELO,ROBERT              17 JOY DR                       NY    11040     SFR       Primary     PURCH
0021848564   BUICE,ROBERT P.               416 HOOPERS NECK ROAD           MD    21669     SFR       Secondary   PURCH
0023624307   TRAN,HUYEN B                  9371 COLBERT COURT              VA    22032     SFR       Primary     PURCH
0023946353   HOSBACH,MARK S                1810 SAVANNAH SPRINGS D         TN    37064     SFR       Primary     PURCH
0023991649   CHAUDHARI,CHANDRA             9104 BRIARWOOD FARMS CO         VA    22031     PUD       Primary     PURCH
0024053688   WERTHEIMER, JAY               9934E GRAYTHORN DRIVE           AZ    85262     SFR       Secondary   PURCH
0024119976   YOUSUF, MOHAMMED              4908 PINEHURST DRIVE            TX    75034     SFR       Primary     CONS/PERM
0024145807   MCDERMOTT, JAMES              884 SEA RIDGE DRIVE             NC    27927     PUD       Secondary   CONS/PERM
0024160020   CANNATA, RICHARD              112 ISLAND VIEW DR              FL    32937     SFR       Primary     CONS/PERM
0025000233   HARBERG, JOSEPH               846 GREENWICH LAN               TX    75230     SFR       Primary     PURCH
0025410606   WALLACE JR, PAUL              2362W SILVER PALM ROA           FL    33432     PUD       Secondary   CONS/PERM
0025810367   SUCHT, LEANN                  112 VILLA AVENUE                CA    94002     SFR       Primary     PURCH
0025815614   HICKS JR, PEARLMAN            958 PALOS VERDES                CA    90274     SFR       Primary     C/O REFI
0025878455   MOORE, KENNETH                2009 BREAKER LANE               TX    75028     SFR       Primary     PURCH
0025890518   PETERSON, JOHN                45 S JUANITA AVE                CA    90277     SFR       Primary     PURCH
0025900846   DOUGLAS, DONALD               712 CROSSBOW                    OK    73034     SFR       Primary     PURCH
0025942988   BAKER, RAYMOND                2536 GREEN CANYON               CA    92028     SFR       Primary     R/T REFI
0026033753   ZINGONE, GERALD               11104 ARDWICK DRIVE             MD    20852     SFR       Primary     R/T REFI
0026041582   MOGGIA, CHRISTOPH             200 HUNTINGTON LA               CA    90278    Condo      Primary     R/T REFI
0026047175   BURKE, TERENCE                121 CHIPPERTON DR               TX    75225     SFR       Primary     R/T REFI
0026062224   KARZAI, ABDUL                 3933 SHARP RD                   MD    21738     SFR       Primary     R/T REFI
0026089979   NARBONNE, PETER               5817 BEAVER RUN RD              CA    91351     SFR       Primary     R/T REFI
0026111013   HUSLIG, RICHARD               13023 HEIL MANOR DRIV           MD    21136     SFR       Primary     R/T REFI
0026112300   LOWENBERG, MICHAEL            5321 DRANE DRIVE                TX    75209     SFR       Primary     PURCH
0026115915   SEGALLA, ROSEMARY             124 ROLLING ROAD                VA    22740     SFR       Primary     C/O REFI
0026119370   KENDRICK, WILLIAM             100 CRESCENT AVENUE             SC    29605     SFR       Primary     C/O REFI
0026125765   HENRICKS, SUSAN               805 BRIDLE PATH                 TX    78703     SFR       Primary     R/T REFI
0026130617   MAYEN, RAFAEL                 7 ROSALITA LANE                 CA    94030     SFR       Primary     R/T REFI
0026131599   MCLENAGAN, LELAND             626 WILSON LANE                 MD    20817     SFR       Primary     PURCH
0026134882   TEMPLETON, MARK               7 DRIFTWOOD LANDI               FL    33483     SFR       Primary     R/T REFI
0026142372   LEWIS, DALE                   8045 KENTWOOD AVE               CA    90045     SFR       Primary     C/O REFI
0026158782   NASH, KENNETH                 28 WHITE OAK RD                 CA    93460     SFR       Primary     PURCH
0026198176   DE DIOS, VICTOR               1 MONTCLAIRE DR                 CA    94539     SFR       Primary     C/O REFI
0026212431   BOSLEY, KEVIN                 711 CAMBRIDGE MANOR             TX    75019     SFR       Primary     PURCH
0026228601   TAN, JANET                    008 LANCER DRIVE                CA    95129     SFR       Primary     C/O REFI
0026230607   POSNER, LAWRENCE              38 MELROSE AVE                  CA    94941     SFR       Primary     C/O REFI
0026232827   EWING, THOMAS                 13004 COVERED BRIDGE            IN    47172     SFR       Primary     PURCH
0026249862   LAU, KIN                      27 KEIL BAY                     CA    94502     SFR       Primary     PURCH
0026259119   ARJUN, NATARAJAN              4934 BROOKBURN DR               CA    92130     SFR       Primary     C/O REFI
0026677302   BILES, WILLIAM                154 ANDREA LANE                 NC    28605     SFR       Primary     CONS/PERM
0026786426   AVENA,VINCENT R               1847 LOIS PL                    NY    11566     SFR       Primary     PURCH
0027166024   SMITH, MICHAEL                4610 PARADISE ISLES             FL    32541     PUD       Secondary   CONS/PERM
0027409606   PENROD, CLARK                 2112 WHITEWATER DR              TX    78605     SFR       Primary     CONS/PERM
0027862424   WIGDER, ELLIOT                17 PUNTA LINDA                  NM    87047     PUD       Primary     CONS/PERM
0028269611   VENEZIA,STEVEN M              1041 ELIZABETH MANOR COUR       NC    28105     PUD       Primary     PURCH
0028305159   FINCHER III, RICHARD          108 TISBURY COURT               NC    28117     SFR       Primary     CONS/PERM
0028413953   SHIAU,HOWARD                  30 W61ST ST                     NY    10023    Condo      Primary     PURCH
0028531028   GILES,RICHARD E               7024 OAKMONT TERRACE            TX    76132     PUD       Primary     PURCH
0028568087   MILLS, THOMAS                 143 GRANDMAR CHASE              GA    30115     PUD       Primary     PURCH
0028572931   CZECHOWICZ,DORYNNE J          403 SADDLE RIDGE LANE           MD    20850     PUD       Primary     PURCH
0028586188   NEWHALL,BENJAMIN              4505 RANDOM RIDGE CIRCL         MD    20832     PUD       Primary     PURCH
0028594554   STAUFFER,STEPHEN S            2848 ALLISON LANE               PA    18104     SFR       Primary     PURCH
0028600237   LUCIUS,JOHN E                 9219 LEE MASEY DR               VA    22079     PUD       Primary     PURCH
0028608438   SCHUCHAT,LAURA E              2642 TUMWATER LANE              CO    80304     PUD       Primary     PURCH
0028610681   POOL,CHARLES H                5231 WINTER VIEW DR             VA    22312     PUD       Primary     PURCH
0028612943   KIRKSEY,BRANNON S             90 WATERBEND PL                 GA    30101     PUD       Primary     PURCH
0028650513   JONES,WALTON L                6663 DAYLILY DR                 CA    92009     PUD       Primary     PURCH
0028665362   COLESTOCK,PAUL ANDR           9428 BING CHERRY LANE           TX    78750     PUD       Primary     PURCH
0028693562   MOLITOR,JERRY A               3040 25TH AVE W                 WA    98199     SFR       Primary     PURCH
0028710440   SCHUELER,MICHAEL R            43054 KINGSPORT DRIVE           VA    20176     PUD       Primary     PURCH
0028723914   PERKINS,DWIGHT K              4795 WALBERN CT                 VA    20151     PUD       Primary     PURCH
0028732279   WILSON,MATTHEW L              43667 MINK MEADOWS ST           VA    20152     PUD       Primary     PURCH
0028740405   KAUL,MICHAEL L                3375 PIONEER PL                 MN    55082     SFR       Primary     PURCH
0028766731   POWERS,BEV SUE                5222 W57TH STREET               CA    90056   3-Family    Primary     PURCH
0028890986   HANSEN,SCOTT D                9977 CANDLEWOOD LN              CO    80126     PUD       Primary     PURCH
0028898864   LOPEZ,ROY                     19205 E FAIR DRIVE              CO    80016     PUD       Primary     PURCH
0061574007   RENNER,KENNETH J              1007 OAK CREEK RD               IL    61853     SFR       Primary     PURCH
0061580511   ULVESTAD,ROLF F               5730 RIDGE ROAD                 MN    55331     SFR       Primary     C/O REFI
0061582310   SULLIVAN,JOHN L               5128 PRIOR RIDGE DR             CA    95746     PUD       Primary     C/O REFI
0061582409   DENARD,RONALD E               1523 N LARRABEE                 IL    60610     PUD       Primary     PURCH
0061582719   LANDOLFI,NICHOLAS             240 GLORIA CIRCLE               CA    94025     SFR       Primary     PURCH
0061585599   HAM,WILLIAM H                 4945 TIMBER TRAIL               MN    55436     SFR       Primary     PURCH
0061588504   JOHNSON,DANIEL L              9056 TEWSBURY GATE              MN    55311     SFR       Primary     PURCH
0061590622   NEWMAN,GARY E                 14 PHEASANT RUN DRIVE           NJ     7920     SFR       Primary     PURCH
0061591149   OATES II,OMAR JENN            1500 BAKER'S GLEN DR            GA    30350     SFR       Primary     PURCH
0061593818   ERINOFF,JEFFREY W             650 BURGUNDY PLACE              PA    19067     SFR       Primary     PURCH
0061595446   BAKER,RICHARD C               18375 TAMARACK DR               MN    55345     SFR       Primary     PURCH
0061677281   WOODHOUSE,STEPHEN M           4 ARCH BAY                      CA    92677     PUD       Primary     PURCH
0061677671   SELDEN,MARK                   11107 LINDA VISTA DR            CA    95015     SFR       Primary     PURCH
0061679704   CARROLL,ROBERTA               1590 LYON STREET                CA    94115    Condo      Primary     PURCH
0061681474   KANFER,BRUCE                  335 OCEAN DRIVE WEST            CT     6902     SFR       Primary     PURCH
0061682870   MCKIBBEN,FREDERICK            1711 HOMEWOOD DR                CA    91001     SFR       Primary     PURCH
0061683558   WOOD,DR DAWN                  7322 BIRDVIEW AVENUE            CA    90265     SFR       Primary     C/O REFI
0061683787   MCDANIEL,MELODIE P            2132 PANORAMA TERRACE           CA    90039     SFR       Primary     PURCH
0061684309   PERRY,JEFFREY R               218 62 CORTE MADERA LANE        CA    95014     SFR       Primary     PURCH
0061685771   BURR,EDWARD G                 4936 YERBA SANTA DR             CA    92115     PUD       Primary     C/O REFI
0061685828   MURPHY,NIALL                  5822 HARBORD DR                 CA    94611     SFR       Primary     PURCH
0061686140   NEGRI,SCOTT G                 3707 W ALLUVIAL                 CA    93711     SFR       Primary     PURCH
0061687171   LEE,R MICHAEL                 17240 AUSTRIAN PINE             NV    89511     PUD       Primary     C/O REFI
0061690074   RAY,JERRY M                   1 BAYVIEW TERRACE               NJ     8812     SFR       Primary     PURCH
0061691453   SCALLY,MICHAEL P              36 GRIFFITH LANE                CT     6877     SFR       Primary     PURCH
0061691879   DIXON,WILLIAM E               158 N TAYLOR POINT DR           TX    77382     PUD       Primary     PURCH
0062423975   CHICCA,JERRY V                7801 EL VERANO DR               CA    93309     SFR       Primary     C/O REFI
0062426001   WOOLSEY,BARRY L               4151 ROBERT PARKER COFFIN       IL    60047     PUD       Primary     PURCH
0062649787   FUFIDIO JR,GEORGE E           633 CALIFORNIA ROAD             NY    10708     SFR       Primary     PURCH
0062674331   BEGALMAN,DOUGLAS S            67 RAMBLING DR                  NJ     7076     PUD       Primary     R/T REFI
0062729586   BARRETT,DAVID J               21 VASSAR PL                    NY    11570     SFR       Primary     PURCH
0062729799   KNEZEVIC,MIRKO                21 BEACH RD                     NY    11021     SFR       Primary     PURCH
0062730045   POBLADOR,JONAS H              42 BLUEBIRD LANE                NY    11577     SFR       Primary     PURCH
0062730789   HERBRICH,BEN                  21815 STEWART ROAD              NY    11427     SFR       Primary     PURCH
0062731165   KIRSHNER,VABARD B             936 WATEREDGE PL                NY    11557     SFR       Primary     PURCH
0062732684   KURTZ,ROBERT                  96 IVY LANE                     NY    11561     SFR       Primary     PURCH
0062732935   ROTHCHILD,JEFFREY E           242 05C OAK PARK DR             NY    11362    Condo      Primary     PURCH
0062738054   KREUTZBERGER,MARVIN E         51 HENRY ST                     NY    11566     SFR       Primary     PURCH
0062738640   WEBBER,ROBERT N               22 BEARDSLEY LANE               NY    11743     SFR       Primary     R/T REFI
0062738836   FORREST,ILENE                 10 ORANGE DR                    NY    11753     SFR       Primary     PURCH
0062738861   JONAS,DARRELL                 141 EUCLID AVE                  NY    10502     SFR       Primary     R/T REFI
0062738917   SIMON,MARK E                  6 WHITE BIRCH LANE              NY    10583     SFR       Primary     R/T REFI
0062739301   SCHMIERER,RAYMOND J           1785 GORMLEY AVE                NY    11566     SFR       Primary     PURCH
0062739450   HORN,JOHN R                   61 LINCOLN AVE                  NY    11758     SFR       Primary     PURCH
0062739671   ROSSOFF KATZ,RISA             3356 JUDITH DR                  NY    11710     SFR       Primary     PURCH
0062740491   LEE,THOMAS K                  26 CHASE ROAD                   NY    11030     SFR       Primary     PURCH
0062741349   HUSAIN,SYED AJMA              48 S SUNSET ROAD                NY    11576     SFR       Primary     PURCH
0062741471   GRIFFIN,ARTHUR J              2 EMMET DR                      NY    11790     SFR       Primary     PURCH
0062741560   BRODERICK,DAVID S             71 ATKINSON ROAD                NY    11570     SFR       Primary     PURCH
0062741934   LEBENNS,JAMES                 89 MC COUNS LANE                NY    11545     SFR       Primary     R/T REFI
0062770802   ADJESSI,RAYMOND B             15827 SEURAT DR                 MD    20878     PUD       Primary     PURCH
0062773259   BARKOFF,SHELDON H             44 PHEASANT CLOSE NORTH         NY    11968     SFR       Primary     PURCH
0062775146   FRIEDMAN,DAVID                10 OPHIR DR                     NY    10577     SFR       Primary     PURCH
0062776231   AKHUND,BIRJIS                 10 GREENHILL LANE               NY    11743     SFR       Primary     PURCH
0062776665   BENDER,ADAM N                 10 BEVERLY ROAD                 NY    11021     SFR       Primary     PURCH
0062871277   WHITE,STEPHEN B               RR #1 BOX #281                  MN    55959     SFR       Primary     R/T REFI
0062888617   MORIARTY,DENNIS M             23 HUNTERS RIDGE DR             NJ     8560     SFR       Primary     PURCH
0062915304   PATANIA,THOMAS                17 HIGHVIEW CT                  NJ     7470     SFR       Primary     R/T REFI
0062989201   BURNS,MICHAEL J               2878 NE LILAC LANE              ND    58102     SFR       Primary     C/O REFI
0063010267   LAAKSO,GARY A                 21347 ROCKLEDGE LANE            FL    33428     PUD       Primary     PURCH
0063049503   CHANDLER,LYNDA KAY            6008 VISTA DE LA MESA           CA    92037     SFR       Primary     PURCH
0063051109   BAKAR,ANNE                    480 WILDWOOD AVE                CA    94611     SFR       Primary     PURCH
0063123274   KEADY,KEVIN K                 6 RAINBOW CIRC                  CT     6820     SFR       Primary     C/O REFI
0063125552   SHULITS,WALTER W              6 PIG ROCK LANE                 MA     1945     SFR       Primary     R/T REFI
0063133636   DAVIS,ROBERT J                10 MILL POND CT                 CT     6807     SFR       Primary     PURCH
0063163896   JADONATH,RAM L                7 KNOLLS DR                     NY    11568     SFR       Primary     PURCH
0063165295   FRANKIS,JOHN                  2 PARKWOODS ROAD                NY    11030     SFR       Primary     PURCH
0063166691   NESDILL,JAMES A               5 ROXEN ROAD                    NY    11570     SFR       Primary     PURCH
0063167077   LIODICE,ROBERT                190 BRIXTON ROAD                NY    11530     SFR       Primary     PURCH
0063167701   POSNER,LARRY G                24 CANDY LANE                   NY    11577     SFR       Primary     R/T REFI
0063169215   BEN LEVY,SHAI                 115 CEDAR DR                    NY    11576     SFR       Primary     PURCH
0063169924   PRISCO,PETER                  238 NORTHSIDE DR                NY    11963     SFR       Secondary   PURCH
0063170124   JACOME,MARITZA                76 FARMINGDALE ROAD             NY    10914     SFR       Primary     PURCH
0063171961   BLANE,STEVEN                  250 CRESCENT AVE                NJ     7481     SFR       Primary     PURCH
0063173344   STROMPF,DAVID W               244 MASON BLVD                  NY    10309     SFR       Primary     PURCH
0063182521   CREEL,DIANE C                 249 BAYSHORE AVE                CA    90803     SFR       Primary     R/T REFI
0063215659   DEVER JR,JAMES F              20 N MAIN ST                    PA    19067     SFR       Primary     R/T REFI
0063306344   MOEN,GREGORY J                808 CORTE LA CIENEGA            CA    93010     PUD       Primary     PURCH
0063415861   KASTNER,KENNETH               12015 COYNE ST                  CA    90049     SFR       Primary     R/T REFI
0063428938   KITTLE JR,RALPH WAD           82 RICHMOND HILL ROAD           CT     6831     SFR       Primary     R/T REFI
0063602008   TURPIN,THOMAS M               18 PROSPECT ST                  MA     1890     SFR       Primary     R/T REFI
0063604973   GUBERMAN,IRA                  142 SUMMIT ROAD                 NJ     7932     SFR       Primary     PURCH
0063605724   SCHOENBERGER,CHERYL           6 STONEWOOD CT                  NJ     7059     SFR       Primary     R/T REFI
0063606721   YU,MIN-WEI                    1 SCHINDLER WAY                 NJ     7039     SFR       Primary     PURCH
0063607361   VENETIANER,TODD A             12 HONEYMAN ROAD                NJ     7920     PUD       Primary     PURCH
0063608154   SAXENA,ARUN                   2 SPLIT ROCK ROAD               NJ     7508     SFR       Primary     PURCH
0063613000   MARINO,LOUIS M                29-43 TIFFANY PL                NY    11231    Condo      Primary     PURCH
0063630541   BUGHER,JEFFREY R              405 REGATTA DR                  OH    44012     SFR       Primary     R/T REFI
0063671930   TRUMBLE,ERIC R                110 WOODSTREAM CT               FL    32751     SFR       Primary     PURCH
0063672235   DERBY,BRIAN A O               10805 TIPPETT RD                MD    20735     SFR       Primary     R/T REFI
0063673541   KOBRINE,NICOLE LY             13513 MAGRUDER FARM CT          MD    20854     SFR       Primary     R/T REFI
0063674629   CLAWSON,LANCE D               7809 TOMLINSON AVE              MD    20818     SFR       Primary     R/T REFI
0063674866   FAZIO,VICTOR H                2224 KENTUCKY ST                VA    22205     SFR       Primary     C/O REFI
0063675501   ICHORD JR,ROBERT F            12610 MISTY CREEK LANE          VA    22033     PUD       Primary     R/T REFI
0063677971   ACKERMAN,BRETT                116 HERON AVE                   FL    34108     SFR       Primary     PURCH
0063678179   SHAW,JANE LIU                 5101 38TH ST NW                 DC    20016     SFR       Primary     R/T REFI
0063678900   RALPH,ROBERT A                11400 GRUNDY CT                 MD    20854     PUD       Primary     C/O REFI
0063679418   HORNE,S JACK                  807 SOUTH ROME AVE              FL    33606     PUD       Primary     C/O REFI
0063680190   SORG,SCOTT M                  2027 KALORAMA RD, N.W. RD       DC    20009     SFR       Primary     R/T REFI
0063680734   BRUMBACK,RICHARD A            7811 FALSTAFF RD                VA    22102     SFR       Primary     R/T REFI
0063681374   WILSON,STEPHANIE              8005 COBBLE CREEK CIRC          MD    20854     PUD       Primary     R/T REFI
0063681439   YOUNG,STEVEN M                5363 BLUE IRIS CT               GA    30092     SFR       Primary     PURCH
0063736985   SISCO,FRANK A                 3035 CAMELOT CT                 CA    95926     SFR       Primary     R/T REFI
0063776448   JOHNSON,MITCHELL              136 GROVELAND TER               MN    55403     PUD       Primary     R/T REFI
0063809451   FALLIERS,JOHN C               1207 SUSSEX LANE                CA    92660     SFR       Primary     R/T REFI
0063820064   HOLTZMAN,DAVID J              10 PINEWOOD CRESCENT            NJ     7922     SFR       Primary     PURCH
0063820676   PRICE,BERTRAM                 10 DUPONT AVE                   NY    10605     SFR       Primary     C/O REFI
0063822253   LEVITAN,NANCY C               60 FULTON AVE                   NY    10580     SFR       Primary     R/T REFI
0063848082   MCAVINN,PETER                 49 FISKE ROAD                   MA     2181     SFR       Primary     C/O REFI
0063851725   ZIMETBAUM,PETER J             79 SOUTH ST                     MA     2192     SFR       Primary     PURCH
0063852071   COUKOS,STEPHEN J              819 WATERTOWN ST                MA     2165     SFR       Primary     PURCH
0063918013   STUDEBAKER,JACK F             1575 CALLE DE PRIMRA            CA    92037     SFR       Primary     R/T REFI
0063926229   STEVENS,JAMES A               7809 VIRGINIA OAKS DR           VA    20155     PUD       Primary     R/T REFI
0063929384   ANDERSON,GLORIA               2256 RAVENNA CT                 MD    20603     SFR       Primary     PURCH
0064007430   SLUTSKY,SCOTT                 4255 LINDENWOOD LANE            IL    60062     SFR       Primary     R/T REFI
0064061281   MINTEER,DANIEL CU             14852 CALLE MONTELIBANO         CA    92067     PUD       Primary     R/T REFI
0064163385   LANGAN,MARION E               30 HUCKLEBERRY LANE             MA     1845     SFR       Primary     PURCH
0064164438   GARMAN,RICHARD D              1 JOSHUA PATH                   MA     1760     SFR       Primary     PURCH
0064220125   BENOIT,COLIN C                895 LIVINGSTON CT               MN    55318     SFR       Primary     PURCH
0064220460   MANDERS,STEPHEN M             4119 CASHELL GLEN               MN    55122     SFR       Primary     R/T REFI
0064221628   DEAM,MARVIN A                 15464 BOULDER POINTE RD         MN    55347     SFR       Primary     PURCH
0064222004   KELSEY,DAVID L                205 HOLLANDER ROAD              MN    55391     SFR       Primary     PURCH
0064223388   SPIVEY,ROBERT F               203 CHISELHURST WAY             NC    27513     PUD       Primary     R/T REFI
0064223540   PHILLIPS,DAVID W              5805 WESTCHESTER ST             VA    22310     SFR       Primary     R/T REFI
0064224244   PLOTNICK,NORMAN               7319 BANNOCKBURN RIDGE CT       MD    20817     PUD       Primary     PURCH
0064225577   LOPEZ PUGH,AILEEN H           1208 KEY DR                     VA    22302     SFR       Primary     R/T REFI
0064225763   GASSERT,CAROLE AN             11717 MAGRUDER LANE             MD    20852     SFR       Primary     R/T REFI
0064226158   MCDERMOTT,MARK                3715 CALVEND LANE               MD    20895     SFR       Primary     C/O REFI
0064226361   WILLIAMS,DERRICK A            9519 CASTLEFORD POINT           FL    32836     PUD       Primary     PURCH
0064227065   LAVIGNE,MICHAEL W             7424 LYNNHURST ST               MD    20815     SFR       Primary     C/O REFI
0064227723   MOORE,PATRICK                 8036 CINDY LANE                 MD    20817     SFR       Primary     PURCH
0064260101   YURCIK,ROBERT W               338 SHORE ROAD                  NY    10307     PUD       Primary     PURCH
0064260135   SANTORO,ANTHONY               80 NICOLE LOOP                  NY    10301     PUD       Primary     PURCH
0064262553   VITALE,ANTHONY V              311 AMBER ST                    NY    10306     SFR       Primary     PURCH
0064313735   FLEECE,LAWRENCE               1004 HIGHLAND ST                CA    91030     SFR       Primary     PURCH
0064338452   SCHULTE,GREGORY R             14032 OLD STATION ROAD          CA    92064     SFR       Primary     PURCH
0064340902   MARJORAM,SILVIA TO            183-185 S ORANGE AVE            CA    90036   2-Family    Primary     R/T REFI
0064342085   MCCORMICK,JAMES J             126 22ND AVE                    CA    94121     SFR       Primary     C/O REFI
0064343294   BLADES,JACK M                 2200 WARRINGTON ROAD            CA    95404     SFR       Primary     C/O REFI
0064346544   HAVLISCH,REBECCA A            620 TIMBERLEAF CT               CA    94598     PUD       Primary     R/T REFI
0064348130   ABBOTT,THOMAS WA              321 ALCOTT ROAD                 CA    94066     SFR       Primary     C/O REFI
0064351092   LEASK,RICHARD G               1235 WEBSTER ST                 CA    94301     SFR       Primary     C/O REFI
0064357767   COLLINS,JOHN G                329 CARNATRION DR               NY    11735     SFR       Primary     PURCH
0064424464   ROBINSON,TIMOTHY P            6456 WILDPLUM DR                CO    80537     PUD       Primary     R/T REFI
0064425401   DANTI,DANILO                  1669 GROVE AVE                  IL    60035     SFR       Primary     PURCH
0064426581   WALKER JR,ROBERT G            2335 PEBBLEFORK LANE            IL    60093     SFR       Primary     C/O REFI
0064427862   FORMENTINI,LOUIS R            2129 SWAINWOOD DR               IL    60025     SFR       Primary     C/O REFI
0064554155   ROUGRAFF,PAUL M               750 CARICA RD                   FL    34108     SFR       Primary     R/T REFI
0064555267   ROSSETTI,STEPHEN O            5408 DUVAL DR                   MD    20816     SFR       Primary     R/T REFI
0064555798   WITHROW,DAVID E               5121 CHILLMARK RD               NC    28226     SFR       Primary     R/T REFI
0064557731   SMITH,DAVID G                 628 NALLS FARM WAY              VA    22066     PUD       Primary     C/O REFI
0064616398   COSENZA JR,ANTHONY J          624 FRANKLIN LAKE ROAD          NJ     7417     SFR       Primary     R/T REFI
0064617254   FIELD,BRIAN                   1 DRAKE LANE                    NY    10607     SFR       Primary     PURCH
0064617670   IETTA,MICHAEL                 71 GILBERT RD                   NJ     7423     SFR       Primary     R/T REFI
0064637671   BLOODGOOD,SAMUEL W            7 DURHAM CT                     IL    60045     SFR       Primary     R/T REFI
0064645614   SALATA,JAMES A                1505 LINCOLN AVE                CA    95010     SFR       Primary     R/T REFI
0064649041   PELKA,THOMAS                  15 SADDLEWOOD DR                CA    94945     SFR       Primary     PURCH
0064724867   KIRSCH,NANCY KAY              9 HUNTINGTON ROAD               NY    11050     SFR       Primary     PURCH
0064725685   YEROUSHALMI,MORAD             12 ORANGE DRIVE                 NY    11753     SFR       Primary     PURCH
0064741699   DAVOLIO,JOSEPH F              2039 CHESAPEAKE RD              MD    21401     SFR       Primary     R/T REFI
0064742199   MASTIN,THOMAS A               10012 SW48TH PL                 FL    32608     PUD       Primary     PURCH
0064742547   MORTIERE,MICHAEL D            6109 FOX RUN                    VA    22030     SFR       Primary     R/T REFI
0064751287   JENKINS,WILLIAM M             3817 NE49TH AVE                 WA    98105     SFR       Primary     PURCH
0064753522   GUTH,ROBERT                   4805 4TH AVE                    NJ     8202     SFR       Secondary   PURCH
0064847365   MORENO,BERNARDO               8 GRANLI DR                     MA     1810     SFR       Primary     R/T REFI
0064858057   NEISES,KENNETH J              13939 MEURSAULT LANE            MO    63017     SFR       Primary     C/O REFI
0064909239   ROCKWOOD,IRVING E             35 SWEETBRIER TRAIL             CT     6612     SFR       Primary     PURCH
0064909310   BENDIT,MICHAEL J              40 W74TH ST                     NY    10023    Condo      Primary     PURCH
0064909646   KOS,JOSEPH E                  14 LILAC LANE                   CT     6883     SFR       Primary     R/T REFI
0064922430   VARADI,GABOR                  49 WINGED FOOT DR               NJ     7039    Condo      Primary     PURCH
0064966712   WAGNER,CHARLES J              8744 CONN CREEK ROAD            CA    94573     SFR       Primary     R/T REFI
0064967921   CATES,BERNARD V               141 GREENVILLE ST               GA    30263     SFR       Primary     PURCH
0065024788   GIRGIS,WAGDY                  223 BENNETT AVE                 NY    10312     SFR       Primary     PURCH
0065024974   PANTELI,ANDREAS               194 PINEWOOD AVE                NY    10306     SFR       Primary     C/O REFI
0065048784   SIRACUSA,NELLIE               65 DENISE DRIVE                 NJ     7405     SFR       Primary     PURCH
0065049411   AGARWAL,RAJESH K              2278 HUNTERBROOK ROAD           NY    10598     SFR       Primary     PURCH
0065049519   SCHRAFT,CHRISTOPH             58 WOODLAND ROAD                NJ     7940     SFR       Primary     PURCH
0065050061   ABRAMOVA,MARGARITA            524 FLOYD ST                    NJ     7632     SFR       Primary     PURCH
0065052641   FEIDNER,ERICA                 3 CARLTON DR                    NY    10549     SFR       Primary     PURCH
0065080394   SYIN,CHIANG                   13201 GLEN RD                   MD    20878     SFR       Primary     PURCH
0065088123   SAXON,ANDREA J                1230 HIGHLAND LAKES TRAIL       AL    35242     PUD       Primary     PURCH
0065238265   EPSTEIN,MARC S                111 CLINTON ROAD                MA     2445     SFR       Primary     C/O REFI
0065240227   DUDEK,HENRYK T                105 OVERBROOK DRIVE             MA     2481     SFR       Primary     PURCH
0065267338   LEANSE,JAY I                  1004 10TH ST&920 WASHINGT       CA    90403   3-Family    Primary     R/T REFI
0065368886   JONES,PATSY S                 3306 DUNBROOKE DR               AL    35223     SFR       Primary     PURCH
0065370023   FLANIGAN,TIMOTHY E            11748 THOMAS AVE                VA    22066     SFR       Primary     R/T REFI
0065370287   SILVERMAN JR,RALFE O P        3737 NE214TH ST                 FL    33180    Condo      Primary     PURCH
0065371976   BERRY,PHILIP                  11601 GLYNSHIRE CT              MD    20854     PUD       Primary     R/T REFI
0065448740   FREED,JOHN                    32 BERGEN RIDGE RD              NJ     7047     PUD       Primary     R/T REFI
0065452003   GRAY,BRION H                  10 HONEYMAN ROAD                NJ     7920     SFR       Primary     PURCH
0065452046   SLUYK JR,JAMES J              147 BEACH145TH ST               NY    11694     SFR       Primary     PURCH
0065452674   NAIR,RAJAN                    56 EASTWOOD BLVD                NJ     7726     SFR       Primary     PURCH
0065452721   ZHOU,HAO                      39 MULBERRY LANE                NJ     7733     SFR       Primary     PURCH
0065464745   CALVERT,PRESTON C             10112 NEW LONDON DR             MD    20854     SFR       Primary     R/T REFI
0065464893   OWEN,CECELIA L                7303 CORTLANDT PL               VA    23505     SFR       Primary     PURCH
0065466900   HERRIMAN JR,MELVIN DA         1615 WYATTS RIDGE               MD    21032     PUD       Primary     C/O REFI
0065467141   KALICKI,JAN H                 207 N ROYAL ST                  VA    22314     SFR       Primary     R/T REFI
0065548094   KLOMPARENS,ROBIN              2126 LOCH WAY                   CA    95762     SFR       Primary     PURCH
0065602463   KABATSI,DIDACE                11523 BIG PINEY WAY             MD    20854     SFR       Primary     R/T REFI
0065704657   DRUZINSKI,KEVIN E             5966 WESTCHESTER CT             MI    48306     SFR       Primary     PURCH
0065705629   CHESKIS,BORIS                 204 WEDGEWOOD CIRCLE            PA    19073     SFR       Primary     R/T REFI
0065711939   SCHIFF,JAMES A                2 FOREST HILL DR                OH    45208     SFR       Primary     R/T REFI
0065722779   GILLECE,DAVID M               108 RIDGEWOOD ROAD              MD    21210     SFR       Primary     R/T REFI
0065731727   HULL,STEPHEN V                10906 SUNSET HILLS RD           VA    20190     SFR       Primary     C/O REFI
0065731808   DILORENZO,PAUL E              1133 DOGWOOD DR                 VA    22101     SFR       Primary     R/T REFI
0065732073   CHENG,WAH                     6508 EVENSONG MEWS              MD    21044     SFR       Primary     PURCH
0065732154   MATTHEWS,J BARRET             8998 BARRET RD                  TN    38053     SFR       Primary     C/O REFI
0065732367   MARTIN,JOHN C                 11 WOLF PIT CT                  DE    19971     PUD       Primary     R/T REFI
0065733100   SCHNEIDER,ASTRID              13409 BONNIE DALE DR            MD    20878     SFR       Primary     R/T REFI
0065733428   O'HARA III,JAMES A            1004 HIGHLAND DR                MD    20910     SFR       Primary     R/T REFI
0065734211   BIRNBACH,BARRY A              11011 DOBBINS DR                MD    20854     SFR       Primary     R/T REFI
0065734581   FERGUSON,JAMES D              9713 RAMBLING RIDGE CT          VA    22039     SFR       Primary     R/T REFI
0065736117   MERRIL,JONATHAN               9320 CORNWELL FARM RD           VA    22066     PUD       Primary     R/T REFI
0065736664   SPENCER,TERRY L               155 E STREET S.E.               DC    20003   2-Family    Primary     R/T REFI
0065736711   FRANK,JASON A                 11807 BERANS RD                 MD    21093     SFR       Primary     PURCH
0065737211   MCSHANE,GREGORY C             3600 N. MONROE ST               VA    22207     SFR       Primary     PURCH
0065737717   BURNS,NOEL W                  6450 SW88TH ST                  FL    33156     SFR       Primary     PURCH
0065738462   HAN,SANGGOO                   13335 MOORE RD                  VA    20124     SFR       Primary     PURCH
0065739515   MEHMEL,ROBERT F               6174 9TH AVE CIRCLE NE          FL    34202     PUD       Primary     PURCH
0065739825   SHANNON,MARK H                6155 COBBS RD                   VA    22310     PUD       Primary     R/T REFI
0065747046   ALWORTH,LANCE D               242 22ND ST                     CA    92014     SFR       Primary     R/T REFI
0065751108   SLONINSKY,ALEJANDRO           10419 DUNLEER DR                CA    90064     SFR       Primary     C/O REFI
0065765494   DUNLAP,JAMES J                7 TRENDER CT                    DE    19808     SFR       Primary     PURCH
0065765541   INGALL,MARTIN J               2517 OAKENSHIELD DR             MD    20854     SFR       Primary     R/T REFI
0065765818   EDISON,NEIL H                 5741 SW37TH TERRACE             FL    33312     SFR       Primary     C/O REFI
0065766491   KORBET,MICHAEL T              12746 MISTY CREEK LANE          VA    22033     PUD       Primary     R/T REFI
0065767748   MACDONALD,VANCE D             3675 PAMA LANE                  NV    89120     SFR       Primary     R/T REFI
0065768060   DALTON,ROBERT J               2010 HUNTWOOD DR                MD    21054     PUD       Primary     R/T REFI
0065771435   GAVERE,GEOFFERY               10424 KIRBY SMITH RD            FL    32832     SFR       Primary     R/T REFI
0065772300   ANGLIN,PAUL S                 200 STREAKER RD                 MD    21784     SFR       Primary     R/T REFI
0065829131   DURSI,FRANCIS J               461 SIWANOY PL                  NY    10803     SFR       Primary     C/O REFI
0066007259   GLEYSTEEN,MARCUS              211 LINCOLN ROAD                MA     1773     SFR       Primary     C/O REFI
0066009600   MEAGHER,MATTHEW J             4 SHEFFIELD WEST                MA     1890     SFR       Primary     C/O REFI
0066022801   GUAGLIANO,SAMUEL F            11 RICHDALE RD                  MA     2494     SFR       Primary     PURCH
0066078148   MINTZIS,MORTON                84 MILLERTOWN RD                NY    10506     SFR       Primary     C/O REFI
0066081271   BARSTOW,KATHLEEN              39 AMOS ST                      NY    10591     SFR       Primary     R/T REFI
0066118107   MALKIN,MARILYN E              1418 N LAKESHORE DR             IL    60610    Condo      Primary     R/T REFI
0066164567   NORA,KENNETH J                11 PINE VALLEY CT               NJ     7931     SFR       Primary     PURCH
0066172021   YOKOO,KAREN M                 38 MILEY ST                     CA    94123    Condo      Primary     PURCH
0066203970   BELL,ADAM D                   21 WORDSWORTH ROAD              NJ     7078     SFR       Primary     PURCH
0066205115   BUDD,STEVEN K                 3 MOONSHADOW CT                 NJ     7405     SFR       Primary     PURCH
0066244021   GREEN,E MICHAEL               47 BEAVER RD                    MA     1867     SFR       Primary     C/O REFI
0066255317   LIM,MI RAN                    47174 CHAMBLISS CT              VA    20165     PUD       Primary     R/T REFI
0066255660   PEARCE,CARLOS NE              12701 SIX FORKS RD              NC    27614     SFR       Primary     R/T REFI
0066260795   HA,PETER J                    8918 MOUNTAIN ASH DR            VA    22153     SFR       Primary     R/T REFI
0066326851   ALIACKBAR,MEHRAN              10312 CROWN POINT CT            MD    20854     SFR       Primary     R/T REFI
0066327598   REZVANI,RAMIN                 13080 WILLIAMFIELD DR           MD    21042     SFR       Primary     PURCH
0066332354   WOOD,BRADLEY S                265 LONGLAKE CT                 MN    55126     SFR       Primary     R/T REFI
0066337429   WOESSNER,GARRY L              6412 HILL A WAY CT              MN    55439     SFR       Primary     PURCH
0066642795   DONNELLY III,STAN D           5 HEATHER PL                    MN    55102     SFR       Primary     C/O REFI
0066645549   GUEVARA,CARLOS                4900 CARRIAGE LANE              CA    95403     SFR       Primary     R/T REFI
0066651832   SWAN,ANTHONY                  6619 JULIE LANE                 CA    91307     SFR       Primary     R/T REFI
0066652855   MCPEAK,MERRILL A              17360 GRAND VIEW CT             OR    97034     SFR       Primary     R/T REFI
0066737338   HOLMES,CHRISTOPH              520 MASON DR                    PA    19422     SFR       Primary     C/O REFI
0066737346   HOLMES,ANTHONY S              1120 GYPSY HILL ROAD            PA    19437     SFR       Primary     C/O REFI
0066749867   ELIA,WILLIAM M                28 GODFREY PLACE                NJ     7626     SFR       Primary     C/O REFI
0066818168   POLSBY,ALLEN I                5651 BENT BRANCH ROAD           MD    20816     SFR       Primary     R/T REFI
0066818419   JONES,DEBORAH H               36 BATTERSEA LANE               MD    20744     SFR       Primary     R/T REFI
0066820014   CHEN,DONG-SHEN                11106 CANDLELIGHT LANE          MD    20854     SFR       Primary     C/O REFI
0066835526   PILLAR,CHARLES J              140 PLAINVIEW RD                NY    11797     SFR       Primary     C/O REFI
0066836557   MOORE,JOHN M                  47 BROOKSIDE DR                 CT     6820     SFR       Primary     PURCH
0066845025   MILLER,ROBERT                 85 OLD STAGECOACH ROAD          CT     6875     SFR       Primary     PURCH
0066845173   COLAGRANDE,JOHN               4 GREYSTONE CIRCLE              NY    10708     SFR       Primary     PURCH
0066928079   OSBORN,ROBERT R               11521 NE218TH CT                WA    98606     SFR       Primary     C/O REFI
0066929105   STREETER,STEVEN J             12818 N DIXON DR                CO    80134     SFR       Primary     C/O REFI
0071550990   PEREZ, RAUL                   46 CHICOPIT LANE                FL    32225     SFR       Primary     CONS/PERM
0071595417   HUMPHREYS, HARRY              770 ROSCOE TURNER               FL    32124     SFR       Primary     CONS/PERM
0071598585   RUSSELL JR, WILLIAM           311 FAN PALM ROAD               FL    33432     SFR       Primary     CONS/PERM
4061459477   COOKE,DONALD K                18848 BERNARDO TRAILS DR        CA    92128     PUD       Primary     PURCH
4061473098   TEICHMAN,ALAN                 9406 OAKMORE ROAD               CA    90035     SFR       Primary     C/O REFI
4061484897   SCHWAB,DAVID S                670 NOE ST                      CA    94114     SFR       Primary     PURCH
4061490753   AUJLA,HARJAP S                890 HAMPSWOOD WAY               CA    95120     SFR       Primary     PURCH
4061498194   SELWYN,MARC                   9210 CORDELL DR                 CA    90069     SFR       Primary     C/O REFI
4061539211   SAKAMOTO,P SCOTT              2334 21ST ST                    CA    90405     SFR       Primary     R/T REFI
4061608677   NIRKONDAR,GIRI V              1929 CLOVER CT                  CA    94588     PUD       Primary     PURCH
4061609790   SHAH,SHER                     4588 TUSCANI DR                 CA    90630     SFR       Primary     PURCH
4061631067   GLEISCHMAN,STEWART H          985 S CARMELINA AVE             CA    90049     SFR       Primary     PURCH
4061667657   LAZLO JR,JOHN J               525 BARBARA WAY                 CA    94010     SFR       Primary     PURCH
4063360905   WEBER,JOHN WILL               5676 LAGO LINDO                 CA    92067     PUD       Primary     PURCH
4063856282   TURK,MICHAEL P                2149 STEWART AVE                CA    94956     SFR       Primary     C/O REFI
4063906665   LA MORTE,CHARLES J            779 DUNCAN ST                   CA    94131     SFR       Primary     C/O REFI
4063991733   ALPERT,BRIAN E                29205 LARO DR                   CA    91301     SFR       Primary     R/T REFI
4064066691   HEBARD,RONALD LE              728 WALNUT AVE                  CA    92373     SFR       Primary     R/T REFI
4064126792   LEA,DAVID W                   140 PALISADES DR                CA    93109     SFR       Primary     PURCH
4064257415   MASON,JENNIFER                7230 CAMBRIA CIRCLE             CA    92869     PUD       Primary     PURCH
4064303250   JEEAWOODY,SHAKEEL             115 CONCORD CIRCLE              CA    94040     PUD       Primary     C/O REFI
4064317797   COAKLEY,JAMES E               12142 N114TH WAY                AZ    85259     PUD       Primary     PURCH
4064397054   CVECKO,JERRY                  20029 AUSTIN LANE               CA    94546     SFR       Primary     PURCH
4064397989   PORTER,JANE ROSE              2925 NICHOLS CANYON ROAD        CA    90046     SFR       Primary     R/T REFI
4064569082   KEREKES,STEVEN                157 S POINSETTIA PL             CA    90036     SFR       Primary     R/T REFI
4064572821   SCHLUNDT,GLENN S              210 SAN MIGUEL RD               CA    91105     SFR       Primary     R/T REFI
4064573803   CHAMBERS,DAVID M              1800 GOULDIN ROAD               CA    94611     SFR       Primary     R/T REFI
4064624960   DEIS,GARY C                   15 BRIGHTWOOD CIRCLE            CA    94506     SFR       Primary     R/T REFI
4064642640   SWEET,RONALD D                1681 RICO PL                    CA    90274     SFR       Primary     PURCH
4064676036   COOTE,GREGORY F               1002 ALTA AVE                   CA    90402     SFR       Primary     R/T REFI
4064707922   YI,KWANG MOO                  6610 KENTWOOD BLUFFS DR         CA    90045     SFR       Primary     PURCH
4064713136   SARGENT,JEFFREY D             219 N HOPPER RD                 CA    95357     SFR       Primary     R/T REFI
4064715545   WOODS,PHILLIP L               1743 LEXINGTON AVE              CA    94402     SFR       Primary     PURCH
4064793328   PERKINS,SALLY J               33 SANDPIPER                    CA    92604     PUD       Primary     PURCH
4064825062   MAR,LOREN SCO                 15032 SUTTON ST                 CA    91403     SFR       Primary     PURCH
4064894415   CHUDACOFF,BURT                251 ARROWHEAD DR                CA    92211    Condo      Secondary   PURCH
4064900410   KALOGRIDES,NICK A             1436 BELLINGHAM WAY             CA    94087     SFR       Primary     C/O REFI
4064904271   DEWITT,JOHN A                 22 WHITAKER AVE                 CA    94708     SFR       Primary     PURCH
4064963087   BERRY,DAVID CHA               65 KINGSTON CT                  CA    92118    Condo      Secondary   PURCH
4065106926   JONES,RICKEY L                5313 YORK DR                    CA    94536     SFR       Primary     R/T REFI
4065472393   MEYER JR,HAROLD FR            10962 E ESCOLLERA CIRCLE        CA    93012     PUD       Primary     R/T REFI
4065552137   ROBINSON,GERALD W             308 CHAPARRON                   AZ    85262     PUD       Primary     PURCH
4065777007   SCHUBINER,S DAVID             622 24TH ST                     CA    90402     SFR       Primary     R/T REFI
4065786537   SMITH,MICHAEL H               9777 VIA CANTERA                CA    95452     PUD       Primary     R/T REFI
4065897656   WILLIAMS,HOWARD L             114 SPINNAKER CT                CA    92014    Condo      Secondary   R/T REFI
4065930697   BATTI,LEONARD                 22486 FERDINAND DR              CA    93908     SFR       Primary     C/O REFI
4065938500   PLATER,J SEAN                 3111 GLENCREST DR               CA    91208     SFR       Primary     PURCH
4065938815   SEXTON,JOHN J                 12285 MARLOW AVE                CA    92782     PUD       Primary     R/T REFI
4065950786   YANG,JESSE                    912 FLAGLER LANE                CA    90278    Condo      Primary     R/T REFI
4066123813   DELLA VALLE,ROBERT            12 BIG BOULDER CT               CO    80435     PUD       Secondary   PURCH
4066298276   MCDONALD,JAMES E              4302 E MALAPAI DR               AZ    85028     SFR       Primary     R/T REFI
4066350457   GARMAN II,JOHN L              707 CAMBRIDGE MANOR LANE        TX    75019     SFR       Primary     R/T REFI
4066376536   ASSIGAL,HEIDI MAR             30233 RHONE DR                  CA    90275     SFR       Primary     PURCH
4066390156   RIGHETTI,MATTHEW              845 MARINA BLVD                 CA    94123     SFR       Primary     PURCH
4066593593   STIRLING,ROGER L              16711 266TH AVENUE NE           WA    98072     SFR       Primary     C/O REFI
4066623911   CHEREN,DAVID H                30600 N PIMA RD                 AZ    85262     PUD       Primary     R/T REFI
4066674450   WEINSTEIN,NEIL A              13610 WHITE WOOD CANYON         CA    92064     PUD       Primary     PURCH
4066830946   MURPHY JR,GEORGE F            1715 SANTA CRUZ AVE             CA    94025     SFR       Primary     C/O REFI
4066842768   HERB,JOHN A                   851 SOUTHAMPTON DR              CA    94303     SFR       Primary     C/O REFI
4103509628   DUARTE,LIONEL R               4939 N ROCK CANYON RD           AZ    85715     SFR       Primary     PURCH
4105537999   JOHNSON,RICHARD P             6673 N SHADOW RUN DR            AZ    85704     PUD       Primary     PURCH
4160486439   MARCUS,MICHAEL P              1505 ROCKCLIFF RD               TX    78746     SFR       Primary     PURCH
4160943892   ENBODY,MARK L                 25915 CLIFTON PL                CA    91381     PUD       Primary     PURCH
4161046000   HAGAN,PATRICK J               8337 E MERCER WAY               WA    98040     SFR       Primary     PURCH
4161104676   CARTER,BRIAN D R              214 SHERIDAN RD                 CA    94618     SFR       Primary     R/T REFI
4161306461   LEMOS TRUSTEE,ROBERT A        1 BEYER COURT                   CA    94945     SFR       Primary     R/T REFI
4161336492   BAKER,WILLIAM M               3625 TWIN LAKE RIDGE            CA    91361     PUD       Primary     PURCH
4161393717   ARNEY,TODD A                  19621 EDUCATION LANE            CA    92646     SFR       Primary     PURCH
4161417276   MOTOVILOFF,NICK               15 TULIP CT                     CA    94010     SFR       Primary     PURCH
4161429792   WOODCOCK,DOUGLAS A            16700 SW GREENBRIAR RD          OR    97034     SFR       Primary     C/O REFI
4161450343   ROSE,MARVIN A                 928 QUERCUS COURT               CA    94086     SFR       Primary     C/O REFI
4161458486   CONKLIN,CHARLES               1905 WILLOW ST                  CA    92106     SFR       Primary     R/T REFI
4161462413   OPDYCKE,THOMAS F              768 FUNSTON AVE                 CA    94118     SFR       Primary     R/T REFI
4161463007   COTA,NANCY E                  14 MCNAMARA LANE                CA    94553     SFR       Primary     R/T REFI
4161473568   SAMIMI,SAMAN                  12212 DARLINGTON AVE            CA    90049     SFR       Primary     PURCH
4161474541   MANIES,FRANK A                12 TOYON CT                     CA    94965     SFR       Primary     R/T REFI
4161475274   TRENDA,GARY L                 871 MANDALAY BEACH RD           CA    93035     SFR       Primary     PURCH
4161481181   KURLAND,ERIC                  3040 MAGNUM DR                  CA    95135     SFR       Primary     PURCH
4161483310   WEISSMAN,MARC S               927 LAGUNA CIRCLE               CA    94404     SFR       Primary     R/T REFI
4161484979   HARTMAN,BRUCE I               1454 MONTEGO DR                 CA    95120     PUD       Primary     PURCH
4161486008   RIOS,RICKY E                  1418 LINTON PL                  CA    94553     SFR       Primary     PURCH
4161493574   GREEN TRUST,SCOTT R           1423 NEWPORTER WAY              CA    92660     PUD       Primary     PURCH
4161497328   BERG,ERIC                     14004 ROBLAR RD                 CA    91423     SFR       Primary     PURCH
4161497542   EMI,GREGORY M                 2368 WHITECHAPEL PLACE          CA    91362     SFR       Primary     PURCH
4161498300   BARCELOUX TRTEE,DONALD G      1528 TOPANGA SKYLINE DR         CA    90290     SFR       Primary     C/O REFI
4161498581   NADELL,PERRY M                2275 MOORTOWN DR                CA    92782     PUD       Primary     PURCH
4161499332   KENDRICK,JERRY D              4 BAY MARE LANE                 CA    90274     SFR       Primary     PURCH
4161529377   GIGNOUX,JOHN G                55 AURA VISTA DR                CA    94030     SFR       Primary     PURCH
4161535622   MITA,RANDAL MA                2183 HIKINO ST                  HI    96821     PUD       Primary     C/O REFI
4161538196   LARSEN,EDWARD                 8441 AMESTOY AVENUE             CA    91325     SFR       Primary     PURCH
4161538709   WILSON,WAYNE                  11966 WOODBINE STREET           CA    90066     SFR       Primary     PURCH
4161600665   HELFEN,MARK E                 3160 MELENDY DR                 CA    94070     SFR       Primary     R/T REFI
4161603966   RICH,GREGORY G                2774 FLEUR DR                   CA    91108     SFR       Primary     R/T REFI
4161606035   STORY,ZACHARY M               1325 RAMONA DR                  CA    93010     SFR       Primary     PURCH
4161613544   STANLEY,CHARLES B             111 PONDEROSA DR                CA    95060     SFR       Primary     PURCH
4161629086   KAZEMINEJAD,AMIR M            80 PLEASANT LANE                CA    94901     SFR       Primary     R/T REFI
4161631009   SHIELD,THOMAS L               1378 OAK GROVE PLACE            CA    91362     PUD       Primary     R/T REFI
4161631140   REEVES,JEFFREY H              24173 PASEO DEL CAMPO           CA    92677     SFR       Primary     PURCH
4161634300   ZADOYAN,ARA                   4120 COLFAX AVE                 CA    91604     SFR       Primary     PURCH
4161635737   PAYNE,STEPHEN                 9145 HUNT RD                    CA    91719     SFR       Primary     R/T REFI
4161643616   TREBOWSKI,THEODORE            12011 GREEN HILL COURT          CA    94022     SFR       Primary     R/T REFI
4161645934   HARBESON,ROBERT P             1035 MITCHELL CT                CA    95008     SFR       Primary     PURCH
4161651239   JAMORA,VALERIANO              6318 RIDGE MANOR AVE            CA    92120     SFR       Primary     PURCH
4161653508   YEE,JOAN                      16510 CHATTANOOGA PL            CA    90272     SFR       Primary     PURCH
4161656071   GORDON,MICHAEL A              3820 HAMPTON RD                 CA    91107     SFR       Primary     PURCH
4161676160   PEMBROOK,LLORENS J            100 SADDLEBOW RD                CA    91307     PUD       Primary     R/T REFI
4161676335   RHODES,KENNETH J              1824 PORT RENWICK PL            CA    92660     PUD       Primary     PURCH
4161676640   MICHAELS,ELLIOT               5208 BRIDGETOWN PL              CA    91361     PUD       Primary     C/O REFI
4161692050   FIELD,ROBERT P                297 LOCUST AVE                  CA    94901     SFR       Primary     PURCH
4162277257   PRITCHARD,ROBERT W            17082 PLEASANT CIRCLE           CA    92649     SFR       Primary     PURCH
4162288882   PEDERSEN,DAVID K              2033 HILLCREST DRIVE            CA    90254     SFR       Primary     PURCH
4162292645   GOLDSTEIN,DAVID A             641 35TH ST                     CA    90266     SFR       Primary     PURCH
4162302055   YON,DEAN                      1236 MILLER AVE                 CA    95129     SFR       Primary     PURCH
4162434072   DAVIS,MARK B                  55 CHILDERS LANE                CA    94507     PUD       Primary     PURCH
4163079298   MC DONALD,ALFREDO             1761 GREEN ST                   CA    94123    Condo      Primary     C/O REFI
4163261482   LEE,CHRIS D                   9 BENAVENTE                     CA    92606     PUD       Primary     PURCH
4163784756   LAWLOR,MAURICE J              244 VIA LA POSADA               CA    95032     SFR       Primary     R/T REFI
4163806997   TATE JR,JOHN M                342 COOK PINE DR                HI    96761     PUD       Primary     R/T REFI
4163869383   PESTANA,JAMES N               5388 DOOLAN RD                  CA    94550     SFR       Primary     R/T REFI
4163908983   GOZDZIK,ISAAC                 211 S FORMOSA AVE               CA    90036     SFR       Primary     R/T REFI
4163945233   PARRY,MORGAN W                7521 CURLANDS COVE DR           NV    89117     SFR       Primary     R/T REFI
4164047575   DUNBAR,W KENT                 1630 EAST30TH PLACE             OK    74114     SFR       Primary     R/T REFI
4164048508   HUTTON,GARY W                 4526 E HASTINGS AVE             CA    92867     PUD       Primary     PURCH
4164064612   BONE,CHRISTOPH                3155 BUCKINGHAM ROAD            CA    91206     SFR       Primary     R/T REFI
4164138770   HOLMAN,PETER R                6075 SOLEDAD MOUNTAIN RD        CA    92037     SFR       Primary     PURCH
4164143036   BUTTERFIELD,WAYNE A           270 MONTE PL                    CA    91006     PUD       Primary     C/O REFI
4164155568   BENEDICT,JEFFREY B            243 VISTA DEL ESCUELA           CA    92019     SFR       Primary     PURCH
4164253652   HELLER,LAWRENCE               2922 PATRICIA AVE               CA    90064     SFR       Primary     R/T REFI
4164255228   LANG,GEORGE                   9439 OAK LEAF DR                CA    91311     SFR       Primary     C/O REFI
4164264899   OTT,MICHAEL D                 30605 38TH AVENUE SOUTH         WA    98001     SFR       Primary     PURCH
4164328090   TRIVEDI,CHANDRASH             12179 E IRONWOOD DR             AZ    85259     PUD       Primary     PURCH
4164370100   TRENDLER,TERRY                2526 E OMEGA CIRCLE             AZ    85213     SFR       Primary     R/T REFI
4164396295   PUSSELL,ALBERT                2969 QUEDADA                    CA    92660     PUD       Primary     PURCH
4164415657   NEFF,RICHARD                  8 REFLECTION LANE               CA    92679     PUD       Primary     PURCH
4164416242   DELANO,DAVID W                1356 MUIRLANDS VISTA WAY        CA    92037     SFR       Primary     R/T REFI
4164504138   PLISKA,BERNARD F              4111 SW57TH AVE                 OR    97221     SFR       Primary     PURCH
4164551667   KHORSANDI,SAM SOHEI           1216 SHADYBROOK DR              CA    90210     SFR       Primary     PURCH
4164568091   FITZGERALD,ROBERT             29532 MICHELIS ST               CA    92677     PUD       Primary     PURCH
4164592653   FRAGER,RANDY L                1990 BRANDON CIRCLE             CA    92807     PUD       Primary     R/T REFI
4164596456   RINELLA,FRANK R               207 SYDNEY DR                   CA    94507     SFR       Primary     R/T REFI
4164597041   CREMISIO,DENIS                567 MOUNT OLIVET PL             CA    94517     PUD       Primary     R/T REFI
4164624258   EVERETT,MATTHEW J             2566 REGENT RD                  CA    94550     SFR       Primary     PURCH
4164638902   REWEDA,JOHN J                 50 SADDLEBOW RD                 CA    91307     PUD       Primary     C/O REFI
4164640700   MACEY,BRIAN E                 21612 HONEYSUCKLE ST            CA    92679     PUD       Primary     PURCH
4164659387   ZYWICKI,JEFFREY T             10871 E GOLD DUST AVE           AZ    85259     PUD       Primary     PURCH
4164674808   SAYEGH,ANTOINE                1107 SEAEAGLE LOOP              CA    94923     PUD       Secondary   PURCH
4164694863   IDE,RANDY L                   701 MINNESOTA ST                CA    94107    Condo      Primary     C/O REFI
4164722516   RABIER,DANIEL M               259 SEBASTIAN DR                CA    94030     SFR       Primary     R/T REFI
4164777874   EDHOLM,THOMAS                 149 S KENTER AVE                CA    90049     SFR       Primary     PURCH
4164830863   MARTIN,JASON S                609 LOMITA ST                   CA    90245     SFR       Primary     PURCH
4164894687   SPIEVAK,JAMES R               4435 SUNSET BLUFFS WAY          CA    92130     SFR       Primary     R/T REFI
4164904833   PICKERING,NEWMAN BR           725 RAMONA AVE                  CA    94706     SFR       Primary     PURCH
4164916084   LEWIS,WILLIAM J               2027 STEPHEN CT                 NV    89703     PUD       Primary     R/T REFI
4165003866   FUNK,BRUCE CHA                45505 CHEROKEE LANE             CA    94539     SFR       Primary     PURCH
4165038771   NIKKHOO,MICHAEL               279 ESTHER AVE                  CA    95008     PUD       Primary     C/O REFI
4165071707   BURRELL,JAMES L               28646 MILL POND                 CA    92692     PUD       Primary     R/T REFI
4165162951   KAKITA,EDWARD Y               5700 CATHERWOOD DR              CA    91011     SFR       Primary     R/T REFI
4165163686   PETERSON,JAMES R              27152 CARRITA DRIVE             CA    90265     SFR       Primary     C/O REFI
4165228877   KUGELL,OWEN V                 5052 RUBIO AVE                  CA    91436     SFR       Primary     PURCH
4165296452   AGRA,JOSEPH                   26701 BRIDLEWOOD DR             CA    92653     PUD       Primary     C/O REFI
4165299142   DOMINESEY,THOMAS J            1022 2ND ST                     CA    90266     SFR       Primary     R/T REFI
4165322464   MORSE JR,FRANKLIN             1668 WINDY MOUNTAIN AVE         CA    91362     SFR       Primary     R/T REFI
4165380462   LAZEAR III,ROBERT W           15830 NE165TH ST                WA    98072     SFR       Primary     C/O REFI
4165552268   DAVIDSON,RICHARD R            378 FOREST HIGHLANDS            AZ    86001     PUD       Primary     C/O REFI
4165573561   GERAMI,MAJID                  300 CRESS ROAD                  CA    95060     SFR       Primary     PURCH
4165776412   WOOD,PHELPS MI                1433 SAINT ALBANS ROAD          CA    91108     SFR       Primary     C/O REFI
4165804487   COTE,RICHARD J                911 HILTS AVE                   CA    90024     SFR       Primary     R/T REFI
4165856438   CHRISTENSEN,PAUL M            20001 RED HILL ROAD             CA    95030     SFR       Primary     R/T REFI
4165895808   CHANG,TINA KUO-               10322 SANDLEWOOD LANE           CA    91326     PUD       Primary     PURCH
4165934490   BLISCHOK,THOMAS J             4244 E DESERT CREST DR          AZ    85253     SFR       Primary     C/O REFI
4165934664   CAMPBELL,GARRETT K            14 PINION LANE                  CO    81631     PUD       Primary     R/T REFI
4165948136   GARACOCHEA,JAY E              720 11TH ST                     CA    90402     SFR       Primary     R/T REFI
4166133183   GOLDAU,NORMAN E               559 SKIFF CIRC                  CA    94065     SFR       Primary     C/O REFI
4166174120   DERINGER,JEFFREY J            30714 NE SPUD MOUNTAIN RO       WA    98607     PUD       Primary     C/O REFI
4166240897   ZUCKER,JEFFREY P              9316 FONTAINBLEU DR             NV    89128     PUD       Primary     PURCH
4166267908   WRIGHT,RONALD D               692 TUMBLEWEED CIRCLE           NV    89451     SFR       Primary     C/O REFI
4166299810   SNEAD,JAMES SCO               4020 E VIA ESTRELLA AVE         AZ    85028     SFR       Primary     R/T REFI
4166346462   RIEGEL MD,CHRISTOPH           5800 GOLDEN LEAF COURT          TX    75093     SFR       Primary     R/T REFI
4166387284   LEOS,JOHN DIAM                2989 ARGUELLO DR                CA    94010     SFR       Primary     R/T REFI
4166541369   WACO,NADELIN                  6 EASTWIND ST                   CA    90292    Condo      Primary     R/T REFI
4166622755   HARRIS JR,WILLIAM A           3192 MOUNTAIN SPRINGS           NV    89124     SFR       Primary     C/O REFI
4166832552   KARAGIANNIS,DIMITRIS          85 BUNCE MEADOWS DR             CA    94507     SFR       Primary     R/T REFI
4166848210   SAMSON,DAVID A                121 WESTGATE DR                 CA    94127     SFR       Primary     R/T REFI
4209401209   PECCOLE,ROBERT J              7970 CASTLE PINES AVE           NV    89113     SFR       Primary     PURCH
4209815739   MALONEY,JANICE                6515 LAUREL HILL DRIVE          TX    78229     SFR       Investor    C/O REFI
4261079810   KARRAS,MARK A                 3311 NW71ST ST                  WA    98117     SFR       Primary     PURCH
4261284121   FRIPP II,RICHARD D            1661 LILAC DRIVE                CA    94595     SFR       Primary     C/O REFI
4261436994   ROSENTHAL,RICHARD A           24509 STAGG ST                  CA    91304     PUD       Primary     R/T REFI
4261442547   ENTIN,HOWARD A                25545 KINGSTON CT               CA    91302     PUD       Primary     C/O REFI
4261456638   GILLILAND,JOHN H              1030 G AVE                      CA    92118     SFR       Primary     PURCH
4261459061   VRANJES,MARK                  1810 W MONTECITO WAY            CA    92103     SFR       Primary     R/T REFI
4261538617   WALKER,STEVEN                 3633 BELLFIELD WAY              CA    91604     SFR       Primary     C/O REFI
4261628830   JACOBS,ROBERT H               40445 TIDE POOL                 CA    95497     PUD       Secondary   PURCH
4262393475   AHMED,NAZEER                  1160 RIDGEMONT PL               CA    94521     PUD       Primary     PURCH
4263409684   GEDEON,DONALD S               2304 HALEKOA DR                 HI    96821     SFR       Primary     R/T REFI
4263893002   HELM JR,RICHARD K             46900 NW CHRYSLER DR            OR    97125     SFR       Primary     R/T REFI
4263944474   HAGEN,JEFFREY B               28873 N111TH PL                 AZ    85262     PUD       Primary     PURCH
4264125743   BEANBLOSSOM,TODD M            5500 SMOKEY MOUNTAIN WAY        CA    92887     SFR       Primary     R/T REFI
4264133846   RUSH,DOUGLAS K                2025 AMHERST DR                 CA    91030     SFR       Primary     PURCH
4264148570   FALLIN,JOHN J                 17041 SW ARBUTUS DR             OR    97007     PUD       Primary     R/T REFI
4264417041   REGULA,MAX ALLEN              1496 FROUDE ST                  CA    92107    Condo      Primary     PURCH
4264448939   BADGER,PETER W                11108 MEADOWICK                 TX    77024     PUD       Primary     R/T REFI
4264519390   KERRY,JAMES                   508 MARGUERITE AVE              CA    92625   2-Family    Investor    PURCH
4264632342   SHMUNIS,VLADIMIR              1430 SAN RAYMUNDO RD            CA    94010     SFR       Primary     PURCH
4264716871   PAULSON,STEPHANIE             19560 REDBERRY DR               CA    95030     SFR       Primary     PURCH
4264717713   SPALDING,KIRBY H              2655 ARAGON WAY                 CA    95125     SFR       Primary     PURCH
4264729221   MURPHY,F ROBERT               4075 N57TH ST                   CO    80301     SFR       Primary     C/O REFI
4264902075   CARTER,FLOYD E                240 WINCHESTER CT               CA    94404     SFR       Primary     C/O REFI
4264904170   BUTTS,FREDERICK               1036 SLADKY AVE                 CA    94040     SFR       Primary     R/T REFI
4264915499   GALLOWAY,JAMES J              1100 GREENSBURG CIRCLE          NV    89509     SFR       Primary     R/T REFI
4265005423   DOWD,GREGORY L                226 PURPLE GLEN DR              CA    95119     SFR       Primary     PURCH
4265007668   RAINOLDI,JOSEPH C             262 LINDEN LANE                 CA    94901     SFR       Primary     R/T REFI
4265012858   KNUTSON,STANLEY               1939 29TH AVE                   CA    94116     SFR       Primary     PURCH
4265055154   COLE,EDGAR M                  6337 APPIAN WAY                 CA    92506     SFR       Primary     R/T REFI
4265149122   HILLSTROM,KEVIN M             2459 2ND AVENUE WEST            WA    98119     SFR       Primary     R/T REFI
4265226540   TORPEY,JOHN O                 10204 PLOMOSA PL                NV    89134     PUD       Primary     PURCH
4265452062   FAVETTA,DINO A                3 PARKSIDE DR                   NJ     7927     SFR       Primary     PURCH
4265543266   CROWE,TERRY A                 102 WINDSOR DRIVE SE            WA    98053     SFR       Primary     PURCH
4265670440   ROHALY,EDWARD                 6695 PAGEANT DR                 CA    92648     PUD       Primary     R/T REFI
4265792129   NELSON,LAWRENCE               10584 E HONEY MESQUITE DR       AZ    85262     PUD       Primary     R/T REFI
4265857716   VOLPICELLA,ANTHONY            3322 DELTA ROAD                 CA    95135     SFR       Primary     R/T REFI
4265916181   HO,CHI FAI                    965 ASTORIA DR                  CA    94087     SFR       Primary     PURCH
4265948267   LUSTIG,BEN                    10536 ROCHESTER AVE             CA    90024     SFR       Primary     R/T REFI
4265951188   LIU,STANLEY                   1515 INDIANA AVE                CA    91030     SFR       Primary     C/O REFI
4266390980   ARSLAN,MOUNZER                616 SOMERSET LANE               CA    94404     PUD       Primary     PURCH
4266508003   SCHWARTZMAN,TALIA R           10730 BELLAGIO RD               CA    90077     SFR       Primary     R/T REFI
4266541830   RODERICKS,TODD A              28 N PETER DR                   CA    95008     SFR       Primary     PURCH
4266594169   FARRELL,CHARLES E             8030 SE45TH ST                  WA    98040     SFR       Primary     R/T REFI
4305865604   HOMIER,JOHN H                 3711 HARPER STREET              TX    77005     SFR       Primary     PURCH
4307608713   RASMUSSEN,RICHARD C           3639 42ND AVE NE                WA    98105     SFR       Primary     CONS/PERM
4360067682   YOUNG,JOHN G                  3768 W COMMODORE WAY            WA    98199     SFR       Primary     CONS/PERM
4360851812   LEISER,MICHAEL W              14950 NW MCNAMEE RD             OR    97231     SFR       Primary     PURCH
4361424015   MCVAY TRUSTEE,JOHN A          21750 PARVIN DR                 CA    91350     PUD       Primary     C/O REFI
4361424320   SCULLION,JAMES P              15820 BRUCE COURT               CA    95030     SFR       Primary     C/O REFI
4361458476   STROHSAHL,LYNN JOSE           539 AVENIDA DEL VERDOR          CA    92672     PUD       Primary     C/O REFI
4361500004   LAING,JAMES M                 16906 LOS MORROS                CA    92067     PUD       Primary     PURCH
4361536255   SULLIVAN,RICHARD J            932 VIA NOGALES                 CA    90274     SFR       Primary     R/T REFI
4361539333   PAULSON,ROBERT E              15 ROANWOOD DR                  CA    90274     SFR       Primary     C/O REFI
4361607361   SCHANTZ,SARA L                15 S CALLECITA                  CA    92677     PUD       Primary     PURCH
4361627005   LEE,VINCENT                   60 JACARANDA DR                 CA    94539     SFR       Primary     R/T REFI
4361631353   MCCORMACK,SEAN                405 KRENWINKLE CT               CA    93065     SFR       Primary     R/T REFI
4361645890   BERNSTEIN,LISA J              1711 VALLEY VIEW AVE            CA    94002     SFR       Primary     PURCH
4361651922   LEUNG,JONATHAN                19832 BRAEMAR DR                CA    95070     SFR       Primary     R/T REFI
4361666961   KATONA,TIMOTHY P              2054 GORDON AVE                 CA    94025     SFR       Primary     PURCH
4362269450   ORSLEY,TIMOTHY J              1492 BORDELAIS DR               CA    95118     SFR       Primary     PURCH
4362272546   O'CONNOR,DAVID C              440 MIRAMONTES AVE              CA    94019     SFR       Primary     PURCH
4362277693   ABEL,DONNA MAR                75353 14TH GREEN DR             CA    92210     PUD       Primary     R/T REFI
4363079932   JOHNSON,JOAN T                862 JACKSON ALLEY ST            CA    94043     SFR       Primary     R/T REFI
4363181050   BENNETT,JACK                  7600 N MERCER WAY               WA    98040    Condo      Primary     PURCH
4363783368   LEUNG,RAYMOND L               270 MORNINGSIDE DR              CA    94132     SFR       Primary     R/T REFI
4363871205   MILLER,ERIC G                 683 REGAS DR                    CA    95008     SFR       Primary     C/O REFI
4364065104   WIESER,STEVEN A               13805 RANSOM RD                 CA    93021     SFR       Primary     R/T REFI
4364151128   WOODSIDE,STEPHEN P            1320 NW PARK RIDGE LANE         OR    97229     PUD       Primary     C/O REFI
4364213779   BERARDINO,JOHN L              1425 HAMILTON WAY               CA    95125     SFR       Primary     C/O REFI
4364216541   STEPHEN,MIKE                  6071 ZIRCON AVE                 CA    91701     SFR       Primary     R/T REFI
4364375297   BURR,KENNETH M                1702 KOFMAN PKWY                CA    94502     PUD       Primary     R/T REFI
4364404329   MONBOUQUETTE,HAROLD G         2635 31ST ST                    CA    90405     SFR       Primary     PURCH
4364519332   MEYER,ALVIN R                 2711 ANACAPA PL                 CA    92835     SFR       Primary     R/T REFI
4364571341   LEVINE,HAROLD G               3582 WASATCH AVE                CA    90066     SFR       Primary     R/T REFI
4364584310   WARREN,ARTHUR AN              2219 CUMBERLAND ROAD            CA    91741     SFR       Primary     C/O REFI
4364618159   SCHMIDT,ERIC C                75376 STARDUST LANE             CA    92210     SFR       Primary     R/T REFI
4364629818   CHAUDHRI,HAROON K             463 ARLINGTON AVE               CA    94707     SFR       Primary     PURCH
4364640187   EMERINE,DAVID A               37 MAPLE LEAF                   CA    92692     PUD       Primary     PURCH
4364652174   TOYODA,JUN                    857 VIA SOMONTE                 CA    90274     SFR       Primary     C/O REFI
4364703191   LOSKOT,DANIEL J               21942 VIA DEL LAGO              CA    92679     PUD       Primary     R/T REFI
4364894362   WALKER,SHARYL                 366 CAMIN0 ALTURAS              CA    92264     SFR       Primary     R/T REFI
4364904252   ELHINN,ISSA                   31 SKYVIEW WAY                  CA    94131     SFR       Primary     PURCH
4364906836   JORDAN,WENDY PAS              2529 FILLMORE ST                CA    94115     SFR       Primary     R/T REFI
4364983298   HALEY,STEVEN C                711 GUADALUPE AVE               CA    92118     SFR       Primary     PURCH
4365027830   VIOLILLO,MICHAEL              211 GETZ AVE                    NY    10308     PUD       Primary     PURCH
4365171547   SKALA,MICHAEL J               4205 GREENVIEW DR               CA    95762     PUD       Primary     R/T REFI
4365550328   BRECKEL,DARRELL L             4186 CROWN RANCH ROAD           CA    91719     SFR       Primary     PURCH
4365552258   ROBERTSON JR,JOSEPH E         7975 SW WILLOWMERE DR           OR    97225     SFR       Primary     PURCH
4365759754   O'HARA,EDNA TAYL              2651 GREEN ST                   CA    94123     SFR       Primary     R/T REFI
4365853730   VARGAS,JORGE H                6405 HANNUM AVE                 CA    90230    Condo      Primary     R/T REFI
4365977174   ARSHADI,HAMID REZ             13469 E OCOTILLO ROAD           AZ    85259     PUD       Primary     R/T REFI
4366068056   MALLETT,THOMAS E              26 CALERA CANYON RD             CA    93908     SFR       Primary     R/T REFI
4366317982   ANDERSON,ROBERT N             521-525 PALM AVENUE             CA    92118   2-Family    Primary     PURCH
4366506097   OTTO,JAMES DAN                6325 VIA COLINITA               CA    90275     SFR       Primary     R/T REFI
4366583682   SEXTON,STANLEY G              1143 LITTLE OAK CIRCLE          CA    95129     SFR       Primary     C/O REFI
4403264254   POSCHWATTA,CARL L             17620 SE295TH STREET            WA    98042     PUD       Primary     CONS/PERM
4461046098   BIANCHI,THOMAS A              4039 E LAKE SAMMAMISH SHO       WA    98029     SFR       Primary     PURCH
4461347439   CHRISTENSEN,JOHN R            3491 PARADISE DR                CA    94920     SFR       Primary     R/T REFI
4461372403   HOPP-MIDANI,SUSAN A           18 SOVENTE                      CA    92606     PUD       Primary     PURCH
4461440911   MUZQUIZ,DONALD RA             1105 MARENGO AVE                CA    91030     SFR       Primary     PURCH
4461441075   RICHARDSON,MICHAEL A          680 MIRAMONTE DR                CA    93109     SFR       Primary     PURCH
4461457576   UNHOLD,GERALD P               11169 MONTAUBON WAY             CA    92131     PUD       Primary     PURCH
4461473466   FORRY,CRAIG B                 19701 FALCON RIDGE LANE         CA    91326     PUD       Primary     PURCH
4461483044   HARLEY,ROBERT F               2041 PASEO DEL SOL              CA    95124     PUD       Primary     PURCH
4461494983   SARASWAT,KRISHNA C            12356 PARKER RANCH ROAD         CA    95070     PUD       Primary     R/T REFI
4461527428   MC KENNA,EDWARD MI            415 SILALA LANE                 CA    95472     SFR       Primary     C/O REFI
4461536783   GILLIS,STEVEN M               3466 MALAGA COURT               CA    91302     PUD       Primary     R/T REFI
4461602916   LARSON,WILLIAM E              13546 LANDFAIR RD               CA    92130     PUD       Primary     R/T REFI
4461611792   FORK,DAVID K                  1993 FARNDON AVE                CA    94024     SFR       Primary     PURCH
4461631741   HAGHOO,MAJID                  4648 VISTA DE ORO AVE           CA    91364     SFR       Primary     PURCH
4461632384   BALDWIN,SIDNEY R              3025 SEQUIT DR                  CA    90265     SFR       Primary     PURCH
4461654602   ATEN,PATRICK J                2020 VOERT CT                   CA    94598     SFR       Primary     PURCH
4461655559   CAMERON,BRIAN M               25328 PRADO DE LOS ARBOLE       CA    91302     PUD       Primary     PURCH
4461659890   MILLER,JAMES EDW              2638 PALMWOOD CIRCLE            CA    91362     SFR       Primary     PURCH
4461672117   BERMAN,GARY S                 13360 SURREY LANE               CA    95070     SFR       Primary     PURCH
4461697213   IMPERIALE,MICHAEL             3919 LAKEMEAD WAY               CA    94062     SFR       Primary     PURCH
4463376022   WENZINGER,JOSEPH              7395 LAREDO ST                  NV    89117     SFR       Primary     PURCH
4463898769   GILBERT,KENNETH M             2228 HIKINO ST                  HI    96821     PUD       Primary     PURCH
4464085242   KUO,KAIHUNG J                 1375 LONGFELLOW WAY             CA    95129     SFR       Primary     R/T REFI
4464124306   HIGGINS,PAUL JAME             30821 MARBELLA CORTE            CA    92675     PUD       Primary     PURCH
4464125394   BARON,THOMAS J                5636 OAKLEY TERRACE             CA    92612     PUD       Primary     PURCH
4464302027   NOTO,THOMAS P                 13705 TIERRA SPUR               CA    93908     SFR       Primary     PURCH
4464303140   JUNIO,JOSE                    3501 VARNER CT                  CA    95132     SFR       Primary     R/T REFI
4464393539   CANICK,JONATHAN               534 SHORELINE HWY               CA    94941     SFR       Primary     R/T REFI
4464393679   WONG,RAYMOND Y                914 W CARDINAL DR               CA    94087     SFR       Primary     PURCH
4464395153   STOCKER,ANDRE W               1127 EBBTIDE RD                 CA    92625     PUD       Primary     R/T REFI
4464400177   LASAR,JESSE                   10 BAYMARE RD                   CA    91307     PUD       Primary     PURCH
4464416058   HUNTER,GARY R                 480 JENNILEAH LANE              CA    92069     SFR       Primary     PURCH
4464484429   HAUSER,STEPHEN G              4133 ALEMAN DR                  CA    91356     SFR       Primary     R/T REFI
4464485996   CARVER,MARK W                 20352 62ND ST                   CA    90717     SFR       Primary     C/O REFI
4464506304   SOWLES,GARY H                 7760 SW VILLAGE GREEN CIR       OR    97070     PUD       Primary     PURCH
4464549197   WALLACE,ALLEN R               1930 CATALINA ST                CA    92651     SFR       Primary     PURCH
4464573213   GARDINER,STUART K             21 ARDENWOOD WAY                CA    94132     SFR       Primary     PURCH
4464575283   CHRISTIANSON,NELS             3233 21ST ST                    CA    90405     SFR       Primary     R/T REFI
4464618687   LIVINGSTON,BRENT R            16561 VIA LAGO AZUL             CA    92067     PUD       Primary     R/T REFI
4464674441   CASSANO,ROBERT J              5508 RIVIERA                    CA    95746     PUD       Primary     PURCH
4464706359   WALLOCK,LEONARD S             3120 CALLE MADERA               CA    93105     SFR       Primary     R/T REFI
4464823642   WILLIAMS,MARIE                9196 THRASHER AVE               CA    90069     SFR       Primary     PURCH
4464898479   THORNTON II,D WHITNEY         2241 DEER OAK WAY               CA    94506     PUD       Primary     C/O REFI
4464971383   COTTON,MICHAEL J              125 5TH AVE SOUTH #202          WA    98033    Condo      Primary     R/T REFI
4464991472   MYERS,SCOTT P                 7825 SITIO TEJO                 CA    92009     PUD       Primary     PURCH
4465003145   GIUDICI,CRAIG R               1742 24TH AVE                   CA    94122     SFR       Primary     PURCH
4465007658   LEE,ANTONIO L                 19272 LAKERIDGE RD              CA    94546     SFR       Primary     PURCH
4465193334   MERSELIS,KENT D               8812 N47TH PL                   AZ    85028     PUD       Primary     PURCH
4465255059   ROBB,JAMES B                  989 TIBURON BLVD                CA    94920     SFR       Primary     PURCH
4465273664   REGAN III,WILLIAM C           28940 MARLIES ST                CA    91301     SFR       Primary     R/T REFI
4465325217   NIGG,CYRIL PET                500 S MUIRFIELD RD              CA    90020     SFR       Primary     R/T REFI
4465478750   GEIGER,LLOYD GEO              3964 ROYAL OAK PL               CA    91436     SFR       Primary     C/O REFI
4465758409   CHRISTIANSEN,DIRK K           2394 FERN TRAIL                 CA    94586     PUD       Primary     PURCH
4465805671   AHN,THOMAS G                  1917 THAYER AVE                 CA    90025     SFR       Primary     C/O REFI
4465808923   LEVINE,ROBERT A               18410 KINGSPORT DR              CA    90265     SFR       Primary     R/T REFI
4465841791   CAMPBELL,MICHAEL              5867 IDA CT                     CA    94550     SFR       Primary     PURCH
4465854315   HULLASTER,DAVID Z             7921 HILLSIDE AVE               CA    90046     SFR       Primary     C/O REFI
4466093418   FENNELL,JUSTIS E              161 SCENIC AVE                  CA    94611     SFR       Primary     PURCH
4466308360   MCNIEL,CHARLES                1042 SANCHEZ ST                 CA    94114    Condo      Secondary   PURCH
4466432632   HARRIS,NEAL F                 527 AVONDALE AVE                CA    90049     SFR       Primary     R/T REFI
4466433754   WIEGMAN,CRAIG A               2 MACKENZIE LANE                CA    92679     PUD       Primary     R/T REFI
4507606749   MESHER,JEROME L               520 GALER ST400                 WA    98109    Condo      Primary     PURCH
4560396386   ZEITZ,PATRICE M               4808 MANTLE DR                  TX    78746     SFR       Primary     PURCH
4560588537   BIVINS,DEMETRIUS              9220 MARYMONT PARK              TX    78217     SFR       Primary     R/T REFI
4561075799   SLY,WARREN F                  5391 45TH AVE SE                WA    98007     SFR       Primary     PURCH
4561190192   WALLACE,CAROL A               2220 NE32ND AVE                 OR    97212     SFR       Primary     PURCH
4561190986   PETERS,MARTA C                22513 SE300TH ST                WA    98010     SFR       Primary     PURCH
4561417165   HUEY,JUDY H                   1978 17TH AVE                   CA    94116     SFR       Primary     R/T REFI
4561463797   LENNEY,LIDA P                 2501 DUARTE WAY                 CA    92651     SFR       Primary     R/T REFI
4561464290   PRESTON,DIANNE B              505 ARAGON BLVD                 CA    94402     SFR       Primary     C/O REFI
4561481021   TSOI,CHUEN W                  7836 PINEVILLE CIRCLE           CA    94552     PUD       Primary     PURCH
4561498165   MATTHIAS,MICHAEL              12250 SHETLAND LANE             CA    90049     SFR       Primary     C/O REFI
4561498959   STUBBS,RICHARD P              1706 MATHEWS AVENUE             CA    90266     SFR       Primary     PURCH
4561499312   NIZICH,NICHOLAS               1055 DELAWARE ROAD              CA    91504     SFR       Primary     PURCH
4561525850   RODRIGUEZ,LOUIS J             4927 MIDDLETON PL               CA    94566     SFR       Primary     PURCH
4561536071   LEGGIO,CHARLES L              33841 GLOCAMORA LANE            CA    92675     PUD       Primary     PURCH
4561536725   PETERS,ALLEN C                4418TH STREET                   CA    90266     SFR       Primary     R/T REFI
4561628902   HOWARD,EDWARD C               1003 ASHLAND CT                 CA    94506     PUD       Primary     PURCH
4561631799   LANGE,CYNTHIA J               890 SAN SIMEON ROAD             CA    91007     SFR       Primary     PURCH
4562229916   COOK,GARY THOM                533 FLANNERY STREET             CA    95051     SFR       Primary     R/T REFI
4562320640   ALIFANO,ALLAN                 430 BURNING TREE CT             CA    94019     PUD       Primary     C/O REFI
4563991845   HO,HENRY C                    2105 POPPY DR                   CA    94010     SFR       Primary     PURCH
4564047381   DODSON,QUAITE                 6820 COLUMBINE WAY              TX    75075     PUD       Primary     PURCH
4564047555   HERRON,CARLA DYK              3643 MEADOW LAKE LANE           TX    77027     PUD       Primary     R/T REFI
4564128868   MORRISON,RICHARD L            5947 LA GOLETA RD               CA    93117     SFR       Primary     R/T REFI
4564150615   ULRICH III,WARREN J           4074 PFEIFER CT                 OR    97035     PUD       Primary     C/O REFI
4564181370   BISHOP,BEVERLY B              4707 SHADYWOOD LANE             TX    76034     SFR       Primary     PURCH
4564288142   MILLER,DUANE                  2750 WHITE GULL CT              CA    95410     SFR       Secondary   R/T REFI
4564495655   HUME,JEFFREY B                222 SAN JUAN AVENUE             CA    94018     SFR       Primary     R/T REFI
4564654269   GAUSTAD,STEPHEN L             9473 E DESERT COVE AVE          AZ    85260     PUD       Primary     PURCH
4564661074   ASTUNO,JAMES J                4221 N57TH PL                   AZ    85018     SFR       Primary     C/O REFI
4564694448   PETERSON,GILBERT V            5695 JENSEN ROAD                CA    94552     SFR       Primary     R/T REFI
4564698332   LIU,TEDDY                     11 TRAILWOOD                    CA    92620     PUD       Primary     PURCH
4564702233   BRANDSTATER,JUSTIN L          89 OLIVE AVE                    CA    91024     SFR       Primary     R/T REFI
4564707380   WOOD,RICK M                   17901 SHAMLEY CIRCLE            CA    92649     SFR       Primary     R/T REFI
4564744037   MEHLHAF,WILLIAM N             3832 WELLINGTON CT              OR    97068     PUD       Primary     PURCH
4564963983   WOLFE,PHILIP R                781 SIERRA VIEW                 CA    95926     SFR       Primary     R/T REFI
4565215607   TOM,JARRETT J                 27762 AUTUMN CT                 CA    94542     SFR       Primary     PURCH
4565293216   CHARTIER,DAVID                1053 E CARTAGENA ST             CA    90807     SFR       Primary     PURCH
4565633106   DONOVAN,ELIZABETH             1329 GUIZOT ST                  CA    92107     SFR       Primary     R/T REFI
4565851310   BERMEO,ADOLFO C               1516 TOPANGA SKYLINE DR         CA    90290     SFR       Primary     C/O REFI
4565906361   CHEE,WAN T                    13028 NE32ND PL                 WA    98005     SFR       Primary     C/O REFI
4565921899   PEWITT,TERESA DI              991 MENLO OAKS DR               CA    94025     SFR       Primary     PURCH
4565937150   POGUE,DANIEL R                1319 HALL ROAD                  WA    98223     SFR       Primary     R/T REFI
4566015857   KIRK II,GEORGE R              217 TEAL DR                     ID    83333     PUD       Primary     C/O REFI
4566191781   KASDEN,TIMOTHY B              19745 WILD PINTO WAY            CA    93907     SFR       Primary     R/T REFI
4566317493   LEVINSON,DANIEL S             11834 TREEWIND CT               CA    92128     PUD       Primary     C/O REFI
4566391696   ROBERTSON,DOUGLAS B           5840 IRVING AVE                 CA    91214     SFR       Primary     PURCH
4566603629   HIND,RONALD H                 16045 104TH AVE NE              WA    98011     SFR       Primary     R/T REFI
4566622397   HART,GARY W                   10801 E HAPPY VALLEY RD         AZ    85255     PUD       Primary     R/T REFI
4566666295   KOPEIKIN,BRIAN N              22 NICHOLAS LANE                CA    93108     SFR       Primary     R/T REFI
4566667616   HALEY,PETER                   1545 WESTERN AVE                CA    91201     SFR       Primary     R/T REFI
4566673309   TONASUT,WEERA                 20147 CHAPTER DR                CA    91364     SFR       Primary     R/T REFI
4566687531   BOSMA,HENRY                   4300 BEAM RD                    WA    98953     SFR       Primary     R/T REFI
4603264104   JONES JR,THOMAS W             2513 TAYLOR DRIVE               WA    98203     SFR       Primary     CONS/PERM
4603351109   ERVIN,JOSEPH A                1263 COUNTRY LANE               IL    60062     SFR       Primary     PURCH
4661047680   ANDERSON,ARNIE J              16066 INGLEWOOD ROAD NE         WA    98011     SFR       Primary     C/O REFI
4661047714   TAYLOR,IVAN A                 5005 NE LAURELCREST LANE        WA    98105     SFR       Primary     PURCH
4661157711   ARORA,NARESH KU               45721 TUSCANY CT                CA    94539     SFR       Primary     PURCH
4661294308   HUBERMAN,BERNARDO             483 FOREST AVENUE               CA    94301    Condo      Primary     R/T REFI
4661338659   AS TRUSTEE,WALLACE R          371 N SAN ANTONIO ROAD          CA    94022     SFR       Primary     R/T REFI
4661427924   GRUPE,GLENN G                 4211 GREEN VALLEY RD            CA    94585     SFR       Primary     R/T REFI
4661473621   FOX,KEN                       823 WELLESLEY AVE               CA    90049     SFR       Primary     PURCH
4661496283   PRATT,DONALD J                25822 PRAIRESTONE DR            CA    92653     PUD       Primary     R/T REFI
4661498727   LYNCH,DENNIS M                6448 NANCY STREET               CA    90045     SFR       Primary     PURCH
4661498867   CULPEPPER,CLINTON R           1633 N ORANGE GROVE AVE         CA    90046     SFR       Primary     PURCH
4661525149   HELMONDS,RICHARD P            947 NORTH CENTRAL AVE           CA    95008     SFR       Primary     R/T REFI
4661529653   PHELPS JR,HENRY LLO           1096 MARINERS WAY               CA    93953     SFR       Primary     R/T REFI
4661537441   MORGAN,STEVE                  31 CYPRESS TREE LANE            CA    92612     PUD       Primary     PURCH
4661603409   REPPER,DAVID P                9 BRIDINGTON                    CA    92677     PUD       Primary     R/T REFI
4661630444   CHAMPLAIN,JAY                 9 SARAZEN LANE                  CA    92679     PUD       Primary     PURCH
4661632069   GUTHRIE,IAN M                 8419 VEREDA DEL PADRE           CA    93117     SFR       Primary     R/T REFI
4661634024   BUSIC,MICHAEL D               440 OSGOOD CT                   CA    92651     SFR       Primary     R/T REFI
4661634958   TROVINGER,ERIC HALE           510 WINNCASTLE STREET           CA    93065     PUD       Primary     PURCH
4661659120   AIJIAN,PAUL S                 4449 VIEJA DR                   CA    93110     PUD       Primary     C/O REFI
4661676132   FOOKS,MICHAEL                 2615 ANGELO DR                  CA    90077    Condo      Primary     PURCH
4661694911   SPECIALE,PHILIP S             3 STAG LANE                     CA    93940     SFR       Primary     PURCH
4662233727   RITTER,HENRY                  349 SELBY LANE                  CA    94027     SFR       Primary     C/O REFI
4662269358   JENKINS-STARK,JOHN F          613 MURRAY LANE                 CA    94549     SFR       Primary     C/O REFI
4662312000   ROETMAN,DEBORAH K             14937 MCKENDREE AVE             CA    90272     SFR       Primary     PURCH
4663376806   FERRARO,STANLEY               2300 AIRLANDS ST                NV    89134     PUD       Secondary   R/T REFI
4663617985   LOWE,DAVID G                  35 VIA DELIZIA                  CA    94010     SFR       Primary     PURCH
4663872705   SIEGEL,STUART S               5333 LONG SHADOW CT             CA    91362     PUD       Primary     R/T REFI
4664025758   POULIN,DENNIS L               2705 FIRWOOD LANE               OR    97116     SFR       Primary     R/T REFI
4664026251   ANIGIAN,RICHARD D             4128 SOUTHWESTERN BLVD          TX    75225     SFR       Primary     R/T REFI
4664047778   MARTIN,JOHN W                 4312 WINDSOR PARKWAY            TX    75205     SFR       Primary     PURCH
4664063494   POPLAWSKI,RUBEN               2188 CENTURY WOODS WAY          CA    90067    Condo      Primary     R/T REFI
4664092212   CRETORS,KURT R                12568 E SILVER SPUR ST          AZ    85259     SFR       Primary     PURCH
4664151646   HANSON,JAMES D                8706 SW MULEDEER DR             OR    97007     PUD       Primary     PURCH
4664210939   MEYER,JOSEPH D                1450 RIMROAD                    CA    92506     SFR       Primary     PURCH
4664286889   WHELAN,DANIEL J               2726 GALICIA WAY                CA    92009     SFR       Primary     PURCH
4664294701   MEYER,JEROME M                512 THE STRAND                  CA    90266   2-Family    Primary     R/T REFI
4664401595   JURICH,LAWRENCE               5008 GLENWOOD CT                CA    94588     SFR       Primary     PURCH
4664405968   PATEL,MALTIBEN                4258 CESAR CHAVEZ ST            CA    94131     SFR       Primary     R/T REFI
4664416189   WOODWARD,PETER G              14276 SILVER RIDGE RD           CA    92064     SFR       Primary     R/T REFI
4664483742   LEID,KEVIN                    1838 BRUSH DR                   NV    89703     SFR       Primary     R/T REFI
4664537539   DART,GUY MICHA                834 DEVON AVE                   CA    90024     SFR       Primary     PURCH
4664549492   REID,HENRY D                  23931 INNISBROOK LANE           CA    92677     PUD       Primary     PURCH
4664549666   MOHR,KAREN J                  262 27TH ST                     CA    90254   2-Family    Primary     C/O REFI
4664571249   GILL,JOHN                     14 KENDALL ST                   CA    92677     PUD       Primary     PURCH
4664625482   KIRSCH,KENNETH                2032 DEL NORTE ST               CA    94707     SFR       Primary     PURCH
4664652551   AZER,BERNARD M                4431 BORREGO SPRINGS WAYS       NV    89129     SFR       Primary     PURCH
4664661156   PHILLIPS,GARY R               5101 N21ST ST                   AZ    85016     SFR       Primary     C/O REFI
4664683200   THEAKER,ROBERT M              12 WYNDEMERE VALE               CA    93940     SFR       Primary     R/T REFI
4664692250   DAVINI,JOHN M                 26992 HALIFAX PL                CA    94542     SFR       Primary     C/O REFI
4664703602   CUENCA,JAIME                  2610 E CORTEZ ST                CA    91791     SFR       Primary     PURCH
4664774710   SMITH JR,GREG D               7813 ANISE AVE                  CA    90045     SFR       Primary     PURCH
4664796739   BITHER,HOWARD G               342 SANTA CLARA AVE             CA    94501     SFR       Primary     R/T REFI
4664826718   BERLINGER,ROBERT              5001 VANALDEN AVE               CA    91356     SFR       Primary     PURCH
4664830587   KANG,JEFFREY H                4425 GRAYDON RD                 CA    92130     PUD       Primary     PURCH
4664830611   WILLIAMS,KURTIS               11724 MONTE LEON WY             CA    91326     SFR       Primary     PURCH
4664903038   TOM,WALTER W                  1930 BENT TREE PL               CA    95404     PUD       Primary     R/T REFI
4664904804   DOBRANSKI,EDWARD J            282 YERBA BUENA AVE             CA    94127     SFR       Primary     R/T REFI
4665038123   ALHADI,ZED                    307 MAR VISTA DR                CA    93940     SFR       Primary     C/O REFI
4665194751   YOAKUM,JAMES R                8515 E VIA DEL SOL              AZ    85255     PUD       Primary     R/T REFI
4665250033   ABRAMOWITZ,JOEL W             421 BUCKINGHAM DR               TX    77024     SFR       Primary     R/T REFI
4665272987   SIMON,HERBERT B               12101 SW GRAVELLY LAKE DR       WA    98499     SFR       Primary     C/O REFI
4665413326   MCROY,CHARLES P               37 HANAPEPE LOOP                HI    96825     SFR       Investor    R/T REFI
4665562668   HENTGES,GLEN J                831 PORTAL AVE                  CA    94610     SFR       Primary     R/T REFI
4666034394   OLLENDORFF,THOMAS O           8 ACELA DR                      CA    94920     SFR       Primary     R/T REFI
4666095023   QUEJADA,STEVEN N              20 COBBLESTONE CT               CA    94014     SFR       Primary     PURCH
4666146974   LANDAUER,TIMOTHY E            1660 ROSE VILLA ST              CA    91106     SFR       Primary     PURCH
4666306735   DOLD,LAWRENCE                 2519 MALAGA CT                  CA    94583     PUD       Primary     PURCH
4666317260   GUTIERREZ,VINCENT M           27976 MILT CIRCLE               CA    92677     PUD       Primary     PURCH
4666347242   OZAROW,ROBERT                 8146 SAN FERNANDO WAY           TX    75218     SFR       Primary     R/T REFI
4666379633   CASTELLANOS,EDGAR H           19265 REAVIS WAY                CA    93907     SFR       Primary     C/O REFI
4666386752   JAIN,PRAVIN                   10358-10360 LEOLA CT            CA    95014   4-Family    Primary     R/T REFI
4666451903   FRIEDLICH,PHILIPPE            1725 SHARON PL                  CA    91108     SFR       Primary     PURCH
4666629276   FORNEY,ARTHUR                 3818 HOLLYLINE AVE              CA    91423     SFR       Primary     R/T REFI
4666753068   DESISTO,LARRY P               19506 ELDERWOOD CIRCLE          CA    92648     PUD       Primary     R/T REFI
4708121399   WALTER,MILTON R               1125 EVERGREEN POINT RD         WA    98004     SFR       Primary     PURCH
4760307613   SPENCE,JACK D                 2902 HIGHGROVE CT               TX    76034     SFR       Primary     PURCH
4760995011   SIMPKINS,JAMES F              2823 BROADWAY AVENUE E.         WA    98102     SFR       Primary     PURCH
4761047002   SHETHAR,ARLINE K              1620 43RD AVE E                 WA    98112    Condo      Primary     C/O REFI
4761395443   GLESS,JOHN S                  6210 APPIAN WAY                 CA    92506     SFR       Primary     PURCH
4761403718   NOCKET,M KEITH                811 CALIFORNIA ST               CA    90245     SFR       Primary     PURCH
4761412149   YEE,DENNIS RU                 28 CHESHIRE CT                  CA    94502     PUD       Primary     R/T REFI
4761418583   WIENER,CHARLES                18728 CABERNET DR               CA    95070     SFR       Primary     C/O REFI
4761437070   HARRINGTON,PATRICK C          3241 NE US GRANT PLACE          OR    97212     SFR       Primary     C/O REFI
4761493453   FUNG,P KWOK-HI                551 S GREENWOOD AVE             CA    91108     SFR       Primary     PURCH
4761498940   KUKKONEN,CARL                 33841 MERCATOR ISLE             CA    92629     PUD       Primary     PURCH
4761499922   MARSHALL,JUDY A               3655 FAIRMEADE RD               CA    91107     SFR       Primary     PURCH
4761537184   LAVIGNE,ANDRE                 2306 ARALIA ST                  CA    92660     PUD       Primary     PURCH
4761609272   JENSEN,JUDITH K               9 LIMOGES                       CA    92657     PUD       Primary     PURCH
4761618661   SHAVER,NEAL                   23942 BROADHORN DR              CA    92677     PUD       Primary     PURCH
4761646233   KING,JENNIFER                 33365 SANDPIPER PL              CA    94555     SFR       Primary     PURCH
4761655002   SHAMIEH,FUAD                  1012 VIA PALO LINDA             CA    94585     SFR       Primary     C/O REFI
4761695297   ZACHRY,WILLIAM M              34 GRANITE COURT                CA    94070     SFR       Primary     PURCH
4762230698   ROBY,JAMES A                  12071 AVENIDA CONSENTIDO        CA    92128     PUD       Primary     PURCH
4762244814   DELVECCHIO,RICHARD            31411 MONTEREY STREET           CA    92677     SFR       Primary     R/T REFI
4762274597   SAAD AS TRUSTEE,GEORGE M      23 PEMBROKE LANE                CA    92677     PUD       Primary     PURCH
4762275438   VRAJICH,MILAN                 9525 GALLINA CT                 CA    93422     SFR       Primary     R/T REFI
4762300061   CORISON,CATHERINE             1427 KEARNEY ST                 CA    94574     SFR       Primary     R/T REFI
4762308320   GRIFFIN,CAROLE OD             805 MEGAN COURT                 CA    92626     PUD       Primary     PURCH
4762309617   LOPEZ,PATRICK A               23812 VALLEY OAK CT             CA    91321     PUD       Primary     R/T REFI
4762410068   KIRCHHOFER,DANIEL             326 SOUTH SPRINGER RD           CA    94024     SFR       Primary     PURCH
4763537257   GILMORE,ROBERT P              17899 JOYAS CT                  CA    92064     PUD       Primary     R/T REFI
4763691161   DURISETI,SARVALAKS            354 MC KENDRY PL                CA    94025     SFR       Secondary   PURCH
4763891720   BEAUMONT,RALPH H              1234 NW24TH AVE                 OR    97210     SFR       Primary     R/T REFI
4763922483   TAMAN,ROBERT                  55 W DELAWARE PL                IL    60610    Condo      Primary     PURCH
4763945179   JOHNSON,GARY MART             320 BIG PINON DR                CO    81621     PUD       Primary     R/T REFI
4763985662   EPSTEIN,MICHAEL               6964 BLUE ORCHID LANE           CA    92009     PUD       Primary     R/T REFI
4764031185   MAYOR,KIM R                   567 27TH ST                     CA    94131    Condo      Primary     C/O REFI
4764046423   GREMP,JOHN T                  14 SOUTH ROYAL FERN DR          TX    77380     SFR       Primary     R/T REFI
4764129047   JANCO,GARY LEE                7340 CHAPARRAL DR               CA    95682     SFR       Primary     R/T REFI
4764139558   LATHAM,DAVID                  4427 BRINDISI ST                CA    92107     SFR       Primary     PURCH
4764157857   ACUNA,THOMAS G                1318 CALLE SCOTT                CA    92024     PUD       Primary     PURCH
4764181709   WOLLMERSHAUSER,MATTHEW F      10742 SOUTH FULTON STREET       OK    74137     PUD       Primary     PURCH
4764281160   DALEY-WATSON,STEPHANIE        112 68TH AVENUE WEST            WA    98119     SFR       Primary     PURCH
4764291847   PORT,JOSEPH                   234 64 MAPLE ST                 CA    91321     SFR       Primary     R/T REFI
4764380947   KING,SEAN J                   1858 SAN LORENZO AVE            CA    94707     SFR       Primary     PURCH
4764408789   DAWSON,ANTHONY E              584 SUGARPINE DR                NV    89451     SFR       Primary     PURCH
4764471217   RELYEA,ROBERT A               4618 142ND PLACE S.E.           WA    98006     SFR       Primary     PURCH
4764484632   AYZIN,YAN                     4628 REBECCA AVE                CA    91214     SFR       Primary     R/T REFI
4764511988   KEKOA,JON H                   3705 ANDERHAN PL                CA    94583     SFR       Primary     PURCH
4764570653   SPAULDING III,EDGAR M         1476 W HAMILTON AVE.            CA    90731     SFR       Primary     PURCH
4764571321   HAHN,EDWARD E                 2904 E ECHO HILL WAY            CA    92867     SFR       Primary     PURCH
4764574374   YUEN,RICHARD J                2076 16TH AVE                   CA    94116     SFR       Primary     R/T REFI
4764630929   HOSMAN,STUART S               1432 CASTILLO AVE               CA    94010     SFR       Primary     C/O REFI
4764678373   WALSH,LEONARD P               839 CANADA ROAD                 CA    94062     SFR       Primary     C/O REFI
4764707859   GRANCELL,NORIN T              9085 ALTO CEDRO DR              CA    90210     SFR       Primary     C/O REFI
4764714046   PARRA,EVARISTO                285 DOUGLASS ST                 CA    94114     SFR       Primary     PURCH
4764716280   GARRETT,MICHAEL J             949 CHULA VISTA AVE             CA    94010     SFR       Primary     C/O REFI
4764964476   HALL,MICHAEL D                326 ROYCROFT AVE                CA    90814     SFR       Primary     C/O REFI
4765006913   SIEGEL,DANIEL R               380 CERVANTES RD                CA    94028     SFR       Primary     R/T REFI
4765011004   DE SOUZA,ROHIT                15 MERCAT PL                    CA    94010     SFR       Primary     PURCH
4765107497   JOHNSON,CURTIS D              1099 CANYON HILLS RD            CA    94583     PUD       Primary     PURCH
4765194974   HULBERT,DAVID J               8300 E DIXILETA                 AZ    85262     PUD       Primary     PURCH
4765303377   MCAVOY,ROBERT H               42 SEA WAY                      CA    94901     SFR       Primary     C/O REFI
4765562261   KAMINISHI,RONALD M            19322 GATEWAY DR                CA    92705     SFR       Primary     R/T REFI
4765562600   STONECIPHER,CHARLES H         1900 E FEDERAL AVE              WA    98102     SFR       Primary     R/T REFI
4765803954   GOLDBERG,FELIX                602 N REXFORD DR                CA    90210     SFR       Primary     R/T REFI
4765864246   HARRIS,PHILIP S               25 HEMINGWAY CT                 CA    92679     SFR       Primary     PURCH
4765877669   BALL,DAVID W                  142 N LORETA WALK               CA    90803     SFR       Primary     R/T REFI
4765938099   GOLDSBOROUGH,NICHOLAS         16951 ESQUIRA PL                CA    91436     SFR       Primary     R/T REFI
4765963378   MALAKIS,FRANCES               183 INVERNESS DR                CA    94132     SFR       Primary     R/T REFI
4765987666   VIEIRA,RICHARD R              1925 KOMAIA DR                  HI    96822     SFR       Primary     R/T REFI
4766064762   MELTZER,CHARLES J             1710 VALLEJO ST                 CA    94123    Condo      Primary     PURCH
4766071122   RUSSELL JR,R C                5634 SUNDOWN LANE               CA    95075     PUD       Primary     C/O REFI
4766150165   MADJERICH,MILLER              39372 SPYGLASS PL               CA    95616     SFR       Primary     R/T REFI
4766739215   HUSOKOWSKI JR,JOHN T          3090 STONEGATE DR               CA    94507     PUD       Primary     R/T REFI
4766751665   LOCKAREFF,MARK STEP           349 CERVANTES RD                CA    94028     SFR       Primary     R/T REFI
4766848370   CROKE,JEFFREY C               244 QUESTA REAL                 CA    94020     SFR       Primary     R/T REFI
4766850962   TAMAYO,NONY J                 282 SHIPLEY AVE                 CA    94015     SFR       Primary     PURCH
4861047845   EVANGER,MARC W                4624 194TH AVE SE               WA    98027     PUD       Primary     PURCH
4861157677   YOON,SUKYOON                  18925 WESTVIEW DR               CA    95070     SFR       Primary     R/T REFI
4861223636   DEATON,JEFFREY S              823 ORCHID PL                   CA    94024     SFR       Primary     R/T REFI
4861307066   WRIGHT,MITCHELL               37 EASTWOOD DR                  CA    94403     SFR       Primary     R/T REFI
4861349035   KHALIDY,MUNIR K               5620 CARMEL VALLEY RD           CA    93923     SFR       Primary     R/T REFI
4861361345   SCHULTZ,GARY                  211 18TH ST                     CA    90402     SFR       Primary     PURCH
4861411694   STEFFENS,DAVID A              17 RIDGETOP WAY                 CA    94558     PUD       Primary     PURCH
4861433912   CALLAN,DANIEL P               5437 BEACH DRIVE SW             WA    98136     SFR       Primary     C/O REFI
4861481234   LUEDERS,KEVIN P               1675 RELIEZ VALLEY RD           CA    94549     SFR       Primary     PURCH
4861497255   RYAN,JAMES M                  17792 CARDINAL CIRCLE           CA    92861     SFR       Primary     R/T REFI
4861526426   BOELK,MICHAEL J               125 RICHARD LANE                CA    94595     SFR       Primary     PURCH
4861535161   KOBAYASHI,JAMES HIS           2709 KAAIPU AVE                 HI    96822     SFR       Primary     R/T REFI
4861536144   KIKEN,ROBERT S                1869 EAST VALLEY ROAD           CA    93108     SFR       Primary     C/O REFI
4861538249   SCALABRINI,GARY EDWA          1216 21ST ST                    CA    90254     SFR       Primary     PURCH
4861538389   YOUNG,STEPHEN N               1314 KENWOOD RD                 CA    93109     SFR       Primary     R/T REFI
4861539700   STANLEY,GUY                   15852 CHERRY BLOSSOM LANE       CA    95032     SFR       Primary     C/O REFI
4861602078   MONROE,VIVIAN                 626 BIENVENEDA AVE              CA    90272     SFR       Primary     R/T REFI
4861630749   MARQUEZ,RICHARD M             23 BLUE HORIZON                 CA    92677     PUD       Primary     PURCH
4861637850   WHITE,CHRISTOPH               11192 GATEMOORE WAY             CA    92131     PUD       Primary     PURCH
4861650838   COSKO,PAUL G                  6 HILLVIEW CT                   CA    94010     SFR       Primary     PURCH
4861659086   WILSON,GEORGE                 975 VISTA DE LA MESA            CA    93110     PUD       Primary     R/T REFI
4861695544   COOPER,KENNETH M              1027 PORTO MARINO DR            CA    94070     SFR       Primary     PURCH
4862227404   GREEN,PLEAS J                 4812119TH PL NE                 WA    98033     SFR       Primary     R/T REFI
4862268671   SPEH JR,JOHN C                60 LAUREL ST                    CA    94937     SFR       Primary     PURCH
4862321835   SODERBERG,LARS                5620 THE TOLEDO                 CA    90803     SFR       Primary     PURCH
4862330745   HO,STEPHEN R                  5579 POOLA ST                   HI    96821     SFR       Primary     PURCH
4863227114   TYGH,STEPHEN M                8 ROCKLEDGE RD                  CA    92651     SFR       Primary     C/O REFI
4863922565   MILLER-LOWTH,ROBIN            11 FAIRVIEW COURT               NY    10518     SFR       Primary     PURCH
4863946549   YEUTTER,CLAYTON K             10475 E LAUREL LANE             AZ    85259     PUD       Primary     PURCH
4864030319   BARNES,JAMES R                2324 GRAHAM ROAD                CA    95524     SFR       Primary     R/T REFI
4864071131   CAZZOLLA,PETER M              25390 VIA CICINDELA             CA    93923     SFR       Primary     R/T REFI
4864129095   SCHILLING,REUBEN H            9420 STEVENSON BRIDGE RD        CA    95694     SFR       Primary     R/T REFI
4864144961   KORDESTANI,GEORGE H           19300 CRISP AVE                 CA    95070     SFR       Primary     C/O REFI
4864174802   TOPKIS,JEFFREY                30 WHITESANDS DR                CA    92657     PUD       Primary     PURCH
4864178837   SINGER,STEPHEN C              733 ARMSTRONG                   TX    75019     SFR       Primary     PURCH
4864181922   GRIMES,EDWARD W               10947 S SANDUSKY AVENUE         OK    74137     SFR       Primary     R/T REFI
4864213527   MAYNARD,JOHN S                3060 AZTEC RD                   CA    93953     SFR       Primary     PURCH
4864297744   RYERSON,KENNETH               801 CROSSBROOK DR               CA    94556     SFR       Primary     PURCH
4864487592   TAKAMOTO,IWAO                 458 NORTH OAKHURST DR           CA    90210    Condo      Primary     R/T REFI
4864518107   PAULK JR,JAMES D              3908 MONTEGO DR                 CA    92649     PUD       Primary     R/T REFI
4864530243   HUMPHREY,DOUGLAS J            4208 PARK LIDO                  CA    91302     PUD       Primary     R/T REFI
4864568318   RICHARDSON,TIMOTHY J          2709 N POINSETTIA AVE           CA    90266     SFR       Primary     C/O REFI
4864571858   SCHONFELD,PERRY S             30951 VIA MIRADOR               CA    92675     PUD       Primary     PURCH
4864579158   DOWLING,THOMAS F              4709 ALMINAR AVE                CA    91011     SFR       Primary     PURCH
4864675543   SAWDAYI,SABAH                 320 S WETHERLY DR               CA    90211     SFR       Primary     R/T REFI
4864701778   BROWN,LOUIS DEE               3490 CHEECHAKO DR               NV    89509     SFR       Primary     PURCH
4864705043   ROCCANOVA,GERARD              6571 HORSESHOE LANE             CA    92648     PUD       Primary     R/T REFI
4864832706   SOLIMAN,ASH                   3862 SIRIUS DR                  CA    92649     SFR       Primary     R/T REFI
4864964079   FORTINO,ROBERT S              8205 CARMEL VALLEY ROAD         CA    93922     SFR       Primary     PURCH
4865162830   SHARP JR,CHARLES F            312 EBB TIDE WAY                CA    93449     PUD       Secondary   PURCH
4865273785   BARWICK,KENNETH R             1 MARSEILLE                     CA    92677    Condo      Investor    R/T REFI
4865295523   MILLER,DOUGLAS P              73396 PINYON ST                 CA    92260     SFR       Primary     R/T REFI
4865513081   YAEGER,LAWRENCE               3973 WESTFALL DR                CA    91436     SFR       Primary     R/T REFI
4865519724   LEE,RONALD F                  2750 MORAGA ST                  CA    94122     SFR       Primary     PURCH
4865789624   WOLFINGER,JAMES A             7118 E FOOTHILL DR              AZ    85253     PUD       Primary     PURCH
4865842134   WILSON,SHAWN T                121 CASELLI AVE                 CA    94114     SFR       Primary     PURCH
4865863650   HAWKINS,CLIVE AND             226 BROADWAY                    CA    92627     SFR       Primary     R/T REFI
4865892519   VINCENZI,ALESSANDR            378 ZAMORA DR                   CA    94080     SFR       Primary     C/O REFI
4865929121   ROBINSON,EDWARD D             2723 BRYANT ST                  CA    94110     SFR       Primary     PURCH
4865929261   GRATZ,SALLY PRI               75 VICKSBURG ST                 CA    94114     SFR       Primary     C/O REFI
4866013172   DINGIVAN,GERALD W             1015 ALCALDE WAY                CA    91207     SFR       Primary     R/T REFI
4866034079   GUTIERREZ JR,JORGE A          611 ESTATE CT                   CA    94014     SFR       Primary     R/T REFI
4866034103   PARK,BYUNG J                  643 23RD AVE                    CA    94121     SFR       Primary     C/O REFI
4866133236   DURHAN,JASSON A               41 LORTON AVE                   CA    94010     SFR       Primary     C/O REFI
4866386263   CHENG,RUEY TING               18897 BELLGROVE CIRCLE          CA    95070     SFR       Primary     R/T REFI
4866629431   BELL JR, JOE HOWA             19801 MARIPOSA CREEK WAY        CA    91326     PUD       Primary     PURCH
4961045798   HEMPELMANN,JOHN W             15740 EUCLID AVE NE             WA    98110     SFR       Primary     C/O REFI
4961345842   CAMERON,PARRY G               16129 MORRISON ST               CA    91436     SFR       Primary     PURCH
4961485341   BERMAN,JANICE                 5985 CONTRA COSTA RD            CA    94618     SFR       Primary     PURCH
4961495233   HILL,WALTER B                 1455 SKYLINE DRIVE              CA    92651     SFR       Primary     PURCH
4961496181   SANDS,PERRY W                 2 PALERMO WALK                  CA    90803     SFR       Primary     R/T REFI
4961499128   RIFFLE,ROBERT N               1224 SOUTH EUCLID AVENUE        CA    91106     SFR       Primary     R/T REFI
4961537034   MAUS,GEOFFREY                 22791 TOSTON                    CA    92692     PUD       Primary     PURCH
4961603133   BILCHIK,ANTON                 1806 MANDEVILLE CANYON RD       CA    90049     SFR       Primary     PURCH
4961634062   STEFAN,FRANK                  13742 VALLEY VISTA BLVD         CA    91423     SFR       Primary     PURCH
4961649615   MILLER,ROGER LEE              53-55 ELIZABETH ST              CA    94110   2-Family    Primary     PURCH
4961653203   SPROUL,WILLIAM D              4555 VIA CLARICE                CA    93111     SFR       Primary     PURCH
4962231181   CAMYRE,MARK A                 1620 LITINA DR                  CA    94507     SFR       Primary     R/T REFI
4962290476   DENISON,MICHAEL M             3744 LANDFAIR RD                CA    91107     SFR       Primary     PURCH
4962321602   TUCKER,KELLY J                10861 S VIDA DR                 CA    92861     SFR       Primary     PURCH
4963082963   SEKIGUCHI,STEVEN K            8 HAZEL RD                      CA    94705     SFR       Primary     PURCH
4963648367   RUBENSTEIN,KENNETH J          6608 AVALON AVE                 TX    75214     SFR       Primary     PURCH
4963856689   KITCHEN,BARBARA A             1945 OAK AVE                    CA    94025     SFR       Primary     C/O REFI
4964030532   SCHROEDER,KENNETH R           383 BLOOM GRADE RD              CA    95006     SFR       Primary     PURCH
4964051918   O'DAY,ROBERT                  5722 SUNMIST DR                 CA    90275     SFR       Primary     R/T REFI
4964064069   JACOBS,HOWARD LE              1846 SEMINOLE DR                CA    91301     SFR       Primary     R/T REFI
4964255717   GOLDBERG,ALAN                 2769 FICKLE HILL RD             CA    95521     SFR       Secondary   PURCH
4964286787   MELENDEZ,ENRIQUE E            1462 WOODGLEN TERR              CA    91902     SFR       Primary     R/T REFI
4964291837   HISKEY,MARK D                 336 VERA CANYON DR              CA    90265     SFR       Primary     R/T REFI
4964363750   LEWIS III,CHARLES S           NHN PALISADES PLACE S.          WA    98245     SFR       Primary     PURCH
4964407037   LEPLER,ELLIOT C               1569 WAKEFIELD TERRACE          CA    94024     SFR       Primary     C/O REFI
4964413969   MEYERHOFF,BRIAN W             14280 SILVER RIDGE RD           CA    92064     SFR       Primary     R/T REFI
4964494514   PLAZA,CARLOS L                43472 LAUREL GLEN COMMON        CA    94539     PUD       Primary     PURCH
4964512026   THORSON,DONALD                750 CHANNING AVENUE             CA    94301     SFR       Primary     C/O REFI
4964522678   MARGULIES,R ADRIENN           437 SHIRLEY PL                  CA    90212   4-Family    Primary     R/T REFI
4964549564   ZONE,JEFFREY R                22912 VIA GENOA                 CA    92629     PUD       Primary     R/T REFI
4964587507   STOLL,GUNTER                  5352 LONG SHADOW CT             CA    91362     PUD       Primary     R/T REFI
4964626701   LANDERS,JOSEPH                630 BARRON AVE                  CA    94306     SFR       Primary     PURCH
4964639167   MAURER,JOHN L                 18925 SILVERBIT LANE            CA    92648     PUD       Primary     R/T REFI
4964681003   FICAROLA,MARIO                9776 SUNDERLAND ST              CA    92705     PUD       Primary     C/O REFI
4964699120   HULTGREN,RUSSELL L            18632 SYCAMORE CIRCLE           CA    92886     SFR       Primary     PURCH
4964701850   GOLENBERG,ROBERT              4560 GABLE DR                   CA    91316     SFR       Primary     PURCH
4964719357   CASSMAN,THEODORE              28 VALLEY VIEW ROAD             CA    94563     SFR       Primary     PURCH
4964780441   LEEDS,CRAIG                   3154 BRAEMAR DR                 CA    93109     SFR       Primary     PURCH
4964829974   SAINATH,SHANKARLI             1 HILLSBOROUGH DR               CA    92660     PUD       Primary     R/T REFI
4965003207   ALMAN,MARK E                  920 ACALANES RD                 CA    94549     SFR       Primary     PURCH
4965004015   CAMERON,GREGORY A             1021 AVALON AVE                 CA    94404     SFR       Primary     R/T REFI
4965047071   BUCKLEY,TIMOTHY P             5061 COPA DE ORO DR             CA    92807     PUD       Primary     R/T REFI
4965065404   GALLOWAY,WILLIAM J            106 S LA SENDA DR               CA    92651     PUD       Primary     R/T REFI
4965272125   LEWIS,DONALD J                18302 EDGEWOOD                  CA    92861     SFR       Primary     PURCH
4965302559   PEREZ,ABEL                    237 TAYLOR BLVD.                CA    94030     SFR       Primary     R/T REFI
4965453238   POOLE,DOUGLAS E               734 A AVE                       CA    92118     SFR       Primary     PURCH
4965550439   LEONARD,FRANK W               16775 16TH AVENUE NW            WA    98177     SFR       Primary     PURCH
4965644372   DUNN II,MAURICE S             273 SW193RD PL                  WA    98166     PUD       Primary     PURCH
4965791330   WOODS,CRAIG W                 9068 E HUALAPAI DR              AZ    85254     PUD       Primary     R/T REFI
4965918339   ZANG,CHRISTOPH                130 TRIMARAN CT                 CA    94404     SFR       Primary     PURCH
4965934674   GRAHAM,JOHN WILL              7434 E CHOLLA LANE              AZ    85250     SFR       Primary     C/O REFI
4965948450   MASON,ROBERT C                152 AVENIDA MESITA              CA    92673    Condo      Primary     PURCH
4965956107   KLEIN,BARNIE J                88 CASTENADA AVE                CA    94116     PUD       Primary     C/O REFI
4966064612   HOUTTE,MELISSA                453 EUREKA ST                   CA    94114    Condo      Primary     R/T REFI
4966240543   MACE,JAMES S                  9709 HIGHRIDGE DR               NV    89134     PUD       Primary     PURCH
4966242812   GAUGHAN,JOHN F                715-717 CAPISTRANO PLACE        CA    92109   2-Family    Primary     C/O REFI
4966273882   SHIN,JAY S                    1720 MAGNOLIA WAY WEST          WA    98199     SFR       Primary     R/T REFI
4966344857   FLORES,EDDIE                  302 PAGODA OAK                  TX    78230     SFR       Primary     R/T REFI
4966506992   BARTLEY,ISAAC A               1590 E ALTADENA DR              CA    91001     SFR       Primary     R/T REFI
4966656243   HAYUTIN,DAVID L               10433 WILSHIRE BLVD             CA    90024    Condo      Primary     C/O REFI
4966679104   BRISTOL,GEORGE                1409 PASQUALITO DR              CA    91108     SFR       Primary     PURCH
4966740021   KERSHAW,KENNETH               394 CUESTA DR                   CA    94024     SFR       Primary     R/T REFI
4966742266   PRINGLE,SCOTT R               14 WINDSOR DR                   CA    94010     SFR       Primary     R/T REFI
5000003060   GARRISON,BRUCE K              1114 BAY ROAD                   IL    60050     SFR       Primary     R/T REFI
5000005032   FUSILLO,ISABELLA              166 FISKE LANE                  CT     6498     SFR       Primary     R/T REFI
5000007848   PERRY,JOSEPH G                11862 SIMPSON RD                MD    21029     SFR       Primary     R/T REFI
5000008416   GALLART,EUDALDO R             13005 WATERS DISCOVERY LA       MD    20876     PUD       Primary     PURCH
5000009455   GELB,BERNARD I                7 WHEATSTONE RD                 NY    10956     SFR       Primary     PURCH
5000010099   DEMITROFF,JOHN F              15 WHISTLER RD                  NY    11030     SFR       Primary     C/O REFI
5000010818   BAROCAS,MORRIS                3 ROCK HILL LANE                NY    11545     SFR       Primary     R/T REFI
5000020759   FRISCIA,JOSEPH J              112 LOWELL RD                   MA     2481     SFR       Primary     R/T REFI
5000022300   NUNES,EDWARD F                8 GREAT MEADOW RD               MA     1746     SFR       Primary     C/O REFI
5000024090   MILDRAM,DOUGLAS B             35 BUTTERNUT RD                 MA     1880     SFR       Primary     C/O REFI
5000025162   KLOSE,CHRISTOPH               5600 NEBRASKA AVENUE NW         DC    20015     SFR       Primary     R/T REFI
5000026103   JACKSON,AARON T               9715 THORNVILLE DR              MD    20744     SFR       Primary     R/T REFI
5000027986   NGUYEN,GIOAN V                3712 RIDGELEA DR                VA    22031     PUD       Primary     R/T REFI
5000029628   KATZ,MARK M                   5119 MOORLAND LANE              MD    20814     SFR       Primary     R/T REFI
5000029743   CARDINAL,CHARLES N            804 ST. STEPHENS RD             VA    22312     SFR       Investor    R/T REFI
5000031442   STEINBACH,STEVEN A            35 HOLLY RD                     DE    19971     PUD       Secondary   PURCH
5000031509   HUTCHISON JR,H GRAY           3005 DOWNS CT                   NC    27612     SFR       Primary     C/O REFI
5000031947   SHIRKHODAI,RAY                12751 ALDER WOODS DR            VA    22033     PUD       Primary     R/T REFI
5000033018   ITURRALDE,IGNACIO             2422 DEER CREEK RD              FL    33327     PUD       Primary     PURCH
5000033414   BABIRAK,LOUISE A              47539 COLDSPRING PL             VA    20165     SFR       Primary     R/T REFI
5000033760   TIGHE,KENNETH E               6318 NEWBURN DR                 MD    20816     SFR       Primary     R/T REFI
5000033943   RYERSE,STEVEN L               265 SPALDING SPRINGS LN         GA    30350     PUD       Primary     PURCH
5000034636   CARRUTHERS,ROBIN CHR          2714 ABILENE DR                 MD    20815     SFR       Primary     C/O REFI
5000034867   BAIN,PAULA M                  3117 NOVA SCOTIA RD             MD    21015     SFR       Primary     PURCH
5000034982   GOLDSTEIN,RICHARD S           305 DELLWOOD CT                 MD    21401     SFR       Primary     R/T REFI
5000035831   STINE,WILLIAM D               1072 BALFOUR                    MI    48230     SFR       Primary     R/T REFI
5000037258   SUTTON,RICHARD                821 PUEBLO DR                   NJ     7417     SFR       Primary     R/T REFI
5000037530   HEICKLEN,WAYNE                14 BILLINGSLEY DR               NJ     7039     SFR       Primary     R/T REFI
5000039114   VISCONTI JR,CHARLES M         64 RODNEY ST                    NJ     7452     SFR       Primary     PURCH
5000040526   NARDUCCI,LEIGH P              139 STENTON AVE                 PA    19422     SFR       Primary     R/T REFI
5000041136   GREB,STEPHEN                  46 W32ND ST                     NJ     8202     SFR       Primary     PURCH
5000041482   MOORE,BRAD M                  7649 LOCKLIN                    MI    48324     SFR       Primary     C/O REFI
5000041631   RAFKIN,LEE F                  14 TOWER DR                     NJ     7040     SFR       Primary     R/T REFI
5000041904   BAUMRIN,STEVEN                44 HOMESTEAD RD                 NJ     7830     SFR       Primary     R/T REFI
5000042548   PARANJPE,MOHAN K              124 TROTWOOD DRIVE              PA    15146     SFR       Primary     R/T REFI
5000043470   PINCUS,EMILE                  1500 VICTORIA RD                NJ     7666     SFR       Primary     R/T REFI
5000043991   DUSKA SR,RONALD F             518 CONESTOGA RD                PA    15085     SFR       Primary     C/O REFI
5000044171   RICHARDSON,DAVID O            317 EDGE HILL RD                PA    19087     SFR       Primary     C/O REFI
5000044437   RILEY,PHELPS T                1159 YOUNGSFORD RD              PA    19035     SFR       Primary     PURCH
5000046960   MARTIN,LESLIE C               1891 KAY LYNN CT                NV    89117     PUD       Primary     R/T REFI
5000048487   ALLEN,PAUL DENN               7000 N WILDER ROAD              AZ    85021     SFR       Primary     C/O REFI
5000055235   PITMAN,KENNETH W              4605 SADDLEHORN DR              NV    89511     PUD       Primary     PURCH
5000065580   HELDMAN,MICHAEL F             3270 WOODBINE ST                CA    90064     SFR       Primary     R/T REFI
5000068857   SNYDER,WILLIAM H              333 MOUNT HOLYOKE AVE           CA    90272     SFR       Primary     R/T REFI
5000086875   MC MULLEN,JAMES F             26213 COUNTY ROAD96             CA    95616   2-Family    Primary     C/O REFI
5000087501   GREENE JR,ROBERT E            612 MAC ARTHUR AVE              CA    94402     SFR       Primary     C/O REFI
5000092030   BRETSCHNEIDER,DALE E          8141 SE44TH ST                  WA    98040     SFR       Primary     C/O REFI
5000092964   PICKLESIMER,D KRIS            141 YALE AVE                    CA    94941     SFR       Investor    R/T REFI
5000094473   CHOU,TIMOTHY                  12951 CORTEZ LANE               CA    94022     SFR       Primary     R/T REFI
5000095314   MOWAT,J ERIC                  100 BONITA AVE                  CA    94611     SFR       Primary     PURCH
5000096809   MAZUR,PHILLIP E               120 BEAR OAKS DR                CA    94553     SFR       Primary     R/T REFI
5000098953   TSUI,WILSON TH                3208 CORBAL CT                  CA    95148     SFR       Primary     C/O REFI
5000099332   DE COSSIO,DANIEL E            851 PARROTT DR                  CA    94402     SFR       Primary     PURCH
5000111657   DUNN,R BROOKE                 3003 LA MESA DR                 NV    89014     PUD       Primary     PURCH
5000118934   LEMLEY,JAMIEL H               627 CAMBRIDGE ST                CA    94134     SFR       Primary     R/T REFI
5000119692   POPAT,SUJAL K                 730 YGNACIO WOODS CT            CA    94518     SFR       Primary     PURCH
5000120294   SMITH,STEVEN O                4440 QUICKSILVER CT             CA    94542     SFR       Primary     R/T REFI
5000128750   LUCIO,GREGORIO                10995 SANTA TERESA BLVD         CA    95020     SFR       Primary     PURCH
5000133776   DAVIS JR,GRANT W              11589 VINCENT ROAD              CA    95380     SFR       Primary     PURCH
5000140946   ROBISON,BROOK J               931 W BANK RD                   CO    81601     PUD       Primary     C/O REFI
5000141597   CUMMINGS,CRAIG W              6959 E IRONWOOD DR              AZ    85253     PUD       Primary     R/T REFI
5000141670   WHITAKER,JOHN                 66 GOLF COURSE DR               CO    80443     PUD       Secondary   PURCH
5000143205   SZEWC,WILLIAM J               5857 E DALEA DR                 AZ    85377     PUD       Primary     R/T REFI
5000143296   BALDINO,JOSEPH L              7251 N RED LEDGE DR             AZ    85262     PUD       Primary     R/T REFI
5000145978   FLANNERY-HUGHES,M ELIZABETH     14 NEW SOUTH DR               NH     3031     SFR       Primary     PURCH
5000155266   JEREMIAH,DAVID P              2450 VALHALLA VIEW DR           CA    92019     PUD       Primary     R/T REFI
5000155316   STEPP,DAVID L                 640 RANCHITO DR                 CA    92025     SFR       Primary     PURCH
5000155498   HOPKINS,WILLIAM G             8545 RUETTE MONTE CARLO         CA    92037     SFR       Primary     R/T REFI
5000177021   PARK,ROGER C                  999 GREEN ST                    CA    94133    Condo      Primary     R/T REFI
5000180777   SABA,GEORGE A                 69 CATALPA DR                   CA    94027     SFR       Primary     R/T REFI
5000181916   SMITH,STEVEN S                1108 -1110 BALBOA ST            CA    94118   3-Family    Primary     PURCH
5000182211   BALLIN,JEFFREY A              3108 SOMBRERO CIRCLE            CA    94583     PUD       Primary     PURCH
5000182690   TOWNSEND,JOSEPH K             1636 9TH AVE                    CA    94122     SFR       Primary     PURCH
5000185511   HERNANDEZ,WILLIAM G           844 E DRYDEN ST                 CA    91207     SFR       Primary     R/T REFI
5000185834   GREENE,DANIEL S               14655 TUSTIN ST                 CA    91403     SFR       Primary     R/T REFI
5000187988   BIERER,NORAH L                267 DAYTONA DR                  CA    93117     SFR       Primary     PURCH
5000189059   RICHARDS,ROBERT G             161 POR LA MAR CIRCLE           CA    93103    Condo      Secondary   C/O REFI
5000195320   HIGGINS,RICHARD S             3001 OREGON KNOLLS DR NW        DC    20015     SFR       Primary     R/T REFI
5000195981   BAH,BASSIROU                  1940 WALLACE AVE                MD    20902     SFR       Primary     R/T REFI
5000196344   LEO,EVAN T                    6270 29TH STREET NW             DC    20015     SFR       Primary     PURCH
5000196476   HOLADAY,JOHN W                1125 CUMBERSTONE RD             MD    20776     SFR       Secondary   R/T REFI
5000197847   LUTEN III,DREW W              222 MIDVALE ST                  VA    22046     SFR       Primary     C/O REFI
5000197912   ADAMIAN,ANDREW                5227 DUVALL DR                  MD    20816     SFR       Primary     PURCH
5000197961   RACKLEY,CHARLES E             1552 34TH STREET NW             DC    20007   ownhouse    Primary     R/T REFI
5000199504   WEATHERSBEE,BRETT W           20 BRADDOCK POINT               SC    29209     PUD       Primary     PURCH
5000200591   BLUM,ANDREW S                 2516 MONTCLAIRE CIRCLE          FL    33327     PUD       Primary     PURCH
5000200815   BIRCH,RONALD G                9625 TRAILRIDGE TERRACE         MD    20854     SFR       Primary     C/O REFI
5000200856   BLANK,DAVID L                 11659 CAPTAIN RHETT LANE        VA    22039     PUD       Primary     R/T REFI
5000204155   MANDERFIELD,STEVEN J          612 FORT WILLIAMS PKWY          VA    22304     PUD       Primary     PURCH
5000212950   BADE,DENNEY E                 525 HOFFMAN LANE                CA    94513     SFR       Primary     R/T REFI
5000214535   FISCHBECK,DEAN M              3220 PLANTERS RIDGE ROAD        NC    28270     SFR       Primary     PURCH
5000219633   MCFADDEN JR,JAMES R           1281 LANDFAIR CIRCLE            CA    92705     SFR       Primary     R/T REFI
5000220862   HANNA,DON K                   118 WALL ST                     ID    83340     SFR       Primary     C/O REFI
5000221084   GIERSDORF,ROBERT              2201 3RD AVE                    WA    98121    Condo      Primary     PURCH
5000222629   VALLES,LAWRENCE               25 WHITTEMORE ROAD              MA     2458     SFR       Primary     C/O REFI
5000225937   LANPHER,DORSE A               906 WHITEHAVEN TERRACE          CA    91207     SFR       Primary     R/T REFI
5000229095   VAN DUECK,RALPH               21 COOLWATER RD                 CA    91307     PUD       Primary     C/O REFI
5000229392   HISHMEH,WAEL MITR             1201 MIRAMONTE DR               CA    93101     SFR       Primary     C/O REFI
5000229806   PTASZENSKI,JAMES F            32017 FOXMOOR CT                CA    91361     PUD       Primary     R/T REFI
5000230937   PLANESSI,EVANGELIN            310 CENTER ST                   CA    94061     SFR       Primary     PURCH
5000235019   BARTOO,GRACE T                43 CORONADO AVE                 CA    94070     SFR       Primary     PURCH
5000235928   DAVIS,GEORGE E                1010 NARCISO CT                 CA    95129     SFR       Primary     C/O REFI
5000236660   JACOBO,MARTIMIAN              651 8TH AVE                     CA    94025     SFR       Primary     PURCH
5000250679   CLARK,STEVEN C                17 EASTHILL                     CA    92679     PUD       Primary     PURCH
5000252204   MOSIER JR,WILBUR E            337 GENTRY ST                   CA    90254     SFR       Primary     C/O REFI
5000254176   IGOUDIN,LEV                   4221 RUTHELMA AVE               CA    94306     SFR       Primary     C/O REFI
5000279926   NOVICH,KENNETH E              102 LA MERIDA CT                CA    94947     SFR       Primary     PURCH
5000281005   CARR,JEFFREY W                1581 MELANIE WAY                CA    94550     SFR       Primary     R/T REFI
5000281864   CARVAJAL,NEIL T               5928 BELLINGHAM DR              CA    94552     PUD       Primary     PURCH
5000303601   BECKER,AIDA                   53 HAWXHURST ROAD               NY    11724     SFR       Primary     R/T REFI
5000304393   STRASSBERG,IRA S              15 OAKSHADE AVE                 CT     6820     SFR       Primary     PURCH
5000310200   ROBINSON,RONALD               9446 BRANDON CT                 CA    91325     SFR       Primary     R/T REFI
5000310408   JACKSON,PATRICE H             604 26TH ST                     CA    90266     SFR       Primary     R/T REFI
5000320704   BROWN SR,FRED                 3696 72ND PLACE S.E.            WA    98040     SFR       Primary     PURCH
5000347913   BELLOMO,VICTOR                633 SENECA ST                   CA    94301     SFR       Primary     R/T REFI
5000347962   TANAKA,TED T                  2422 WALNUT AVE                 CA    90291   2-Family    Primary     R/T REFI
5000348143   ROSENBLUM,BARRY S             5530 JED SMITH RD               CA    91302     SFR       Primary     R/T REFI
5000348705   GALLINOT,GARY F               6014 FAIRVIEW PL                CA    91301     SFR       Primary     C/O REFI
5000352046   SCHEAR,JAMES P                201 CANTERWOOD COURT            MD    21401     PUD       Primary     PURCH
5000352103   CRABTREE,RENNIE               1620 OLD MILL BOTTOM RUN        MD    21401     PUD       Primary     PURCH
5000352145   BOYD,PATSY V                  3212 PARLIAMENT PL              MD    21794     SFR       Primary     R/T REFI
5000358779   PESKO JR,CHARLES A            53 KENT AVE                     MA     2050     SFR       Primary     PURCH
5000361013   DALY,BRIAN J                  61 EATON ROAD                   MA     2492     SFR       Primary     PURCH
5000362193   HERNANDEZ,ALFONSO             2 GRANT PL                      MA     2173   2-Family    Primary     PURCH
5000366681   ALDRICH,JOHN H                11 SHEFFIELD ROAD               CT     6853     SFR       Primary     PURCH
5000368281   LANDES,LAWRENCE               1062 SMITH MANOR BLVD           NJ     7052    Condo      Primary     PURCH
5000368497   WALCZAK,FRANK B               26 RIVER AVE                    NJ     7750     SFR       Primary     PURCH
5000368612   DOUYON,ANDRE                  5 STONEBRIDGE CT                NJ     7726     SFR       Primary     PURCH
5000369198   CRIMI,PAUL                    17 HEREFORD LANE                NY    10956     SFR       Primary     PURCH
5000371038   RUST,PETER                    4 MACKAY WAY                    NY    11576     SFR       Primary     PURCH
5000371426   MAHL,ADAM C                   26 TIANA PL                     NY    11746     SFR       Primary     PURCH
5000371459   WOOD,RONALD S                 LOT #1 DAISY COURT              NY    11768     SFR       Primary     PURCH
5000371939   SCHULTZ,DANIEL                49 HIGHWOOD ROAD                NJ     7052     SFR       Primary     PURCH
5000375377   GAMAREL,HARVEY                36 WINGED FOOT DR               NJ     7039    Condo      Primary     PURCH
5000375583   ATTAR,PAUL                    23 METRO VISTA DR               NJ     7506     PUD       Primary     PURCH
5000375716   NUTI,PAUL                     271 BROOKSIDE AVE               NJ     7481     SFR       Primary     PURCH
5000376698   BENASILLO,PATRICK             55 NICOLE LOOP                  NY    10301     SFR       Primary     C/O REFI
5000377019   RUBERTONE,DANIEL J            18 POKAHOE DR                   NY    10591     SFR       Primary     C/O REFI
5000377027   CYRGALIS,SUSANNE C            434 WOODDALE AVE                NY    10304     SFR       Primary     PURCH
5000377076   CASEY,MARY BETH               7 WHITE PINE LANE               CT     6437     SFR       Primary     PURCH
5000377597   SKOLNICK,MARK                 33 DORAL DR                     NY    11030     PUD       Primary     PURCH
5000377787   STARKAND,GARY                 139 NORTHSIDE DR                NY    11963     SFR       Primary     PURCH
5000378017   KELLERMAN,JOHN                43 MEADOW RIDGE LANE            NY    11545     SFR       Primary     PURCH
5000378041   KOHLER,ROBERT F               35 PLEASANT ST                  NY    10536     SFR       Primary     PURCH
5000378256   ZANGARI,MICHAEL               41 COMBES AVE                   NY    11570     SFR       Primary     PURCH
5000378314   LIEBMAN,ROBERT                23 BROAD OAK LANE               NY    11746     SFR       Primary     R/T REFI
5000378512   LAI,TSUI KING                 144-4325TH DR                   NY    11354   2-Family    Primary     PURCH
5000378744   SEGALL,EUGENE W               380 ANNANDALE DR                NY    11771     SFR       Primary     PURCH
5000378801   QUATTROCCHI,JOHN              104 OLD FIELD ROAD              NY    11743     SFR       Primary     C/O REFI
5000379213   AIKAWA,KATSUMI                31 SLOCUM AVE                   NY    11050     SFR       Primary     PURCH
5000379528   GOLDMAN,SHELDON               50 SAGE HOLLOW CT               NY    11746     SFR       Primary     R/T REFI
5000379742   BENNETT,PAUL J                NORTH NECK LANE                 NY    11954     SFR       Primary     PURCH
5000390517   YIP,HARRY H                   2645 MIRA MONTANA PL            CA    92014     PUD       Primary     R/T REFI
5000395029   WHITE,LAWRENCE                6629 TOWHEE LANE                CA    92009     PUD       Primary     C/O REFI
5000395094   GREENFIELD,JOYIA Z            16138 BENNY LEE DR              CA    92064     SFR       Primary     R/T REFI
5000395359   SAHBA,BRUCE                   8528 RUETTE MONTE CARLO         CA    92037     SFR       Primary     C/O REFI
5000396811   HENDIFAR,PAUL E               4325 CARTESIAN CIRCLE           CA    90274     SFR       Primary     R/T REFI
5000400241   GINN,RAYMOND                  777 MORNINGSIDE DR              CA    94030     SFR       Primary     R/T REFI
5000405265   PATERSON III,THOMAS M         1090 LARCH AVE                  CA    94556     SFR       Primary     R/T REFI
5000406446   OSIAKOWSKI,JEFF L             2018 ROSSWOOD DR                CA    95124     SFR       Primary     C/O REFI
5000407576   DAVENPORT,ROBERT E            14650 EASTVIEW DR               CA    95032     SFR       Primary     R/T REFI
5000408608   MCHENRY,TERRY A               29705 PETER PAN ROAD            CA    93923     SFR       Primary     C/O REFI
5000410315   REESE,MARK                    2023 VIA TIEMPO                 CA    92007     SFR       Primary     C/O REFI
5000410463   PETERSON,CRAIG A              15301 KNOLLWOOD CIRCLE          CA    92647     SFR       Primary     R/T REFI
5000410877   WEINBACH,ELIA                 341 S BEDFORD DR                CA    90212     SFR       Primary     R/T REFI
5000412733   CHANG,SHENG H                 1140 SINGINGWOOD DR             CA    91006     SFR       Primary     R/T REFI
5000413855   UPTON,MICHAEL M               333 GEORGIAN RD                 CA    91011     SFR       Primary     C/O REFI
5000414721   VULTEE,MICHAEL J              14651 YERBA BUENA RD            CA    90265     SFR       Primary     R/T REFI
5000418326   SANDYS,JAMES M                444 FLORA ST                    CA    92651     SFR       Primary     C/O REFI
5000418458   MAJER,LISA L                  7 GRAY STONE WAY                CA    92677     PUD       Primary     R/T REFI
5000418649   DRAPER,JOHN G                 45 VIAGGIO LANE                 CA    92610     SFR       Primary     R/T REFI
5000419092   GAU,JENG-JONG                 28353 SAN NICOLAS DR            CA    90275     SFR       Primary     R/T REFI
5000419522   JOHNSON,WILLIAM J             2500 ZORADA DR                  CA    90046     SFR       Primary     R/T REFI
5000420215   SHEN,DAVID Y                  25632 ROLLING HILLS RD          CA    92653     PUD       Primary     R/T REFI
5000420488   KLEID,JACK                    2476 AVENIDA DE LA PLAYA        CA    92037     SFR       Primary     R/T REFI
5000425081   SARKIS,LAWRENCE               1296 VERONICA CT                CA    92009     PUD       Secondary   R/T REFI
5000425537   SANCHEZ,JERRY A               3338 MARSH HAWK CT              CA    94588     PUD       Primary     C/O REFI
5000427228   STOLL,EDWARD JO               11414 ALBORADA DR               CA    92127     PUD       Primary     PURCH
5000427939   MORENA,JOHN P                 2821 HENRIETTA AVE              CA    91214     SFR       Primary     R/T REFI
5000428648   CROWTHER,GLENN                43686 PIASANO PL                CA    92592     PUD       Primary     R/T REFI
5000435460   MORENO,SAUL M                 9390 SHACKLEFORD CT             CA    92126     SFR       Primary     PURCH
5000437854   RIMMER,MARILYN J              5402 PARKVIEW DR                CA    92037     SFR       Primary     R/T REFI
5000440262   SUMMERS,WILLIAM               6389 OCEAN DR                   NJ     8202     SFR       Primary     PURCH
5000441229   ARECCHI,STEVEN J              1421 WINESAP DR                 NJ     8736     SFR       Primary     R/T REFI
5000446202   RICHARDSON,DONALD R           4701 GREEN MOUNTAIN             AZ    86004     PUD       Secondary   PURCH
5000446558   BRISTER,LORETTA Z             27005 GLARAMARA CIRCLE          CA    92887     SFR       Primary     R/T REFI
5000453083   GADDIS,JOHN W                 8995 PRAIRIE KNOLL DR           CO    80503     PUD       Primary     PURCH
5000465574   AKAGI,MICHAEL D               1552 E13200 SOUTH               UT    84020     SFR       Primary     C/O REFI
5000468511   FISHER,DOUGLAS W              27922 SW STRAWBERRY HILL        OR    97123     SFR       Primary     C/O REFI
5000468958   SILBERMAN,TODD                2646 NW CORNELL ROAD            OR    97210     SFR       Primary     C/O REFI
5000482579   VINTON,WINFRED S              2002 W JETER ROAD               TX    76226     SFR       Primary     R/T REFI
5000497486   SHIRK,RICHARD R               4120 N DALLAS LANE              MN    55446     SFR       Primary     PURCH
5000499243   HEISE,STEVEN E                464 OAK ST                      IL    60137     SFR       Primary     PURCH
5000508738   KELLER,RICHARD C              3701 SHANNON RD                 CA    90027     SFR       Primary     R/T REFI
5000531722   SALAZAR,GILBERT R             13214 TRENTWOOD                 TX    78231     SFR       Primary     PURCH
5000535095   ROSEN,GLENN                   13015 WOODBRIDGE ST             CA    91604     SFR       Primary     PURCH
5000535608   GOTTE,MICHAEL D               1971 CORONADO VIEW              CA    91901     SFR       Primary     R/T REFI
5000539832   ALLEN,DOUGLAS                 17266TH ST                      CA    90266     SFR       Primary     R/T REFI
5000541853   LAROCHELLE,DENNIS M           9 LEXINGTON DR                  NY    10520     SFR       Primary     PURCH
5000543412   HAMBRECHT,GEORGE              601 SAGAPONACK ROAD             NY    11962     SFR       Secondary   PURCH
5000547959   ROTHENBERGER,RODGER F         137 KIMBERBRAE DR               PA    19442     SFR       Primary     R/T REFI
5000547991   ZEDNICK,WILLIAM F             2141 HARBOR AVE                 NJ     8202    Condo      Secondary   PURCH
5000548130   LOCKWOOD JR,RODNEY M          1836 OAK                        MI    48009     SFR       Primary     C/O REFI
5000548288   SCHILD,HARRIS S               3925 DEERPATH DR                OH    44870     SFR       Primary     PURCH
5000549328   NELSON JR,THOMAS W            3 PINE GROVE CT                 NJ     7675     SFR       Primary     PURCH
5000549823   LIPPA,ARNOLD                  345 CREST RD                    NJ     7450     SFR       Primary     PURCH
5000549898   KALOS,ALEX                    716 MARDINLY AVE                NJ     7417     SFR       Primary     PURCH
5000549989   MICHALSKY,LILIYA              112-41 69TH AVE                 NY    11375     SFR       Primary     PURCH
5000549997   MAIER,SCOTT A                 18 TAMARI CT                    NJ     7869     SFR       Primary     R/T REFI
5000550078   SIEGERT,MARK                  47 FARMERSVILLE RD              NJ     8833     SFR       Primary     PURCH
5000550961   GRICE,IAN G                   43 RECTOR ST                    NJ     8840     SFR       Primary     PURCH
5000551316   SHAPNIK,YAKOV                 337 TREMONT AVE                 NJ     7024     SFR       Primary     PURCH
5000551613   WARD,KEVIN K                  213 CAMBRIDGE AVE               OH    45174     SFR       Primary     C/O REFI
5000553437   YOUNG,DAVID K                 117 VERNON ST                   MA     2458   2-Family    Primary     PURCH
5000560234   HUMPHREY,BRUCE E              304 OAKWOOD TERRACE             MN    55127     SFR       Primary     R/T REFI
5000563923   CAMPBELL,DAVID S              930 FALLEN LEAF ROAD            CA    91006     SFR       Primary     R/T REFI
5000569383   HUMPHREY,JAMES L              8123 FLAGLER ROAD               WA    98358     SFR       Primary     C/O REFI
5000575422   SADOWSKI,RONALD W             2010 STONEBRIDGE CT             IL    60187     SFR       Primary     R/T REFI
5000577154   MORRISON,PAUL M               5619 S THURLOW                  IL    60521     SFR       Primary     PURCH
5000578442   DELORENZO-JURIC,ALISON M      254 SANTA CATALINA              CA    93109     SFR       Primary     PURCH
5000579564   FLAGLER,DONALD KE             1118 MOCKINGBIRD CT             CA    95120     SFR       Primary     R/T REFI
5000580794   JAY,DAVID F                   420 28TH ST                     CA    94131     SFR       Primary     PURCH
5000583715   FIRESTONE,BRIAN E             8 VINEYARD WAY                  CA    94904     SFR       Primary     R/T REFI
5000584846   BOETTCHER,CRISTOBAL           3983 20TH ST                    CA    94114     SFR       Primary     C/O REFI
5000593045   HUCKOBEY,JACK E               5050 PORTOLA RD                 CA    93422     SFR       Primary     C/O REFI
5000593532   PRINDIBLE,PATRICK J           613 BRYCE CANYON WAY            CA    92821     SFR       Primary     R/T REFI
5000594142   SAITO,CHARLES H               30 AURORA DR                    CA    90274     SFR       Primary     R/T REFI
5000597632   DELONG-LAMBERT,VALERIE        9307 READCREST DR               CA    90210     SFR       Primary     R/T REFI
5000599661   MOUNEDJI,SELIM                11 BRILLANTEZ                   CA    92620     PUD       Primary     R/T REFI
5000599885   FINCH,LELAND A                3460 GREENFIELD AVE             CA    90034     SFR       Primary     R/T REFI
5000602085   ROESNER,BRUCE B               13034 POLVERA AVE               CA    92128     SFR       Primary     R/T REFI
5000610120   MOORE JR,JAMES R              7072 WOLFTREE LANE              MD    20852     SFR       Primary     PURCH
5000610260   WRIGHT,GARY D                 4417 WAKEFIELD CHAPEL RD        VA    22003     SFR       Primary     C/O REFI
5000618149   DODSON,FLOYD C                660 LAS ALTURAS ROAD            CA    93103     SFR       Primary     R/T REFI
5000618750   DEDAMM,ROLF                   2135 CHAPALA ST                 CA    93105     SFR       Primary     PURCH
5000689546   KLINGENSMITH,THOMAS AR        13759 PINE NEEDLES DR           CA    92014     SFR       Primary     PURCH
5000718865   CHRISTENSEN,KEITH D           2077 MANDELAY PL                CA    95138     SFR       Primary     PURCH
5000721810   VEATCH,GREGORY A              6538 MITCHELL RD                CA    95682     PUD       Primary     C/O REFI
5000722701   PROSS,JOE                     443 HOMANS AVE                  NJ     7624     SFR       Primary     PURCH
5000727577   LLEWELLYN,GEORGE A            3260 N CABRILLO HWY             CA    94019     SFR       Primary     PURCH
5000730555   HAHN,DAVID S                  12 VISTA CT                     CA    94080     SFR       Primary     PURCH
5000732676   NEMER,MATTHEW R               2945 PACIFIC AVE                CA    94115    Condo      Primary     PURCH
5000742550   SAWYER,DOUGLAS F              865 LA JOLLA CORONA CT          CA    92037     SFR       Primary     C/O REFI
5000801158   OBERT,THOMAS J                9925 E HIDDEN VALLEY RD         AZ    85262     PUD       Secondary   C/O REFI
5000802123   BLECKER,MICHAEL B             3241 NELSON ST                  CO    80033     SFR       Primary     PURCH
5000802271   SCHWARTZ,DANA K               7878 E GAINEY RANCH RD          AZ    85258     PUD       Primary     PURCH
5000838234   BRATTESANI,JOSEPH DO          245 MAIN ST                     CA    90291    Condo      Primary     PURCH
5000838705   INDERBITZIN,ANTON H           23468 THORNEWOOD DR             CA    91321     PUD       Primary     PURCH
5000839489   CHUNG,YE HYUN                 2086 SUMMIT POINT DR            CA    90049    Condo      Primary     PURCH
5000845049   AGRANOVICH,INNA               4358 PARK BLU                   CA    91302     PUD       Primary     R/T REFI
5000846062   SORENSON,MICHAEL K            15992 RANCH HOUSE RD            CA    91709     PUD       Primary     R/T REFI
5000859073   CHIN,OLIVER                   3027 MARIPOSA DR                CA    94010     SFR       Primary     R/T REFI
6000042306   REDDICK,PAMELA J              901 SHORECLIFF RD               WA    98312     PUD       Primary     PURCH
6002190970   CHURCHILL,JOHN M              3212 PLANTERS RIDGE RD          NC    28270     PUD       Primary     PURCH
6004489651   READHEAD,LAURIE E             14508 BALLANTYNE COUNTRY        NC    27277     PUD       Primary     PURCH
6013034050   STUART,ROBERT A               1664 S RIVER GROVE WAY          ID    83616     PUD       Primary     PURCH
6018112026   LOVE,RICHARD J                109 RIVERVIEW TERRACE           CA    94510     SFR       Primary     PURCH
6018715091   DUCK,MICHAEL C                7504 POINT ST                   NC    28037     SFR       Primary     PURCH
6021345696   MORELLI,DANTE                 14499 NE57TH ST                 WA    98007     PUD       Primary     C/O REFI
6035373221   HILDEBRAND,JAMES E            26 THORNHILL CT                 CA    94526     PUD       Primary     PURCH
6044916135   LUND,SAMUEL                   4744 BUTTERNUT HOLLOW LN        CA    91902     SFR       Primary     PURCH
6045229801   RECER II,JAMES D              4 CASTLE PNES                   CA    92679     PUD       Primary     PURCH
6048702143   CARRIER,TOD G                 13740 PLEASANT VALLEY DR        FL    32225     SFR       Primary     PURCH
6052018246   ARNOLD,COLIN MAR              15 GLEN CT                      GA    30030     SFR       Primary     PURCH
6053808439   ABRAHAMS,MARK S               3495 MONTCHANIN ROAD            DE    19807     SFR       Primary     R/T REFI
6057438985   HELLAMS,DANIEL F              2025 CORTELYOU ROAD             NC    28211     SFR       Primary     R/T REFI
6059570660   ANDERSON,GENELL V             15608 BALLANTYNE COUNTRY        NC    28277     PUD       Primary     PURCH
6070754822   RUTIGLIANO,RICHARD            6 GERRY LANE                    NY    11743     SFR       Primary     PURCH
6080862060   JAMAR,STACY A                 161 HICKS ST                    NY    11201     SFR       Primary     PURCH
6088036196   JENKS,DANIEL T                325 16TH ST                     CA    90740     SFR       Primary     R/T REFI
6090047009   NASON,RICHARD R               2263 PALMER CIR                 IL    60564     PUD       Primary     R/T REFI
6092701728   LUDLOW,PETER J                111 E MAIN ST                   NY    11777     SFR       Primary     PURCH
6097038183   LABARR III,MYRON C            5218 E ROMA AVE                 AZ    85018     SFR       Primary     C/O REFI
6100442893   SCHNEIDER,KAREN A             25 GOLF CIRCLE                  GA    30309     SFR       Primary     C/O REFI
6121051194   JOHNSON,DEBRA K               1699 PELICAN PL                 FL    32068     SFR       Primary     PURCH
6125404902   MEYER,KURT T                  321 GOSS AVE                    CA    95065     SFR       Primary     PURCH
6127419734   ASHER,MONA                    23511 TIARA ST                  CA    91367     SFR       Primary     PURCH
6136378566   HUFFMAN,SAMUEL A              2815 HAMPTON AVE                NC    28207     SFR       Primary     PURCH
6136577399   COSTELLO,ERNIE                420 CORTE DORADO                CA    94526     PUD       Primary     R/T REFI
6136895981   EARLEY,JAMES J                5323 NW80 TERRACE               FL    33067     SFR       Primary     R/T REFI
6142992442   GARCIA,CARLOS E               26043 SALINGER LANE             CA    91381     PUD       Primary     R/T REFI
6148821421   LLOYD,MONTY C                 2112 LINCOLN CT                 TX    75028     PUD       Primary     PURCH
6166683356   NELSON,SUSAN M                949 MITCHELL AVE                IL    60126     SFR       Primary     PURCH
6167579793   ROBLES,ROBERT                 1202 SUMNER PL                  NJ     7410     SFR       Primary     PURCH
6175930814   LUPAS,MARLENE C               1524 LAUREL HILL ROAD           VA    22182     PUD       Primary     PURCH
6178306129   FURTADO JR,JOHN R             320 SAINT AUGUSTINE CT          CA    94510     SFR       Primary     R/T REFI
6182352044   TUTLAND,ROBERT E              9818 MERCERWOOD DR              WA    98040     SFR       Secondary   PURCH
6193080527   HOLMLUND,JOHN                 4271 SE AUGUSTA LOOP            OR    97080     PUD       Primary     C/O REFI
6196689621   MOON,ROBERT D                 8123 SKYLINE BLVD               CA    94611     PUD       Primary     PURCH
6200492673   SEGUNDO,JUAN A                6561 DUME DR                    CA    90265     SFR       Secondary   PURCH
6203075350   WILEY,JAMES J                 900 ROLLING PINES DR            MI    48462     SFR       Primary     C/O REFI
6206468842   MINOLLI,RONALD M              15 JACOB CT                     CA    94945     SFR       Primary     PURCH
6209862736   STEIN,NANCY J                 1011 WHITE GATE RD              CA    94507     PUD       Primary     PURCH
6214969369   GELB,ADAM M                   11513 DAHLIA TERRACE            MD    20854     PUD       Primary     R/T REFI
6224665965   MPOUGAS,PANAGIOTI             1096 N MALIBU CANYON ROAD       CA    92821     SFR       Primary     PURCH
6224851037   SEIDL,R BRYCE                 7091 4TH AVENUE EAST            WA    98112     SFR       Primary     C/O REFI
6225371183   HAHN,DOUGLAS G                2778 KEYSTONE DR                CO    80439     PUD       Primary     C/O REFI
6232264892   ALEX,NICHOLAS                 2930 HEATHMOOR LANE             NC    28211     PUD       Primary     PURCH
6235842504   HILTON,KEVIN R                5816 WEDGEWOOD DR               CA    95746     SFR       Primary     PURCH
6246226267   EWALD,CHARLES H               353 BLOOMFIELD ROAD             VA    22901     SFR       Primary     PURCH
6250376925   JONES,LAWRENCE                9125 NE15TH ST                  WA    98004     SFR       Primary     R/T REFI
6252102691   JOHNSON,BRYCE A               1699 STONEHAM LANE              CO    80439     SFR       Primary     R/T REFI
6259020375   BINDER,JOHN D                 7981 GATOR PALM DR              FL    33912     PUD       Primary     PURCH
6282603866   MANGASARIAN,CAROLINE          1635 THOMPSON AVE               CA    91201     SFR       Primary     R/T REFI
6285312481   KREMS,LENORE J                1729 CALLE DE PRIMRA            CA    92037     SFR       Primary     PURCH
6286821266   MANLEY,JAMES R                2078 PINE BLUFF CT              MI    48357    Condo      Primary     PURCH
6288688895   KOS SR,BRUCE P                22 W480 SUNSET TERRACE          IL    60157     SFR       Primary     PURCH
6308537122   BRYANT,CHRISTINE              13685 MIRA MONTANA DR           CA    92014     SFR       Primary     C/O REFI
6310585432   EVEREST,GARY G                5912 NE ARROWHEAD DR            WA    98028     SFR       Primary     PURCH
6312077040   KATZ,ANDREW E                 19061 DORLON DR                 CA    91356     SFR       Primary     R/T REFI
6314512556   MEHAS,PAULETTE                10 SELKIRK STREET               CA    94619     SFR       Primary     PURCH
6314765139   PATCH,TERESA M                22 DARTMOUTH PL                 MA     2116   2-Family    Primary     PURCH
6320190645   LATIMER,JOHN STEP             9500 HEMSWELL PLACE             MD    20854     PUD       Primary     R/T REFI
6322254092   JOHNSON,COLLEEN O             5045 CARILLON WAY               NC    28270     PUD       Primary     PURCH
6325656152   MAZE JR,WILLIAM J             65 PARKWAY EAST                 NY    10552     SFR       Primary     PURCH
6328730749   RADESKY,MICHAEL O             4103 SHEPHERDLEAS LN            NC    28277     PUD       Primary     PURCH
6328797383   BECK,DAVID G                  900 PIEMONTE DR                 CA    94566     PUD       Primary     R/T REFI
6334104335   HANKINS,JAMES M               6986 GREEN WILLOW CT            CO    80301     SFR       Primary     PURCH
6335012388   DISSMEYER III,JOHN H          20 POSSUM LANE                  CA    94028     SFR       Primary     C/O REFI
6335890981   KIMBALL,JAMES S               536 HAWK DR                     CA    94954     PUD       Primary     PURCH
6337219171   CURTIS JR,CHASE S             31 MAYFLOWER DR                 CT     6897     SFR       Primary     PURCH
6338535252   KERR,KENNETH P                2214 HOGAN CT                   NC    28270     SFR       Primary     PURCH
6338855270   CUMMINGS,SHERYLL              20630 MERRIDY ST                CA    91311     SFR       Primary     PURCH
6343606676   SETO,MARK J                   2418 E MILLER ST                WA    98112     SFR       Primary     PURCH
6347194158   WEINBERG,ROBERT J             9616 CRESTA DR                  CA    90035     SFR       Primary     PURCH
6348361962   KASSEBAUM,JANICE A            2763 W VICTORIA DR              CA    91901     SFR       Primary     C/O REFI
6348521177   KEEFE,CHANDA E                590 WARD AVE                    CA    96145     SFR       Primary     PURCH
6350796089   FLEMING,PATRICIA              268 CATTAIL CIR                 CA    92821     PUD       Primary     PURCH
6355564466   BRAVO,FACUNDO V               227 EDGEWATER CT                FL    34145     SFR       Secondary   PURCH
6356853504   HALDEN,DEWEY                  6914 CORTE MADRID               CA    94566     SFR       Primary     PURCH
6362162072   KAUDERS JR,A ERIC             2132 PRINCETON AVE              NC    28207     SFR       Primary     PURCH
6364063898   PETERSON,KURT A               12012 N OAKHURST WAY            AZ    85254     SFR       Primary     R/T REFI
6367983142   STYLES,FLORA A                8416 SLEEPY DUCK PLACE          VA    23229     SFR       Primary     PURCH
6380793486   STEVENS,GEOFFREY              1520 SW COMUS ST                OR    97219     SFR       Primary     R/T REFI
6382157904   MIZUMOTO,TADAO                4446 DEANWOOD DR                CA    91364     PUD       Primary     R/T REFI
6385084428   MILLIK,DONALD R               2930 QUINCANNON LANE            TX    77043     PUD       Primary     C/O REFI
6385273799   BARNES,AMY F                  919 N CAROLINA AVE SE           DC    20003     SFR       Primary     PURCH
6385429458   TANNEHILL,JOE E               17513 RADCLIFFE PLACE DR        MO    63025     PUD       Primary     PURCH
6393059180   JAMES,CHARISSE                1520 DAPPLE DAWN LN             CA    95648     PUD       Primary     PURCH
6402036039   EBERHARD,JOSEPH R             2185 BLACKHEATH TRACE           GA    30005     PUD       Primary     PURCH
6402611658   KEIL,CARL R                   4 CAYMAN CT                     CA    90266     PUD       Primary     PURCH
6421256410   STEPHENSON,LARRY D            1012 QUAKER RIDGE WAY           GA    30097     PUD       Primary     PURCH
6424876339   HARDEN JR,JAMES E             3029 MILTON AVE                 TX    75205     SFR       Primary     PURCH
6432250394   PRINGLE,DAVE                  8547 ALLISTER WAY               CA    95624     SFR       Primary     R/T REFI
6434138977   MONDSCHEIN,PAUL J             1701 ROUTE212                   PA    18951     SFR       Primary     PURCH
6435464661   REYNOLDS,WAYNE C              2212 BAY ST                     SC    29902     SFR       Secondary   R/T REFI
6444033648   WIENER,ERIC                   1 MANN CT                       NJ     7750     SFR       Primary     PURCH
6447615581   TREML,RICHARD H               20 INDIAN RIVER DR              DE    19939     SFR       Secondary   R/T REFI
6448061298   BEVILACQUA,A ARTHUR           2 SURREY LANE                   MA     1923     SFR       Primary     R/T REFI
6448180106   ROMAN,ROMUALD A               8840 STENTON AVE                PA    19118     SFR       Primary     R/T REFI
6449301362   HOLT,CAROLINE                 1856 MARYLAND AVE               NC    28209     SFR       Primary     PURCH
6449942165   FABI,FRANCIS B                10641 MISSOURI AVE              CA    90025    Condo      Primary     PURCH
6455379591   SCURACHIO,ANDREW R            2315 RIDGE TREE CT              MD    21042     SFR       Primary     R/T REFI
6458771976   LANIAK,JOSEPH F               1817 ABBOTSFORD DR              VA    22182     SFR       Primary     PURCH
6462098440   FEOLI,TIMOTHY                 45 HOPE RD                      PA    18966     PUD       Primary     PURCH
6463775590   DUNFORD,COLBY L               3844 SKY VIEW LANE              CA    91214     PUD       Primary     C/O REFI
6464298824   HUANG,LAI-CHING               23261 PARTRIDGE LANE            CA    94024     SFR       Primary     C/O REFI
6471887379   BARCELLOS,DAVID J             100 WESTCHESTER DR              CA    95032     SFR       Primary     R/T REFI
6473897111   SILVER,CAROLE                 829 N PATENCIO RD               CA    92262     SFR       Primary     PURCH
6494379313   LYON,BARBARA S                708 BLOCHING CIRCLE             CA    94517     SFR       Primary     PURCH
6497280203   KERRY JR,NORMAN E             3109 SYMPHONY WOODS DR          NC    28269     PUD       Primary     R/T REFI
6504245447   SAUNDERS JR,LAWRENCE          1108 REAL QUIET LANE            NC    28173     PUD       Primary     PURCH
6506951562   HARPER,WILLIAM R              85 OAKHURST LEAF DR             GA    30004     PUD       Primary     PURCH
6507009394   NEFDT,RALPH G                 659 AUGUSTA DR                  CA    94556     PUD       Primary     PURCH
6514412680   HINSHAW,ROGER W               3500 SW GALE AVE                OR    97201     SFR       Primary     PURCH
6529533785   SCHLICHT,GAIL G               95 ROWAN TREE LANE              CA    94010     SFR       Primary     R/T REFI
6532534291   BARTLETT,LAWRENCE             470 CLUBHOUSE DR                ID    83340     PUD       Secondary   PURCH
6533028913   BABCOCK,JAMES M               16 HERITAGE LANE                CT     6883     SFR       Primary     PURCH
6537503259   GRAY II,GARELD R              26 RISLER ST                    NJ     8559     SFR       Primary     PURCH
6558259237   KISER,MARY E                  1409 HAVENHURST DRIVE           CA    90046    Condo      Primary     PURCH
6568956749   O'BRIEN,PATRICIA              1900 GASPAR DR                  CA    94611     SFR       Primary     PURCH
6587465862   CATTIE,MARGARET               3728 CENTRAL AVE                NJ     8226    Condo      Secondary   PURCH
6587834158   BRAGG,GREGORY A               176 MARSH ISLAND                SC    29455     PUD       Primary     PURCH
6588889144   JAMES,DAVE L                  9218 BEXLEYWOOD CT              VA    22039     PUD       Primary     PURCH
6593658765   AYRES,SCOTT R                 9943 CHATHAM OAKS TRAIL         NC    28210     PUD       Primary     PURCH
6597160644   HEAPS,ROBERT J                66 COLONEL DANIELS DR           NH     3110     SFR       Primary     PURCH
6598589262   MORGAN,PETER D                56 LOWER NORTH TERRACE          CA    94920     SFR       Primary     PURCH
6614667555   MINDLIN,STEVEN                230 BEACH135TH STREET           NY    11694     SFR       Primary     C/O REFI
6616687197   BETZOLD,DAVID V               650 VININGS ESTATES DR          GA    30126     PUD       Primary     PURCH
6616737471   JAMESON,KENNETH N             226 VIA SEDONA                  CA    92673     PUD       Primary     PURCH
6620165297   GONNELLA,FRANK M              14115 OCCIDENTAL ROAD           CA    95472     SFR       Primary     C/O REFI
6625945842   OSBORN,ERIC S                 4108 BRYN MAWR DR               TX    75225     SFR       Primary     PURCH
6626464553   BARLOW,MALCOLM L              1326 LAFAYETTE AVE              NC    28203     SFR       Primary     PURCH
6634638792   MITCHELL,RONALD S             1170 RIDGEMONT PL               CA    94521     SFR       Primary     PURCH
6634744889   WICHMANN,JEFFREY T            35630 SOUTH HIGHWAY1            CA    95445     SFR       Secondary   R/T REFI
6635208348   KAYE,LOUIS IVA                19943 TURNBERRY DR              CA    91356     SFR       Primary     R/T REFI
6636166065   NINK III,JOHN V               181 GLEN BREA                   CA    95003     SFR       Primary     R/T REFI
6643593434   JUNKER,GREGORY P              2319 PULLMAN LANE               CA    90077    Condo      Primary     PURCH
6645312304   HACKING,THOMAS T              646 ELKINS ROAD                 CA    90049     SFR       Primary     C/O REFI
6646016235   CROZIER,DANIEL J              779 CROSSBROOK DR               CA    94556     SFR       Primary     PURCH
6646845914   SAILER,DANIEL K               507 N169TH ST                   WA    98133     SFR       Primary     PURCH
6649036610   KLEIN,STEVEN JA               4207 PALOMINO CT                MD    21769     SFR       Primary     R/T REFI
6649949754   PEREZ,RICARDO A               5215 ANDOVER RD                 MD    20815     SFR       Primary     C/O REFI
6652705093   KRIES,JAMES A                 31025 N BLACK CROSS RD          AZ    85262     PUD       Primary     PURCH
6656926075   LOTT,CHRISTOPH                227 W MARIPOSA                  CA    92672     SFR       Primary     PURCH
6660559748   SOBA,GEORGE H                 10008 CLEARFIELD AVE            VA    22181     SFR       Primary     PURCH
6660989747   ALESSANDRI,JAMES L            181 BEACH RD                    IL    60022     SFR       Primary     PURCH
6669878669   LETERSKY,DARLENE              274-276 LYONS PLAIN RD          CT     6883     SFR       Primary     PURCH
6671524491   O'NEILL,MICHAEL F             1137 HARLAN                     IL    60045     SFR       Primary     PURCH
6691342262   RATCLIFF,BRAD J               1122 E20TH AVE                  WA    99203     SFR       Primary     PURCH
6691649013   SONG,SOP                      10200 PALMER GLEN CT            VA    22124     PUD       Primary     PURCH
6693934405   LEVIN,BOB                     17 CONSTELLATION WAY            CA    92679     PUD       Primary     PURCH
6699032642   MCLAREN,HOWARD                190 BEAR RIDGE ROAD             NY    10570     SFR       Primary     PURCH
6703221900   WISEMAN,KEVIN M               60 HEMLOCK DR                   NY    10591     SFR       Primary     PURCH
6704369039   OSINGA,JOHANNES               3101 GREENWOOD LN               IL    60175     SFR       Primary     PURCH
6704756409   BROTHERS,CAROL L              2653 CORTE ELENA                CA    94566     PUD       Primary     R/T REFI
6705733399   EDWARDS,RUTH Z                1996 MIDLOTHIAN DR              CA    91001     SFR       Primary     PURCH
6706230270   MOELLER,MITCHELL              1 VITALE LANE                   CA    92610     PUD       Primary     R/T REFI
6706601215   ROTONDO,MARGARET              5 80TH ST                       NY    11209     SFR       Primary     C/O REFI
6716953317   YOUNG,STEVE B                 18116 BIG PINE CT               MO    63005     PUD       Primary     PURCH
6717725367   MOSCOT,ELLIOTT                14170 SUNSET BLVD               CA    90272     SFR       Primary     C/O REFI
6724587263   TAYLOR,ELIZABETH              5172 PAUL SCARLET DR            CA    94521     SFR       Primary     PURCH
6729249794   BRAAKSMA,DAVID M              424 SEMPLE AVE                  CA    95003     SFR       Primary     PURCH
6729901535   JAMES,JAYA J                  285 S RACINE CT                 AZ    85296     PUD       Primary     PURCH
6733884156   DOSS,MARC A                   3858 RUETTE SAN RAPHAEL         CA    92130    Condo      Primary     PURCH
6734820498   ALDRICH,EDWARD F              43 CLAPBOARD HILL ROAD          CT     6880     SFR       Primary     PURCH
6736178051   TREMBACK,THOMAS F             863 N LASALLE ST                IL    60610     SFR       Primary     R/T REFI
6737376753   BALINT,RICHARD A              27203 SE26TH PL                 WA    98075     PUD       Primary     PURCH
6739215512   VINCENT,BOBBY D               14022 DRY CREEK RANCH ROAD      TX    77429     PUD       Primary     C/O REFI
6740979601   NORMANDIN,PAUL JOSE           21123 BRUSH RD                  CA    95033     SFR       Primary     C/O REFI
6745749306   SIMLER,RICHARD J              510 CALLE CUADRA                CA    92673     PUD       Primary     R/T REFI
6753197802   COLLINS JR,CHARLES R          3637 CHRISTY RIDGE RD           CO    80135     SFR       Primary     C/O REFI
6759045203   WICKENS,BONNIE J              50 MONACO ST                    FL    32541    Condo      Secondary   PURCH
6760593589   LOFRISCO,JOSEPHINE            115 MIDLAND AVE                 NY    10708     SFR       Primary     PURCH
6762162938   WILLMOT III,ROBERT K          27 FAIRFAX TERRACE              NJ     7928     SFR       Primary     PURCH
6775723270   AHLUWALIA,NAVDEEP             1484 SERENE RD                  CA    92057     SFR       Primary     PURCH
6785349595   EGAS,CLAUDIA M                111 SHORE DR W                  FL    33133     SFR       Primary     PURCH
6789724124   SIMPLICIANO,AVELINA M         3403 VALLEY VISTA DR            CA    95148     SFR       Primary     PURCH
6789747018   KALLMEYER,JILL M              12108 REACH WAY                 MD    20854     SFR       Primary     PURCH
6798404163   YANIERO,GLENN T               136 BEACH LANE                  NC    28117     PUD       Primary     R/T REFI
6799390262   FRIEDMAN,ROGER D              4244 VALLEY MEADOW RD           CA    91436     SFR       Primary     C/O REFI
6812237144   JABOUR,DAVID M                4702 LOOKOUT MOUNTAIN COV       TX    78731     PUD       Primary     PURCH
6816025503   FRANZ IV,PHILIP J             40 INWOOD RD                    NJ     7928     SFR       Primary     PURCH
6817735043   BRAGG,RICHARD H               33655 AUBERRY ROAD              CA    93602     SFR       Primary     R/T REFI
6821301311   CARNAHAN,KARUBAH              400 W BROW ROAD                 TN    37350     SFR       Primary     PURCH
6822701824   PLOURDE,PAUL V                410 GROUNDHOG COLLEGE RO        PA    19382     SFR       Primary     R/T REFI
6829950275   OLIVAL,KATHLEEN               535 CASEY DR                    CA    94801     SFR       Primary     PURCH
6830807662   SMALL JR,MURRAY J             5548 FALLON CT                  NC    28226     SFR       Primary     PURCH
6834682962   ABUNDIS,SUSAN M               10175 N ARCHIE AVE              CA    93720     SFR       Primary     PURCH
6839404941   SMITH,SCOTT E                 49 CAVALRY RD                   CT     6880     SFR       Primary     PURCH
6842807262   STONE,J TODD                  1225 SOUTHFIELD CT              CA    95616     PUD       Primary     R/T REFI
6843781268   HEINDEL,JOSEPHINE             230 E DELAWARE PL               IL    60611    Condo      Primary     PURCH
6852321774   THORNE JR,DONALD R            9222 SANTIAGO DR                CA    92646     PUD       Primary     PURCH
6853122981   MAGGIOROTTO,FRANK C           16356 VALLEY OAKS ESTATES       MO    63005     PUD       Primary     PURCH
6860390878   BARNARD,CHARLES J             3080 S GREYTHORNE               AZ    85248     PUD       Primary     PURCH
6863463086   GARVEY,JAMES P                20 HEMLOCK DR                   NY    10591     SFR       Primary     PURCH
6866689935   FERGUSON,BRETT H              3083 NE LAKE SAMMAMISH PK       WA    98052     SFR       Primary     PURCH
6867189000   PIROOZBAKHSH,ALI              1451 CALLE AURORA               CA    93010     SFR       Primary     PURCH
6872074965   DASILVA,RAUL L                728 -730 CLAYTON ST             CA    94117   2-Family    Primary     R/T REFI
6875355270   NEWBERG,IRWIN L               702 PALISADES DR                CA    90272    Condo      Primary     R/T REFI
6876118586   SMITH,JILL N                  5932 TARLETON DR                NC    27310     PUD       Primary     PURCH
6883402684   PURCELL,MICHAEL F             684 DETAMBLE AVE                IL    60035     SFR       Primary     C/O REFI
6891379551   LEE,ROBERT M                  363 PARKER AVE                  CA    94118   2-Family    Primary     C/O REFI
6893945334   RO,NICHOLAS                   304 1/ FERNLEAF AVE             CA    92625    Condo      Primary     PURCH
6899249509   WOLF,CRAIG K                  804 RAMSGATE CT                 IL    60540     SFR       Primary     PURCH
6914296550   MOVAHEDI,RAMIN C              263 COUNTRY CLUB DR             CA    93924     SFR       Primary     C/O REFI
6920514566   PIERSOL,DAVID S               11926 JAMES JACK LANE           NC    28277     PUD       Primary     PURCH
6921559289   HAYES,JAMES A                 3557 OCEAN DR                   CA    93035     SFR       Primary     C/O REFI
6922930505   KACHER,CHRISTOPH              80 HUNTERS RIDGE ROAD           MA     1742     SFR       Primary     PURCH
6929698949   LAMBERT,DEBRA G               369 12TH AVE                    FL    33785     SFR       Primary     PURCH
6932228346   SMITH,TIMOTHY S               10 EASTHAVEN                    CA    92602     SFR       Primary     PURCH
6944714663   SALMON,HAROLD P               96 ABBIE CT                     NJ     7093    Condo      Primary     PURCH
6958492578   SOOWAL,STANLEY                1111 CRYSTAL DR                 FL    33418     PUD       Primary     PURCH
6962769631   MCGREEVY,ROBERT A             850 CLAREWOOD CT                CA    94518     SFR       Primary     C/O REFI
6968154838   POPE,FRANK L                  4844 BETH LANE                  NC    28075     PUD       Primary     PURCH
6970531882   KELLEY,CHRISTOPH              719 LONGRIDGE RD                CA    94610     SFR       Primary     C/O REFI
6976025418   O,LAWRENCE                    335 HUTCHINSON DR               NJ     7728     SFR       Primary     PURCH
6981632083   KIOUS,HARRY A                 5073 PALMETTO AVE               CA    94044     SFR       Primary     C/O REFI
6983023349   FITZ-HUGH JR,GLASSELL         302 VIRGINIA AVE                VA    23226     SFR       Primary     PURCH
6985612370   BETTISWORTH,GEORGE D          1045 MAZZONE DR                 CA    95120     SFR       Primary     C/O REFI
6987966121   BERRETTA JR,FREDERICK         1200 WILLOW OAKS TRAIL          NC    28104     SFR       Primary     PURCH
6994458278   TULLMAN,MITCHELL              84 MAY DR                       NJ     7928     SFR       Primary     PURCH
6996699838   DALLAS,KATHRYN A              1410 KEW GARDENS CT             CA    95120     SFR       Primary     PURCH
6997049157   MCLEAN,CHRISTOPH              1400 RUGBY ROAD                 VA    22903     SFR       Primary     PURCH

BANK OF AMERICA BOAMS 2001-04 GROUP1
Mortgage Loan Schedule - 3/29/01 (cont'd)

LOAN         INT.               FIRST      MATURITY   MONTHLY   ORIG   ORIG.               CURR        SCHEDULED
NUMBER       RATE    ORIG BAL   PAY DATE   DATE       P AND I   TERM   LTV     APPRAISAL   LTV         UPB
-------------------------------------------------------------------------------------------------------------
0001410497   8.5      356800    19950601   20250501   2743.48    360   80        460,000   75.63         337,301.06
0001437102   7.5      310000    19951101   20251001   2167.57    360   79.94     390,000   75.2          291,620.85
0001521368   8.25     278800    19950701   20250601   2094.53    360   89.99     310,000   81.67         253,012.32
0001635291   8.375    320000    19950601   20250501   2432.24    360   80        410,000   75.03         300,111.51
0001818236   7.5      595000    19940101   20231201   4160.33    360   70.83     840,000   63.97         537,340.38
0001889047   7.5      298000    19931001   20230901   2083.66    360   80        372,500   72.86         271,390.61
0001912971   7.5      382000    19931201   20231101   2671       360   70.74     540,000   61.83         333,867.61
0001913755   7.5      480000    19931001   20230901   3356.23    360   77.42     620,000   70.45         436,787.45
0001921469   7.5      326000    19940101   20231201   2279.44    360   58.21     560,000   53.24         298,146.27
0003007564   8.125    385600    19950901   20250801   2863.07    360   80        490,000   70.86         341,565.39
0003069713   7.5      364800    19940601   20240501   2550.73    360   77.62     470,000   71.47         335,916.48
0003087038   7.5      333000    19940601   20240501   2328.38    360   74.83     445,000   68.91         306,634.23
0003139805   8.375    279200    19930501   20230401   2122.12    360   74.85     373,000   68.61         255,921.92
0003177599   8.125    394000    19930501   20230401   2925.44    360   80        495,000   73.06         359,798.81
0003245370   8.125    334800    19940601   20240501   2485.89    360   80        421,000   74.26         310,769.07
0003520798   7.5      350000    19930801   20230701   2447.26    360   71.43     500,000   64.86         317,833.22
0003563657   7.5      350000    19930901   20230801   2447.26    360   57.38     610,000   52.18         318,291.13
0003583390   7.5      339300    19930901   20230801   2372.44    360   78.36     433,000   71.26         308,561.05
0003586369   7.5      289900    19931101   20231001   2027.03    360   79.97     362,500   67.59         245,018.69
0003592086   8.125    417150    19940801   20240701   3097.33    360   75.85     550,000   55.87         307,267.71
0003628278   7.5      346000    19931101   20231001   2419.29    360   52.42     660,000   47.81         315,550.70
0003649217   7.5      350000    19931001   20230901   2447.26    360   49.3      710,000   43.33         307,655.10
0003686144   7.5      496000    19931001   20230901   3468.11    360   80        620,000   70.65         438,014.40
0003689593   7.5      500000    19931101   20231001   3496.08    360   58.82     850,000   53.61         455,707.33
0003734548   7.5      284000    19931101   20231001   1985.77    360   80        355,000   68.02         241,487.42
0003741261   7.5      328000    19931101   20231001   2293.43    360   80        430,000   67.11         275,169.19
0003822533   7.5      306400    19940101   20231201   2142.4     360   80        383,000   73.16         280,220.17
0003885811   7.5      342350    19940101   20231201   2393.77    360   57.06     600,000   52.18         313,098.38
0003983947   7.5      400000    19941001   20240901   2796.86    360   80        500,000   72.86         364,298.28
0004324992   8.375    298050    19921201   20221101   2265.4     360   70.13     425,000   63.85         271,380.72
0004472692   8.375    352400    19951101   20251001   2678.5     360   79.99     469,000   72.13         317,786.58
0004557468   7.5      600000    19930801   20230701   4195.29    360   79.89     816,000   72.55         544,858.59
0004571519   7.5      556000    19930901   20230801   3887.64    360   79.61     850,000   72.39         505,569.39
0004571980   7.5      307300    19940101   20231201   2148.69    360   78.33     400,000   63.09         247,532.22
0004934824   8.25     315000    19950901   20250801   2366.49    360   66.32     475,000   62.73         297,979.25
0005005160   8.375    324850    19950901   20250801   2469.1     360   74.17     438,000   60.72         265,943.44
0005081534   7.5      302800    19950801   20250701   2117.23    360   80        380,000   74.99         283,830.33
0005098447   7.5      310000    19951001   20250901   2167.56    360   77.69     400,000    73           291,255.95
0005119383   7.5      335450    19950801   20250701   2345.52    360   79.99     420,000   74.98         314,435.24
0005131099   7.5      285000    19951001   20250901   1992.77    360   75        380,000   70.47         267,785.61
0005140397   8.25     300000    19951001   20250901   2253.8     360   73.89     600,000   66.57         270,274.47
0005188388   7.5      316000    19950901   20250801   2209.52    360   70.22     457,000   63.26         284,674.25
0005239264   8.125    600000    19951001   20250901   4454.98    360   51.77   1,225,000   41.48         480,768.68
0005253653   8.125    325000    19951001   20250901   2413.12    360   69        471,000   61.09         287,722.16
0005257373   8.375    384000    19951001   20250901   2918.68    360   78.53     489,000   74.42         363,907.99
0005285481   8.125    350000    19950601   20250501   2574.01    360   86.85     410,000    81           326,448.20
0005517040   8.125    600000    19930901   20230801   4454.99    360   74.35     807,000   64.6          521,339.09
0005562061   8.25     300000    19911201   20211101   2253.8     360   54.55     575,000   44.59         245,256.54
0005577481   8.5      351200    19920301   20220201   2700.43    360   80        450,000   68.19         299,341.05
0005650163   8.5      320400    19920401   20220301   2463.6     360   79.31     404,000   71.55         289,073.43
0005732045   8.5      350000    19930501   20230401   2691.2     360   89.17     395,000   76.39         299,813.50
0005766993   8.375    350000    19920601   20220501   2660.26    360   70        500,000   63.2          316,019.16
0005791702   8.125    360000    19930701   20230601   2672.99    360   61.54     589,000   56.28         329,265.91
0005891544   8.5      280000    19921101   20221001   2152.96    360   58.33     480,000   48.32         231,926.57
0005992797   8.25     367500    19930101   20221201   2760.91    360   75        495,000   65.67         321,790.90
0006224331   8.125    316000    19950801   20250701   2346.3     360   80        395,000   75.5          298,213.71
0006231641   8.125    480000    19950801   20250701   3563.99    360   80        615,000   75.49         452,957.92
0006235279   8.25     534000    19950901   20250801   4011.77    360   57.42     930,000   50.63         470,883.11
0006303895   8.125    300000    19950901   20250801   2227.5     360   68.18     440,000   64.42         283,431.37
0006399604   8.25     325925    19930301   20230201   2448.57    360   79.49     410,000   72.42         296,930.44
0006412910   8.5      280000    19930301   20230201   2152.96    360   80        350,000   73.27         256,452.91
0006417273   8.125    295650    19930301   20230201   2195.2     360   90        335,000   81.93         269,132.59
0007164965   8.25     334700    19960601   20260501   2514.49    360   78.94     456,000   75.37         319,552.78
0007229677   8.25     338000    19950801   20250701   2539.28    360   60.73     556,580   57.38         319,373.25
0007904048   8.5      308000    19920501   20220401   2368.26    360   80        404,000   71.25         274,303.50
0007972334   7.375    304000    19950801   20250701   2099.65    360   79.99     381,000   74.87         284,546.72
0008168569   8.125    306000    19920901   20220801   2253.34    360   90        342,000   80.6          274,050.97
0008350779   8.125    520650    19951101   20251001   3865.81    360   79.46     655,250   75.03         491,629.37
0008573404   8.5      468000    19930601   20230501   3598.52    360   42.55   1,100,000   39.12         430,313.12
0008575292   8.125    392000    19930801   20230701   2862.83    360   80        490,000   72.15         353,515.87
0008581324   8.125    600000    19930701   20230601   4454.99    360   80        750,000   69.97         524,795.67
0008887960   8.125    324000    19940801   20240701   2405.7     360   80        416,000   74.47         301,583.39
0008947095   8.5      315000    19930301   20230201   2422.08    360   79.86     400,000   73.11         288,353.95
0008959447   8.125    347900    19930401   20230301   2583.15    360   74.02     470,000   67.47         317,098.80
0009009127   8.25     314400    19931001   20230901   2361.98    360   80        400,000   72.94         286,653.02
0009073669   8.125    280000    19941201   20241101   2079       360   80        350,000   74.82         261,873.77
0009580168   8.25     350000    19940701   20240601   2629.44    360   71.11     500,000   66.22         325,915.36
0009764655   8.125    493500    19940701   20240601   3634.93    360   70        705,000   64.56         455,153.51
0009790510   8.5      293700    19940801   20240701   2243.27    360   79.59     369,000   73.93         272,809.49
0009835141   8.125    360000    19950201   20250101   2662.02    360   80        450,000   71.07         319,822.06
0009958703   8.25     392000    19950901   20250801   2944.97    360   80        490,000   75.68         370,818.25
0009980301   8.25     420000    19950701   20250601   3155.32    360   74.34     725,000   55.01         310,820.73
0010260099   7.875    375000    19970101   20261201   2719.01    360   90        530,000   86.22         359,260.15
0010274693   7.75     355000    19970101   20261201   2543.26    360   78.02     455,000   73.13         332,752.39
0010293582   7.875    316000    19970101   20261201   2291.22    360   80        395,000   72.73         287,290.02
0010329463   7.75     750000    19961101   20261001   5373.09    360   69.35   1,100,000   66.27         716,672.26
0010353348   8.625    292800    19961201   20261101   2277.37    360   79.14     370,000   74.15         274,362.97
0010354514   7.25     280000    19970201   20270101   1910.09    360   61.54     455,000   58.75         267,294.27
0010367233   7.25     359600    19970101   20261201   2453.11    360   80        449,500   65.62         294,981.82
0010388206   7.875    300000    19961101   20261001   2175.21    360   62.11     485,000   59.41         286,964.10
0010390901   8        292000    19961201   20261101   2142.59    360   80        368,000   76.68         279,870.82
0010394401   8.125    276000    19970101   20261201   2049.29    360   78.86     350,000   75.73         265,046.61
0010402438   7.625    300000    19970201   20270101   2123.38    360   80        378,000   74.86         280,712.03
0010402632   7.875    428000    19970101   20261201   3103.3     360   80        535,000   76.28         408,094.27
0010403264   7.75     292800    19970101   20261201   2097.66    360   80        366,000   76.59         280,303.38
0010403604   7.75     297000    19970101   20261201   2127.74    360   75.19     395,000    72           284,386.46
0010510133   7.625    470000    19970101   20261201   3326.64    360   74.25     633,000   71.02         449,585.52
0010510460   7.625    335000    19970101   20261201   2371.11    360   72.83     460,000   67.77         311,762.10
0010510591   7.5      570000    19970501   20270401   3985.53    360   77.03     740,000   70.65         522,799.25
0010526226   7.875    288000    19970301   20270201   2088.2     360   79.56     365,000   76.41         276,588.72
0010526609   7.625    280800    19970201   20270101   1987.49    360   80        351,000   76.28         267,740.16
0010528709   7.75     325600    19970201   20270101   2332.64    360   80        410,000   73.94         300,949.75
0010529144   7.75     520000    19970301   20270201   3725.35    360   80        650,000   76.76         498,924.43
0010529608   7.75     279200    19970101   20261201   2000.23    360   80        349,000   76.6          267,341.80
0010530088   7.25     375000    19970101   20261201   2558.17    360   48.51     830,000   46.25         357,549.08
0010536221   7.875    288000    19970201   20270101   2088.2     360   80        360,000   76.68         276,040.09
0010537449   7.875    450000    19970101   20261201   3262.82    360   78.26     575,000   75.01         431,313.26
0010539140   7.75     288000    19970301   20270201   2063.27    360   74.23     388,000   70.48         273,460.90
0010540334   7.5      396000    19970301   20270201   2768.89    360   80.82     490,000   75.94         372,116.82
0010541021   7.625    300000    19970301   20270201   2123.39    360   61.86     490,000   59.29         287,563.52
0010541110   7.625    288000    19970401   20270301   2038.45    360   73.85     390,000   62.44         243,498.77
0010541985   7.75     365000    19970301   20270201   2614.91    360   77.1      485,000   72.41         342,786.33
0010542159   7.375    548000    19970401   20270301   3784.9     360   80        700,000   76.61         524,772.62
0010543970   7.625    486000    19970201   20270101   3439.88    360   38.12   1,275,000   36.5          465,373.83
0010544437   7.25     279000    19970301   20270201   1903.28    360   90        310,000   86.01         266,631.36
0010544852   7.75     632000    19970301   20270201   4527.73    360   79        800,000   75.77         606,154.81
0010545255   8        316800    19970301   20270201   2324.57    360   80        396,000   76.9          304,529.26
0010546049   7.875    500000    19970301   20270201   3625.35    360   61.8      809,000   59.36         480,188.61
0010546316   7.875    294000    19970401   20270301   2131.71    360   69.18     425,000   65.42         278,046.21
0010546804   7.875    485000    19970301   20270201   3516.59    360   57.06     850,000   54.8          465,782.91
0010548319   7.5      279000    19970301   20270201   1950.81    360   80.4      347,000   76.96         267,038.35
0010548980   7.75     320000    19970301   20270201   2292.52    360   75.29     425,000   71.95         305,784.02
0010549455   8        350000    19970501   20270401   2568.18    360   50        700,000   48.16         337,087.39
0010549684   7.5      350000    19970501   20270401   2447.26    360   48.95     715,000   46.97         335,859.78
0020005989   8.25     340000    19951101   20251001   2554.31    360   80        425,000   72.24         307,005.58
0020013850   8.25     305600    19951101   20251001   2295.88    360   80        387,500   75.84         289,696.94
0020044335   8.25     284800    19951101   20251001   2139.61    360   80        356,000   75.84         269,979.82
0020045324   8.125    350000    19951201   20251101   2598.75    360   55.56     630,000   52.66         331,734.96
0020051249   8.125    510000    19951101   20251001   3786.74    360   75        680,000   71.01         482,872.22
0020066395   8.125    328000    19951101   20251001   2435.39    360   80        410,000   75.5          309,569.71
0020076279   8.25     418000    19951201   20251101   3140.29    360   79.98     525,000   75.64         395,304.54
0020106514   8.125    602300    19951201   20251101   4472.06    360   80        752,885   75.54         568,766.05
0020256061   7.125    425000    19931201   20231101   2863.31    360   54.84     775,000   49.79         385,867.61
0021371315   7.25     290000    19960201   20260101   1978.32    360   74.94     387,000   64.57         249,871.09
0021409251   7.5      314500    19960901   20260801   2199.03    360   85        370,000   77.92         288,287.67
0021430641   8.375    419950    19970101   20261201   3191.93    360   76.35     550,000   73.45         403,991.81
0021442553   7.5      420000    19980401   20280301   2936.7     360   80        527,000   77.61         407,459.88
0021452351   8.125    483950    19961201   20261101   3593.32    360   79.99     605,000   76.74         464,296.60
0021452989   7.875    300000    19970201   20270101   2175.21    360   89.55     335,000   85.92         287,828.74
0021462038   7.75     400000    19961101   20261001   2865.65    360   76.92     520,000   73.5          382,224.62
0021483698   8.25     336600    19961001   20260901   2528.77    360   90        374,000   86.26         322,603.61
0021514429   8.125    300000    19970101   20261201   2227.5     360   71.63     421,000   68.74         287,916.84
0021515191   7.625    315000    19970201   20270101   2229.56    360   68.11     462,500   65.22         301,630.70
0021523096   7.5      382000    19970101   20261201   2671       360   77.17     495,000   73.74         365,033.40
0021530225   7.5      476000    19980501   20280401   3328.27    360   75.56     630,000   71.95         453,271.95
0021533661   8.375    300000    19961201   20261101   2280.22    360   49.18     610,000   47.27         288,358.81
0021536716   8.125    310000    19961001   20260901   2301.75    360   55.86     555,000   53.14         294,946.47
0021537950   8.5      340000    19961001   20260901   2614.31    360   77.27     440,000   74.21         326,508.16
0021542220   7.375    367200    19980501   20280401   2536.16    360   80        462,000   77.6          356,197.92
0021550646   8        300000    19960801   20260701   2201.3     360   90.91     330,000   86.78         286,388.99
0021555834   7.5      315600    19960901   20260801   2206.73    360   73.06     432,000   69.51         300,282.56
0021557616   7.875    296000    19970301   20270201   2146.21    360   80        370,000   76.83         284,271.49
0021558795   7.875    562500    19961001   20260901   4078.52    360   75        750,000   71.67         537,510.01
0021562245   7.875    368000    19970501   20270401   2668.26    360   80        460,000   76.98         354,109.75
0021564205   8.125    300000    19960901   20260801   2227.5     360   79.58     380,000   66.69         251,424.27
0021565864   8.125    313600    19961001   20260901   2328.48    360   80        392,000   75.69         296,716.87
0021568860   7.25     356950    19980501   20280401   2435.03    360   79.32     450,000   72.62         326,772.62
0021570540   8        432000    19960901   20260801   3169.87    360   80        555,000   76.45         412,818.10
0021573361   8        285000    19970301   20270201   2091.23    360   95        325,000   91.32         273,961.13
0021579393   8        340800    19960901   20260801   2500.67    360   80        426,000   73.1          311,411.72
0021582661   8        330000    19960901   20260801   2421.43    360   75.12     439,900   71.72         315,077.11
0021583161   8.125    287700    19961101   20261001   2136.17    360   89.93     415,000   81.07         259,328.86
0021587361   8        300000    19961201   20261101   2201.3     360   78.43     385,000   42.97         164,341.79
0021587396   8.25     397250    19961001   20260901   2984.41    360   70        572,000   65.46         371,473.76
0021589395   7.375    300000    19980501   20280401   2072.03    360   76.34     393,000   72.49         284,876.25
0021589836   8.125    287500    19961001   20260901   2134.68    360   89.98     392,000   84.67         270,527.19
0021590991   8        464000    19961001   20260901   3404.67    360   80        582,000   70.72         410,167.58
0021591024   8.25     314000    19960901   20260801   2358.98    360   80        394,000   76.59         300,620.72
0021598891   7.25     378800    19980401   20280301   2584.09    360   50.51     750,000   48.91         366,803.97
0021606668   8.25     387000    19961201   20261101   2907.41    360   90        550,000   84.64         363,966.38
0021607079   7.75     297200    19961101   20261001   2129.18    360   80        374,000   68.44         254,271.94
0021607231   8.625    299250    19961001   20260901   2327.54    360   80.88     370,000   77.74         287,643.33
0021608563   7.875    332000    19961101   20261001   2407.24    360   80        415,000   75.72         314,221.85
0021608814   8.375    280000    19961001   20260901   2128.21    360   80        350,000   76.75         268,633.14
0021609683   8.25     280000    19961001   20260901   2103.55    360   87.53     340,000   82.86         265,054.08
0021609797   7.5      277000    19980401   20280301   1936.82    360   78.92     351,000   76.56         268,729.62
0021618038   8.25     279200    19961101   20261001   2097.54    360   73.57     382,000   67.88         257,609.01
0021618756   7.375    300000    19980501   20280401   2072.03    360   60        500,000   58.22         291,116.13
0021619492   8.5      284000    19961101   20261001   2183.72    360   80        360,000   73.82         262,076.83
0021619751   8.25     435000    19961101   20261001   3268.02    360   62.14     710,000   59.62         417,334.71
0021619952   7.375    335000    19980501   20280401   2313.76    360   62.95     532,500   59.75         317,939.41
0021622980   7.25     350000    19980501   20280401   2387.62    360   43.75     800,000   42.41         339,250.67
0021623004   7.25     350000    19980501   20280401   2387.62    360   53.85     650,000   52.21         339,393.68
0021625271   8.25     570000    19961101   20261001   4282.23    360   74.03     775,000   71.02         546,848.91
0021625786   7.875    292000    19961101   20261001   2117.21    360   80        365,000   76.52         279,311.27
0021626759   7.75     387500    19980501   20280401   2776.1     360   60.55     640,000   57.68         369,170.75
0021626898   8.625    392000    19961201   20261101   3048.94    360   89.91     436,000   86.57         377,460.09
0021627681   7.875    354500    19970201   20270101   2570.38    360   76.32     480,000   71.12         330,348.49
0021628891   8        340000    19961101   20261001   2494.8     360   70.25     484,000   66.67         322,672.33
0021633805   7.375    412400    19980501   20280401   2848.35    360   80        530,000   77.63         400,187.62
0021635297   7.375    317500    19980501   20280301   2192.89    360   79.38     400,000   77.02         308,098.24
0021635731   8.375    288000    19961101   20261001   2189.01    360   80        360,000   76.52         275,479.31
0021639562   7.375    322000    19980501   20280401   2223.97    360   63.14     510,000   61.27         312,464.99
0021642036   8.25     584000    19961201   20261101   4387.4     360   80        730,000   76.82         560,816.26
0021645130   7.25     445000    19980501   20280401   3035.68    360   77.39     575,000   74.12         426,184.82
0021645510   7.25     562500    19980501   20280401   3837.24    360   75        750,000   72.67         545,009.15
0021645515   8.25     410000    19961201   20261101   3080.2     360   78.15     528,000   74.58         391,255.34
0021645710   8.125    281600    19961201   20261101   2090.88    360   80        352,000   76.75         270,163.84
0021645791   7.375    363100    19980501   20280401   2507.85    360   90        424,000   87.29         352,173.54
0021646449   7.75     600000    19961101   20261001   4298.48    360   70.59     867,000   67.45         573,337.31
0021650569   7.25     440000    19980501   20280401   3001.58    360   79.71     565,000   77.29         426,666.33
0021652839   7.5      301800    19980501   20280401   2110.23    360   73.61     410,000   69.59         285,321.53
0021653845   7.375    370000    19980501   20280401   2555.5     360   79.23     470,000   76.88         359,043.37
0021659412   7.25     326000    19980501   20280401   2223.9     360   74.94     435,000   72.67         316,120.89
0021660697   8.25     292500    19961201   20261101   2197.46    360   90        325,000   86.43         280,888.03
0021661367   8        325000    19961201   20261101   2384.74    360   53.28     620,000   51.07         311,499.52
0021663025   8        295000    19961201   20261101   2164.61    360   66.29     458,000   63.54         282,745.76
0021663246   8.25     330000    19961101   20261001   2479.19    360   80.49     410,000   75.42         309,216.50
0021663653   8        499900    19961201   20261101   3668.09    360   78.72     645,000   75.45         479,133.88
0021665906   7.125    298340    19980501   20280401   2009.97    360   66.3      450,000   63.06         283,778.66
0021666156   7.99     280000    19970101   20261201   2052.59    360   74.67     375,000   69.94         262,276.31
0021666784   7.875    310000    19961201   20261101   2247.72    360   79.08     393,000   75.69         296,685.93
0021671702   8.5      350000    19970101   20261201   2691.2     360   73.68     475,000   67.28         319,594.01
0021676713   7.375    500000    19980501   20280401   3453.38    360   71.43     700,000   68.23         477,578.59
0021679100   8.125    455200    19961201   20261101   3379.85    360   80        570,000   76.74         436,654.88
0021679220   7.125    370000    19980501   20280401   2492.76    360   71.15     520,000   67.14         349,113.39
0021681929   7.25     280000    19980501   20280501   1910.09    360   80        370,000   77.55         271,418.13
0021683271   7.875    350000    19970101   20261201   2537.75    360   78.74     470,000   72.6          322,706.13
0021685002   8.125    283000    19961201   20261101   2101.27    360   73.51     385,000   69.17         266,299.68
0021685347   7.625    340000    19970101   20261201   2406.5     360   47.42     725,000   45.36         325,232.44
0021685938   7.125    520000    19980501   20280401   3503.34    360   63.41     820,000   61.45         503,875.81
0021685959   7.75     368000    19970101   20261201   2636.4     360   80        470,000   76.58         352,263.26
0021691803   7.5      356000    19980501   20280401   2489.2     360   80        445,000   77.59         345,262.08
0021692348   7.375    437200    19980501   20280401   3019.63    360   77.38     565,000   75.09         424,253.54
0021693023   7.375    337750    19980501   20280401   2332.76    360   54.04     625,000   52.44         327,748.27
0021693412   7.75     300000    19970101   20261201   2149.24    360   76.43     395,000   73.15         287,098.84
0021693471   8.25     363400    19970101   20261201   2730.11    360   72.97     498,000   66.92         333,250.72
0021693846   8.5      450000    19970101   20261201   2803.69    360   46.15     975,000   36.01         351,117.81
0021694702   7.75     282000    19970101   20261201   2020.29    360   80        353,000   75.67         266,753.86
0021696551   8        432000    19970301   20270201   3169.87    360   80        545,000   76.9          415,267.12
0021697412   7.25     364030    19980501   20280401   2483.33    360   80        460,000   77.58         352,998.57
0021697485   7.875    360000    19970101   20261201   2610.25    360   80        470,000   76.68         345,050.95
0021699137   7.125    360000    19980501   20280401   2425.39    360   72.73     495,000   70.29         347,938.90
0021699913   7.5      635000    19980501   20280401   4440.01    360   48.85   1,300,000   47.43         616,626.65
0021700109   8        279000    19970101   20261201   2047.21    360   79.98     350,000   68.48         238,908.90
0021700770   8        375000    19970101   20261201   2751.62    360   75        500,000   71.93         359,627.83
0021700834   8        565000    19970401   20270301   4145.77    360   73.86     765,000   70.72         541,019.90
0021701503   7.25     301650    19980501   20280401   2057.79    360   90        355,000   86.51         289,962.20
0021707393   7.5      336000    19980501   20280401   2349.37    360   80        420,000   77.66         326,173.67
0021708169   8        320000    19970101   20261201   2348.05    360   80        415,000   76.66         306,632.32
0021708282   7.75     281250    19970101   20261201   2014.91    360   75        375,000   70.17         263,132.05
0021709131   7.625    310000    19970101   20261201   2194.17    360   60.19     540,000   53.89         277,529.47
0021709190   7.875    450000    19970401   20270301   3262.82    360   56.6      795,000   54.41         432,593.41
0021711623   8        304800    19970201   20270101   2236.52    360   80        381,000   76.18         290,256.16
0021712212   7.875    288000    19970201   20270101   2088.2     360   80        370,000   73.07         263,041.40
0021712344   7.125    340000    19980501   20280401   2290.65    360   80        433,000   77.52         329,457.10
0021713268   7.25     350000    19980501   20280401   2387.62    360   79.91     442,000   74.21         325,009.23
0021713367   7.75     356500    19970201   20270101   2554.01    360   86.95     410,000   82.84         339,661.21
0021713413   7.75     296000    19970101   20261201   2120.59    360   80        375,000   76.6          283,428.14
0021713448   7.75     308000    19970301   20270201   2206.55    360   80        388,000   76.76         295,517.01
0021713529   8        300000    19970201   20270101   2201.3     360   63.16     475,000   60.64         288,040.34
0021714142   7.75     279000    19970301   20270201   1998.8     360   90        310,000   86.35         267,691.76
0021714886   7.125    325600    19980501   20280401   2193.63    360   80        408,000   77.51         315,458.50
0021715220   8        360000    19970301   20270201   2641.56    360   79.87     455,000   76.31         343,938.37
0021717508   7.75     508500    19970201   20270101   3642.96    360   88.43     575,000   83.36         479,338.10
0021717711   7.75     351200    19970201   20270101   2516.04    360   80        460,000   76.09         334,045.12
0021719620   7.25     278000    19980501   20280401   1896.45    360   77.22     360,000   72.95         262,621.90
0021719748   7.875    305000    19970201   20270101   2211.47    360   71.76     425,000   68.85         292,625.39
0021720193   7.875    355000    19970201   20270101   2574       360   68.93     515,000   66.14         340,597.16
0021720388   7.125    420000    19980501   20280401   2829.62    360   70        600,000   67.82         406,909.62
0021720495   7.75     284000    19970101   20261201   2034.62    360   83.53     340,000   78.94         268,408.13
0021720560   7.5      455000    19980501   20280401   3181.43    360   56.88     800,000   55.19         441,499.19
0021721149   7.875    425000    19970701   20270601   3081.55    360   73.91     580,000   71.26         409,746.06
0021721491   7.875    276000    19970301   20270201   2001.2     360   64.94     425,000   62.34         264,941.95
0021721769   7.75     317600    19970201   20270101   2275.33    360   80        397,500   76.68         304,420.33
0021721980   7.875    380000    19970201   20270101   2755.27    360   80        480,000   76.73         364,485.81
0021723435   7.75     350000    19970201   20270101   2507.45    360   74.47     470,000   68.64         322,614.67
0021723911   7.25     408000    19980501   20280401   2783.28    360   67.11     608,000   64.89         394,558.27
0021724455   7        349400    19980501   20280401   2324.57    360   61.84     565,000   59.88         338,314.98
0021725262   7.625    288000    19980501   20280401   2038.45    360   90        322,000   86.33         276,241.20
0021725641   7.875    411800    19970101   20261201   2985.84    360   71        580,000   64.19         372,327.92
0021728548   7.375    284000    19980501   20280401   1961.52    360   80        360,000   77.6          275,487.59
0021730385   7.75     290250    19970201   20270101    891.01    360   75        387,000   30.79         119,155.73
0021730668   7.25     328000    19980501   20280401   2237.54    360   80        410,000   77.58         318,060.44
0021731146   7.25     350000    19980501   20280401   2387.62    360   50.36     695,000   48.83         339,373.38
0021731403   7.875    337500    19970301   20270201   2447.11    360   70.17     481,000   67.11         322,775.91
0021731900   7.75     340000    19970301   20270201   2435.81    360   80        427,000   76.76         326,219.58
0021733180   8        368000    19970601   20270501   2700.26    360   77.47     475,000   70.66         335,639.81
0021734500   7.75     279000    19970201   20270101   1998.8     360   72.66     384,000   67.59         259,550.51
0021735311   7.25     566800    19980501   20280401   3866.58    360   80        757,000   76.4          541,290.32
0021738408   7.75     404000    19970301   20270201   2894.31    360   80        505,000   76.76         387,625.97
0021738793   7.75     278600    19970201   20270101   1995.93    360   81.94     340,000   76.41         259,777.52
0021739153   7.75     280000    19970201   20270101   2005.96    360   71.79     390,000   68.8          268,317.11
0021739234   7.375    280000    19970201   20270101   1933.9     360   83.64     335,000   78.81         263,842.86
0021739901   7.75     500000    19970201   20270101   3582.07    360   78.74     635,000   50.29         319,321.68
0021741004   7.5      517000    19980501   20280401   3614.94    360   65.44     790,000   63.55         502,037.58
0021741069   8        360000    19970301   20270201   2641.56    360   80        465,000   76.02         342,070.30
0021741095   7.5      293600    19980501   20280401   2052.89    360   79.78     368,000   77.47         285,104.95
0021741166   7.375    290000    19970301   20270201   2002.96    360   78.38     372,000   74.98         277,427.32
0021741191   7.875    276000    19970301   20270201   2001.2     360   80        350,000   75.72         261,220.14
0021741603   8        275500    19970201   20270101   2021.53    360   95        306,000   91.23         264,572.63
0021742634   8        346500    19970301   20270201   2542.5     360   90        390,000   86.51         333,078.82
0021743550   7.875    380000    19970301   20270201   2755.27    360   43.18     880,000   41.41         364,430.17
0021744122   7.875    294000    19970301   20270201   2131.71    360   78.82     373,000    71           264,835.20
0021744688   8        362800    19970201   20270101   2662.1     360   80        454,000   76.83         348,410.61
0021744735   7.75     475000    19980501   20280401   3402.96    360   64.63     735,000   62.22         457,339.08
0021745070   7.5      378500    19980501   20280401   2646.53    360   79.99     480,000   77.64         367,398.29
0021746630   7.875    340300    19970301   20270201   2467.42    360   79.99     426,000   76.77         326,587.66
0021748365   7.5      337500    19970401   20270301   2359.85    360   90        375,000   86.27         323,528.25
0021751447   7.5      400000    19970801   20270701   2796.86    360   73.39     545,000   70.65         385,019.04
0021752621   7.875    293500    19970201   20270101   2128.08    360   79.32     370,000   76.11         281,592.42
0021754977   8.25     346000    19970401   20270301   2599.39    360   76.89     455,000   74.11         333,503.03
0021755329   7.375    300000    19970301   20270201   2072.03    360   55.25     560,000   52.82         286,792.42
0021756366   7.875    300000    19980501   20280401   2175.21    360   94.04     320,000   89.5          285,515.15
0021756630   7.375    420000    19980501   20280301   2903.05    359   74.34     565,000   70.98         401,057.96
0021761353   7.375    352000    19970401   20270301   2431.18    360   80        440,000   75.64         332,828.92
0021762287   8.375    419000    19970301   20270201   3184.71    360   80        560,000   77.04         403,509.28
0021763701   7.375    400000    19980501   20280401   2762.7     360   61.54     650,000   59.72         388,155.06
0021763842   7.375    275150    19980501   20280401   1900.39    360   72.79     378,000   70.64         267,002.25
0021766177   7.625    319880    19970501   20270401   2264.1     360   79.97     404,000   76.81         307,245.01
0021766225   7.25     325000    19980501   20280401   2217.08    360   45.45     715,000   44.08         315,151.15
0021766819   8.25     280000    19970401   20270301   2103.55    360   73.68     380,000   71.02         269,886.96
0021768781   7.75     554000    19970601   20270501   3968.93    360   79.94     695,000   76.92         533,082.06
0021771138   7.75     328900    19970301   20270201   2356.29    360   79.99     429,000   71.74         294,976.48
0021771951   7.625    287850    19980501   20280401   2037.38    360   77.17     373,000   74.99         279,712.72
0021772070   7.75     284000    19970401   20270301   2034.62    360   80        360,000   76.76         272,525.47
0021774129   8        487500    19970501   20270401   3577.11    360   75        650,000   22.65         147,215.56
0021775176   7.75     368000    19970301   20270201   2636.4     360   80        460,000   76.76         353,085.06
0021776504   7.625    300000    19970801   20270701   2123.39    360   93.5      395,000   88.95         285,421.38
0021778922   7.875    313500    19970401   20270301   2273.1     360   66        475,000   61.33         291,337.63
0021779147   8.125    382500    19970501   20270401   2840.06    360   85        455,000   81.92         368,619.21
0021782857   8        279000    19970601   20270501   2047.21    360   89.21     350,000    86           268,960.72
0021786694   7        476000    19980501   20280401   2487.11    360   56.33     845,000   41.48         350,541.15
0021788658   7.375    391600    19980501   20280401   2704.68    360   75.6      518,000   73.36         380,003.96
0021789391   7.125    300000    19980501   20280401   2021.16    360   72.29     415,000   70.05         290,697.50
0021791384   7.5      369000    19970601   20270501   2580.11    360   76.88     480,000   70.29         337,387.89
0021791775   8        400000    19970601   20270501   2935.06    360   74.77     535,000   69.52         371,951.27
0021792275   7.5      350000    19970401   20270301   2447.26    360   77.95     449,000   74.72         335,511.64
0021793603   8.25     525000    19970501   20270401   3944.16    360   70        750,000   65.8          493,521.99
0021801329   7.375    650000    19980501   20280401   4489.39    360   43.77   1,485,000   42.47         630,751.89
0021801519   7.25     276000    19980501   20280401   1882.81    360   50.09     596,000   48.57         267,633.41
0021801681   7.625    290000    19970501   20270401   2052.61    360   74.36     394,000   71.42         278,545.22
0021802238   8.25     347400    19970701   20270601   2609.91    360   78.95     440,000   76.31         335,762.74
0021802807   7.875    320000    19970501   20270401   2320.23    360   71.11     450,000   68.34         307,507.68
0021803021   7.375    289600    19970901   20270801   2000.2     360   80        362,000   77.01         278,791.93
0021806314   8        500000    19970601   20270501   3668.83    360   74.07     675,000   71.01         479,288.11
0021809629   7        279000    19980501   20280301   1857.72    359   74.3      376,000   71.93         270,089.49
0021809694   7.375    287700    19980501   20280201   1990.12    358   73.77     390,000   71.55         279,061.92
0021811636   7.625    360000    19970601   20270501   2548.06    360   80        455,000   76.92         346,127.12
0021814988   7.875    302400    19970701   20270601   2192.61    360   90        336,000   84.78         284,866.44
0021815585   8.375    301350    19970601   20270501   2290.48    360   86.59     348,000   83.64         291,074.01
0021816182   8.125    310000    19970601   20270501   2301.75    360   67.39     460,000   65.02         299,098.44
0021816620   8.25     355500    19970701   20270601   2670.76    360   90        395,000   86.99         343,591.96
0021820865   7.375    448000    19980501   20280401   3094.22    360   80        660,000   77.63         434,733.87
0021825505   7.625    286200    19970701   20270601   2025.71    360   90        352,000   84.09         267,392.20
0021826285   7.75     312000    19970601   20270501   2235.21    360   80        390,000   76.99         300,248.75
0021828539   7.75     400000    19970601   20270501   2865.65    360   80        500,000   76.99         384,934.46
0021834636   7.875    516000    19970901   20270801   3741.36    360   80        645,000   77.28         498,424.14
0021840041   7.25     705000    19980801   20280701   4809.35    360   75        940,000   72.93         685,535.84
0021845239   8.375    360000    19970801   20270701   2736.27    360   80        450,000   69.63         313,342.72
0021848564   8.625    396750    19970701   20270601   3085.89    360   72.14     550,000   68.62         377,384.92
0023624307   7.75     321250    20000101   20291201   2301.47    360   80        405,000   79.11         317,661.65
0023946353   8.375    420000    20001001   20300901   3192.31    360   80        525,000   79.63         418,079.16
0023991649   8.25     310000    20000601   20300501   2328.93    360   74.63     418,000   74.14         307,960.90
0024053688   8.375    372000    19951101   20251001   2827.47    360   80        465,000   64.68         300,768.62
0024119976   8.375    360000    19971001   20270901   2736.26    360   60        600,000   55.87         335,204.50
0024145807   8.5      383000    19960901   20260801   2944.94    360   79.92     480,000   76.68         367,462.45
0024160020   8.5      310650    19960901   20260801   2388.63    360   79.99     390,000   76.75         298,047.57
0025000233   8.25     308800    19970401   20270301   2319.92    360   80        388,000   77.11         297,633.57
0025410606   8.375    415800    19991001   20290901   3160.39    360   80        530,000   78.89         410,049.54
0025810367   7.5      330000    19980501   20280401   2307.41    360   74.16     445,000   71.53         318,315.71
0025815614   7.75     650000    19980501   20280401   4656.68    360   59.09   1,100,000   57.33         630,661.30
0025878455   7.375    360000    19980501   20280401   2486.44    360   80        479,000   75.99         341,932.52
0025890518   7.375    561750    19980501   20280401   3879.87    360   75        749,000   72.78         545,115.16
0025900846   7.625    292050    19980501   20280401   2067.12    360   90        330,000   87.46         283,793.50
0025942988   7.25     343400    19980401   20280301   2342.6     360   76.31     450,000   73.93         332,662.83
0026033753   7.25     348000    19980501   20280401   2373.98    360   80        435,000   77.58         337,454.19
0026041582   7        280000    19980501   20280401   1862.85    360   80        350,000   77.46         271,116.70
0026047175   7.25     328000    19980501   20280401   2237.54    360   80        410,000   77.58         318,060.44
0026062224   7.125    277500    19980501   20280401   1869.57    360   69.38     400,000   66.86         267,423.51
0026089979   7.875    340000    19980501   20280401   2465.24    360   80        425,000   77.84         330,827.12
0026111013   7        282000    19980501   20180401   2186.35    240   79.44     355,000   73.33         260,329.39
0026112300   7.5      350000    19980501   20280401   2447.26    360   71.43     500,000   69.36         339,872.55
0026115915   7.875    337500    19980501   20280401   2447.11    360   75        450,000   72.98         328,394.73
0026119370   7.5      431250    19980501   20280401   3015.37    360   75        575,000   72.83         418,771.69
0026125765   7.625    285000    19980501   20280401   2017.22    360   58.76     485,000   56.74         275,180.88
0026130617   7.625    340000    19980501   20280401   2406.5     360   80        425,000   77.74         330,382.74
0026131599   7.625    448000    19980501   20280401   3170.92    360   80        575,000   77.74         435,335.02
0026134882   7.75     625000    19980501   20280401   4477.58    360   73.53     850,000   71.5          607,738.76
0026142372   7.25     281250    19980501   20280401   1918.63    360   75        375,000   72.73         272,726.82
0026158782   7.375    400000    19980501   20280401   2762.71    360   86.02     480,000   83.1          386,392.08
0026198176   7.5      520000    19980501   20280401   3635.92    360   68.87     755,000   66.88         504,953.86
0026212431   7.75     336800    19980501   20280401   2412.88    360   80        440,000   77.19         324,957.34
0026228601   7.5      295000    19980501   20280401   2062.69    360   74.68     395,000   72.55         286,580.60
0026230607   7.625    295000    19980501   20280401   2088       360   46.09     640,000   19.48         124,672.96
0026232827   7.625    384000    19980501   20280401   2717.93    360   80        480,000   77.74         373,144.35
0026249862   7.125    298000    19980501   20280401   2007.69    360   70.32     424,000   63.2          267,850.31
0026259119   7.25     335000    19980501   20280401   2285.3     360   74.44     450,000   72.19         324,848.03
0026677302   8.25     339000    19991101   20291001   2546.8     360   88.28     410,000   87.27         335,115.79
0026786426   7.75     444000    20000201   20300101   3180.88    360   65.29     680,000   64.19         436,483.43
0027166024   8.25     300000    19990801   20290701   2253.8     360   65.58     462,000   64.69         295,913.48
0027409606   8.5      400000    20000301   20300201   3075.66    360   80        500,000   79.34         396,701.47
0027862424   8.25     424000    20000501   20300401   3185.38    360   80        530,000   79.29         420,246.24
0028269611   7.375    328000    20000101   20291201   2265.42    360   80        410,000   77.89         319,337.98
0028305159   8.125    472000    20000401   20300301   3504.59    360   89.9      536,000   89.17         468,153.79
0028413953   7.75     600000    19991201   20291101   4298.48    360   80        750,000   79.05         592,886.00
0028531028   8.625    650000    20001101   20301001   5055.63    360   61.32   1,075,000   61.14         648,053.45
0028568087   8.375    380550    20001001   20300901   2892.45    360   80        476,000   79.69         379,105.84
0028572931   8        336000    20001101   20301001   2465.45    360   79.91     427,000   79.64         334,857.62
0028586188   8.375    336250    20001001   20300901   2555.74    360   79.99     420,500   79.39         333,744.34
0028594554   8.375    278000    20000901   20300801   2113.01    360   80        348,000   79.36         275,766.23
0028600237   8        287525    20001201   20301101   2109.76    360   80        365,000   79.78         286,745.54
0028608438   8.625    315000    20000901   20300801   2450.04    360   74.12     425,000   73.8          313,669.75
0028610681   8        330160    20001101   20301001   2422.6     360   80        465,000   79.73         329,037.47
0028612943   8.125    300000    20001201   20301101   2227.49    360   88.24     395,000   87.93         298,977.56
0028650513   8.125    316550    20001101   20301001   2350.37    360   89.99     352,000   89.69         315,500.57
0028665362   8.375    364350    20001101   20301001   2769.32    360   78.46     470,000   78.21         363,201.78
0028693562   8.375    484000    20001101   20301001   3678.75    360   80        610,000   79.75         482,474.69
0028710440   8.375    276400    20000901   20300801   2100.84    360   80        347,000   79.64         275,171.94
0028723914   8.25     291900    20001101   20301001   2192.95    360   79.99     367,000   79.68         290,774.00
0028732279   8.25     294050    20001101   20301001   2209.1     360   79.99     368,000   79.74         293,099.48
0028740405   8.25     427600    20001101   20301001   3212.42    360   80        535,000   79.74         426,217.78
0028766731   8.625    440000    20000801   20300701   3422.28    360   80        550,000   79.58         437,691.37
0028890986   8.125    290000    20001201   20301101   2153.25    360   67.85     430,000   67.67         289,233.42
0028898864   8.25     364350    20001001   20300901   2737.24    360   79.91     485,000   79.44         362,209.81
0061574007   7.75     358800    19970501   20270401   2570.49    360   79.99     450,000   76.9          344,945.60
0061580511   7.5      425000    19970201   20270101   2971.67    360   60.71     700,000   58.08         406,553.77
0061582310   8.125   1000000    19970301   20270201   7424.98    360   66.01   1,515,000   63.47         961,523.95
0061582409   8        301950    19970501   20270401   2215.61    360   89.75     600,000   85.53         287,776.16
0061582719   7.875    400000    19970701   20270601   2900.28    360   46.45     861,839   44.22         380,807.67
0061585599   7.75     300000    19970201   20270101   2149.24    360   54.55     550,000   52.27         287,499.67
0061588504   7.875    341000    19970501   20270401   2472.49    360   94.99     365,000   91.4          328,128.90
0061590622   7.25     425000    19970301   20270201   2899.25    360   79.44     535,000   72.93         390,160.35
0061591149   7.375    332000    19970301   20270201   2293.05    360   80        415,000   76.47         317,354.41
0061593818   8        285920    19970401   20270301   2097.98    360   79.93     370,000   72.69         260,036.95
0061595446   7.75     476450    19970501   20270401   3413.35    360   79.99     595,900   76.22         454,001.17
0061677281   7.75     304000    19970501   20270401   2177.9     360   80        380,000   76.91         292,261.33
0061677671   7.625    450000    19970501   20270401   3185.08    360   59.6      755,000   57.25         432,225.69
0061679704   7.625    305100    19970401   20270301   2159.48    360   90        590,000   86.33         292,652.07
0061681474   8.125    325000    19970501   20270401   2413.12    360   52        635,000   50.12         313,281.24
0061682870   8.125    527200    19970601   20270501   3914.45    360   80        659,000   77.19         508,660.81
0061683558   7.5      650000    19970601   20270501   4544.9     360   71.43     910,000   68.61         624,382.78
0061683787   7.875    278400    19970501   20270401   2018.6     360   80        348,000   76.98         267,891.54
0061684309   7.875    340000    19970501   20270401   2465.24    360   59.75     569,000   57.25         325,779.02
0061685771   7.75    1000000    19970601   20270501   7164.13    360   76.92   1,300,000   74.03         962,335.86
0061685828   7.875    341550    19970501   20270401   2476.48    360   90        510,000   86.56         328,491.28
0061686140   7.875    352000    19970501   20270401   2552.25    360   80        440,000   71.78         315,810.06
0061687171   7.875    385000    19970601   20270501   2791.52    360   66.96     575,000   64.49         370,826.18
0061690074   8.25     444000    19970601   20270501   3335.63    360   80        555,000   77.25         428,742.30
0061691453   7.75     444000    19970601   20270501   3180.88    360   80        555,000   76.99         427,276.82
0061691879   7.875    348660    19970601   20270501   2528.03    360   90        465,000   86.69         335,824.00
0062423975   8        367000    19970601   20270501   2692.92    360   79.78     460,000   76.91         353,794.45
0062426001   7.5      384000    19970701   20270601   2684.99    360   80        490,000   76.93         369,243.17
0062649787   7.375    550000    19981201   20281101   3798.72    360   80        690,000   78.15         537,255.56
0062674331   7.375    284000    19980601   20230501   2075.7     300   80        355,000   76.48         271,486.68
0062729586   7.125    640000    19990301   20290201   4311.8     360   80        800,000   78.28         626,250.46
0062729799   7.25     290000    19990201   20290101   1978.32    360   80        363,000   76.96         278,966.52
0062730045   7.125    492000    19981201   20281101   3314.7     360   80        615,000   78.06         480,053.15
0062730789   7.125    284000    19990201   20290101   1913.37    360   80        355,000   78.21         277,635.05
0062731165   7.125    440000    19990101   20281201   2964.37    360   79.78   1,025,000   76.23         420,434.75
0062732684   7.125    323000    19990301   20290201   2176.12    360   89.97     359,000   87.26         313,274.50
0062732935   7.125    295000    19990501   20290401   1987.47    360   74.68     410,000   73.22         289,204.59
0062738054   7.25     316000    19990201   20290101   2155.68    360   80        395,000   78.25         309,082.43
0062738640   7.25     362000    19990601   20290501   2469.48    360   64.07     565,000   62.51         353,183.18
0062738836   7.125    368000    19990301   20290201   2479.29    360   80        460,000   78.28         360,093.88
0062738861   7.125    545000    19990501   20290401   3671.77    360   77.86     700,000   76.33         534,293.12
0062738917   7.125    372981    19990501   20290401   2512.85    360   45.76     815,000   44.87         365,653.38
0062739301   7.25     285750    19990401   20290301   1949.32    360   90        320,000   88.13         279,814.44
0062739450   7.125    296400    19990201   20290101   1996.91    360   80.11     370,000   77.83         287,980.98
0062739671   7.125    360000    19990401   20290301   2425.39    360   80        460,000   78.36         352,597.66
0062740491   7.125    372000    19990301   20290201   2506.24    360   80        465,000   78.27         363,972.37
0062741349   7.25     421600    19990501   20290401   2876.06    360   80        527,000   73.91         389,491.27
0062741471   7.125    450000    19990501   20290401   3031.74    360   64.29     705,000   63.02         441,159.37
0062741560   7.125    304000    19990401   20290301   2048.11    360   80        380,000   78.36         297,749.04
0062741934   7.125    380000    19990501   20290401   2560.14    360   50.67     750,000   48.5          363,734.02
0062770802   8        284000    19971001   20270901   2083.9     360   80        355,000   75.43         267,761.33
0062773259   8.125    600000    19970801   20270701   4454.99    360   50        250,000   48.33         579,960.65
0062775146   7.375    600000    19980601   20280501   4144.06    360   73.71   1,815,000   70.81         576,364.75
0062776231   7.75     340200    19971201   20271101   2437.24    360   90        378,000   75.61         285,809.07
0062776665   7.125    300000    19980101   20271201   2021.16    360   48.22     624,000   46.53         289,506.37
0062871277   7.25     369000    19990101   20281201   2517.24    360   90        410,000   87.95         360,585.34
0062888617   7.5      350000    19971001   20270901   2447.26    360   62.5      580,000   60.28         337,568.30
0062915304   7.25     517500    19990301   20290201   3530.27    360   72.28     716,000   70.52         504,917.62
0062989201   7.625    315200    19971201   20271101   2230.97    360   76.56     411,700   74.04         304,832.39
0063010267   7.25     300000    19980401   20280301   2046.53    360   57.34     525,000   48.84         255,527.31
0063049503   7.5      520000    19971001   20270901   3635.92    360   80        650,000   72.52         471,359.56
0063051109   7.875    750000    19971101   20271001   5438.03    360   47.1    1,625,000   45.58         725,807.63
0063123274   7.625    500000    19980101   20271201   3538.97    360   68.49     730,000    65           474,530.40
0063125552   7.875    649900    19971201   20271101   4712.23    360   64.99   1,000,000   62.92         629,230.37
0063133636   7.875    310000    19971201   20271101   2247.72    360   80        400,000   77.46         300,152.79
0063163896   7.5      428000    19980301   20280201   2992.64    360   80        540,000   75.46         403,686.79
0063165295   7.625    292000    19980401   20280301   2066.76    360   80        365,000   73.46         268,146.25
0063166691   7.5      300000    19980301   20280201   2097.65    360   73.53     408,000   68.74         280,452.56
0063167077   7.5      425000    19980601   20280501   2971.67    360   75.22     565,000   71.54         404,191.40
0063167701   7.125    403750    19981001   20280901   2720.14    360   85        475,000   82.78         393,181.71
0063169215   7.375    368000    19980801   20280701   2541.69    360   80        465,000   77.8          357,885.06
0063169924   7.625    444000    19980701   20280601   3142.61    360   80        555,000   77.84         432,019.22
0063170124   7.5      340000    19980701   20280601   2377.33    360   80        435,000   77.26         328,354.52
0063171961   7.625    296500    19980701   20280601   2098.61    360   74.78     397,000   72.34         286,823.07
0063173344   7.25     309900    19981201   20281101   2114.07    360   90        345,000   87.85         302,502.27
0063182521   7.5      675000    19971101   20271001   4719.7     360   75        900,000   72.41         651,672.12
0063215659   7.25     400000    19980401   20280301   2728.71    360   66.89     598,000   64.8          387,493.18
0063306344   7.75     750000    19980101   20271201   5373.1     360   77.95     965,000   75.52         726,607.99
0063415861   7.75     893000    19980101   20271201   6397.57    360   71.44   1,250,000   69.21         865,147.98
0063428938   7.625    495000    19980601   20280501   3503.58    360   26.76   1,850,000   26.02         481,450.79
0063602008   7.375    413600    19980101   20271201   2856.64    360   80        517,000   77.33         399,777.60
0063604973   7.25     300000    19980501   20280401   2046.53    360   39.74     775,000   37.33         281,869.46
0063605724   7.375    345000    19980601   20280501   2382.83    360   73.4      470,000   69.84         328,239.59
0063606721   7.375    352000    19980601   20280501   2431.18    360   80        442,000   71.79         315,893.48
0063607361   7.125    285600    19990101   20281201   1924.15    360   80        357,020   78.13         278,932.79
0063608154   7.125    352350    19990301   20290201   2373.85    360   88.6      410,000   86.69         344,780.17
0063613000   7.25     313000    19990501   20290401   2135.22    360   79.74     395,000   78.21         306,994.40
0063630541   7.5      278000    19980401   20280301   1943.82    360   66.19     420,000   64.21         269,699.45
0063671930   7.375    440000    19980401   20280301   3038.98    360   80        575,000   75.94         417,688.45
0063672235   7.625    390900    19980501   20280401   2766.77    360   89.45     437,000   86.92         379,849.17
0063673541   7.125    437000    19980401   20280301   2944.15    360   72.83     600,000   70.5          423,019.62
0063674629   7.25     380000    19980501   20280401   2592.27    360   80        475,000   77.58         368,484.71
0063674866   7.25     333000    19980401   20280301   2271.65    360   74.83     445,000   70.81         315,105.18
0063675501   7.375    359000    19980401   20280301   2479.53    360   75.58     475,000   73.27         348,030.43
0063677971   7.25     456000    19980401   20280301   3110.73    360   80        595,000   77.5          441,742.19
0063678179   7.25     400000    19980501   20280401   2728.71    360   61.07     655,000   59.22         387,878.46
0063678900   7.5      318750    19980501   20280401   2228.75    360   75        425,000   72.83         309,526.98
0063679418   7.125    318500    19980501   20280401   2145.8     360   69.54     458,000   67.39         308,623.78
0063680190   7.25     520000    19980501   20280401   3547.32    360   67.1      775,000   65.06         504,229.82
0063680734   7.25     279000    19980501   20280401   1903.28    360   76.86     363,000   74.53         270,545.06
0063681374   7.5      500000    19980501   20280401   3496.08    360   79.87     626,000   76.11         476,438.84
0063681439   7.125    333200    19980501   20280401   2244.84    360   80        416,500   77.52         322,867.83
0063736985   7.5      660000    19980401   20280301   4614.82    360   73.33     900,000   71.11         639,995.48
0063776448   7.125    485200    19980701   20280601   3268.89    360   69.31     700,000   67.07         469,497.83
0063809451   7.625    287000    19980401   20280301   2031.37    360   60.42     475,000   58.66         278,627.25
0063820064   7.125    350000    19980501   20280401   2358.02    360   73.68     475,000   71.4          339,147.07
0063820676   7.375    412500    19980601   20280501   2849.04    360   75        550,000   72.85         400,671.28
0063822253   7.375    320000    19980601   20280501   2210.17    360   71.11     450,000   69.07         310,823.58
0063848082   7.375    624000    19980501   20280401   4309.82    360   72.56     860,000   69.41         596,901.01
0063851725   7.625    476000    19980801   20280701   3369.1     360   80        595,000   77.95         463,817.37
0063852071   7.125    300000    19980701   20280601   2021.16    360   70.26     430,000   67.04         286,258.66
0063918013   7.375    439000    19980501   20280401   3032.07    360   71.97     610,000   69.84         425,999.90
0063926229   8        371000    19980401   20280301   2722.27    360   89.4      415,000   86.97         360,909.20
0063929384   7.125    279350    19990401   20290301   1882.04    360   74.99     372,500   73.37         273,287.00
0064007430   7.25     328000    19980401   20280301   2237.54    360   80        410,000   76.5          313,659.58
0064061281   7.25     976000    19980801   20280701   6658.05    360   57.41   1,700,000   55.84         949,210.07
0064163385   7.125    284000    19981201   20281101   1913.37    360   79.83     357,000   77.89         277,103.66
0064164438   7.625    437847    19980801   20280701   3099.06    360   89        492,000   86.72         426,640.70
0064220125   7.25     343200    19980901   20280801   2341.23    360   79.98     430,000   77.76         333,655.63
0064220460   7.375    299750    19980601   20280501   2070.3     360   67.06     447,000   65.14         291,154.51
0064221628   7.5      625000    19981001   20280901   4370.1     360   74.94     840,000   73.11         609,746.62
0064222004   7.25     280400    19980701   20280601   1912.83    360   80        368,000   77.73         272,437.95
0064223388   7.375    350000    19980601   20280501   2417.37    360   63.64     550,000   61.81         339,963.37
0064223540   7.125    334500    19980601   20280501   2253.59    360   79.36     421,500   76.98         324,454.99
0064224244   7.5      434000    19980701   20280601   3034.6     360   79.99     550,000   77.15         418,586.45
0064225577   7.5      314000    19980601   20280501   2195.54    360   74.76     420,000   72.43         304,210.48
0064225763   7.375    298000    19980601   20280501   2058.22    360   79.89     373,000   77.6          289,454.47
0064226158   7.125    345000    19980701   20280601   2324.33    360   75        460,000   72.82         334,975.12
0064226361   7.375    323000    19980601   20280501   2230.89    360   85        415,000   82.56         313,737.55
0064227065   7.375    336000    19980701   20280601   2320.67    360   75        448,000   72.92         326,678.07
0064227723   7.375    296000    19980601   20280501   2044.4     360   80        375,000   77.33         286,135.59
0064260101   7.125    314900    19990301   20290201   2121.54    360   90        350,000   88.06         308,134.79
0064260135   7.5      297000    19980901   20280801   2076.67    360   60.61     490,000   59.08         289,485.87
0064262553   7.25     300000    19990201   20290101   2046.53    360   80        375,000   78.25         293,432.69
0064313735   7.375    568000    19980501   20280401   3923.04    360   80        715,000   77.63         551,179.99
0064338452   7.375    304000    19980601   20280501   2099.66    360   79.27     384,000    77           295,282.45
0064340902   7.5      366000    19980601   20280501   2559.13    360   73.2      500,000   71.15         355,745.48
0064342085   7.25     280000    19980601   20280501   1910.1     360   45.6      614,000   43.84         269,197.94
0064343294   7.5      497000    19980601   20280501    3475.1    360   47.79   1,040,000   46.45         483,075.27
0064346544   7.25     409500    19980601   20280501   2793.52    360   74.45     550,000   72.23         397,278.01
0064348130   7.25     392000    19980701   20280601   2674.14    360   80        490,000   77.73         380,869.10
0064351092   7.125    500000    19990501   20290401   3368.6     360   48.78   1,025,000   47.82         490,177.08
0064357767   7.25     373426    19981201   20281101   2547.43    360   80        470,000   78.1          364,567.71
0064424464   7.375    308000    19980501   20280401   2127.28    360   80        385,000   77.17         297,118.38
0064425401   7.375    360000    19980601   20280501   2486.44    360   69.09     525,000   67.11         349,676.54
0064426581   7.5      300000    19980601   20280501   2097.65    360   41.96     715,000   40.73         291,226.75
0064427862   7.375    350000    19980601   20280501   2417.37    360   74.47     470,000   72.25         339,574.77
0064554155   7.125    303000    19980501   20280401   2041.37    360   72.14     420,000   69.83         293,270.79
0064555267   7.5      528000    19980601   20280501   3691.86    360   80        660,000   77.75         513,143.81
0064555798   7.375    318900    19980601   20280501   2202.57    360   42.52     750,000   41.3          309,755.22
0064557731   7.375    560000    19980601   20280501   3867.79    360   67.88     825,000   65.89         543,574.94
0064616398   7.5      308000    19980801   20280701   2153.59    360   69.68     442,000   67.86         299,930.12
0064617254   7.375    345250    19981101   20281001   2384.56    360   85        410,000   82.88         336,654.42
0064617670   7.375    493500    19980701   20180601   3937.97    240   78.83     626,000   73.51         460,155.87
0064637671   7.375    300000    19980701   20280601   2072.03    360   54.05     555,000   52.55         291,676.71
0064645614   7.375    335500    19980801   20280701   2317.22    360   70.63     475,000   68.62         325,949.61
0064649041   7.25     556000    19980701   20280601   3792.91    360   80        695,000   77.18         536,414.34
0064724867   7.375    300000    19981001   20280901   2072.03    360   44.78     670,000   43.66         292,504.45
0064725685   7.25     313200    19981001   20280901   2136.58    360   90        420,000   87.47         304,385.30
0064741699   7.25     632000    19980701   20280601   4311.36    360   80        790,000   77.73         614,054.54
0064742199   7.5      360000    19980701   20280601   2517.18    360   80        480,000   75.89         341,495.87
0064742547   7.625    316000    19980701   20280601   2236.63    360   85.41     370,000   82.74         306,119.54
0064751287   7.625    428000    19980601   20280501   3029.36    360   58.79     728,000   57.18         416,284.65
0064753522   7.75     500000    19980701   20280601   3582.07    360   78.13     640,000   76.1          487,066.40
0064847365   7.125    457000    19980801   20280701   3078.9     360   59.51     768,000   57.32         440,194.92
0064858057   7.375    390000    19980801   20280701   2693.64    360   75        520,000   71.87         373,705.62
0064909239   7.25     320000    19990201   20290101   2182.97    360   65.98     485,000   64.53         312,984.43
0064909310   7.125    350000    19990301   20290201   2358.02    360   35      1,000,000   34.25         342,477.58
0064909646   7.125    281000    19990201   20290101   1893.15    360   44.25     635,000   43.26         274,702.52
0064922430   7.375    320000    19990801   20290701   2210.17    360   85.13     423,000   83.73         314,725.35
0064966712   7.625    945000    19980801   20280701   6688.66    360   63      1,500,000   61.39         920,813.72
0064967921   7.125    385600    19980901   20280801   2597.86    360   80        485,000   75.18         362,364.29
0065024788   7.25     550000    19990401   20290301   3751.97    360   79.71     690,000   78.11         538,954.57
0065024974   7.125    288000    19990501   20290401   1940.31    360   80        360,000   77.99         280,768.51
0065048784   7.125    450400    19990201   20290101   3034.43    360   80        568,000   78.21         440,306.12
0065049411   7.25     292500    19990201   20290101   1995.37    360   90        325,000   88.03         286,096.77
0065049519   7.125    452000    19990101   20281201   3045.21    360   80        565,000   78.13         441,438.19
0065050061   7.25     350000    19990201   20290101   2387.62    360   88.05     406,000   85.77         340,951.48
0065052641   7.25     425000    19990101   20281201   2899.25    360   71.09     600,000   69.3          414,249.94
0065080394   7.875    394200    19980901   20280801   2858.23    360   89.29     486,000   87.16         384,800.59
0065088123   7.25     508000    19980701   20280601   3465.46    360   80        635,000   77.72         493,540.78
0065238265   7.125    525000    19990501   20290401   3537.03    360   65.63     800,000   64.34         514,685.95
0065240227   7.625    400000    19990101   20281201   2831.18    360   88.89     452,000    87           391,501.91
0065267338   7.375    637500    19990401   20290301   4403.06    360   75        850,000   73.5          624,715.78
0065368886   7.375    327750    19980901   20280801   2263.69    360   95        345,000   92.54         319,261.87
0065370023   7.5      550000    19981001   20280901   3845.68    360   74.93     734,000   73.1          536,577.27
0065370287   7.25     440000    19981001   20280901   3001.58    360   80        550,000   77.95         428,747.48
0065371976   7.625    560000    19981001   20280901   3963.65    360   80        700,000   78.09         546,629.30
0065448740   7.25     372000    19990101   20281201   2537.7     360   80        465,000   78.18         363,517.06
0065452003   7.25     318000    19990201   20290101   2169.33    360   79.77     405,000   77.97         310,813.69
0065452046   7.125    392000    19990301   20290201   2640.98    360   68.77     570,000   66.88         381,232.92
0065452674   7.125    324000    19990301   20290201   2182.85    360   90        365,000   87.7          315,715.83
0065452721   7.125    280000    19990601   20290501   1886.42    360   89.78     312,000   88.09         274,754.11
0065464745   7.125    582000    19990201   20290101   3921.05    360   77.09     755,000   75.35         568,891.64
0065464893   7.125    388800    19990401   20290301   2619.42    360   80        509,000   78.27         380,377.34
0065466900   7.125    416250    19990401   20290301   2804.36    360   75        555,000   73.46         407,690.89
0065467141   7.125    420800    19990301   20290201   2835.01    360   73.82     570,000   72.24         411,759.63
0065548094   7.5      368000    19981001   20280901   2573.11    360   80        460,000   78.05         359,018.95
0065602463   7.125    825000    19981201   20281101   5558.18    360   74.32   1,110,000   72.52         804,967.41
0065704657   7.25     719600    19990201   20290101   4908.95    360   70      1,030,000   68.47         703,847.02
0065705629   7.125    316000    19990201   20290101   2128.96    360   52.67     600,000   51.49         308,916.78
0065711939   7.125    880000    19990301   20290201   5928.73    360   80      1,100,000   78.28         861,094.25
0065722779   7.125    507850    19990301   20290201   3421.48    360   67.71     750,000   66.26         496,939.54
0065731727   7.25     297000    19990401   20290301   2026.07    360   77.14     385,000   75.59         291,035.30
0065731808   7.125    855000    19990401   20290301   5760.3     360   71.25   1,200,000   69.76         837,108.94
0065732073   7.125    300000    19990101   20281201   2021.16    360   75.11     402,000   68.07         271,869.39
0065732154   7.125    315000    19990201   20290101   2122.22    360   70        450,000   68.43         307,940.41
0065732367   7.125    279000    19990301   20290201   1879.68    360   53.65     520,000   50.88         264,599.78
0065733100   7.125    393750    19990101   20281201   2652.77    360   75        525,000   73.25         384,558.37
0065733428   7.125    284000    19990101   20281201   1913.37    360   74.74     380,000   72.99         277,370.13
0065734211   7.125    425000    19990301   20290201   2863.31    360   77.27     550,000   75.61         415,869.32
0065734581   7.375    375000    19990101   20281201   2590.04    360   87.21     430,000    85           365,481.63
0065736117   7.375   1000000    19990201   20290101   6906.76    360   58.82   1,700,000   57.57         978,618.58
0065736664   7.375    408000    19990201   20290101   2817.96    360   80        510,000   78.29         399,276.30
0065736711   7.375    320000    19990201   20290101   2210.17    360   80        410,000   76.37         305,474.71
0065737211   7.125    300000    19990201   20290101   2021.16    360   80        375,000   78.21         293,276.62
0065737717   7.125    384000    19990201   20290101   2587.08    360   80        485,000   75.94         364,525.01
0065738462   7.5      303000    19990101   20281201   2118.63    360   89.91     340,000   87.95         296,408.22
0065739515   7.375    400000    19990101   20281201   2762.71    360   64        630,000   62.57         391,090.30
0065739825   7.5      305000    19990101   20281201   2132.61    360   79.22     385,000   77.5          298,364.85
0065747046   7.125    450000    19990201   20290101   3031.74    360   58.06     775,000   56.76         439,914.94
0065751108   7.25     470000    19990201   20290101   3206.23    360   54.34     865,000   53.15         459,710.37
0065765494   7.125    323700    19990101   20281201   2180.83    360   79.99     405,000   77.93         315,354.19
0065765541   7.125    337500    19990301   20290201   2273.81    360   90        375,000   87.92         329,693.18
0065765818   7.125    450000    19990301   20290201   3031.74    360   69.98     643,000   68.47         440,242.21
0065766491   7.125    311000    19990301   20290201   2095.27    360   73.18     425,000   71.6          304,318.46
0065767748   7.125    628000    19990301   20290201   4230.96    360   62.8    1,000,000   60.98         609,808.38
0065768060   7.125    314000    19990401   20290301   2115.48    360   77.53     405,000   75.94         307,543.51
0065771435   7.125    410000    19990301   20290201   2762.25    360   71.3      575,000   68.18         392,047.75
0065772300   7.25     303000    19990401   20290301   2067       360   74.81     405,000   73.31         296,914.41
0065829131   7.25     371000    19990201   20290101   2530.88    360   70        530,000   68.47         362,878.28
0066007259   7.125    401000    19990201   20290101   2701.62    360   58.97     680,000   57.65         392,013.00
0066009600   7.25     318500    19990301   20290201   2172.74    360   52.64     605,000   51.52         311,687.83
0066022801   7.125    300000    19990301   20290201   2021.16    360   67.42     445,000   65.82         292,921.15
0066078148   8.25     350000    19990101   20281201   2629.44    360   74.95     467,000   73.18         341,764.97
0066081271   7.25     308000    19990301   20290201   2101.11    360   66.96     460,000   64.08         294,766.58
0066118107   7.5      497000    19990201   20290101   3475.1     360   41.42   1,200,000   40.55         486,619.74
0066164567   7.25     300000    19981201   20281101   1212.63    360   29.56   1,068,000   17.1          173,543.00
0066172021   7.25     338800    19990101   20281201   2311.22    360   80        431,000   78.18         331,074.07
0066203970   7.25     420000    19990601   20290501   2865.15    360   80        565,000   78.54         412,315.47
0066205115   7.125    390000    19990501   20290401   2627.51    360   56.03     698,000   54.93         382,338.07
0066244021   7.25     292500    19990101   20281201   1995.37    360   75        390,000   73.29         285,829.60
0066255317   7.5      300800    19990101   20281201   2103.24    360   80        376,000   74.22         279,053.39
0066255660   7.125    311200    19981201   20281101   2096.62    360   78.78     395,000   75.8          299,424.97
0066260795   7.25     285000    19981201   20281101   1944.21    360   82.61     345,000   79.41         273,959.12
0066326851   7.125    420000    19990101   20281201   2829.62    360   80        525,000   78.13         410,195.63
0066327598   7.25     283850    19990101   20281201   1936.36    360   49.8      575,000   48.66         277,377.23
0066332354   7.125    296000    19990301   20290201   1994.21    360   78.93     375,000   77.21         289,531.52
0066337429   7.25     344000    19990101   20281201   2346.69    360   80        435,000   78.18         336,155.58
0066642795   7.125    355000    19990301   20290201   2391.71    360   42.26     840,000   41.34         347,251.34
0066645549   7.125    318000    19990301   20290201   2142.43    360   70.67     450,000   68.13         306,606.97
0066651832   7.125    280000    19990401   20290301   1886.42    360   76.71     365,000   75.13         274,242.46
0066652855   7.25     387000    19990401   20290301   2640.03    360   74.14     522,000   72.65         379,227.81
0066737338   7.125    304850    19990401   20290301   2053.84    360   74.99     406,500   73.45         298,581.49
0066737346   7.125    385000    19990401   20290301   2593.82    360   74.76     515,000   73.22         377,083.61
0066749867   7.125    280000    19990401   20290301   1886.42    360   70        400,000   68.56         274,242.46
0066818168   7.125    301000    19990301   20290201   2027.9     360   56.79     530,000   55.57         294,533.23
0066818419   7.875    336000    19990301   20290201   2436.24    360   87.96     382,000   86.3          329,660.24
0066820014   7.375    280000    19990301   20290201   1933.9     360   76.71     365,000   71.9          262,417.01
0066835526   7.25     470000    19990301   20290201   3206.23    360   72.31     650,000   70.79         460,137.45
0066836557   7.125    301275    19990401   20290301   2029.75    360   90        347,000   87.98         294,522.80
0066845025   7.125    336000    19990401   20290301   2263.7     360   80        420,000   78.36         329,091.08
0066845173   7.125    450000    19990401   20290301   3031.74    360   72.58     620,000   71.09         440,747.01
0066928079   7.125    342400    19990401   20290301   2306.82    360   73.63     465,000   71.84         334,054.83
0066929105   7.125    334000    19990501   20290401   2250.22    360   71.83     465,000   70.41         327,428.51
0071550990   8.375    616000    19990801   20280601   4721.84    347   75.12     820,000   71.63         587,397.86
0071595417   8.25     285500    19990801   20280801   2160.55    349   79.99     357,000   78.79         281,214.77
0071598585   8.25     980000    19991001   20290901   7362.41    360   63.23   1,550,000   62.46         968,069.56
4061459477   8        388000    19970201   20270101   2847.01    360   80        485,000   76.83         372,611.00
4061473098   7.875    430000    19970101   20261201   3117.8     360   59.31     725,000   56.85         412,144.08
4061484897   7.75     290000    19970101   20261201   2077.6     360   65.91     440,000   57.62         253,514.75
4061490753   7.875    292000    19970101   20261201   2117.21    360   80        365,000   76.01         277,444.95
4061498194   8        422000    19970101   20261201   3096.49    360   68.62     615,000   64.16         394,562.30
4061539211   7.75     467000    19970201   20270101   3345.65    360   77.83     600,000   74.6          447,620.67
4061608677   8        650000    19970501   20270401   4769.47    360   70.04     928,000   67.46         626,019.75
4061609790   7.875    294000    19970301   20270201   2131.71    360   58.8      500,000   56.47         282,350.62
4061631067   7.875    424000    19970201   20270101   3074.3     360   80        530,000   76.75         406,797.72
4061667657   8        500000    19970401   20270301   3668.83    360   60.61     825,000   58.31         481,094.82
4063360905   7.25     800000    19980401   20280301   5457.42    360   64      1,250,000    62           774,986.36
4063856282   7.25     337000    19980401   20280301   2298.94    360   83.21     405,000   80.61         326,462.91
4063906665   7.375    300000    19980501   20280401   2072.03    360   61.22     490,000   59.41         291,116.13
4063991733   7.375    568000    19980401   20280301   3923.04    360   80        710,000   77.56         550,644.41
4064066691   7.5      338000    19980501   20280401   2363.35    360   79.53     425,000   77.23         328,219.92
4064126792   7.25     336000    19980401   20280301   2292.12    360   80        420,000   77.5          325,494.14
4064257415   7.375    348000    19980401   20280301   2403.55    360   80        440,000   63.11         274,510.10
4064303250   7.5      320000    19980801   20280701   2237.49    360   78.05     410,000    76           311,615.88
4064317797   7.375    474000    19980601   20280501   3273.81    360   72.92     650,000   70.83         460,407.56
4064397054   7.375    295000    19980801   20280701   2037.5     360   79.87     374,000   74.07         273,583.03
4064397989   7.375    436000    19980801   20280701   3011.35    360   67.6      645,000   65.78         424,307.10
4064569082   7.25     380000    19980601   20280501   2592.27    360   76.77     495,000   72.87         360,728.78
4064572821   7.5      367500    19980601   20280501   2569.62    360   75        490,000   72.59         355,667.04
4064573803   7.25     298000    19980901   20280801   2032.89    360   77.4      385,000   75.35         290,100.42
4064624960   7.125    700000    19980601   20280501   4716.03    360   66.67   1,050,000   57.76         606,447.67
4064642640   7.25     962500    19980701   20280601   6565.95    360   70        375,000   67.64         930,032.63
4064676036   7.5      935000    19980701   20280601   6537.66    360   56.67   1,650,000   55.13         909,655.97
4064707922   7.25     386000    19980701   20280601   2633.21    360   65.15     595,000   63.3          375,039.45
4064713136   7.25     325500    19980701   20280601   2220.49    360   78.43     415,000   73.05         303,161.12
4064715545   7.25     361600    19980701   20280601   2466.75    360   80        452,000   77.73         351,332.58
4064793328   7.125    335000    19980901   20280801   2256.96    360   77.01     435,000   74.92         325,911.26
4064825062   7.25     296000    19980701   20280601   2019.25    360   80        370,000   77.7          287,506.66
4064894415   7.375    400000    19980701   20280601   2762.71    360   77.67     515,000   75.51         388,902.12
4064900410   7.25     384000    19980801   20280701   2619.56    360   64        600,000   62.09         372,545.35
4064904271   7.125    448000    19980801   20280701   3018.26    360   80        560,000   77.75         435,415.14
4064963087   7.5      340000    19980801   20280701   2377.33    360   80        430,000   77.9          331,092.04
4065106926   7.625    313000    19980801   20280701   2215.4     360   79.24     395,000   77.21         304,988.96
4065472393   7.125    300000    19990201   20290101   2021.16    360   48.62     617,000   47.53         293,269.66
4065552137   7.25     578850    19981001   20280901   3948.78    360   79.98     724,000   77.94         564,046.68
4065777007   7.25    1000000    19990501   20290401   6821.77    360   37.74   2,650,000   37.01         980,813.21
4065786537   7.125    742000    19990201   20290101   4999       360   70      1,060,000   68.43         725,370.94
4065897656   7.25     328500    19990301   20290201   2240.95    360   77.29     425,000   75.67         321,606.73
4065930697   7.375    300000    19990301   20290201   2072.03    360   75        400,000   73.46         293,851.60
4065938500   7.25     332000    19990401   20290301   2264.83    360   80        415,000   78.39         325,332.44
4065938815   7.125    380000    19990401   20290301   2560.14    360   47.5      800,000   46.52         372,186.25
4065950786   7.25     295000    19990401   20290301   2012.43    360   77.43     381,000   75.83         288,893.77
4066123813   7.375    298450    19981201   20281101   2061.32    360   90        435,000   87.91         291,534.51
4066298276   7.125    319000    19990101   20281201   2149.17    360   77.8      410,000   75.99         311,553.16
4066350457   7.125    294000    19990301   20290201   1980.74    360   73.5      400,000   71.77         287,070.88
4066376536   7        587200    19990101   20281201   3906.66    360   80        734,000   78.09         573,169.04
4066390156   7        800000    19990301   20290201   5322.42    360   58.18   1,375,000   56.9          782,405.56
4066593593   7.25     281000    19990401   20290301   1916.92    360   57.35     490,000   56.2          275,356.66
4066623911   7.125    392000    19990401   20290301   2640.98    360   39.2    1,000,000   38.39         383,939.69
4066674450   7.125    488000    19990601   20290501   3287.75    360   79.87     680,000   78.37         478,857.45
4066830946   7.125    315000    19990301   20290201   2122.22    360   41.18     765,000   40.29         308,232.50
4066842768   7        595000    19990401   20290301   3958.55    360   53.36   1,115,000   51.79         577,507.41
4103509628   8.5      298800    19950301   20250201   2288.04    360   90        340,000   84.46         280,413.78
4105537999   7.375    300000    19951001   20250901   2072.03    360   80      1,375,000   75.06         281,488.30
4160486439   7.125    516750    19960301   20260201   3481.45    360   75        750,000   70.61         486,479.05
4160943892   7.875    313500    19970101   20261201   2273.1     360   75.72     414,000   71.45         295,821.54
4161046000   8        348000    19961001   20260901   2553.5     360   80        435,000   73.78         320,943.06
4161104676   7.75     360000    19970301   20270201   2579.09    360   80        450,000   76.76         345,406.43
4161306461   7.875    380000    19970101   20261201   2755.27    360   72.38     525,000   69.38         364,220.05
4161336492   7.75     375000    19970201   20270101   2686.55    360   71.43     525,000   68.46         359,438.48
4161393717   8        280800    19970101   20261201   2060.42    360   75.48     372,000   72.13         268,331.63
4161417276   7.875    460000    19970301   20270201   3335.32    360   72.16     637,500   64.96         414,129.11
4161429792   7.75     450000    19970301   20270201   3223.86    360   60        750,000   57.57         431,761.55
4161450343   7.875    303000    19970401   20270301   2196.97    360   66.59     455,000   64.02         291,279.27
4161458486   8.125    336000    19970201   20270101   2494.8     360   80        420,000   76.9          322,965.10
4161462413   7.625    350000    19970301   20270201   2477.28    360   37.04     945,000   26.87         253,895.08
4161463007   7.25     376000    19970301   20270201   2564.99    360   76.27     493,000   72.89         359,331.35
4161473568   7.75     285000    19970101   20261201   2041.78    360   74.03     385,000   70.83         272,680.42
4161474541   7.75     525000    19970101   20261201   3761.17    360   75        700,000   71.81         502,702.13
4161475274   7.75     322000    19970101   20261201   2306.85    360   56.29     610,000   53.9          308,324.31
4161481181   7.875    309900    19970101   20261201   2247       360   79.97     390,000   76.65         297,030.76
4161483310   7.875    313000    19970101   20261201   2269.47    360   75.42     415,000   70.19         291,290.67
4161484979   8        297500    19970101   20261201   2182.95    360   70        425,000   65.28         277,422.75
4161486008   8.125    283100    19970101   20261201   2102.01    360   95        298,000   90.55         269,846.57
4161493574   7.625    460800    19970401   20270301   3261.52    360   79.92     577,000   76.68         442,149.97
4161497328   7.75     510000    19970201   20270101   3653.71    360   71.83     710,000   68.85         488,836.25
4161497542   8        277000    19970201   20270101   2032.53    360   79.98     360,000   76.8          266,013.56
4161498300   7.875    375000    19970101   20261201   2719.02    360   74.26     505,000   71.17         359,427.48
4161498581   7.75     396000    19970101   20261201   2837       360   80        500,000   76.56         378,963.78
4161499332   8        400000    19970101   20261201   2935.06    360   58.39     685,000   56.02         383,761.02
4161529377   7.75     292000    19970201   20270101   2091.93    360   80        365,000   75.1          274,105.17
4161535622   7.5      445000    19970301   20270201   3111.51    360   62.68     710,000    60           425,991.73
4161538196   7.625    290000    19970301   20270201   2052.61    360   67.84     427,500   65.02         277,978.05
4161538709   7.625    368800    19970201   20270101   2610.35    360   79.31     465,000   75.9          352,949.34
4161600665   7.875    423000    19970501   20270401   3067.05    360   76.91     550,000   73.07         401,903.95
4161603966   7.875    494000    19970301   20270201   3581.85    360   74.85     660,000   71.37         471,028.86
4161606035   7.625    370800    19970201   20270101   2624.5     360   79.74     465,000   76.36         355,062.88
4161613544   7.875    298200    19970401   20270301   2162.16    360   63.45     470,000   60.99         286,665.27
4161629086   7.75     320000    19970201   20270101   2292.52    360   71.91     445,000   68.93         306,720.98
4161631009   7.75     458000    19970301   20270201   3281.17    360   61.07     750,000   58.1          435,720.82
4161631140   7.75     360000    19970201   20270101   2579.09    360   80        450,000   74.81         336,662.44
4161634300   8.125    339000    19970401   20270301   2517.07    360   62.78     540,000   60.46         326,471.58
4161635737   8.25     314000    19970201   20270101   2358.98    360   78.5      400,000   75.53         302,100.74
4161643616   8        284000    19970501   20270401   2083.9     360   16.23   1,750,000   13.19         230,848.89
4161645934   7.5      279200    19970301   20270201   1952.21    360   80        350,000   76.57         267,237.78
4161651239   7.375    352000    19970501   20270401   2431.18    360   80        440,000   76.69         337,455.99
4161653508   7.875    344000    19970501   20270401   2494.24    360   80        430,000   76.98         331,015.83
4161656071   8        282000    19970401   20270301   2069.22    360   75.81     375,000   72.94         271,337.49
4161676160   8.25     605000    19970401   20270301   4545.17    360   79.08     765,000   76.18         582,800.72
4161676335   7.875    310000    19970401   20270301   2247.72    360   75.61     415,000   72.69         298,008.80
4161676640   8        300000    19970401   20270301   2201.3     360   22.9    1,310,000   22.03         288,656.76
4161692050   7.5      450000    19970601   20270501   3146.47    360   72.58     620,000   69.72         432,264.90
4162277257   7.625    282400    19970501   20270401   1998.81    360   80        353,000   75.44         266,301.18
4162288882   7.875    320000    19970501   20270401   2320.23    360   80        400,000   76.98         307,921.32
4162292645   7.875    400000    19970601   20270501   2900.28    360   52.15     767,000   50.23         385,273.98
4162302055   7.875    279200    19970401   20270301   2024.4     360   80        349,000   76.91         268,400.09
4162434072   7.25     563750    19970801   20270701   3845.77    360   80        705,000   76.86         541,659.72
4163079298   7.125    488000    19980701   20280601   3287.75    360   80        610,000   77.68         473,819.80
4163261482   7.25     347767    19980601   20280501   2372.39    360   80        435,000   76.16         331,095.05
4163784756   7.125    361500    19980401   20280301   2435.5     360   45.19     800,000   43.74         349,921.26
4163806997   7.625    900000    19981001   20280901   6370.15    360   41.57   2,165,000   40.58         878,545.99
4163869383   7.625    400000    19980501   20280401   2831.18    360   53.33     750,000   51.83         388,691.92
4163908983   7.375    400000    19980501   20280401   2762.71    360   80        500,000   77.54         387,690.83
4163945233   7.5      445000    19980501   20280401   3111.51    360   64.49     690,000   60.97         420,659.58
4164047575   7.25     368000    19980601   20280501   2510.41    360   80        460,000   77.65         357,200.61
4164048508   7.25     300600    19980401   20280301   2050.63    360   78.9      381,000   76.43         291,200.97
4164064612   7.625    297000    19980601   20280501   2102.15    360   90        330,000   87.54         288,870.41
4164138770   7.25     360000    19980401   20280301   2455.83    360   80        450,000   76.16         342,732.47
4164143036   7.5      300000    19980601   20280501   2097.65    360   48.78     615,000   47.41         291,594.59
4164155568   7.25     296100    19980701   20280601   2019.92    360   90        332,000   87.44         287,692.58
4164253652   7.5      436000    19980601   20280501   3048.58    360   60.14     725,000   56.98         413,118.98
4164255228   7.125    465000    19980501   20280401   3132.8     360   74.04     628,000   71.75         450,581.09
4164264899   8.125    323100    19980701   20280601   2399.01    360   90        359,000   87.83         315,314.04
4164328090   7.375    377600    19980501   20280401   2607.99    360   80        475,000   77.05         363,662.50
4164370100   7.375    293200    19980601   20280501   2025.06    360   65.16     450,000   63.29         284,792.41
4164396295   7.25     336000    19980501   20280401   2292.12    360   80        420,000   77.58         325,817.78
4164415657   7.625    510000    19980601   20280501   3609.75    360   33.44   1,525,000   32.53         496,040.19
4164416242   7.75     348600    19980601   20280501   2497.42    360   38.95     895,000   37.77         338,016.11
4164504138   7.125    315000    19980601   20280501   2122.22    360   75.72     425,000   73.45         305,540.39
4164551667   7.25     650000    19980601   20280501   4434.15    360   76.47     865,000   74.23         630,924.98
4164568091   7.125    330000    19980501   20280401   2223.28    360   76.74     430,000   74.36         319,767.12
4164592653   7.5      318400    19980801   20280701   2226.3     360   76.72     415,000   74.71         310,057.94
4164596456   7.25     375000    19980801   20280701   2558.17    360   62.5      600,000   60.66         363,959.99
4164597041   7.625    282000    19980701   20280601   1995.98    360   65.58     430,000   63.84         274,531.47
4164624258   7.375    288000    19980601   20280501   1989.15    360   80        360,000   77.71         279,741.30
4164638902   7.625    370000    19980701   20280601   2618.84    360   67.27     550,000   65.49         360,202.25
4164640700   7.125    311200    19980701   20280601   2096.62    360   80        389,000   77.68         302,157.00
4164659387   7.5      512950    19980701   20280601   3586.63    360   79.16     650,000   76.99         498,889.19
4164674808   7.625    455600    19980701   20280601   3224.71    360   80        570,000   66.51         378,797.34
4164694863   7.125    315000    19980801   20280701   2122.22    360   71.59     440,000   69.58         306,151.10
4164722516   7.25     397500    19980701   20280601   2711.66    360   70.98     560,000   68.85         385,533.88
4164777874   7.25     563600    19980801   20280701   3844.75    360   80        704,500   75.27         530,285.16
4164830863   7.25     287200    19980701   20280601   1959.22    360   80        359,000   77.73         279,044.81
4164894687   7.25     326500    19980801   20280701   2227.31    360   67.32     485,000   64.82         314,359.70
4164904833   7.25     280000    19980701   20280601   1910.1     360   56.6      530,000   77.73         272,049.35
4164916084   7.125    300000    19990501   20290401   2021.16    360   56.6      530,000   43.55         230,822.80
4165003866   7.5      429900    19980801   20280701   3005.93    360   73.5      589,000   71.57         418,636.45
4165038771   7.625    291250    19980801   20280701   2061.45    360   73.73     395,000   71.84         283,748.93
4165071707   7.25     294000    19990201   20290101   2005.6     360   65.33     450,000   63.9          287,564.03
4165162951   7.125    820000    19981101   20281001   5524.5     360   80      1,025,000   77.98         799,314.68
4165163686   7.125    400000    19981001   20280901   2694.88    360   80        500,000   77.91         389,529.73
4165228877   7.25     289500    19980901   20280801   1974.91    360   79.99     362,000   77.4          280,125.93
4165296452   7.625    348750    19981001   20280901   2468.44    360   75        465,000   73.21         340,436.35
4165299142   7.25     405200    19981201   20281101   2764.18    360   47.12     860,000   45.49         391,211.96
4165322464   7.25     497000    19980901   20280801   3390.42    360   60.24     825,000   58.65         483,825.36
4165380462   7.125    300000    19981101   20281001   2021.16    360   70.59     425,000   68.81         292,432.14
4165552268   7        600000    19981201   20281101   3991.82    360   64.86     925,000   63.25         585,087.68
4165573561   7.125    650000    19990101   20281201   4379.18    360   68.42     960,000   23.32         221,540.58
4165776412   7.25     372500    19990501   20290401   2541.11    360   25.43   1,465,000   24.32         356,299.83
4165804487   7        589000    19990301   20290201   3918.64    360   49.08   1,200,000   47.67         572,022.56
4165856438   7.25     416000    19990301   20290201   2837.86    360   25.68   1,620,000   25.14         407,270.45
4165895808   7.125    333000    19990201   20290101   2243.49    360   80        416,500   78.21         325,537.00
4165934490   7.375    650000    19990201   20290101   4489.39    360   65      1,000,000   63.61         636,102.18
4165934664   7.125    354450    19990101   20281201   2388       360   85        417,000   83.02         346,175.72
4165948136   7        914000    19990401   20290301   6080.87    360   58.97   1,550,000   57.73         894,759.70
4166133183   7.125    300000    19990201   20290101   2021.16    360   55.97     536,000   54.72         293,276.62
4166174120   7.25     550000    19990101   20281201   3751.97    360   70.97     775,000   69.32         537,224.28
4166240897   7.25     395150    19990201   20290101   2695.62    360   79.99     495,000   78.24         386,499.81
4166267908   7.125    315000    19981201   20281101   2122.22    360   74.12     425,000   72.32         307,351.02
4166299810   7.125    300000    19990101   20281201   2021.16    360   78.95     380,000   77.1          292,996.79
4166346462   7.25     720000    19990101   20281201   4911.67    360   68.57   1,050,000   67.01         703,581.61
4166387284   7.25     327000    19990301   20290201   2230.72    360   49.92     655,000   46.4          303,942.08
4166541369   7.125    404000    19990401   20290301   2721.83    360   48.38     835,000   47.39         395,692.82
4166622755   7.25     307000    19990201   20190101   2426.46    240   72.24     425,000   67.43         286,569.65
4166832552   7.125    517000    19990401   20290301   3483.13    360   74.07     698,000   72.55         506,369.40
4166848210   7.125    534000    19990301   20290201   3597.66    360   75.74     705,000   74.12         522,527.69
4209401209   7.875    293600    19900301   20190501   2139.03    360   74.9      392,000   63.16         247,591.34
4209815739   8.5      344000    19920701   20120601   2985.32    240   79.08     435,000   59.65         259,473.25
4261079810   8        350000    19961201   20261101   2568.18    360   77.99     500,000   74.75         335,461.21
4261284121   7.875    290000    19970301   20270201   2102.71    360   72.5      400,000   69.63         278,509.00
4261436994   7.625    308000    19970201   20270101   2180.01    360   80        385,000   76.6          294,928.04
4261442547   8        475000    19970201   20270101   3485.39    360   42.22   1,125,000   40.55         456,160.14
4261456638   7.75     463200    19970101   20261201   3318.43    360   61.84     760,000   58.54         438,419.80
4261459061   7.875    451000    19970201   20270101   3270.07    360   65.36     690,000   62.71         432,702.21
4261538617   7.75     393750    19970201   20270101   2820.88    360   75        525,000   71.89         377,410.28
4261628830   8        432000    19970401   20270301   3169.87    360   80        540,000   76.98         415,665.88
4262393475   7.875    319000    19970601   20270501   1534.93    360   79.95     399,000   50.99         203,456.44
4263409684   7.5      459000    19980701   20280601   3209.4     360   83.45     550,000   81.11         446,128.64
4263893002   7.5      280000    19980501   20280401   1957.81    360   65.12     430,000   60.22         258,949.56
4263944474   7.125    278900    19980301   20280201   1879.01    360   80        350,000   77.36         269,701.18
4264125743   7.375    360000    19980501   20280401   2486.44    360   68.57     525,000   65.01         341,310.71
4264133846   7.125    325000    19980601   20280501   2189.59    360   52        625,000   50.44         315,240.14
4264148570   7.25     333000    19980501   20280401   2271.65    360   79.29     420,000   76.88         322,908.87
4264417041   7.125    300000    19980501   20280401   2021.16    360   78.43     390,000    76           290,697.50
4264448939   7.375    812800    19980801   20280701   5613.81    360   67.73   1,200,000   56.71         680,566.75
4264519390   7.5      419300    19980601   20280501   2931.81    360   70        599,000   67.66         405,295.84
4264632342   7.5     1100000    19980701   20280601   7691.36    360   53.66   2,050,000   52.2        1,070,183.70
4264716871   7.25     999950    19980701   20280601   6821.43    360   66.66   1,500,000   64.77         971,556.78
4264717713   7.5      320000    19980701   20280601   2237.49    360   80        400,000   76.35         305,418.04
4264729221   7.5      748000    19980701   20280601   5230.13    360   62.33   1,200,000   60.64         727,724.70
4264902075   7.375    278000    19980701   20280601   1920.08    360   66.19     420,000   64.35         270,287.10
4264904170   7.25     289150    19980701   20280601   1972.52    360   52.57     550,000   51.08         280,939.52
4264915499   7.125    389000    19990201   20290101   2620.77    360   63.36     614,000   61.89         379,974.75
4265005423   7.375    359100    19980701   20280601   2480.22    360   90        399,000   86.17         343,817.90
4265007668   7.5      840000    19980901   20280801   5873.41    360   70      1,200,000   68.23         818,748.06
4265012858   7.25     312800    19981001   20280901   2133.85    360   80        391,000   77.86         304,423.00
4265055154   7.25     342500    19980901   20280801   2336.46    360   79.65     430,000   77.44         332,974.19
4265149122   7.25     322500    19981001   20280901   2200.02    360   76.79     420,000   74.82         314,252.45
4265226540   7.125    276750    19981201   20281101   1864.52    360   90        307,500   87.16         268,031.20
4265452062   7.125    350000    19991101   20291001   2358.02    360   56        625,000   55.2          345,008.92
4265543266   7        650000    19981101   20281001   4324.47    360   56.52   1,325,000   55.06         633,218.02
4265670440   7.25     750000    19981201   20281101   5116.33    360   78.95     950,000   77.07         732,208.93
4265792129   7.625    339800    19990201   20290101   2405.09    360   51.48     660,000   50.43         332,870.76
4265857716   7.25     315000    19990301   20290201   2148.86    360   50.4      625,000   49.34         308,389.88
4265916181   7.125    407000    19990201   20290101   2742.04    360   79.96     509,000   77.13         392,567.75
4265948267   7.25     492000    19990401   20290301   3356.31    360   69.79     705,000   68.39         482,119.30
4265951188   7.125    468750    19990501   20290401   3158.06    360   75        625,000   73.46         459,133.85
4266390980   7        566400    19990301   20290201   3768.28    360   80        708,000   78.21         553,692.46
4266508003   7       1000000    19990201   20290101   6653.03    360   23.81   4,200,000   23.26         977,058.83
4266541830   7.125    382000    19990501   20290401   2573.61    360   85.46     565,000   83.68         374,049.51
4266594169   7.125    500000    19990501   20290401   3368.6     360   52.08     960,000   51.06         490,177.08
4305865604   7.25     350000    19951101   20251001   2387.62    360   80        450,000   75.05         328,342.15
4307608713   7.125   1250000    19940101   20220501   8558.71    341   53.19   2,350,000   46.54       1,093,687.79
4360067682   8.25     581250    19980101   20260801   4414.18    344   75        775,000   71.14         551,310.61
4360851812   7.75     360000    19971101   20260901   2350.76    347   80        450,000   69.61         313,223.48
4361424015   7.5      368000    19970301   20270201   2573.11    360   72.16     510,000   69.1          352,398.78
4361424320   7.625    460000    19970301   20270201   3255.86    360   60.53     760,000   57.85         439,682.84
4361458476   7.75     337500    19970201   20270101   2417.9     360   75        450,000   71.89         323,494.35
4361500004   7.75     542500    19970101   20261201   3886.54    360   74.06     743,000   69.62         509,932.68
4361536255   7.875    564000    19970201   20270101   4089.4     360   64.46     875,000   57.62         504,173.68
4361539333   7.75     360000    19970201   20270101   2579.09    360   55.38     650,000   53.09         345,060.77
4361607361   7.875    320000    19970601   20270501   2320.23    360   80        407,000   77.05         308,218.86
4361627005   8        300000    19970401   20270301   2201.3     360   80        375,000   76.97         288,650.27
4361631353   8        313000    19970201   20270101   2296.69    360   79.24     395,000   76.06         300,453.47
4361645890   7.75     301000    19970301   20270201   2156.41    360   70        430,000   67.16         288,800.21
4361651922   7.875    400000    19970501   20270401   2900.28    360   54.42     735,000   50.11         368,315.68
4361666961   7.875    540000    19970401   20270301   3915.38    360   80        675,000   76.91         519,112.29
4362269450   7.75     439200    19970601   20270501   3146.49    360   80        549,000   76.99         422,657.69
4362272546   7.875    328000    19970701   20270601   2378.23    360   80        410,000   77.12         316,189.46
4362277693   7.75     350000    19970501   20270401   2507.45    360   50.72     690,000   48.77         336,485.15
4363079932   7.5      311500    19980601   20280501   2178.06    360   59.33     525,000   57.67         302,772.35
4363181050   7.25     372600    19980601   20280501   2541.79    360   89.78     415,000   87.15         361,665.68
4363783368   7.625    412000    19980401   20280301   2916.12    360   71.65     575,000   69.56         399,980.29
4363871205   7.375    450000    19980501   20280401   3108.04    360   75        600,000   72.74         436,451.00
4364065104   7.5      278000    19980401   20280301   1943.82    360   79.43     350,000   73.96         258,850.56
4364151128   7.25     290000    19980601   20280501   1978.32    360   71.6      405,000   69.35         280,864.66
4364213779   7.25     281250    19980701   20280601   1918.63    360   75        375,000   71.41         267,772.03
4364216541   7.75     342000    19980601   20280501   2450.13    360   76        450,000   73.97         332,855.10
4364375297   7.375    435000    19980501   20280401   3004.44    360   77.68     560,000   75.37         422,076.21
4364404329   7.25     428000    19980701   20280601   2919.72    360   80        535,000   77.73         415,847.04
4364519332   7.5      297700    19980801   20280701   2081.57    360   66.16     450,000   64.36         289,609.70
4364571341   7.125    354800    19980601   20280501   2390.36    360   77.13     460,000   74.74         343,792.86
4364584310   7.625    350000    19980801   20280701   2477.28    360   66.04     530,000   64.2          340,261.52
4364618159   7.25     280000    19980701   20280601   1910.1     360   80        350,000   77.72         272,032.26
4364629818   7.375    300000    19980701   20280601   2072.03    360   75        400,000   72.92         291,676.71
4364640187   7.125    364500    19980601   20280501   2455.71    360   90        415,000   87.3          353,553.95
4364652174   7.25     410000    19980801   20280701   2796.93    360   53.59     765,000   52.12         398,745.89
4364703191   7.5      339000    19980701   20280601   2370.34    360   79.76     425,000   77.6          329,811.07
4364894362   7.375    278500    19980801   20280701   1923.54    360   79.57     350,000   77.4          270,904.11
4364904252   7.5      340000    19980701   20280601   2377.33    360   80        426,500   77.83         330,784.04
4364906836   7.5     1000000    19980801   20280701   6992.15    360   41.67   2,400,000   40.58         973,800.03
4364983298   7.25     500000    19980801   20280701   3410.88    360   72.99     685,000   39.07         267,633.16
4365027830   7.25     280000    19991101   20291001   1910.1     360   80        350,000   78.89         276,101.62
4365171547   7.5      455000    19981001   20280901   3181.43    360   60.67     750,000   59.19         443,895.65
4365550328   7.25     480000    19981001   20280901   3274.45    360   80        600,000   77.95         467,724.57
4365552258   7.125    292000    19981201   20281101   1967.26    360   80        365,000   78.06         284,909.63
4365759754   7.375    734000    19990101   20281201   5069.56    360   22.94   3,200,000   22.43         717,651.15
4365853730   7.25     318000    19990301   20290201   2169.33    360   88.33     360,000   86.28         310,615.77
4365977174   7.125    321478    19990501   20290401   2165.86    360   63.03     510,000   60.94         310,788.10
4366068056   7.25     483200    19990201   20290101   3296.28    360   80        604,000   78.25         472,615.90
4366317982   7.25     500000    19990101   20281201   3410.88    360   75.76     660,000   72.62         479,275.85
4366506097   7        750000    19990101   20281201   4989.77    360   68.18   1,100,000   66.55         732,079.06
4366583682   7.125    337500    19990301   20290201   2273.81    360   66.18     510,000   64.75         330,248.43
4403264254   8.125    408000    19970601   20250901   3072.28    340   80        510,000   76.73         391,346.77
4461046098   8.125    300000    19970101   20261201   2227.49    360   44.44     675,000   42.68         288,094.08
4461347439   8        600000    19970101   20261201   4402.59    360   62.83     955,000   59.61         569,256.62
4461372403   7.625    294450    19970401   20270301   2084.1     360   79.99     368,500   76.19         280,452.20
4461440911   8.125    312000    19970101   20261201   2316.6     360   80        390,000   75.15         293,094.13
4461441075   8        485600    19970201   20270101   3563.17    360   80        610,000   76.83         466,339.67
4461457576   7.875    532700    19970101   20261201   3862.45    360   79.99     666,000   75.48         502,665.23
4461473466   7.75     361250    19970201   20270101   2588.04    360   85        530,000   81.47         346,256.65
4461483044   8        324800    19970101   20261201   2383.27    360   80        406,000   66.75         270,997.25
4461494983   7.875    483000    19970201   20270101   3502.09    360   42.93   1,125,000   41.19         463,404.07
4461527428   7.75     418750    19970201   20270101   2999.98    360   69.79     600,000   66.9          401,373.02
4461536783   7.75     392000    19970201   20270101   2808.34    360   75.1      522,000   71.98         375,733.04
4461602916   7.75     460000    19970201   20270101   3295.5     360   69.7      660,000   64.63         426,581.20
4461611792   7.625    342300    19970401   20270301   2422.78    360   70        489,000   60.78         297,235.68
4461631741   7.75     400000    19970201   20270101   2865.65    360   76.19     525,000   66.1          347,039.91
4461632384   7.875    280000    19970301   20270201   2030.2     360   77.78     360,000   74.7          268,905.40
4461654602   7.625    320000    19970501   20270401   2264.94    360   71.91     445,000   59.31         263,927.63
4461655559   7.875    514000    19970401   20270301   3726.86    360   80        643,000   72.99         468,972.86
4461659890   7.875    345000    19970501   20270401   2501.49    360   66.35     520,000   63.34         329,383.65
4461672117   7.75     600000    19970301   20270201   4298.48    360   58.54   1,025,000   56.16         575,678.31
4461697213   7.625    300000    19970501   20270401   2123.39    360   75        400,000   72.04         288,150.25
4463376022   7.625    340000    19980601   20280501   2406.5     360   89.47     380,000   84.99         322,949.17
4463898769   7.25     600000    19980601   20280501   4093.06    360   73.89     825,000   71.72         582,392.38
4464085242   7.375    413600    19980501   20280401   2856.64    360   59.09     700,000   45.53         318,723.86
4464124306   7.125    464000    19980501   20280401   3126.06    360   80        580,000   70.49         408,826.89
4464125394   7.25     527000    19980401   20280301   3595.07    360   80        660,000   76.72         505,409.05
4464302027   7.5      344000    19980701   20280601   2405.3     360   80        430,000   77.83         334,674.03
4464303140   7.625    455000    19980701   20280601   3220.47    360   56.17     810,000   54.69         442,951.31
4464393539   7.25     325000    19980701   20280601   2217.08    360   67.71     480,000   65.64         315,081.20
4464393679   7.375    328000    19980701   20280601   2265.42    360   79.61     412,000   77.4          318,899.83
4464395153   7.5      353000    19980601   20280501   2468.23    360   32.84   1,075,000   31.9          342,958.92
4464400177   7.25     480000    19980601   20280501   3274.45    360   80        600,000   77.65         465,913.80
4464416058   7.625    334400    19980701   20280601   2366.87    360   80        420,000   77.88         325,544.82
4464484429   7.5      342000    19980601   20280501   2391.32    360   71.25     480,000   69.25         332,417.83
4464485996   7.875    281250    19980501   20280401   2039.26    360   75        375,000   72.96         273,592.82
4464506304   7.375    300000    19980801   20280701   2072.03    360   68.18     440,000   66.35         291,954.44
4464549197   7.25     486750    19980601   20280501   3320.5     360   75        650,000   72.8          472,465.62
4464573213   7.25     481200    19980701   20280601   3282.64    360   80        601,500   77.73         467,536.35
4464575283   7.25     286200    19980701   20280601   1952.39    360   63.6      450,000   61.61         277,251.13
4464618687   7.625    436500    19980601   20280501   3089.52    360   38.26   1,141,000   37.12         423,502.82
4464674441   7.25     370400    19980701   20280601   2526.79    360   80        463,000   77.73         359,882.42
4464706359   7.25     303500    19980601   20280501   2070.41    360   68.98     440,000   66.95         294,593.34
4464823642   7.75    1000000    19980701   20280601   7164.13    360   68.97   1,450,000   67.18         974,133.23
4464898479   7.75     468750    19980701   20280601   3358.19    360   75        625,000   73.06         456,624.79
4464971383   7.5      396000    19990301   20290201   2768.89    360   44.49     890,000   43.6          388,074.37
4464991472   7.125    319300    19990101   20281201   2151.18    360   89.99     355,000   87.89         311,846.48
4465003145   7.25     326400    19980801   20280701   2226.63    360   80        408,000   77.19         314,944.24
4465007658   7.125    276000    19980701   20280601   1859.47    360   80        345,000   77.68         267,979.85
4465193334   7.125    402000    19990101   20281201   2708.35    360   80        510,000   78.13         392,615.83
4465255059   7.25    1000000    19980901   20280801   6821.77    360   63.65   1,585,000   61.97         973,491.61
4465273664   7.25     305000    19981001   20280901   2080.64    360   79.84     382,000   77.79         297,168.47
4465325217   7.25     807000    19981001   20280901   5505.17    360   43.62   1,850,000   42.51         786,361.93
4465478750   7.25     719000    19981101   20281001   4904.85    360   59.92   1,200,000   58.44         701,280.49
4465758409   7.125    300000    19990101   20281201   2021.16    360   80        375,000   76.84         288,135.86
4465805671   7.125    450000    19990201   20290101   3031.74    360   75        600,000   73.32         439,914.94
4465808923   7.125    338000    19990301   20290201   2277.17    360   52.81     640,000   51.68         330,738.52
4465841791   7.125    340000    19990101   20281201   2290.65    360   80        425,000   78.07         331,809.05
4465854315   7.125    375000    19990201   20290101   2526.45    360   75        500,000   73.32         366,595.74
4466093418   7.125    480000    19990201   20290101   3233.85    360   80        600,000   78.21         469,242.76
4466308360   7.375    300000    19990201   20290101   2072.03    360   62.24     482,000   60.91         293,585.53
4466432632   7        696000    19990401   20290301   4630.51    360   38.67   1,800,000   37.43         673,651.04
4466433754   7.125    368000    19990101   20281201   2479.29    360   54.93     670,000   53.14         356,008.18
4507606749   7.875    420000    19901201   20201101   3073.77    360   53.5      785,000   46.92         368,329.87
4560396386   7.5      297600    19960301   20260201   2080.87    360   80        372,000   75.57         281,138.41
4560588537   7.5      342200    19960601   20260501   2392.72    360   76.21     449,000   72.27         324,511.58
4561075799   7.5      293600    19961001   20260901   2052.9     360   80        367,000   74.57         273,681.10
4561190192   7.875    300000    19970101   20261201   2175.21    360   80        375,000   76.68         287,542.41
4561190986   7.5      297000    19970301   20270201   2076.67    360   89.53     331,725   77.96         258,609.98
4561417165   7.75     307000    19970201   20270101   2199.39    360   79.95     384,000   76.09         292,181.47
4561463797   8        302000    19970201   20270101   2215.97    360   60.4      500,000    58           290,022.04
4561464290   7.875    300000    19970201   20270101   2175.21    360   50        600,000   47.85         287,113.30
4561481021   7.625    294100    19970201   20270101   2081.63    360   79.99     372,000   76.6          281,617.78
4561498165   8        533000    19970201   20270101   3910.97    360   53.3    1,000,000   51.19         511,859.95
4561498959   7.75     415000    19970201   20270101   2973.12    360   76.85     545,000   73.66         397,778.26
4561499312   7.875    306000    19970201   20270101   2218.72    360   79.48     385,000   73.34         282,366.16
4561525850   7.75     420000    19970301   20270201   3008.94    360   73.69     620,000   70.7          402,977.26
4561536071   7.75     400000    19970201   20270101   2865.65    360   69.57     575,000   62.65         360,208.92
4561536725   7.625    573500    19970201   20270101   4059.2     360   78.89     727,000   74.04         538,283.23
4561628902   7.75     330000    19970301   20270201   2364.17    360   75        440,000   71.72         315,573.58
4561631799   8.125    400000    19970301   20270201   2969.99    360   86.96     460,000   76.03         349,754.63
4562229916   8.25     303000    19970501   20270401   2276.34    360   78.7      385,000   73.45         282,778.07
4562320640   7.75     350500    19970601   20270501   2511.03    360   78.76     445,000   75.8          337,298.58
4563991845   7.25     420000    19980401   20280301   2865.15    360   79.25     530,000   76.77         406,867.67
4564047381   7.125    400000    19990101   20281201   2694.88    360   71.96     650,500   70.28         390,662.39
4564047555   7.125    600000    19980501   20280401   4042.32    360   61.54     975,000   59.63         581,394.97
4564128868   7.5      395000    19980601   20280501   2761.9     360   73.15     540,000   71.1          383,933.05
4564150615   7.5      307000    19980501   20280401   2146.59    360   72.41     424,000   70.31         298,117.03
4564181370   7.125    355000    19980601   20280501   2391.71    360   78.89     452,000   76.45         344,009.31
4564288142   7.875    314000    19980501   20280401   2276.72    360   62.8      500,000   61.1          305,503.16
4564495655   7.25     305000    19980601   20280501   2080.64    360   61        500,000   59.21         296,049.11
4564654269   7.375    285600    19980801   20280701   1972.57    360   80        357,000   77.85         277,926.54
4564661074   7.375    320000    19980601   20280501   2210.17    360   80        400,000   77.71         310,823.58
4564694448   7.25     475000    19980801   20280701   3240.34    360   79.17     600,000   76.99         461,961.93
4564698332   7.25     420650    19980601   20280501   2869.58    360   79.99     527,500   76.69         403,269.57
4564702233   7.5      448000    19980601   20280501   3132.49    360   76.58     585,000   74.44         435,447.94
4564707380   7.375    291500    19980601   20280501   2013.32    360   76.11     383,000   73.45         281,306.85
4564744037   7.25     300000    19980601   20280501   2046.53    360   44.12     698,000   42.82         291,196.17
4564963983   7.375    360000    19980901   20280801   2486.44    360   80        450,000   77.93         350,676.39
4565215607   7.375    299250    19980801   20280701   2066.85    360   95        315,000   91.18         287,227.84
4565293216   7.375    308000    19981001   20280901   2127.28    360   80        385,000    78           300,305.10
4565633106   7.125    283000    19990101   20281201   1906.63    360   73.51     385,000   71.79         276,393.58
4565851310   7.25     288750    19990701   20290601   1969.79    360   75        385,000   73.69         283,722.51
4565906361   7.375    300000    19990301   20290201   2072.03    360   69.77     430,000   68.34         293,851.60
4565921899   7.125    575000    19990201   20290101   3873.89    360   46      1,250,000   44.97         562,113.54
4565937150   7.25     283800    19990201   20290101   1936.02    360   76.7      370,000   74.27         274,781.08
4566015857   7.125    450000    19981201   20281101   3031.74    360   62.07     725,000   60.56         439,072.95
4566191781   7.125    288000    19990101   20281201   1940.31    360   80        360,000   78.13         281,277.02
4566317493   7.25     335000    19990201   20290101   2285.29    360   74.44     450,000   72.81         327,666.56
4566391696   7.125    292000    19990401   20290301   1967.26    360   80        365,000   78.36         285,995.90
4566603629   7.125    526300    19990401   20290301   3545.79    360   79.74     660,000   78.1          515,478.06
4566622397   7        525000    19990201   20290101   3492.84    360   66.88     785,000   65.34         512,955.90
4566666295   7.125    522000    19990401   20290301   3516.82    360   77.33     675,000   75.74         511,266.52
4566667616   7.25     295000    19990501   20290401   2012.43    360   68.6      430,000   65.74         282,663.96
4566673309   7.375    465000    19990601   20290501   3211.64    360   69.92     665,000   68.68         456,692.29
4566687531   7.25     500000    19990601   20290501   3410.89    360   78.74     635,000   77.3          490,851.83
4603264104   7.875    913528    19980501   20250801   6801.36    328   57.1    1,600,000   27.43         438,930.68
4603351109   7.625    350000    19950801   20250701   2477.28    360   69.31     505,000   65.04         328,468.00
4661047680   7.625    280000    19970201   20270101   1981.82    360   70        400,000   67.03         268,116.87
4661047714   7.625    750000    19970301   20270201   5308.45    360   55.56   1,350,000   53.25         718,910.30
4661157711   7.5      454900    19970201   20270101   3180.73    360   79.99     569,000   76.48         434,914.24
4661294308   7.75     310700    19970301   20270201   2225.9     360   69.82     445,000   66.99         298,107.13
4661338659   8        345000    19970301   20270201   2531.49    360   57.5      600,000   55.27         331,637.13
4661427924   7.75     340000    19970301   20270201   2435.81    360   46.9      725,000    45           326,219.58
4661473621   7.75     294560    19970201   20270101   2110.27    360   80        370,000   76.62         282,131.85
4661496283   7.875    345000    19970201   20270101   2501.49    360   72.63     475,000   68.48         325,294.22
4661498727   7.5      320000    19970301   20270201   2237.49    360   80        400,000   76.61         306,433.45
4661498867   7.875    316000    19970101   20261201   2291.22    360   80        405,000   76.68         302,877.99
4661525149   7.75     380000    19970201   20270101   2722.37    360   80        475,000   76.66         364,131.65
4661529653   7.875    326400    19970201   20270101   2366.63    360   80        408,000   76.75         313,157.52
4661537441   7.875    305900    19970201   20270101   2217.99    360   76.48     400,000   73.37         293,489.29
4661603409   7.75     421000    19970201   20270101   3016.1     360   76.55     550,000   69.74         383,566.41
4661630444   7.75     402100    19970401   20270301   2880.7     360   79.99     505,000   76.12         382,640.83
4661632069   7.875    319000    19970301   20270201   2312.98    360   65.77     485,000   62.31         302,201.20
4661634024   7.875    349000    19970201   20270101   2530.5     360   78.43     445,000   75.25         334,840.40
4661634958   7.375    353000    19970301   20270201   2438.09    360   76.74     460,000   71.36         328,235.35
4661659120   8        490000    19970301   20270201   3595.45    360   73.68     665,000   70.07         465,987.18
4661676132   7.875    300000    19970401   20270301   2175.21    360   66.67     450,000   64.09         288,395.82
4661694911   8        343000    19970601   20270501   2516.82    360   73.29     468,000   68.49         320,524.05
4662233727   7.625    575000    19970701   20270601   4069.82    360   35.94   1,600,000   34.59         553,378.22
4662269358   7.875    490000    19970501   20270401   3552.85    360   67.59     725,000   65.04         471,504.66
4662312000   8.25     410000    19970601   20270501   3080.2     360   80        550,000   58.52         299,914.95
4663376806   7.125    335000    19990401   20290301   2256.96    360   79.38     422,000   77.75         328,111.72
4663617985   7.625    800000    19980301   20280201   5662.35    360   66.67   1,200,000   64.66         775,934.19
4663872705   7.5      445000    19980401   20280301   3111.51    360   64.49     690,000   62.57         431,713.18
4664025758   7.625    396000    19980501   20280401   2802.87    360   81.65     485,000   79.06         383,450.49
4664026251   7.125    474400    19980501   20280401   3196.13    360   69.51     682,500   67.35         459,689.55
4664047778   7        530000    19980501   20280401   3526.11    360   72.6      740,000   68.73         501,720.05
4664063494   7.375    650000    19980401   20280301   4489.39    360   76.47     850,000   74.13         630,139.00
4664092212   7.375    284000    19980501   20280401   1961.52    360   80        355,000   77.41         274,796.35
4664151646   7.125    340000    19980601   20280501   2290.65    360   70.88     480,000   68.76         329,789.62
4664210939   7.375    320000    19980601   20280501   2210.17    360   69.57     460,000   60.76         279,513.82
4664286889   7.375    280350    19980501   20280401   1936.31    360   89        315,000   86.36         272,048.09
4664294701   7.25     395800    19980801   20280701   2700.06    360   22.62   1,750,000    22           384,935.69
4664401595   7.375    320000    19980701   20280601   2210.17    360   76.21     420,000   65.76         276,131.45
4664405968   7.125    489000    19980801   20280701   3294.49    360   71.49     684,000   69.48         475,263.29
4664416189   7.5      288700    19980601   20280501   2018.64    360   79.53     363,000   76.47         277,598.18
4664483742   7.25     438000    19980601   20280501   2987.94    360   79.64     550,000   77.3          425,146.20
4664537539   7.25     840000    19980701   20280601   5730.29    360   70      1,350,000   68.01         816,148.43
4664549492   7.25     372000    19980501   20280401   2537.7     360   80        470,000   77.58         360,726.98
4664549666   7.125    385000    19980501   20280401   2593.82    360   62.6      615,000   60.66         373,061.88
4664571249   7.375    362100    19980601   20280501   2500.94    360   76.23     475,000   73.98         351,396.79
4664625482   7.25     440800    19980701   20280601   3007.04    360   80        555,000   77.73         428,283.55
4664652551   7.5      319200    19980801   20280701   2231.9     360   80        399,000   77.9          310,836.75
4664661156   7.375    500000    19980601   20280501   3453.38    360   58.82     850,000   57.14         485,662.24
4664683200   7.25     287700    19980801   20280701   1962.63    360   73.77     390,000   70.15         273,567.64
4664692250   7.375    528000    19980801   20280701   3646.77    360   69.93     755,000   68.06         513,839.91
4664703602   7.25     316700    19980901   20280801   2160.46    360   89.97     360,000   87.57         308,246.94
4664774710   7.125    337250    19990601   20290501   2272.12    360   95        355,000   91.87         326,128.25
4664796739   7.125    280000    19980901   20280801   1886.42    360   80        350,000   77.83         272,403.21
4664826718   7.375   1199250    19980801   20280701   8282.93    360   65      1,845,000   63.26       1,167,088.16
4664830587   7.375    368000    19980701   20280601   2541.69    360   80        460,000   69.75         320,831.90
4664830611   7.25     296000    19980601   20280501   2019.25    360   74.75     400,000   71.46         282,983.26
4664903038   7.375    359000    19980701   20280601   2479.53    360   61.9      580,000   59.99         347,948.87
4664904804   7.375    585000    19980701   20280601   4040.45    360   75        780,000   72.92         568,769.87
4665038123   7.5      294000    19980801   20280701   2055.7     360   71.71     410,000   69.83         286,296.90
4665194751   7.25     391850    19990101   20281201   2673.11    360   67.56     580,000   66.02         382,914.46
4665250033   7.125   1448000    19990101   20281201   9755.45    360   65.82   2,200,000   64.23       1,413,163.51
4665272987   7.25     525000    19981101   20281001   3581.43    360   47.73   1,100,000   46.55         512,061.50
4665413326   7.375    540000    19981001   20280901   3729.65    360   65.06     830,000   62.51         518,832.24
4665562668   7.375    420000    19981201   20281101   2900.84    360   76.36     550,000   71.38         392,596.86
4666034394   7.125    480000    19990301   20290201   3233.85    360   45.71   1,050,000   44.73         469,687.84
4666095023   7.125    294500    19981201   20281101   1984.11    360   95        380,000   92.69         287,348.72
4666146974   7.125    310400    19990201   20290101   2091.23    360   80        388,000   78.21         303,443.45
4666306735   7.25     328000    19990201   20290101   2237.54    360   79.61     412,000   77.82         320,620.05
4666317260   7.125    332500    19990101   20281201   2240.11    360   79.98     416,000   78.05         324,497.14
4666347242   7.25     383500    19990101   20281201   2616.15    360   69.73     550,000   68.07         374,367.29
4666379633   7.375    322500    19990401   20290301   2227.43    360   75        430,000   73.53         316,174.80
4666386752   7.375    650000    19990401   20290301   4489.39    360   78.79     825,000   77.21         636,977.23
4666451903   7.125    370000    19990201   20290101   2492.76    360   59.44     622,500   58.11         361,707.96
4666629276   7.125    620000    19990201   20290101   4177.05    360   53.77   1,153,000   52.56         606,053.32
4666753068   7.125    646000    19990401   20290301   4352.23    360   74.25     870,000   72.73         632,716.87
4708121399   7.5     1650000    19931101   20231001  11537.04    360   60      2,750,000   54.72       1,504,798.33
4760307613   7.75     277600    19960101   20251201   1988.77    360   80        350,000   75.57         262,239.68
4760995011   7.875    280000    19960901   20260801   2030.2     360   68.29     410,000   33.08         135,621.80
4761047002   7.75     712500    19970101   20261201   5104.44    360   75        950,000   71.81         682,239.50
4761395443   7.875    340000    19970501   20270401   2465.24    360   62.96     545,000   50.77         274,134.79
4761403718   7.75     280000    19970301   20270201   2005.96    360   52.09     537,500   47.91         257,530.72
4761412149   8.125    283000    19970101   20261201   2101.27    360   74.47     380,000   68.24         259,299.87
4761418583   7.875    300000    19970401   20270301   2175.21    360   41.38     725,000   39.78         288,395.82
4761437070   7.75     326250    19970201   20270101   2337.3     360   75        435,000   71.89         312,711.37
4761493453   7.75     575000    19970201   20270101   4119.38    360   74.19     775,000   70.73         548,143.77
4761498940   7.875    520000    19970201   20270101   3770.37    360   80        650,000   76.71         498,595.06
4761499922   7.875    288450    19970201   20270101   2091.47    360   89.3      323,000   82.66         266,986.41
4761537184   7.875    312000    19970201   20270101   2262.22    360   80        400,000   76.07         296,665.96
4761609272   7.875    314925    19970501   20270401   2283.43    360   75        421,000   70.26         295,015.87
4761618661   7.875    310465    19970401   20270301   2251.09    360   62.72     495,000   60.29         298,455.91
4761646233   7.625    287600    19970301   20270201   2035.62    360   79.89     360,000   74.65         268,748.61
4761655002   8        423750    19970501   20270401   3109.33    360   75        565,000   72.23         408,116.62
4761695297   7.625    550000    19970501   20270401   3892.87    360   69.62     790,000   66.87         528,276.11
4762230698   7.875    300000    19970701   20270601   2175.21    360   70.59     425,000   68.05         289,232.65
4762244814   8.25     301750    19970601   20270501   2266.95    360   85        355,000   77.43         274,874.14
4762274597   7.875    362000    19970501   20270401   2624.76    360   78.35     462,000   75.4          348,335.98
4762275438   8        320000    19970501   20270401   2348.05    360   80        400,000   77.05         308,194.14
4762300061   7.5      304000    19970501   20270401   2125.62    360   70.7      430,000   67.84         291,718.23
4762308320   7.875    301300    19970401   20270301   2184.64    360   81.43     370,000   78.28         289,645.24
4762309617   8        292000    19970601   20270501   2142.6     360   89.85     325,000   86.46         280,995.17
4762410068   7.75     330000    19970601   20270501   2364.17    360   57.89     570,000   55.71         317,570.44
4763537257   7.125    550000    19980301   20280201   3705.46    360   52.38   1,050,000   50.65         531,860.05
4763691161   7.25     373600    19980501   20280401   2548.62    360   80        467,000   77.58         362,278.31
4763891720   7.125    411500    19980501   20280401   2772.36    360   78.38     525,000   72.75         381,948.76
4763922483   7.375    350000    19980601   20280501   2417.37    360   68.49     516,000   57.88         295,747.65
4763945179   7.375    285000    19980501   20280401   1968.43    360   36.31     785,000   35.23         276,560.27
4763985662   7.75     355000    19980501   20280401   2543.27    360   77.17     460,000   75.04         345,195.43
4764031185   7.375    318750    19980401   20280301   2201.53    360   75        425,000   70.28         298,682.30
4764046423   7.625    326000    19980501   20280401   2307.41    360   62.1      525,000   60.34         316,783.96
4764129047   7.625    295000    19980501   20280401   2088       360   59        500,000   57.33         286,660.05
4764139558   7.125    316000    19980501   20280401   2128.95    360   80        395,000   76.99         304,104.02
4764157857   7.25     314000    19980701   20280601   2142.03    360   89.97     349,000   87.42         305,082.85
4764181709   7.625    283000    19980501   20280401   2003.06    360   79.94     358,000   77.68         274,999.53
4764281160   7.375    575000    19980701   20280601   3971.39    360   78.77     760,000   76.46         558,125.87
4764291847   7.375    350000    19980601   20280501   2417.37    360   77.78     450,000   75.55         339,963.38
4764380947   7.25     296000    19980601   20280501   2019.25    360   80        370,000   75.17         278,114.08
4764408789   7.625    276000    19980601   20280501   1953.52    360   80        355,000   77.81         268,444.94
4764471217   7.5      312000    19980701   20280601   2181.55    360   80        390,000   77.83         303,542.97
4764484632   7.75     294000    19980501   20280401   2106.26    360   78.4      375,000   76.23         285,880.04
4764511988   7.25     290000    19980701   20280601   1978.32    360   75.52     384,000   72.76         279,394.62
4764570653   7.25     383200    19980601   20280501   2614.1     360   80        479,000   77.52         371,317.57
4764571321   7.125    308000    19980601   20280501   2075.06    360   80        385,000   77.6          298,750.60
4764574374   7.5      367500    19980701   20280601   2569.62    360   68.06     540,000   64.75         349,668.23
4764630929   7.25     650000    19980701   20280601   4434.15    360   65.99     985,000   64.12         631,543.55
4764678373   7.375    730500    19980801   20280701   5045.39    360   73.79     990,000   71.81         710,890.25
4764707859   7.5      800000    19980701   20280601   5593.72    360   66.67   1,200,000   64.86         778,315.30
4764714046   7.25     378400    19980901   20280801   2581.36    360   80        473,000   77.88         368,369.11
4764716280   7.125    370000    19980701   20280601   2492.76    360   67.27     550,000   64.98         357,410.77
4764964476   7.375    322500    19981101   20281001   2227.43    360   75        430,000   72.43         311,458.85
4765006913   7.375    730000    19980801   20280701   5041.93    360   64.89   1,125,000   63.15         710,422.79
4765011004   7.125    870000    19980901   20280801   5861.36    360   62.82   1,385,000   61.11         846,396.35
4765107497   7.5      391900    19980801   20280701   2740.23    360   80        490,000   74.92         367,038.36
4765194974   7.125    640000    19990301   20290201   4311.8     360   80        800,000   78.26         626,094.65
4765303377   7.375    440000    19981001   20280901   3038.98    360   67.69     650,000    66           429,006.97
4765562261   7.25     350000    19981201   20281101   2387.62    360   67.96     515,000   64.59         332,641.96
4765562600   7.25     331000    19981201   20281101   2258.01    360   61.87     535,000   60.4          323,148.08
4765803954   7.125    585500    19990301   20290201   3944.63    360   24.4    2,400,000   23.64         567,254.65
4765864246   7.25     283500    19990201   20290101   1933.97    360   90        315,500   87.18         274,638.47
4765877669   7.125    279200    19990301   20290201   1881.03    360   62.04     450,000   59.51         267,775.36
4765938099   7.125    640000    19990401   20290301   4311.8     360   80        800,000   78.36         626,840.40
4765963378   7.125    297000    19990201   20290101   2000.95    360   65.56     453,000   64.09         290,343.82
4765987666   7.25     635000    19990201   20290101   4331.82    360   79.87     795,000   78.13         621,099.24
4766064762   7.125    604000    19990101   20281201   4069.26    360   80        755,000   78.13         589,900.48
4766071122   7.125    340000    19990301   20290201   2290.65    360   69.39     490,000   67.9          332,695.39
4766150165   7.25     448000    19990201   20290101   3056.15    360   77.91     575,000   76.21         438,192.70
4766739215   7.125    900000    19990301   20290201   6063.47    360   64.29   1,400,000   62.9          880,664.70
4766751665   7        620000    19990401   20290301   4124.88    360   49.6    1,250,000   48.56         606,948.55
4766848370   7.125    500000    19990301   20290201   3368.6     360   70.92     705,000   69.4          489,258.02
4766850962   7.125    284000    19990301   20290201   1913.37    360   80        355,000   78.28         277,898.40
4861047845   7.875    350000    19970401   20270301   2537.74    360   40.7      860,000   39.12         336,462.01
4861157677   8        340000    19970301   20270201   2494.8     360   64.76     525,000   59.51         312,420.97
4861223636   7.75     435000    19970201   20270101   3116.4     360   78.38     555,000   74.29         412,318.94
4861307066   7.875    300000    19970301   20270201   2175.21    360   78.95     380,000   75.82         288,113.21
4861349035   7.75     285000    19970201   20270101   2041.78    360   77.03     370,000   69.32         256,478.58
4861361345   7.375    575000    19970201   20270101   3971.39    360   69.7      825,000   63.13         520,806.74
4861411694   8        318400    19970101   20261201   2336.31    360   80        400,000   76.75         305,473.65
4861433912   7.75     365000    19970201   20270101   2614.91    360   63.48     575,000   60.82         349,704.59
4861481234   7.75     304800    19970101   20261201   2183.63    360   80        400,000   76.52         291,541.83
4861497255   7.875    312000    19970201   20270101   2262.22    360   80        390,000   70.78         276,035.44
4861526426   7.625    315200    19970101   20261201   2230.97    360   80        394,000   74.96         295,351.04
4861535161   7.5      416000    19970201   20270101   2908.74    360   64        650,000   61.21         397,840.51
4861536144   7.75     645000    19970201   20270101   4620.86    360   73.71     875,000   68.35         598,096.30
4861538249   7.75     290400    19970301   20270201   2080.47    360   80        363,000   73.98         268,562.00
4861538389   7.75     300000    19970301   20270201   2149.24    360   73.17     410,000   70.21         287,841.02
4861539700   7.625    291000    19970201   20270101   2059.68    360   67.67     430,000   64.8          278,649.86
4861602078   8        406000    19970401   20270301   2979.09    360   73.15     555,000   70.39         390,648.99
4861630749   7.75     322000    19970201   20270101   2306.85    360   76.3      422,000   72.84         307,401.97
4861637850   8.375    423200    19970301   20270201   3216.63    360   80        530,000   77.11         407,895.50
4861650838   7.375    430000    19970601   20270501   2969.91    360   80        537,500   76.78         412,666.74
4861659086   7.875    435000    19970401   20270301   3154.06    360   78.38     555,000   75.35         418,173.54
4861695544   7.5      535000    19970701   20270601   3740.8     360   78.1      685,000   75.1          514,440.71
4862227404   7.625    335000    19970401   20270301   2371.11    360   77.01     435,000   73.89         321,441.70
4862268671   7.5      360000    19970501   20270401   2517.18    360   80        450,000   76.03         342,125.57
4862321835   8        320000    19970701   20270601   2348.05    360   80        400,000   72.47         289,890.33
4862330745   7.875    520000    19970601   20270501   3770.37    360   80        650,000   77.05         500,851.10
4863227114   7.75    1000000    19980201   20280101   7164.13    360   31.25   3,200,000   30.3          969,712.24
4863922565   7.375    450000    19980901   20280801   3108.04    360   70.99     640,000   68.36         433,273.39
4863946549   7.625    624000    19980601   20280501   4416.64    360   80        783,000   77.81         606,919.59
4864030319   7.25     305900    19980601   20280501   2086.78    360   84.97     360,000   82.37         296,542.78
4864071131   7.375    430000    19980501   20280401   2969.91    360   73.5      585,000   71.06         415,679.15
4864129095   7.25     400000    19980601   20280501   2728.71    360   43.01     930,000   41.75         388,261.42
4864144961   7.375    500000    19980501   20280401   3453.38    360   35.21   1,420,000   34.17         485,193.66
4864174802   7.25     485600    19980501   20280401   3312.65    360   49.42     982,500   47.93         470,884.58
4864178837   7.125    359500    19980601   20280501   2422.02    360   78.24     459,500   75.89         348,704.24
4864181922   7.5      309000    19980501   20280401   2160.58    360   83.06     372,000   78.47         291,904.91
4864213527   7.5      400000    19980601   20280501   2796.86    360   80        500,000   77.74         388,688.72
4864297744   7.25     364000    19980601   20280501   2483.13    360   80        455,000   74.01         336,729.95
4864487592   7.625    296000    19980601   20280501   2095.07    360   69.16     428,000   67.27         287,897.83
4864518107   7.375    353000    19980801   20280701   2438.09    360   70.6      500,000   68.71         343,533.01
4864530243   7.125    500000    19980601   20280501   3368.6     360   78.74     635,000   75.76         481,089.90
4864568318   7.375    630000    19980601   20280501   4351.26    360   74.12     850,000   71.17         604,971.15
4864571858   7.5      540000    19980601   20280501   3775.76    360   80        675,000   77.74         524,755.92
4864579158   7.375    292000    19980701   20280601   2016.78    360   80        365,000   77.78         283,898.49
4864675543   7.5      330000    19980901   20280801   2307.41    360   57.39     575,000   55.94         321,651.07
4864701778   7.375    304000    19980601   20280501   2099.66    360   89.97     340,000   87.39         295,278.15
4864705043   7.375    507500    19980601   20280501   3505.18    360   76.89     660,000   74.58         492,195.80
4864832706   7.75     640000    19980701   20280601   4585.04    360   69.95     915,000   67.92         621,425.37
4864964079   7.5      416000    19980901   20280801   2908.74    360   80        520,000   77.64         403,724.87
4865162830   7.375    375000    19980901   20280801   2590.04    360   76.53     490,000   73.86         361,913.23
4865273785   7.25     428000    19981101   20281001   2919.72    360   69.03     620,000   67.33         417,451.96
4865295523   7.5      342000    19981001   20280901   2391.32    360   77.73     440,000   75.76         333,323.16
4865513081   7.25     322800    19990101   20281201   2202.07    360   47.82     675,000   46.73         315,438.97
4865519724   7.125    319500    19981201   20281101   2152.54    360   90        507,500   87.74         311,476.27
4865789624   7.125    600000    19990201   20290101   4042.32    360   63.27     965,000   59.06         560,073.89
4865842134   7.125    460000    19990101   20281201   3099.11    360   80        575,000   78.13         449,261.83
4865863650   7.125    353250    19990401   20290301   2379.92    360   77.98     453,000   76.38         345,986.29
4865892519   7.375    284000    19990201   20290101   1961.52    360   74.74     380,000   73.14         277,927.66
4865929121   7.125    319000    19990401   20290301   2149.17    360   79.97     399,000   78.33         312,440.57
4865929261   7.125    345000    19990401   20290301   2324.33    360   72.63     475,000   71.14         337,906.16
4866013172   7.375    492000    19990101   20281201   3398.13    360   80        615,000   78.22         481,039.29
4866034079   7.625    300000    19990301   20290201   2123.39    360   80        375,000   78.44         294,136.68
4866034103   7.25     360000    19990201   20290101   2455.84    360   72        500,000   70.31         351,561.69
4866133236   7.125    280000    19990201   20290101   1886.42    360   71.79     390,000   70.19         273,724.71
4866386263   7        576000    19990301   20290201   3832.15    360   49.02   1,175,000   47.42         557,238.64
4866629431   7.125    412700    19990501   20290401   2780.44    360   80        515,889   78.43         404,592.24
4961045798   7.75     910000    19970201   20270101   6519.35    360   70      1,300,000   66.61         865,887.36
4961345842   7.75     308000    19970201   20270101   2206.56    360   80        395,000   76.68         295,218.42
4961485341   8.125    467200    19970101   20261201   3468.95    360   80        590,000   76.82         448,658.12
4961495233   8        491600    19970101   20261201   3607.19    360   80        625,000   76.75         471,642.22
4961496181   8.125    730000    19970201   20270101   5420.23    360   62.13   1,175,000   56.97         669,400.13
4961499128   7.75     315000    19970101   20261201   2256.7     360   64.95     485,000   62.19         301,621.66
4961537034   7.75     300000    19970101   20261201   2149.24    360   80        385,000   76.6          287,258.61
4961603133   7.5      440000    19970201   20270101   3076.55    360   80        550,000   76.53         420,902.90
4961634062   8        320000    19970301   20270201   2348.05    360   80        400,000   76.9          307,605.34
4961649615   8.125    360000    19970501   20270401   2673       360   80        450,000   77.11         347,013.86
4961653203   7.75     345000    19970501   20270401   2471.63    360   53.41     646,000   51.2          330,736.78
4962231181   7.875    294000    19970601   20270501   2131.71    360   79.46     370,000   76.53         283,176.20
4962290476   8.125    332100    19970501   20270401   2465.84    360   80.02     415,000   77.14         320,118.75
4962321602   8        387000    19970501   20270401   2839.67    360   90        621,000   84.11         361,684.04
4963082963   7.625    344000    19980601   20280501   2434.82    360   80        430,000   77.81         334,583.66
4963648367   7.375    325000    19980601   20280501   2244.7     360   59.09     550,000   57.4          315,680.37
4963856689   7.125    450000    19980601   20280501   3031.74    360   51.43     875,000   49.88         436,486.36
4964030532   7.375    352000    19980501   20280401   2431.18    360   89.8      392,000   87.14         341,576.32
4964051918   7.375    368000    19980401   20280301   2541.69    360   70.77     520,000   67.71         352,090.08
4964064069   7.5      300000    19980501   20280401   2097.65    360   80        375,000   77.69         291,319.41
4964255717   7.25     321350    19980601   20280501   2192.18    360   79.99     405,000   77.65         311,919.43
4964286787   7.5      337500    19980501   20280401   2359.85    360   75        450,000   72.72         327,250.82
4964291837   7.25     318400    19980701   20280601   2172.05    360   74.92     425,000   67.79         288,120.10
4964363750   7.25     568800    19980801   20280701   3880.22    360   80        715,000   77.8          553,187.32
4964407037   7.125    350000    19980701   20280601   2358.02    360   43.75     800,000   42.48         339,829.65
4964413969   7.625    297000    19980501   20280401   2102.15    360   79.2      375,000   76.96         288,603.79
4964494514   7.5      482000    19980701   20280601   3370.22    360   70.04     689,000   68.14         468,934.80
4964512026   7.125    700000    19980801   20280701   4716.03    360   56      1,250,000   54.43         680,336.28
4964522678   7        532000    19980701   20280601   3539.41    360   54.56     975,000   52.94         516,181.72
4964549564   7.125    400000    19980501   20280401   2694.88    360   53.69     745,000   52.03         387,596.67
4964587507   7.5      603000    19980801   20280701   4216.27    360   50.25   1,200,000   48.93         587,201.26
4964626701   7.25     650000    19980601   20280501   4434.15    360   70.63     920,250   67.48         620,998.44
4964639167   7.25     560000    19980601   20280501   3820.19    360   80        700,000   75.85         530,981.58
4964681003   7.375    318000    19980901   20280801   2196.35    360   74.82     425,000   72.89         309,764.33
4964699120   7.25     288000    19980601   20280501   1964.67    360   80        360,000   77.65         279,548.26
4964701850   7.25     440000    19980701   20280601   3001.58    360   80        570,000   77.73         427,506.32
4964719357   7.375    592000    19980701   20280601   4088.8     360   80        740,000   77.77         575,483.99
4964780441   7.25     976500    19980901   20280801   6661.46    360   70      1,395,000   68.14         950,614.52
4964829974   7.625    720000    19980801   20280701   5096.12    360   55.38   1,300,000   53.97         701,572.42
4965003207   7.25     354000    19980801   20280701   2414.91    360   60        590,000   58.35         344,283.06
4965004015   7.25     368000    19980701   20280601   2510.41    360   61.33     600,000   59.51         357,047.80
4965047071   7.25    1000000    19980801   20280701   6821.77    360   28.57   3,500,000   27.79         972,551.35
4965065404   7.375    930000    19981001   20280901   6423.28    360   51.67   1,800,000   50.38         906,765.31
4965272125   7.375    464000    19981001   20280901   3204.74    360   80        580,000    78           452,407.43
4965302559   7.25     330000    19990401   20290301   2251.19    360   55        600,000   53.9          323,372.52
4965453238   7.25     620000    19980901   20280801   4229.5     360   64.25     965,000   62.5          603,116.20
4965550439   7.25     548000    19990101   20281201   3738.33    360   80        685,000   78.18         535,503.69
4965644372   7.125    281000    19990201   20290101   1893.15    360   52.92     560,000   51.3          272,417.58
4965791330   7.5      303200    19990201   20290101   2120.02    360   80        379,000   77.37         293,246.14
4965918339   7.125    315000    19990201   20290101   2122.22    360   63.13     498,950   59.32         295,978.14
4965934674   7.25     375000    19990201   20290101   2558.17    360   64.1      585,000   62.7          366,790.66
4965948450   7.25     278000    19990401   20290301   1896.46    360   80        350,000   78.39         272,416.78
4965956107   7.125    468000    19990201   20290101   3153.01    360   50.32     930,000   49.19         457,511.54
4966064612   7        520000    19990101   20281201   3459.58    360   79.39     655,000   77.49         507,574.66
4966240543   7.25     625000    19990501   20290401   4263.61    360   79.82     787,000   78.26         612,780.19
4966242812   7.25     400000    19990401   20290301   2728.71    360   66.67     600,000   65.33         391,966.81
4966273882   7.125    400000    19990101   20281201   2694.88    360   62.99     635,000   61.52         390,662.39
4966344857   7.375    649600    19990201   20290101   4486.63    360   80        812,000   78.29         635,710.66
4966506992   7.125    599000    19990201   20290101   4035.58    360   75.82     790,000   74.12         585,575.47
4966656243   7.375    315000    19990501   20290401   2175.63    360   50.4      625,000   49.46         309,097.81
4966679104   7       1000000    19990301   20290201   6653.03    360   65.79   1,600,000   64.34         978,006.82
4966740021   7.25     484600    19990301   20290201   3305.83    360   74.55     650,000   72.99         474,431.01
4966742266   7.125    713000    19990301   20290201   4803.62    360   49.17   1,450,000   48.12         697,682.00
5000003060   7.5      400000    19990401   20290301   2796.86    360   72.73     550,000   71.32         392,264.14
5000005032   7        745000    19990401   20290301   4956.51    360   59.6    1,250,000   57.91         723,848.35
5000007848   7.125    361600    19990701   20290601   2436.17    360   80        452,000   78.57         355,152.93
5000008416   7.25     340800    19990601   20290501   2324.86    360   80        426,000   78.54         334,564.65
5000009455   7.25     340000    19990801   20290701   2319.4     360   80        425,000   78.68         334,379.53
5000010099   7.25     538000    19990501   20290401   3670.11    360   69.42     775,000   67.93         526,421.83
5000010818   7        992500    19990701   20290601   6603.13    360   68.45   1,450,000   67.2          974,381.10
5000020759   7.375    740000    19990601   20290501   5111       360   56.92   1,300,000   55.91         726,779.03
5000022300   7.375    328800    19990401   20290301   2270.95    360   79.23     415,000   77.67         322,351.06
5000024090   7.25     340000    19990401   20290301   2319.4     360   68.41     497,000   67.04         333,171.86
5000025162   7.125    288750    19990401   20290301   1945.37    360   74.42     388,000   72.79         282,408.77
5000026103   7.125    299250    19990401   20290301   2016.11    360   95        315,000   93.05         293,094.63
5000027986   7.125    356000    19990701   20290601   2398.44    360   80        445,000   78.57         349,652.84
5000029628   7        776000    19990401   20290301   5162.75    360   80        970,000   78.32         759,664.73
5000029743   7.25     340400    19990401   20290301   2322.13    360   76.49     445,000   74.95         333,542.33
5000031442   7.25     365000    19990501   20290401   2489.95    360   69.52     530,000   68.19         357,996.73
5000031509   7.25     349600    19990501   20290401   2384.89    360   80        437,000   78.14         341,458.07
5000031947   7.375    310000    19990501   20290401   2141.1     360   71.26     435,000   68.48         297,870.42
5000033018   7.25     316300    19990601   20290501   2157.73    360   79.76     400,000   78.23         310,230.25
5000033414   7.375    284000    19990501   20290401   1961.52    360   80        355,000   78.5          278,678.68
5000033760   7.25     560000    19990501   20290401   3820.19    360   80        700,000   78.47         549,255.39
5000033943   7.125    362400    19990401   20290301   2441.56    360   80        470,000   78.35         354,948.32
5000034636   7.5      307500    19990401   20290301   2150.09    360   75        410,000   72.3          296,448.58
5000034867   7.125    355500    19990501   20290401   2395.07    360   90        395,000   88.23         348,516.01
5000034982   7        568300    19990401   20290301   3780.92    360   77.85     730,000   76.21         556,336.83
5000035831   7.125    318200    19990501   20290401   2143.78    360   76.67     415,000   74.83         310,539.26
5000037258   7.125    300000    19990501   20290401   2021.16    360   63.83     470,000   62.58         294,106.24
5000037530   7.25     295000    19990501   20290401   2012.43    360   73.75     400,000   72.31         289,236.38
5000039114   7.25     336000    19990601   20290501   2292.12    360   80        420,000   78.45         329,508.88
5000040526   7.25     298000    19990401   20290301   2032.89    360   78.84     378,000   77.25         292,015.26
5000041136   7.375    325600    19990601   20290501   2248.84    360   80        415,000   78.57         319,782.79
5000041482   7.25     382500    19990501   20290401   2609.33    360   75        510,000   73.56         375,160.99
5000041631   7.125    346700    19990401   20290301   2335.79    360   77.91     445,000   76.31         339,571.02
5000041904   7.125    298000    19990401   20290301   2007.69    360   64.09     465,000   62.77         291,872.35
5000042548   7.25     428000    19990501   20290401   2919.72    360   79.26     540,000   77.13         416,524.05
5000043470   7.125    346500    19990501   20290401   2334.44    360   77        450,000   75.43         339,422.18
5000043991   7.125    337500    19990601   20240501   2412.36    300   75        450,000   72.86         327,867.78
5000044171   7        600000    19990701   20290601   3991.82    360   62.6      958,500   59.33         568,667.07
5000044437   7.125    703000    19990601   20290501   4736.25    360   79.98     885,000   78.48         689,829.39
5000046960   7.125    299800    19990501   20290401   2019.81    360   78.89     380,000   76.44         290,482.69
5000048487   7.125    375000    19990501   20290401   2526.45    360   75        500,000   73.53         367,632.78
5000055235   7.375    420000    19990701   20290601   2900.84    360   80        525,000   77.88         408,890.88
5000065580   7        665000    19990501   20290401   4424.27    360   76        875,000   74.47         651,624.30
5000068857   7.25     436000    19990501   20290401   2974.29    360   44.72     975,000   43.86         427,634.60
5000086875   7.375    430000    19990801   20290701   2969.91    360   71.67     600,000   70.2          421,220.31
5000087501   7.25     370000    19990601   20290501   2524.06    360   58.73     630,000   57.66         363,230.31
5000092030   7.25     380000    19990501   20290401   2592.27    360   60.32     630,000   59.13         372,543.87
5000092964   7.25     288000    19990401   20290301   1964.67    360   60.13     479,000   57.48         275,315.32
5000094473   7.125    970000    19990401   20290301   6535.07    360   69.78   1,390,000   66.72         927,453.26
5000095314   7        650000    19990401   20290301   4324.47    360   59.09   1,100,000   57.85         636,317.06
5000096809   7.125    442300    19990401   20290301   2979.86    360   74.59     593,000   73.05         433,205.45
5000098953   7.25     350000    19990501   20290401   2387.62    360   70        500,000   68.66         343,284.59
5000099332   7.125    504000    19990501   20290401   3395.55    360   80        631,000   78.43         494,098.49
5000111657   7.25     336000    19990601   20290501   2292.12    360   80        420,000   78.51         329,724.65
5000118934   7.125    336000    19990601   20290501   2263.7     360   80.96     415,000   79.45         329,705.05
5000119692   7.125    380800    19990601   20290501   2565.53    360   85        448,000    79           353,942.29
5000120294   7.25     332000    19990701   20290601   2264.83    360   69.89     475,000   68.67         326,167.71
5000128750   7.25     476000    19990501   20290401   3247.16    360   80        595,000   78.47         466,867.15
5000133776   7.25     440000    19990801   20290701   3001.58    360   80        550,000   78.68         432,726.36
5000140946   7.5      318500    19990501   20290401   2227       360   70        455,000   66.87         304,275.01
5000141597   7.25    1000000    19990501   20290401   6821.77    360   68.97   1,450,000   66.92         970,412.08
5000141670   7.125    348750    19990601   20290501   2349.6     360   75        467,500   73.43         341,462.64
5000143205   7.25     384000    19990501   20290401   2619.56    360   80        480,000   78.08         374,776.19
5000143296   7        548000    19990501   20290401   3645.86    360   49.82   1,100,000   48.82         536,977.74
5000145978   7.25     360000    19990701   20290601   2455.84    360   62.61     575,000   61.52         353,732.04
5000155266   7.375    504000    19990501   20290401   3481.01    360   77.54     650,000    76           494,003.29
5000155316   7.125    346500    19990601   20290501   2334.44    360   90        385,000   88.29         339,900.35
5000155498   7        598000    19990701   20290601   3978.51    360   18.4    3,250,000   18.06         587,083.05
5000177021   7.125    488000    19990501   20290401   3287.75    360   62.56     780,000   61.33         478,412.92
5000180777   7.625    999950    19990501   20290401   7077.59    360   57.14   1,750,000   56.12         982,087.02
5000181916   7        650000    19990401   20290301   4324.47    360   68.06     955,000   66.63         636,317.06
5000182211   7.125    276000    19990501   20290401   1859.47    360   80        345,000   78.32         270,211.71
5000182690   7.125    444000    19990501   20290401   2991.32    360   80        555,000   78.43         435,277.18
5000185511   7.25     390000    19990601   20290501   2660.49    360   77.69     502,000   76.26         382,831.86
5000185834   7.125    378000    19990801   20290701   2546.66    360   75.6      500,000   74.32         371,600.80
5000187988   7.25     297000    19990901   20290801   2026.07    360   90        330,000   88.57         292,291.02
5000189059   7.25     300000    19990501   20290401   2046.53    360   65.93     455,000   64.67         294,243.99
5000195320   7.375    433600    19990701   20290601   2994.77    360   80        542,000   78.64         426,228.46
5000195981   7.125    292000    19990501   20240401   2087.14    300   80        365,000   76.98         280,961.80
5000196344   7.125    300800    19990501   20290401   2026.55    360   80        378,000   78.43         294,890.50
5000196476   7.125    500000    19990501   20290401   3368.6     360   40      1,250,000   39.21         490,177.08
5000197847   7.125    360000    19990501   20290401   2425.39    360   76.11     473,000   74.43         352,034.87
5000197912   7.25     511750    19990501   20290401   3491.04    360   80        645,000   78.43         501,741.27
5000197961   7.125    295000    19990501   20290401   1987.47    360   47.2      625,000   46.27         289,204.59
5000199504   7.125    290700    19990501   20290401   1958.5     360   89.92     325,000   88.15         284,989.06
5000200591   7.125    350000    19990501   20290401   2358.02    360   74.58     470,000   73.12         343,123.94
5000200815   7.375    385000    19990501   20290401   2659.1     360   70.64     545,000   66.64         363,175.99
5000200856   7.125    323200    19990501   20290401   2177.46    360   80        404,000   78.43         316,850.54
5000204155   7.125    325000    19990601   20290501   2189.59    360   76.47     425,000   75.02         318,835.81
5000212950   7.125    460000    19990601   20290501   3099.11    360   76.67     600,000   75.23         451,382.01
5000214535   7.375    352000    20000101   20291201   2431.18    360   80        440,000   79.05         347,804.77
5000219633   7.125    325500    19990601   20290501   2192.96    360   70        465,000   68.21         317,178.51
5000220862   7        650000    19990601   20290501   4324.47    360   19.12   3,400,000   18.75         637,531.67
5000221084   7.125    404000    19990601   20290501   2721.83    360   80        505,000   78.07         394,271.05
5000222629   7.5      277500    19990601   20290501   1940.33    360   75        370,000   73.1          270,472.72
5000225937   7.125    333000    19990601   20290501   2243.49    360   70.85     470,000   69.3          325,693.95
5000229095   7.25     442000    19990601   20290501   3015.22    360   63.14     700,000   61.99         433,913.16
5000229392   7.125    492000    19990601   20290501   3314.7     360   63.48     775,000   61.98         480,354.52
5000229806   7.125    300000    19990501   20290401   2021.16    360   75        400,000   72.96         291,850.82
5000230937   7.25     275400    19990601   20290501   1878.72    360   90        306,000   88.35         270,361.17
5000235019   7.25     431200    19990601   20290501   2941.55    360   80        549,000   77.84         419,553.20
5000235928   7.375    300000    19990601   20290501   2072.03    360   50.85     590,000   49.94         294,640.09
5000236660   7.125    408000    19990701   20290601   2748.78    360   80        550,000   78.16         398,596.08
5000250679   7        536000    19990401   20290301   3566.03    360   80        670,000   77.43         518,763.56
5000252204   7.125    318750    19990501   20290401   2147.48    360   75        425,000   73.52         312,457.19
5000254176   7.125    301000    19990501   20290401   2027.9     360   63.37     475,000   62.12         295,086.51
5000279926   7.125    415000    19990801   20290701   2795.94    360   63.85     650,000   61.73         401,266.11
5000281005   7.25     395000    19990501   20290401   2694.6     360   75.24     525,000   73.79         387,415.75
5000281864   7.25     286000    19990701   20290601   1951.03    360   80        358,000   78.61         281,020.41
5000303601   7.125    337000    19990601   20290501   2270.44    360   76.59     440,000   75.16         330,686.24
5000304393   7.25     484500    19990801   20290701   2970.82    360   85        570,000   79.56         453,504.68
5000310200   7.125    382200    19990501   20290401   2574.96    360   70.78     540,000   69.39         374,691.31
5000310408   7.25     599000    19990501   20290401   4086.24    360   54.45   1,100,000   53.41         587,507.13
5000320704   7        600000    19990601   20290501   3991.82    360   60.03     999,500   58.82         587,937.44
5000347913   7.125    310600    19990401   20290301   2092.57    360   41.14     755,000   40.29         304,213.52
5000347962   7.125    464000    19990401   20290301   3126.06    360   66.76     695,000   65.39         454,459.17
5000348143   7        730000    19990401   20290301   4856.71    360   57.25   1,275,000   56.05         714,633.05
5000348705   7        545000    19990401   20290301   3625.9     360   68.13     800,000   66.69         533,527.43
5000352046   7.375    324000    19990601   20290501   2237.79    360   80        408,000   78.57         318,211.34
5000352103   7.125    432000    19990701   20290601   2910.47    360   80        540,000   78.57         424,297.73
5000352145   7.125    294400    19990601   20290501   1983.43    360   79.57     370,000   78.08         288,884.50
5000358779   7        850000    19990701   20290601   5655.08    360   64.76   1,312,500   63.56         834,170.29
5000361013   7.125    300000    19990601   20290501   2021.16    360   54.25     553,000   53.23         294,379.52
5000362193   7.25     440000    19990601   20290501   3001.58    360   80        550,000   78.54         431,949.65
5000366681   7.125    369000    19990701   20290601   2486.03    360   90        425,000   88.4          362,420.91
5000368281   7.875    312250    19990901   20290801   2264.03    360   94.98     340,000   93.66         307,916.74
5000368497   7.125    420000    19990501   20290401   2829.62    360   80        600,000   78.43         411,748.85
5000368612   7.25     333600    19990701   20290601   2275.75    360   80        417,000   77.28         322,265.51
5000369198   7.25     332100    19990601   20290501   2265.51    360   90        369,000   88.35         326,023.85
5000371038   7        568000    19990501   20290401   3778.92    360   80        710,000   78.39         556,575.49
5000371426   7.125    305000    19990501   20290401   2054.85    360   79.84     382,000   78.27         299,007.93
5000371459   7.125    430760    19990801   20290701   2902.11    360   90        480,000   88.48         423,467.74
5000371939   7.125    344000    19991001   20290901   2317.6     360   74.3      463,000   73.17         338,790.20
5000375377   7.125    330000    19990701   20290601   2223.28    360   74.78     442,000   73.45         324,116.24
5000375583   7.125    288000    19990701   20290601   1940.31    360   90        320,000   88.39         282,848.34
5000375716   7.125    640000    19990701   20290601   4311.8     360   80        800,000   65.07         520,589.60
5000376698   7.25     450000    19990701   20290601   3069.8     360   75        600,000   72.73         436,358.03
5000377019   7.375    400000    19990801   20290701   2762.71    360   74.77     535,000   72.39         387,276.42
5000377027   7.25     414000    19990801   20290701   2824.21    360   75        555,000   70.54         389,401.33
5000377076   7.25     598400    19990801   20290701   4082.15    360   80        748,000   78.68         588,507.86
5000377597   7.125    325000    19990701   20290601   2189.59    360   54.62     610,000   53.63         319,090.55
5000377787   7.125    320000    19990601   20290501   2155.9     360   56.14     575,000    46           262,208.62
5000378017   7        530000    19990801   20290701   3526.11    360   67.95     780,000   65.79         513,192.06
5000378041   7.25     292000    19990501   20290401   1991.96    360   80        365,000   78.47         286,397.37
5000378256   7.625    280000    19990801   20290701   1981.83    360   80        350,000   78.77         275,692.48
5000378314   7.25     314000    19990601   20290501   2142.04    360   73.36     428,000   72.02         308,254.88
5000378512   7.125    387000    19990701   20290601   2607.3     360   90        430,000   88.4          380,099.95
5000378744   7.25     917600    19990701   20290601   6259.65    360   80      1,150,000   78.01         894,719.87
5000378801   7.25     324750    19990601   20290501   2215.37    360   75        433,000   73.63         318,808.32
5000379213   7.125    296000    19990701   20290601   1994.21    360   80        370,000   78.41         290,119.62
5000379528   7.125    600000    19990801   20290701   4042.32    360   66.67     900,000   65.54         589,842.53
5000379742   7.375    369000    19990701   20290601   2548.6     360   90        410,000   88.37         362,329.92
5000390517   7.125    372000    19990401   20290301   2506.24    360   41.33     900,000   40.48         364,350.80
5000395029   7.125    376000    19990601   20290501   2533.19    360   80        470,000   78.5          368,955.62
5000395094   7.125    413000    19990601   20290501   2782.46    360   68.83     600,000   67.54         405,262.57
5000395359   7.25    1100000    19990601   20290501   7503.94    360   41.9    2,625,000   41.14       1,079,874.41
5000396811   7        528800    19990501   20290401   3518.12    360   70.51     750,000   69.09         518,163.96
5000400241   7.125    510000    19990501   20290401   3435.97    360   77.27     660,000   75.75         499,980.67
5000405265   7.125    500000    19990301   20290201   3368.6     360   79.74     627,000   78.03         489,258.02
5000406446   7.25     315000    19990401   20290301   2148.86    360   77.78     405,000   76.22         308,673.84
5000407576   7        754900    19990401   20290301   5022.37    360   64.25   1,175,000   62.89         739,008.90
5000408608   7.125    672000    19990601   20290501   4527.39    360   44.8    1,500,000   43.96         659,410.33
5000410315   7.375    356200    19990501   20290401   2460.19    360   74.99     475,000   72.52         344,463.57
5000410463   7.125    324000    19990401   20290301   2182.85    360   80        405,000   78.26         316,933.65
5000410877   7        650000    19990401   20290301   4324.47    360   54.17   1,200,000   53.03         636,317.06
5000412733   7        830000    19990501   20290401   5522.02    360   65.1    1,275,000   63.79         813,305.55
5000413855   7        622500    19990501   20290401   4141.51    360   75        830,000   73.38         609,047.96
5000414721   7.125    460000    19990401   20290301   3099.11    360   79.31     580,000   77.68         450,541.46
5000418326   7.125    450000    19990401   20290301   3031.74    360   73.77     610,000   72.24         440,659.48
5000418458   7.125    456000    19990501   20290401   3072.16    360   63.33     720,000   62.06         446,844.08
5000418649   7.125    328000    19990601   20290501   2209.8     360   80        410,000   78.5          321,854.99
5000419092   7.125    402500    19990501   20290401   2711.72    360   69.52     579,000   67.83         392,764.10
5000419522   7.25     475000    19990501   20290401   3240.34    360   74.57     637,000   73.14         465,886.30
5000420215   7.125    347000    19990401   20290301   2337.81    360   49.57     700,000   48.39         338,722.92
5000420488   7        890000    19990501   20290401   5921.2     360   69.8    1,275,000   68.4          872,098.81
5000425081   7.125    302200    19990501   20290401   2035.98    360   64.3      470,000   60.89         286,195.39
5000425537   7.125    433000    19990601   20290501   2917.21    360   69.84     620,000   68.24         423,117.78
5000427228   7.125    356800    19990501   20290401   2403.83    360   89.99     520,000   88.22         349,790.43
5000427939   7.25     332000    19990501   20290401   2264.83    360   73.78     450,000   72.04         324,168.70
5000428648   7.375    450000    19990501   20290401   3108.04    360   62.94     715,000   52.03         372,011.09
5000435460   7.375    288700    19990601   20290501   1993.98    360   95        304,000   92.87         282,220.55
5000437854   7.125    379000    19990401   20290301   2553.39    360   59.22     640,000    58           371,207.13
5000440262   7        533600    19990601   20290501   3550.06    360   79.64     670,000   78.11         523,342.00
5000441229   7.125    278000    19990601   20290501   1872.94    360   65.41     425,000   64.19         272,791.77
5000446202   7.125    292000    19990601   20290501   1967.26    360   80        365,000   74.01         270,130.26
5000446558   7.375    464000    19990701   20290601   3204.74    360   77.33     600,000   76.02         456,111.55
5000453083   7.125    639000    19990601   20290501   4305.07    360   79.88     800,000   78.38         627,015.89
5000465574   7.125    334000    19990301   20290201   2250.22    360   73.89     452,000   69.99         316,339.78
5000468511   7.125    311250    19990501   20290401   2096.95    360   73.24     425,000   70.69         300,415.43
5000468958   7.125    350000    19990501   20290401   2358.02    360   48.28     725,000   45.34         328,719.41
5000482579   7.125    287300    19990501   20290401   1935.6     360   73.67     390,000   72.22         281,655.68
5000497486   7.375    280800    19990601   20290501   1939.42    360   90        320,000   86.48         269,807.83
5000499243   7.25     280000    19990601   20290501   1910.1     360   89.17     315,000   85.65         268,943.47
5000508738   7.375    422000    19990701   20290601   2914.65    360   52.75     800,000   51.85         414,825.69
5000531722   7.125    284000    19990501   20290401   1913.37    360   79.99     360,000   78.41         278,420.44
5000535095   7.125    532000    19990501   20290401   3584.19    360   80        665,000   77.27         513,836.69
5000535608   7.25     290000    19990601   20290501   1978.32    360   76.32     380,000   74.92         284,693.99
5000539832   7.25     568000    19990701   20290601   3874.77    360   66.82     850,000   65.1          553,345.50
5000541853   7.5      370800    19990601   20290501   2592.69    360   80        465,000   78.6          364,331.47
5000543412   7.125   1000000    19990801   20290701   6737.19    360   56.18   1,800,000   55.23         983,071.09
5000547959   7.5      292000    19990601   20290501   2041.71    360   80        365,000   78.6          286,906.09
5000547991   7.25     306000    19990601   20290501   2087.46    360   90        345,000   88.35         300,401.45
5000548130   7.125    403100    19990601   20290501   2715.76    360   66.08     610,000   64.84         395,548.09
5000548288   7.125    298000    19990601   20290501   2007.69    360   80        375,000   78.5          292,416.89
5000549328   7.25     549000    19990601   20290501   3745.15    360   64.66     850,000   56.51         479,752.05
5000549823   7.125    450000    19990601   20290501   3031.74    360   77.72     580,000   74.92         433,777.65
5000549898   7.125    390000    19990701   20290601   2627.51    360   79.19     494,000   77.78         383,046.51
5000549989   7.375    436000    19990601   20290501   3011.35    360   80        575,000   77.35         421,559.15
5000549997   7.125    352000    19990601   20290501   2371.49    360   80        440,000   78.44         345,142.96
5000550078   7.125    360000    19990701   20290601   2425.39    360   90        405,000   88.4          353,581.48
5000550961   7.125    292000    19990601   20290501   1967.26    360   80        375,000   78.5          286,529.46
5000551316   7.375    468000    19990601   20290501   3232.36    360   80        585,000   78.34         458,296.46
5000551613   7.25     403200    19990601   20290501   2750.54    360   70        576,000   68.72         395,822.75
5000553437   7.25     441000    19990701   20290601   3008.4     360   90        570,000   88.43         433,321.85
5000560234   7.5      344000    19990901   20290801   2405.3     360   80        430,000   78.81         338,866.54
5000563923   7.25     378500    19990801   20290701   2582.04    360   37.85   1,000,000   34.3          343,039.94
5000569383   7.25     511000    19990601   20290501   3485.93    360   68.13     750,000   66.89         501,650.53
5000575422   7.125    325000    19990701   20290601   2189.59    360   53.63     606,000   52.37         317,367.66
5000577154   7.125    414400    19990701   20290601   2791.89    360   79.86     523,000   78.22         405,871.66
5000578442   7.25     343200    19990601   20290501   2341.23    360   80        429,000   78.54         336,920.79
5000579564   7        549000    19990501   20290401   3652.52    360   66.55     825,000   64.66         533,477.17
5000580794   7.25     380000    19990601   20290501   2592.27    360   80        475,000   78.31         371,973.43
5000583715   7.125    976000    19990601   20290501   6575.5     360   48.8    2,000,000   47.89         957,714.81
5000584846   7.125    400000    19990601   20290501   2694.88    360   69.57     575,000   68.26         392,506.04
5000593045   7.125    321000    19990501   20290401   2162.64    360   74.91     428,500   73.44         314,693.74
5000593532   7.125    285000    19990501   20290401   1920.1     360   74.61     382,000   73.14         279,400.96
5000594142   7.5      374600    19990501   20290401   2619.26    360   53.9      695,000   51.21         355,919.99
5000597632   7.125   1350000    19990701   20290601   9095.21    360   72.97   1,850,000   71.67       1,325,930.61
5000599661   7.125    306000    19990501   20290401   2061.58    360   76.5      400,000    75           299,988.45
5000599885   7.125    284000    19990601   20290501   1913.37    360   76.76     370,000   71.76         265,522.56
5000602085   7.25     399000    19990701   20290601   2721.89    360   49.88     800,000   49.01         392,052.97
5000610120   7.125    332000    19990701   20290601   2236.75    360   80        415,000   78.57         326,070.89
5000610260   7.25     341250    19990601   20290501   2327.93    360   75        455,000   72.08         327,967.95
5000618149   7.125    325000    19990601   20290501   2189.59    360   36.11     900,000   35.43         318,911.15
5000618750   7.25     400000    19990601   20290501   2728.71    360   89.49     447,000   87.85         392,681.50
5000689546   7.125    625000    19990601   20290501   4210.75    360   75.76     825,000   74.34         613,290.69
5000718865   7.125    471300    19990801   20290701   3175.24    360   80        589,142   78.28         461,198.95
5000721810   7.125    437500    19990701   20290601   2947.52    360   70        625,000   68.61         428,809.23
5000722701   7.25     650000    19990801   20290701   4434.15    360   79.75     815,000   78.44         639,254.95
5000727577   7.125    316000    19990601   20290501   2128.96    360   80        395,000   78.5          310,079.64
5000730555   7.125    339150    19990601   20290501   2284.92    360   85        399,000   82.08         327,502.33
5000732676   7.125    360000    19990701   20290601   2425.39    360   87.8      410,000   86.24         353,581.48
5000742550   7.25     555000    19990601   20290501   3786.08    360   51.63   1,075,000   50.68         544,844.67
5000801158   7.125    550000    19990601   20290501   3705.46    360   44      1,250,000   43.18         539,695.81
5000802123   7.125    399500    19990701   20290601   2691.51    360   89.99     445,000   88.39         392,364.62
5000802271   7.375    656800    19990601   20290501   4536.36    360   80        837,000   78.02         640,569.52
5000838234   7.25     277600    19990601   20290501   1893.73    360   80        347,000   78.54         272,520.87
5000838705   7.375    308000    19990601   20290501   2127.28    360   80        385,000   78.57         302,497.28
5000839489   7.125    864250    19990901   20290801   5822.62    360   63.35   1,380,000   62.33         850,392.48
5000845049   7.25     376000    19990601   20290501   2564.99    360   60.65     620,000   59.46         368,629.83
5000846062   7.25     328500    19990701   20290601   2240.95    360   79.93     411,000   78.54         322,780.58
5000859073   7.125    423000    19990601   20290501   2849.83    360   61.3       90,000   59.67         411,727.21
6000042306   8.5      312760    20000901   20300801   2404.86    360   80        391,000   79.65         311,405.15
6002190970   7.875    300000    20000401   20300301   2175.21    360   66.42     459,000   65.83         297,338.17
6004489651   7.875    300000    20000701   20300601   2175.21    360   57.69     539,000   57.33         298,092.35
6013034050   7.25     326000    20010201   20310101   2223.9     360   80        410,000   79.87         325,489.83
6018112026   8.375    297101    20000601   20300501   2258.19    360   80        372,000   79.49         295,195.18
6018715091   8        351920    20001001   20300901   2582.27    360   80        440,000   79.59         350,124.19
6021345696   7.625    472000    19990901   20290801   3340.79    360   80        590,000   78.83         465,124.27
6035373221   7.375    450000    19991201   20291101   3108.04    360   72.58     620,000   71.66         444,261.42
6044916135   7.375    300000    19990801   20290701   2072.03    360   93.75     320,000   92.24         295,157.76
6045229801   7.5      512000    20010101   20301201   3579.98    360   80        650,000   79.82         510,852.93
6048702143   7.875    300600    19991201   20291101   2179.56    360   90        375,000   82.56         275,765.98
6052018246   8.125    420000    20001101   20301001   3118.49    360   80        525,000   79.73         418,607.57
6053808439   7.125    325000    19990701   20290601   2189.59    360   39.63     820,000   38.93         319,205.46
6057438985   7.75     445000    20010101   20301201   3188.04    360   44.95     990,000   44.85         444,051.66
6059570660   7.375    576000    20001201   20301101   3978.29    360   80        720,000   79.75         574,193.94
6070754822   7.125    400000    19990901   20290801   2694.88    360   65.68     610,000   64.63         393,586.31
6080862060   7.875   1000000    20010201   20310101   7250.7     360   54.05   1,850,000   53.98         998,619.08
6088036196   7.125    304000    19990701   20290601   2048.11    360   70.7      430,000   68.19         293,215.83
6090047009   7.875    310000    20010101   20301201   2247.72    360   54.96     564,000   54.85         309,355.76
6092701728   7.25     310500    19990701   20290601   2118.16    360   90        350,000   88.43         305,093.92
6097038183   7.125    294000    19990701   20290601   1980.74    360   75        392,000   73.66         288,758.10
6100442893   7.125    336000    19990801   20290701   2263.7     360   70        480,000   68.81         330,311.79
6121051194   7.375    305350    20000401   20300301   2108.98    360   79.93     417,900   79.18         302,465.61
6125404902   7.875    460000    20010201   20310101   3335.32    360   80        580,000   79.89         459,364.78
6127419734   7.875    325000    20000801   20300701   2356.48    360   58.04     560,000   57.71         323,169.01
6136378566   7.875    425000    20010101   20301201   3081.55    360   79.45     535,000   79.29         424,116.76
6136577399   7.375    304000    19990601   20290501   2099.66    360   73.25     415,000   71.94         298,568.54
6136895981   7.125    373950    19990701   20290601   2519.38    360   87.99     425,000   86.42         367,282.63
6142992442   7.125    285000    19990801   20290701   1920.1     360   79.17     360,000   77.68         279,642.73
6148821421   8.125    300978    20000901   20300801   2234.76    360   85        357,000   84.53         299,323.54
6166683356   7.875    300000    20001201   20301101   2175.21    360   54.64     568,000   54.22         297,646.22
6167579793   7.125    310500    19990701   20290601   2091.9     360   90        348,000   87.26         301,038.87
6175930814   7.625    395250    20001001   20300901   2797.56    360   85        469,000   84.62         393,506.05
6178306129   8        352000    20001201   20301101   2582.86    360   57.7      610,000   57.55         351,045.74
6182352044   8.375    319600    19990801   20290701   2429.2     360   80        410,000   78.94         315,352.06
6193080527   7.5      500000    19990901   20290801   3496.08    360   64.52     775,000   63.55         492,538.50
6196689621   8        370000    20001001   20300901   2714.93    360   79.67     475,000   79.35         368,485.24
6200492673   8.375    650000    20001101   20301001   4940.47    360   72.83     892,500   72.6          647,951.55
6203075350   7.125    305000    19990701   20290601   2054.85    360   63.94     477,000   62.8          299,561.97
6206468842   7.125    350000    19990701   20290601   2358.02    360   60.66     577,000   59.58         343,759.72
6209862736   7.375    584000    20010101   20301201   4033.55    360   80        730,000   79.82         582,658.65
6214969369   7.125    585000    19990801   20290701   3941.26    360   62.57     935,000   61.51         575,096.49
6224665965   7.25     323640    19990701   20290601   2207.8     360   89.9      370,000   88.3          317,890.05
6224851037   7.125    700000    19990701   20290601   4716.03    360   50      1,400,000   48.37         677,177.62
6225371183   7.125    408000    19990701   20290601   2748.78    360   51.13     798,000   29.18         232,859.90
6232264892   7.5      510000    20001001   20300901   3566       360   73.8      695,000   73.47         507,693.21
6235842504   7        525000    19990701   20290601   3492.84    360   70        750,000   68.7          515,277.02
6246226267   8        580000    20001001   20300901   4255.84    360   44.62   1,300,000   44.43         577,625.69
6250376925   7.25     463000    19990701   20290601   3158.48    360   77.17     600,000   75.82         454,938.78
6252102691   7.125    420000    19990701   20290601   2829.62    360   71.79     585,000   70.51         412,511.77
6259020375   8.125    286000    20001101   20301001   2123.55    360   74.52     384,000   74.27         285,045.93
6282603866   8.125    321000    20001101   20301001   2383.42    360   68.3      470,000   68.07         319,935.77
6285312481   7.25     650000    19990701   20290601   4434.15    360   78.31     830,000   76.95         638,682.97
6286821266   7.875    325921    20001201   20301101   2363.16    360   80        408,000   79.78         325,015.54
6288688895   8.25     478400    20000501   20300401   3594.06    360   80        600,000   79.42         474,926.57
6308537122   8.125    350000    20000501   20300401   2598.75    360   57.38     610,000   56.95         347,394.44
6310585432   7        633500    19990601   20290501   4214.7     360   70        905,000   68.66         621,348.06
6312077040   7        650000    19990701   20290601   4324.47    360   59.09   1,100,000   58.01         638,133.69
6314512556   7.625    360000    20001001   20300901   2548.06    360   69.63     517,000   69.33         358,411.59
6314765139   7.25     460000    19990801   20290701   3138.02    360   55.09     835,000   54.18         452,395.67
6320190645   7.25     749950    19990701   20290601   5115.99    360   69.44   1,080,000   67.67         730,827.08
6322254092   7.875    280800    20000501   20300401   2036       360   90        314,000   89.3          278,603.12
6325656152   8        412500    20000501   20300401   3026.78    360   75        555,000   74.42         409,288.02
6328730749   7.125    329000    20010201   20310101   2216.54    360   68.68     485,000   68.57         328,472.24
6328797383   7.25     800000    19990701   20290601   5457.42    360   54.61   1,465,000   53.59         785,163.50
6334104335   7.625    432000    20010201   20310101   3057.67    360   80        550,000   79.88         431,372.67
6335012388   7.125    650000    19990701   20290601   4379.18    360   41.94   1,550,000   41.19         638,410.94
6335890981   7.875    365000    20001201   20301101   2646.51    360   62.77     582,000   62.6          363,985.26
6337219171   7        540000    19990601   20290501   3592.64    360   79.41     685,000   77.89         529,641.61
6338535252   7.875    296000    20010101   20301201   2146.21    360   80        395,000   79.83         295,384.85
6338855270   8        279100    19991201   20291101   2047.94    360   80        349,000   78.89         275,230.78
6343606676   8.125    600000    20000401   20300301   4454.99    360   80        750,000   78.63         589,688.98
6347194158   7.875    456000    20000601   20300501   3306.32    360   80        570,000   79.43         452,767.49
6348361962   8.25     340000    20010101   20301201   2554.31    360   74.73     455,000   74.58         339,345.09
6348521177   8        315000    20001201   20301101   2311.36    360   90        350,000   89.76         314,146.06
6350796089   7.75     304200    20001201   20301101   2179.33    360   90        338,000   89.74         303,332.82
6355564466   7.25     448000    19990701   20290601   3056.15    360   80        560,000   77.86         436,018.65
6356853504   7.5      281250    19990801   20290701   1966.55    360   75        375,000   73.82         276,817.81
6362162072   7.75     300000    20000901   20300801   2149.24    360   58.25     527,000   57.96         298,488.79
6364063898   7.375    500000    19990701   20290601   3453.38    360   80        625,000   78.64         491,499.59
6367983142   7.75     316000    20000601   20300501   2263.87    360   79.1      400,000   78.52         313,703.68
6380793486   7.125    349000    19990801   20290701   2351.28    360   69.8      500,000   68.54         342,724.98
6382157904   7.375    279500    20010101   20301201   1930.44    360   50.82     550,000   50.7          278,858.03
6385084428   8.625    286500    20000401   20300301   2228.37    360   75        382,000   74.45         284,387.98
6385273799   7.25     300000    19990701   20290601   2046.53    360   94.34     318,300   92.7          294,776.77
6385429458   7.5      344650    20010101   20301201   2409.85    360   79.99     431,000   79.81         343,877.83
6393059180   7.625    373925    20001201   20301101   2646.62    360   80        471,500   79.7          372,526.33
6402036039   7.5      400000    19991101   20291001   2796.86    360   64.52     620,000   63.65         394,640.01
6402611658   7.125    428000    19990801   20290701   2883.52    360   80        535,000   78.55         420,238.10
6421256410   7.125    276500    19991101   20291001   1862.84    360   70        397,000    69           272,556.98
6424876339   7.125    385900    20001201   20301101   2599.88    360   69.97     555,000   69.75         384,654.20
6432250394   7.125    340000    19990801   20290701   2290.65    360   80        425,000   78.65         334,244.05
6434138977   7.5      325000    20001101   20301001   2272.45    360   76.47     425,000   76.18         323,778.83
6435464661   7.625    400000    20010201   20310101   2831.18    360   64        625,000   63.91         399,419.14
6444033648   7.25     288000    19990801   20290701   1964.67    360   79.12     364,000   77.81         283,239.09
6447615581   7.125    345000    19990601   20290501   2324.33    360   69        500,000   67.71         338,536.57
6448061298   7.125    292500    19990701   20290601   1970.63    360   75        390,000   73.66         287,284.94
6448180106   7.125    336000    19990701   20290601   2263.7     360   80        420,000   78.57         330,009.32
6449301362   7.5      295000    20010201   20310101   2062.69    360   79.73     370,000   79.6          294,528.74
6449942165   7.5      300000    20000201   20300101   2097.65    360   71.86     418,000   71.08         296,753.06
6455379591   7.125    287000    19990801   20290701   1933.58    360   72.66     395,000   71.43         282,141.24
6458771976   7.875    315200    20010101   20301201   2285.42    360   80        396,000   79.83         314,534.90
6462098440   7.25     305000    19990701   20290601   2080.64    360   79.99     385,000   78.54         299,474.03
6463775590   7.125    400000    19990601   20290501   2694.88    360   74.07     540,000   72.69         392,506.04
6464298824   7.125    785000    19990701   20290601   5288.7     360   55.28   1,420,000   54.3          771,004.00
6471887379   7.875    402000    20001201   20301101   2914.78    360   46.85     858,000   46.72         400,882.44
6473897111   7.375    560000    19990701   20290601   3867.79    360   80        700,000   78.64         550,479.45
6494379313   8        303000    20000901   20300801   2223.31    360   67.63     448,000   67.31         301,548.04
6497280203   7.125    308000    19990701   20290601   2075.06    360   80        385,000   77.12         296,895.49
6504245447   7.375    400000    20001201   20301101   2762.71    360   63.8      627,000   63.6          398,771.22
6506951562   8.125    379166    20001101   20301001   2815.3     360   80        493,000   79.73         377,908.94
6507009394   7.125    312000    19990701   20290601   2102.01    360   80        390,000   78.57         306,437.16
6514412680   7.125    510000    20010201   20310101   3435.97    360   58.59   1,050,000   58.49         509,181.89
6529533785   7.125    915000    19990701   20290601   6164.53    360   59.03   1,550,000   57.98         898,686.34
6532534291   7        760000    19990701   20290601   5056.3     360   58.46   1,300,000   57.39         746,125.61
6533028913   7.5      630000    20001001   20300901   4405.06    360   75        845,000   74.66         627,150.45
6537503259   8.25     276000    20001001   20300901   2073.5     360   79.88     355,000   72.19         249,406.50
6558259237   8.125    319500    20000701   20300601   2372.28    360   90        355,000   89.46         317,567.26
6568956749   7.75     351200    20010301   20310201   2516.04    360   80        465,000   79.94         350,952.13
6587465862   7.875    397600    20001201   20301101   2882.88    360   80        499,000   79.78         396,494.66
6587834158   8.5      456000    20000901   20300801   3506.25    360   80        600,000   79.65         454,024.67
6588889144   7.375    399200    20001001   20300901   2757.18    360   80        500,000   79.63         397,349.19
6593658765   7.25     294900    20001001   20300901   2011.74    360   78.66     384,000   78.29         293,498.67
6597160644   7.125    420750    19990901   20290801   2834.68    360   85        495,000   83.63         413,976.24
6598589262   7.5      625000    20001001   20300901   4370.1     360   35.82   1,745,000   35.65         622,173.04
6614667555   7.25     318750    19990801   20290701   2174.44    360   75        425,000   73.76         313,477.36
6616687197   7.875    330000    20000501   20300401   2392.73    360   75.93     436,000   75.34         327,418.20
6616737471   7.875    300000    20001201   20301101   2175.21    360   52.72     569,000   52.58         299,166.00
6620165297   7.125    449000    19990701   20290601   3025       360   59.08     760,000   58.03         440,994.67
6625945842   7.5      318400    20001201   20301101   2226.3     360   80        415,000   79.76         317,445.90
6626464553   8.125    384000    20001001   20300901   2851.19    360   80        482,000   79.68         382,467.12
6634638792   7.875    348800    20001001   20300901   2529.05    360   80        440,000   79.66         347,335.86
6634744889   7.25     592500    19990801   20290701   4041.9     360   74.06     800,000   72.84         582,705.46
6635208348   7.5      394000    19990801   20290701   2754.91    360   50.84     775,000   49.99         387,384.71
6636166065   7.875    485000    20001001   20300901   3516.59    360   60.62     800,000   60.06         480,499.13
6643593434   7.5      300000    20010201   20310101   2097.65    360   62.5      480,000   62.41         299,553.31
6645312304   7        549500    19990701   20290601   3655.84    360   70        785,000   68.72         539,468.42
6646016235   8.375    608000    20000501   20300401   4621.24    360   80        760,000   79.43         603,694.88
6646845914   7.625    293250    20010201   20310101   2075.61    360   85        345,000   84.88         292,824.15
6649036610   7.125    323000    19990801   20290701   2176.12    360   78.78     410,000   77.32         317,007.54
6649949754   7.125    307500    19990701   20290601   2071.69    360   75        410,000   73.66         302,017.43
6652705093   8        612000    20001201   20301101   4490.64    360   80        765,000   79.78         610,340.94
6656926075   7.25     350400    19990701   20290601   2390.35    360   80        438,000   75.39         330,214.40
6660559748   7.125    340000    19990801   20290701   2290.65    360   80        425,000   78.58         333,964.70
6660989747   7.5      400000    20010101   20301201   2796.86    360   26.67   1,520,000   26.61         399,103.84
6669878669   7.125    324000    19990601   20290501   2182.85    360   90        360,000   88.3          317,867.34
6671524491   8.375    350625    20000901   20300801   2665.01    360   75        470,000   74.67         349,067.11
6691342262   7.25     416000    19990801   20290701   2837.86    360   80        520,000   77.9          405,079.77
6691649013   7.375    307200    19990701   20290601   2121.76    360   79.99     390,000   78.35         300,923.80
6693934405   7.125    362100    19990701   20290601   2439.54    360   79.98     453,000   78.09         353,536.35
6699032642   7.25     348000    19990701   20290601   2373.98    360   80        435,000   78.58         341,811.80
6703221900   8.25     428000    20000301   20300201   3215.43    360   80        535,000   79.31         424,301.79
6704369039   8.125    515000    20001201   20301101   3823.87    360   59.06     900,000   58.9          513,638.69
6704756409   7.75     391600    20010201   20310101   2805.48    360   69.93     560,000   69.83         391,045.42
6705733399   8.375    320000    20001001   20300901   2432.24    360   38.55     830,000   38.41         318,785.54
6706230270   7.25     328000    19990601   20290501   2237.54    360   80        410,000   78.37         321,312.25
6706601215   7.25     500000    19990801   20290701   3410.89    360   58.82     850,000   57.67         490,232.24
6716953317   7.5      454821    20010101   20301201   3180.18    360   75.05     606,000   74.88         453,802.01
6717725367   7.5      832000    19990701   20290601   5817.47    360   49.38   1,685,000   48.56         818,189.70
6724587263   7.625    287550    20000101   20291201   2035.27    360   90        320,000   88.98         284,285.29
6729249794   7.125    445000    19990801   20290701   2998.05    360   77.8      580,000   76.48         437,466.61
6729901535   7.125    314175    19990801   20290701   2116.66    360   80        415,000   78.23         307,221.54
6733884156   7.75     323900    20010201   20310101   2320.46    360   79.98     419,000   79.87         323,441.31
6734820498   7        600000    19990701   20290601   3991.82    360   75        800,000   73.63         589,046.44
6736178051   7       1000000     9990701    0290601   6653.03    360   58.82   1,700,000   49.24         837,121.95
6737376753   7.875    423920    20010201   20310101   3073.72    360   80        535,000   79.89         423,334.60
6739215512   8.375    375000    20000301   20300201   2850.28    360   59.52     630,000   59.02         371,839.60
6740979601   7.125    440000    19990701   20290601   2964.37    360   50.57     870,000   49.67         432,155.01
6745749306   7.25     280500    19990701   20290601   1913.51    360   71.92     390,000   70.67         275,616.18
6753197802   7.125    320000    19990701   20290601   2155.9     360   63.37     505,000   62.24         314,294.72
6759045203   8        308000    20000801   20300701   2260       360   80        395,500   79.56         306,307.57
6760593589   7.75     300000    20001001   20300901   2149.24    360   37.45     820,000   37.29         298,708.87
6762162938   8.375    344000    20000801   20300701   2614.65    360   80        430,000   79.59         342,247.10
6775723270   7.625    288000    20010101   20301201   2038.45    360   80        383,000   79.83         287,370.67
6785349595   7.5      420000    20010101   20301201   2936.71    360   80        525,000   79.82         419,059.01
6789724124   7.625    350000    20010201   20310101   2477.28    360   45.57     780,000   45.5          349,468.88
6789747018   7.5      350000    20001101   20301001   2447.26    360   58.33     600,000   58.11         348,684.86
6798404163   7.75     350000    20010101   20301201   2507.45    360   68.63     510,000   68.48         349,254.11
6799390262   7        650000    19990701   20290601   4324.47    360   50      1,300,000   49.09         638,133.69
6812237144   7.75     500000    19991201   20291101   3582.07    360   68.03     750,000   67.22         494,071.62
6816025503   7.125    294750    19990801   20290701   1985.79    360   90        328,000   86.64         283,737.65
6817735043   7.625    277000    19990901   20290801   1960.59    360   71.39     388,000   69.86         271,052.19
6821301311   7.625    450000    19990901   20290801   3185.08    360   69.23     680,000   68.22         443,444.65
6822701824   7.125    425000    19990701   20290601   2863.31    360   50        850,000   45.71         388,560.66
6829950275   7.25     279200    19990701   20290601   1904.64    360   80        349,000   78.61         274,337.34
6830807662   7.5      448000    20000101   20291201   3132.49    360   80        560,000   79.07         442,788.45
6834682962   7.375    485000    20001201   20301101   3349.78    360   65.54     755,000   65.34         483,510.13
6839404941   7.25     695000    19990801   20290701   4741.13    360   63.18   1,130,000   60.32         663,470.96
6842807262   7        562500    19990901   20290801   3742.33    360   75        750,000   73.77         553,263.98
6843781268   8.375    464000    20000301   20300201   3526.74    360   80        580,000   79.33         460,089.61
6852321774   7.625    448000    19990801   20290701   3170.92    360   80        560,000   78.77         441,108.15
6853122981   7.5      384000    20010101   20301201   2684.99    360   80        480,000   79.82         383,139.68
6860390878   8.5      308000    20000701   20300601   2368.26    360   80        400,000   79.55         306,272.27
6863463086   7.75     375000    20010201   20310101   2686.55    360   49.34     760,000   49.27         374,468.94
6866689935   7.375    427000    20001201   20301101   2949.19    360   79.22     550,000   78.98         425,688.29
6867189000   8        412000    20001101   20301001   3023.12    360   80        550,000   79.41         408,983.15
6872074965   7.125    425000    19990701   20290601   2863.31    360   53.13     800,000   52.18         417,422.54
6875355270   7.125    509000    19990701   20290601   3429.23    360   72.71     700,000   71.42         499,924.12
6876118586   7.875    325000    20001201   20301101   2356.48    360   72.22     725,000   72.01         324,052.10
6883402684   7.25     300000    19990801   20290701   2046.53    360   68.18     440,000   67.05         295,040.76
6891379551   7        720000    19990801   20290701   4790.18    360   60      1,200,000   58.96         707,518.80
6893945334   7.875    508000    20010101   20301201   3683.36    360   80        635,000   79.83         506,944.28
6899249509   7.25     350000    20010201   20310101   2387.62    360   72.92     482,000   72.8          349,452.27
6914296550   7.25     400000    19990701   20290601   2728.71    360   74.77     535,000   73.46         393,035.62
6920514566   7.625    375000    20001001   20300901   2654.23    360   34.4    1,090,000   34.24         373,242.84
6921559289   7.375    750000    19990701   20290601   5180.07    360   60      1,250,000   58.98         737,249.37
6922930505   7.125    547960    19990801   20290701   3691.71    360   80        685,000   78.65         538,683.65
6929698949   7.125    294300    19990601   20290501   1982.76    360   62.62     470,000   61.44         288,786.28
6932228346   8.5      300000    20001001   20300901   2306.75    360   88.24     340,000   87.91         298,890.01
6944714663   8.125    396000    20001201   20301101   2940.29    360   90        441,000   89.76         394,953.27
6958492578   7.125    376000    19990801   20290701   2533.19    360   80        525,000   78.65         369,634.59
6962769631   8        285000    20001001   20300901   2091.23    360   73.08     390,000   72.78         283,833.33
6968154838   8.125    348800    20000701   20300601   2589.84    360   87.46     398,800   86.93         346,689.94
6970531882   7.25     385000    19990701   20290601   2626.38    360   70        550,000   68.78         378,296.89
6976025418   7.75     282552    20010201   20310101   2024.24    360   80        355,000   79.89         282,151.86
6981632083   8        300000    20001101   20301001   2201.3     360   66.67     450,000   66.44         298,980.00
6983023349   7.5      400000    20000201   20300101   2796.86    360   71.56     623,000   70.78         395,670.83
6985612370   7.125    325000    19990701   20290601   2189.59    360   43.33     750,000   42.56         319,205.46
6987966121   8        316000    20000901   20300801   2318.7     360   79.5      417,500   79.12         314,485.75
6994458278   7.125    425000    19990901   20290801   2863.31    360   73.91     600,000   72.73         418,185.46
6996699838   7.5      400000    20000101   20291201   2796.86    360   79.21     505,000   77.37         390,697.28
6997049157   7.875    280000    20000601   20300501   2030.2     360   60.22     480,000   59.79         278,015.09

BANK OF AMERICA BOAMS 2001-04 GROUP1
Mortgage Loan Schedule - 3/29/01 (cont'd)

LOAN                                     REM           DOC
NUMBER       PMI COMPANY                 TERM   FICO   TYPE               GROUP
-------------------------------------------------------------------------------
0001410497                                290    765   RAPD                 1
0001437102   UNKNOWN                      295      0                        1
0001521368                                291    766   RAPD                 1
0001635291                                290    710   RAPD                 1
0001818236                                273      0                        1
0001889047                                270      0                        1
0001912971                                272      0                        1
0001913755                                270      0                        1
0001921469                                273      0                        1
0003007564                                293    745   RAPD                 1
0003069713                                278      0                        1
0003087038                                278      0                        1
0003139805                                265    768   RAPD                 1
0003177599                                265    776   RAPD                 1
0003245370                                278    767   RAPD                 1
0003520798                                268      0                        1
0003563657                                269      0                        1
0003583390                                269      0                        1
0003586369                                271      0                        1
0003592086                                280    781   RAPD                 1
0003628278                                271      0                        1
0003649217                                270      0                        1
0003686144                                270      0                        1
0003689593                                271      0                        1
0003734548                                271      0                        1
0003741261                                271      0                        1
0003822533                                273      0                        1
0003885811                                273      0                        1
0003983947                                282      0                        1
0004324992                                260    801   RAPD                 1
0004472692                                295    684   RAPD                 1
0004557468                                268      0                        1
0004571519                                269      0                        1
0004571980                                273      0                        1
0004934824                                293    751   RAPD                 1
0005005160                                293    706   RAPD                 1
0005081534                                292      0                        1
0005098447                                294      0                        1
0005119383                                292      0                        1
0005131099                                294      0                        1
0005140397                                294    658   RAPD                 1
0005188388                                293      0                        1
0005239264                                294    788   RAPD                 1
0005253653                                294    715   RAPD                 1
0005257373   REPUBLIC                     294    749   RAPD                 1
0005285481                                290    728   RAPD                 1
0005517040                                269    638   RAPD                 1
0005562061                                248    744   RAPD                 1
0005577481                                251    671   RAPD                 1
0005650163   GE                           252    752   RAPD                 1
0005732045                                265    725   RAPD                 1
0005766993                                254    614   RAPD                 1
0005791702                                267    773   RAPD                 1
0005891544                                259    766   RAPD                 1
0005992797                                261    734   RAPD                 1
0006224331                                292    678   RAPD                 1
0006231641                                292      0   RAPD                 1
0006235279                                293    655   RAPD                 1
0006303895                                293    774   RAPD                 1
0006399604                                263    740   RAPD                 1
0006412910   REPUBLIC                     263    625   RAPD                 1
0006417273                                263    700   RAPD                 1
0007164965                                302    773   RAPD                 1
0007229677                                292    759   RAPD                 1
0007904048                                253    680   RAPD                 1
0007972334   PMI                          292    706                        1
0008168569                                257    689   RAPD                 1
0008350779                                295    734   FULL                 1
0008573404                                266    723   FULL                 1
0008575292                                268    698   RAPD                 1
0008581324                                267    673   RAPD                 1
0008887960                                280    693   RAPD                 1
0008947095                                263    778   FULL                 1
0008959447                                264    646   RAPD                 1
0009009127                                270    740   FULL                 1
0009073669                                284    782   FULL                 1
0009580168                                279    678   FULL                 1
0009764655                                279    779   RAPD                 1
0009790510                                280    729   RAPD                 1
0009835141                                286    722   RAPD                 1
0009958703                                293    791   RAPD                 1
0009980301   PMI                          291    740   RAPD                 1
0010260099   GE                           309    714   RAPD                 1
0010274693                                309    719   RAPD                 1
0010293582                                309    792   RAPD                 1
0010329463                                307    778   RAPD                 1
0010353348                                308    738   RAPD                 1
0010354514                                310    735   RAPD                 1
0010367233                                309    810   RAPD                 1
0010388206                                307    768   RAPD                 1
0010390901                                308    726   RAPD                 1
0010394401                                309    748   RAPD                 1
0010402438                                310    793   RAPD                 1
0010402632                                309    773   RAPD                 1
0010403264   MGIC                         309    745   RAPD                 1
0010403604                                309    702   FULL                 1
0010510133                                309    750   RAPD                 1
0010510460                                309    766   RAPD                 1
0010510591                                313    790   RAPD                 1
0010526226                                311    730   RAPD                 1
0010526609                                310    695                        1
0010528709                                310    792                        1
0010529144                                311    702                        1
0010529608                                309    762                        1
0010530088                                309    650   RAPD                 1
0010536221                                310      0   RAPD                 1
0010537449                                309    730   FULL                 1
0010539140   RADIAN                       311    766                        1
0010540334                                311    727                        1
0010541021                                311    790   RAPD                 1
0010541110                                312    768   RAPD                 1
0010541985                                311    785                        1
0010542159                                312    781                        1
0010543970   UGI                          310    768                        1
0010544437                                311    709   FULL                 1
0010544852                                311    727   FULL                 1
0010545255                                311    748   RAPD                 1
0010546049                                311    763   RAPD                 1
0010546316                                312    784                        1
0010546804   UGI                          311    792                        1
0010548319                                311    770   RAPD                 1
0010548980                                311    748   RAPD                 1
0010549455                                313    754   RAPD                 1
0010549684                                313    721   RAPD                 1
0020005989                                295    700   RAPD                 1
0020013850                                295    739   RAPD                 1
0020044335                                295    757   RAPD                 1
0020045324                                296    802   RAPD                 1
0020051249                                295    659   RAPD                 1
0020066395                                295    715   RAPD                 1
0020076279                                296    728   RAPD                 1
0020106514                                296    756   RAPD                 1
0020256061                                272    713   RAPD                 1
0021371315   UGI                          298    739   RAPD                 1
0021409251                                305    818   RAPD                 1
0021430641                                309    732   RAPD                 1
0021442553                                324    707   FULL                 1
0021452351   Collective Federal Saving    308      0   RAPD                 1
0021452989   PMI                          310    622   RAPD                 1
0021462038   PMI                          307    761   RAPD                 1
0021483698                                306    622   RAPD                 1
0021514429                                309    756   RAPD                 1
0021515191                                310    753   RAPD                 1
0021523096                                309    697   RAPD                 1
0021530225                                325    764   FULL                 1
0021533661                                308    778   RAPD                 1
0021536716                                306    655   RAPD                 1
0021537950                                306    763   RAPD                 1
0021542220   MGIC                         325    775   FULL                 1
0021550646                                304    754   RAPD                 1
0021555834                                305    637   RAPD                 1
0021557616                                311    757   RAPD                 1
0021558795                                306    797   RAPD                 1
0021562245                                313    789   RAPD                 1
0021564205                                305    790   RAPD                 1
0021565864                                306    721   RAPD                 1
0021568860                                325    785   FULL                 1
0021570540   UGI                          305    614   RAPD                 1
0021573361                                311    644   RAPD                 1
0021579393                                305    750   RAPD                 1
0021582661   Collective Federal Saving    305    688   RAPD                 1
0021583161                                307    639   RAPD                 1
0021587361                                308    801   RAPD                 1
0021587396                                306    731   RAPD                 1
0021589395   MGIC                         325    683   FULL                 1
0021589836                                306    650   RAPD                 1
0021590991                                306    784   RAPD                 1
0021591024                                305    799   RAPD                 1
0021598891   Collective Federal Saving    324    683   FULL                 1
0021606668                                308    761   RAPD                 1
0021607079   GE                           307    688   RAPD                 1
0021607231                                306    757   RAPD                 1
0021608563                                307    759   RAPD                 1
0021608814   MGIC                         306    755   RAPD                 1
0021609683                                306      0   RAPD                 1
0021609797                                324    706   FULL                 1
0021618038                                307    727   RAPD                 1
0021618756                                325    750   FULL                 1
0021619492                                307    773   RAPD                 1
0021619751                                307    700   RAPD                 1
0021619952                                325    755   FULL                 1
0021622980                                325    688   FULL                 1
0021623004                                325    745   FULL                 1
0021625271                                307    761   RAPD                 1
0021625786                                307    777   RAPD                 1
0021626759   PMI                          325    752   FULL                 1
0021626898                                308    659   RAPD                 1
0021627681                                310    790   RAPD                 1
0021628891                                307    781   RAPD                 1
0021633805                                325    727   FULL                 1
0021635297                                324    790   FULL                 1
0021635731                                307    768   RAPD                 1
0021639562                                325    693   FULL                 1
0021642036                                308    768   RAPD                 1
0021645130                                325    749   FULL                 1
0021645510                                325    653   FULL                 1
0021645515                                308    755   RAPD                 1
0021645710   PMI                          308    724   RAPD                 1
0021645791                                325      0   FULL                 1
0021646449                                307    756   RAPD                 1
0021650569                                325    663   FULL                 1
0021652839                                325    744   FULL                 1
0021653845                                325    704   FULL                 1
0021659412   GE                           325    677   FULL                 1
0021660697                                308    738   RAPD                 1
0021661367                                308    798   RAPD                 1
0021663025   MGIC                         308    781   RAPD                 1
0021663246                                307    720   RAPD                 1
0021663653                                308    754   RAPD                 1
0021665906                                325    666   FULL                 1
0021666156                                309    736   RAPD                 1
0021666784                                308    794   RAPD                 1
0021671702                                309    730   RAPD                 1
0021676713                                325    726   FULL                 1
0021679100                                308    673   RAPD                 1
0021679220                                325    770   FULL                 1
0021681929                                326    691   FULL                 1
0021683271                                309    709   RAPD                 1
0021685002                                308    680   RAPD                 1
0021685347                                309    698   RAPD                 1
0021685938                                325    739   FULL                 1
0021685959                                309    705   RAPD                 1
0021691803                                325    771   FULL                 1
0021692348                                325    754   FULL                 1
0021693023                                325    720   FULL                 1
0021693412                                309    773   RAPD                 1
0021693471                                309    741   RAPD                 1
0021693846                                309    720   RAPD                 1
0021694702                                309    746   RAPD                 1
0021696551                                311    762   RAPD                 1
0021697412                                325    748   FULL                 1
0021697485                                309    774   RAPD                 1
0021699137                                325    629   FULL                 1
0021699913                                325    755   FULL                 1
0021700109                                309    775   RAPD                 1
0021700770                                309    715   RAPD                 1
0021700834   REPUBLIC                     312    760   RAPD                 1
0021701503                                325    654   FULL                 1
0021707393                                325    701   FULL                 1
0021708169                                309    778   RAPD                 1
0021708282                                309    769   RAPD                 1
0021709131                                309    654   RAPD                 1
0021709190                                312    735   RAPD                 1
0021711623                                310    716   RAPD                 1
0021712212                                310    786   RAPD                 1
0021712344                                325    720   FULL                 1
0021713268   MGIC                         325    727   FULL                 1
0021713367                                310    734   RAPD                 1
0021713413                                309      0   RAPD                 1
0021713448                                311    697   RAPD                 1
0021713529   REPUBLIC                     310    738   RAPD                 1
0021714142                                311    688   RAPD                 1
0021714886                                325    752   FULL                 1
0021715220   GE                           311    737   RAPD                 1
0021717508                                310    769   RAPD                 1
0021717711                                310    748   RAPD                 1
0021719620                                325    801   FULL                 1
0021719748                                310    770   RAPD                 1
0021720193                                310    663   RAPD                 1
0021720388   UGI                          325    747   FULL                 1
0021720495                                309    770   RAPD                 1
0021720560                                325    764   FULL                 1
0021721149                                315    739   RAPD                 1
0021721491                                311    756   RAPD                 1
0021721769                                310    777   RAPD                 1
0021721980                                310    774   RAPD                 1
0021723435                                310    774   RAPD                 1
0021723911                                325    680   FULL                 1
0021724455   UGI                          325    782   FULL                 1
0021725262                                325    690   FULL                 1
0021725641                                309    794   RAPD                 1
0021728548                                325    724   FULL                 1
0021730385                                310    782   RAPD                 1
0021730668                                325    734   FULL                 1
0021731146   GE                           325    705   FULL                 1
0021731403                                311    758   RAPD                 1
0021731900                                311    805   RAPD                 1
0021733180                                314    722   RAPD                 1
0021734500                                310    788   RAPD                 1
0021735311                                325    711   FULL                 1
0021738408   REPUBLIC                     311    812   RAPD                 1
0021738793                                310    713   RAPD                 1
0021739153   MGIC                         310    760   RAPD                 1
0021739234                                310    756   RAPD                 1
0021739901                                310    746   RAPD                 1
0021741004                                325    722   FULL                 1
0021741069                                311    704   RAPD                 1
0021741095                                325    710   FULL                 1
0021741166                                311    788   RAPD                 1
0021741191   UGI                          311    746   RAPD                 1
0021741603   MGIC                         310    629   RAPD                 1
0021742634                                311    769   RAPD                 1
0021743550                                311    700   RAPD                 1
0021744122                                311    749   RAPD                 1
0021744688                                310    762   RAPD                 1
0021744735                                325    720   FULL                 1
0021745070                                325    756   FULL                 1
0021746630   MGIC                         311    761   RAPD                 1
0021748365                                312    715   RAPD                 1
0021751447                                316    710   RAPD                 1
0021752621                                310    785   RAPD                 1
0021754977                                312    755   RAPD                 1
0021755329   GE                           311    770   RAPD                 1
0021756366                                325    701   FULL                 1
0021756630                                324    682   FULL                 1
0021761353                                312    727   RAPD                 1
0021762287                                311    732   RAPD                 1
0021763701                                325    761   FULL                 1
0021763842                                325    783   FULL                 1
0021766177                                313    773   RAPD                 1
0021766225                                325    769   FULL                 1
0021766819                                312    756   RAPD                 1
0021768781                                314    654   RAPD                 1
0021771138                                311    782   RAPD                 1
0021771951                                325    673   FULL                 1
0021772070                                312    687   RAPD                 1
0021774129                                313    784   RAPD                 1
0021775176   Collective Federal Saving    311    797   RAPD                 1
0021776504                                316    693   RAPD                 1
0021778922   REPUBLIC                     312    804   RAPD                 1
0021779147   MGIC                         313    761   RAPD                 1
0021782857                                314    794   RAPD                 1
0021786694                                325    710   FULL                 1
0021788658                                325    703   FULL                 1
0021789391   PMI                          325    736   FULL                 1
0021791384                                314    739   RAPD                 1
0021791775                                314    751   RAPD                 1
0021792275                                312    700   RAPD                 1
0021793603                                313    764   RAPD                 1
0021801329                                325      0   FULL                 1
0021801519                                325      0   FULL                 1
0021801681   UGI                          313    788   RAPD                 1
0021802238                                315    787   RAPD                 1
0021802807                                313    755   RAPD                 1
0021803021                                317    761   RAPD                 1
0021806314                                314    719   RAPD                 1
0021809629                                324    775   FULL                 1
0021809694                                323    649   FULL                 1
0021811636   REPUBLIC                     314    709   RAPD                 1
0021814988   UGI                          315    794   RAPD                 1
0021815585                                314    652   RAPD                 1
0021816182   MGIC                         314    740   RAPD                 1
0021816620                                315    627   RAPD                 1
0021820865   UGI                          325    743   FULL                 1
0021825505                                315    727   RAPD                 1
0021826285                                314    780   RAPD                 1
0021828539                                314    689   RAPD                 1
0021834636                                317    700   FULL                 1
0021840041                                328    715   FULL                 1
0021845239                                316    729   RAPD                 1
0021848564                                315    773   RAPD                 1
0023624307                                345    730   RAPD                 1
0023946353                                354    687   RAPD                 1
0023991649                                350    798   RAPD                 1
0024053688                                295    774   RAPD                 1
0024119976                                318    693   RAPD                 1
0024145807   MGIC                         305    771   RAPD                 1
0024160020                                305    769   RAPD                 1
0025000233                                312    654   RAPD                 1
0025410606                                342    698   RAPD                 1
0025810367                                325    789   FULL                 1
0025815614                                325    666   FULL                 1
0025878455                                325    767   FULL                 1
0025890518   PMI                          325    798   FULL                 1
0025900846                                325    721   FULL                 1
0025942988                                324    727   FULL                 1
0026033753                                325    634   FULL                 1
0026041582                                325    743   FULL                 1
0026047175                                325    789   FULL                 1
0026062224                                325    694   REDUCED              1
0026089979                                325    759   FULL                 1
0026111013                                205    754   FULL                 1
0026112300                                325    765   FULL                 1
0026115915                                325    625   FULL                 1
0026119370                                325    715   FULL                 1
0026125765                                325    766   REDUCED              1
0026130617                                325    739   FULL                 1
0026131599                                325    677   FULL                 1
0026134882                                325    691   FULL                 1
0026142372   GE                           325    764   FULL                 1
0026158782                                325    726   FULL                 1
0026198176                                325    657   FULL                 1
0026212431                                325    714   FULL                 1
0026228601                                325    702   FULL                 1
0026230607                                325    777   FULL                 1
0026232827                                325    801   FULL                 1
0026249862                                325    760   FULL                 1
0026259119   PMI                          325    704   FULL                 1
0026677302                                343    699   RAPD                 1
0026786426                                346    648   FULL                 1
0027166024                                340    727   RAPD                 1
0027409606                                347    777   RAPD                 1
0027862424                                349    799   RAPD                 1
0028269611   REPUBLIC                     345    760   RAPD                 1
0028305159                                348    762   RAPD                 1
0028413953                                344    782   RAPD                 1
0028531028                                355    634   RAPD                 1
0028568087                                354    734   RAPD                 1
0028572931                                355    658   RAPD                 1
0028586188                                354    729   RAPD                 1
0028594554                                353    706   RAPD                 1
0028600237                                356    736   RAPD                 1
0028608438                                353    763   RAPD                 1
0028610681   REPUBLIC                     355    736   RAPD                 1
0028612943   PMI                          356    683   RAPD                 1
0028650513                                355    761   RAPD                 1
0028665362                                355    782   RAPD                 1
0028693562                                355    699   RAPD                 1
0028710440                                353    739   RAPD                 1
0028723914                                355    739   RAPD                 1
0028732279                                355    690   RAPD                 1
0028740405                                355    744   RAPD                 1
0028766731                                352    777   RAPD                 1
0028890986                                356    723   RAPD                 1
0028898864                                354    704   RAPD                 1
0061574007                                313    733   FULL                 1
0061580511                                310    736   STREAMLINED REFI     1
0061582310   UGI                          311    681   STREAMLINED REFI     1
0061582409                                313    661   FULL                 1
0061582719                                315    802   RAPD                 1
0061585599   UGI                          310    791   RAPD                 1
0061588504                                313    626   FULL                 1
0061590622                                311    732   RAPD                 1
0061591149                                311    786   RAPD                 1
0061593818                                312    805   RAPD                 1
0061595446                                313    762   RAPD                 1
0061677281                                313    770   RAPD                 1
0061677671   GE                           313    786   RAPD                 1
0061679704                                312    766   RAPD                 1
0061681474                                313    782   RAPD                 1
0061682870                                314    788   RAPD                 1
0061683558                                314    724   FULL                 1
0061683787                                313    730   FULL                 1
0061684309                                313    766   RAPD                 1
0061685771   UGI                          314    723   FULL                 1
0061685828                                313      0   RAPD                 1
0061686140                                313    783   RAPD                 1
0061687171                                314    708   FULL                 1
0061690074                                314    692   FULL                 1
0061691453   GE                           314    744   RAPD                 1
0061691879                                314    782   FULL                 1
0062423975                                314    770   FULL                 1
0062426001                                315    785   RAPD                 1
0062649787                                332    770   RAPD                 1
0062674331                                266    752   RAPD                 1
0062729586                                335    670   RAPD                 1
0062729799                                334    712   FULL                 1
0062730045                                332    746   RAPD                 1
0062730789                                334    738   RAPD                 1
0062731165   GE                           333    758   RAPD                 1
0062732684                                335    629   FULL                 1
0062732935                                337    754   RAPD                 1
0062738054                                334    724   RAPD                 1
0062738640                                338    680   FULL                 1
0062738836                                335    807   FULL                 1
0062738861                                337    707   RAPD                 1
0062738917   UGI                          337    727   FULL                 1
0062739301   UGI                          336    667   RAPD                 1
0062739450                                334    732   RAPD                 1
0062739671                                336    721   RAPD                 1
0062740491                                335    785   RAPD                 1
0062741349                                337    737   RAPD                 1
0062741471                                337    773   RAPD                 1
0062741560                                336    775   RAPD                 1
0062741934                                337    790   RAPD                 1
0062770802                                318    689   FULL                 1
0062773259                                316    721   FULL                 1
0062775146   UGI                          326    784   FULL                 1
0062776231                                320    695   FULL                 1
0062776665   MGIC                         321    724   FULL                 1
0062871277                                333    723   RAPD                 1
0062888617                                318    797   RAPD                 1
0062915304                                335    640   FULL                 1
0062989201                                320    618   FULL                 1
0063010267                                324    745   RAPD                 1
0063049503                                318    798   FULL                 1
0063051109                                319    713   FULL                 1
0063123274                                321    731   FULL                 1
0063125552                                320    705   FULL                 1
0063133636                                320    719   RAPD                 1
0063163896                                323    781   FULL                 1
0063165295                                324    759   FULL                 1
0063166691                                323    773   RAPD                 1
0063167077   PMI                          326    672   RAPD                 1
0063167701                                330    741   FULL                 1
0063169215                                328    676   RAPD                 1
0063169924                                327    711   RAPD                 1
0063170124                                327    680   FULL                 1
0063171961   UGI                          327    785   RAPD                 1
0063173344                                332    720   FULL                 1
0063182521                                319    733   FULL                 1
0063215659                                324    715   RAPD                 1
0063306344                                321    761   FULL                 1
0063415861                                321    771   FULL                 1
0063428938                                326    736   RAPD                 1
0063602008                                321    742   RAPD                 1
0063604973                                325    693   RAPD                 1
0063605724                                326    743   RAPD                 1
0063606721                                326    776   RAPD                 1
0063607361   REPUBLIC                     333    752   RAPD                 1
0063608154                                335    730   FULL                 1
0063613000                                337    712   RAPD                 1
0063630541                                324    756   FULL                 1
0063671930   UGI                          324    722   FULL                 1
0063672235                                325    735   RAPD                 1
0063673541                                324    744   RAPD                 1
0063674629                                325    716   RAPD                 1
0063674866                                324    810   RAPD                 1
0063675501                                324    756   RAPD                 1
0063677971                                324    794   RAPD                 1
0063678179                                325    702   RAPD                 1
0063678900                                325    778   RAPD                 1
0063679418                                325    769   FULL                 1
0063680190                                325    723   FULL                 1
0063680734                                325    702   RAPD                 1
0063681374                                325    667   RAPD                 1
0063681439                                325    736   FULL                 1
0063736985                                324    697   FULL                 1
0063776448                                327    611   RAPD                 1
0063809451                                324    784   RAPD                 1
0063820064                                325    776   RAPD                 1
0063820676                                326    725   FULL                 1
0063822253                                326    782   RAPD                 1
0063848082                                325    696   FULL                 1
0063851725                                328    746   RAPD                 1
0063852071                                327    786   RAPD                 1
0063918013   Collective Federal Saving    325    798   RAPD                 1
0063926229                                324    738   RAPD                 1
0063929384                                336    627   FULL                 1
0064007430                                324    706   FULL                 1
0064061281                                328    746   FULL                 1
0064163385   UGI                          332    705   FULL                 1
0064164438                                328    782   FULL                 1
0064220125                                329    743   RAPD                 1
0064220460                                326    710   FULL                 1
0064221628                                330    786   FULL                 1
0064222004                                327    741   RAPD                 1
0064223388                                326    768   RAPD                 1
0064223540                                326    800   RAPD                 1
0064224244                                327    622   RAPD                 1
0064225577                                326    725   RAPD                 1
0064225763                                326    806   RAPD                 1
0064226158   MGIC                         327    801   FULL                 1
0064226361                                326    637   FULL                 1
0064227065                                327    708   FULL                 1
0064227723   GE                           326    737   RAPD                 1
0064260101                                335    731   RAPD                 1
0064260135                                329    712   FULL                 1
0064262553                                334    749   FULL                 1
0064313735                                325    727   FULL                 1
0064338452                                326    783   FULL                 1
0064340902                                326    789   FULL                 1
0064342085                                326    677   FULL                 1
0064343294                                326    735   FULL                 1
0064346544                                326    776   RAPD                 1
0064348130                                327    773   FULL                 1
0064351092                                337    772   FULL                 1
0064357767                                332    726   RAPD                 1
0064424464                                325    749   RAPD                 1
0064425401                                326    697   FULL                 1
0064426581                                326    763   RAPD                 1
0064427862                                326    658   FULL                 1
0064554155                                325    716   RAPD                 1
0064555267                                326    693   FULL                 1
0064555798                                326    680   RAPD                 1
0064557731                                326    759   RAPD                 1
0064616398   MGIC                         328    697   FULL                 1
0064617254                                331    760   RAPD                 1
0064617670                                207    702   RAPD                 1
0064637671                                327    729   RAPD                 1
0064645614                                328    708   RAPD                 1
0064649041                                327    783   RAPD                 1
0064724867   Collective Federal Saving    330    777   RAPD                 1
0064725685                                330    671   FULL                 1
0064741699                                327    698   FULL                 1
0064742199   UGI                          327    789   RAPD                 1
0064742547                                327    757   RAPD                 1
0064751287                                326    647   RAPD                 1
0064753522                                327    713   RAPD                 1
0064847365                                328    734   RAPD                 1
0064858057                                328    816   RAPD                 1
0064909239                                334    801   RAPD                 1
0064909310                                335    784   RAPD                 1
0064909646   MGIC                         334    730   Refi                 1
0064922430                                340    635   FULL                 1
0064966712                                328    755   FULL                 1
0064967921                                329    801   RAPD                 1
0065024788                                336    651   FULL                 1
0065024974                                337    686   RAPD                 1
0065048784   MGIC                         334    779   RAPD                 1
0065049411                                334    768   RAPD                 1
0065049519   MGIC                         333    666   FULL                 1
0065050061                                334    737   FULL                 1
0065052641   Collective Federal Saving    333    752   RAPD                 1
0065080394                                329    658   RAPD                 1
0065088123                                327    717   RAPD                 1
0065238265   UGI                          337    709   FULL                 1
0065240227                                333    777   FULL                 1
0065267338   Collective Federal Saving    336    723   FULL                 1
0065368886                                329    683   FULL                 1
0065370023                                330    661   FULL                 1
0065370287                                330    603   FULL                 1
0065371976                                330    713   FULL                 1
0065448740                                333    756   FULL                 1
0065452003                                334    746   RAPD                 1
0065452046   REPUBLIC                     335    765   RAPD                 1
0065452674   GE                           335    774   RAPD                 1
0065452721                                338    767   RAPD                 1
0065464745                                334    749   FULL                 1
0065464893                                336    791   RAPD                 1
0065466900                                336    780   RAPD                 1
0065467141                                335    735   Refi                 1
0065548094                                330    682   FULL                 1
0065602463                                332    606   FULL                 1
0065704657                                334    687   FULL                 1
0065705629                                334    770   RAPD                 1
0065711939                                335    779   FULL                 1
0065722779                                335    793   FULL                 1
0065731727                                336    782   RAPD                 1
0065731808                                336    728   FULL                 1
0065732073                                333    769   RAPD                 1
0065732154                                334    620   FULL                 1
0065732367                                335    782   RAPD                 1
0065733100                                333    626   FULL                 1
0065733428                                333    764   RAPD                 1
0065734211   UGI                          335    752   FULL                 1
0065734581                                333    771   RAPD                 1
0065736117                                334    736   FULL                 1
0065736664                                334    706   FULL                 1
0065736711                                334    747   RAPD                 1
0065737211                                334    772   RAPD                 1
0065737717   PMI                          334    691   RAPD                 1
0065738462                                333    776   RAPD                 1
0065739515                                333    732   FULL                 1
0065739825                                333    697   FULL                 1
0065747046                                334    713   FULL                 1
0065751108                                334    772   RAPD                 1
0065765494   PMI                          333    727   RAPD                 1
0065765541                                335    736   FULL                 1
0065765818                                335    614   FULL                 1
0065766491                                335    776   RAPD                 1
0065767748                                335    751   RAPD                 1
0065768060                                336    748   RAPD                 1
0065771435                                335    707   RAPD                 1
0065772300                                336    786   RAPD                 1
0065829131                                334    671   FULL                 1
0066007259                                334    740   FULL                 1
0066009600   UGI                          335    706   RAPD                 1
0066022801                                335    709   RAPD                 1
0066078148                                333    780   FULL                 1
0066081271                                335    789   FULL                 1
0066118107                                334    769   RAPD                 1
0066164567                                332    773   RAPD                 1
0066172021                                333    661   RAPD                 1
0066203970                                338    771   RAPD                 1
0066205115                                337    768   RAPD                 1
0066244021                                333    753   FULL                 1
0066255317                                333    668   FULL                 1
0066255660   UGI                          332    621   FULL                 1
0066260795                                332    721   RAPD                 1
0066326851                                333    682   RAPD                 1
0066327598                                333    770   FULL                 1
0066332354                                335    724   RAPD                 1
0066337429                                333    712   FULL                 1
0066642795                                335    684   RAPD                 1
0066645549                                335    676   Refi                 1
0066651832                                336    777   RAPD                 1
0066652855                                336    773   Refi                 1
0066737338                                336    668   FULL                 1
0066737346                                336    607   FULL                 1
0066749867                                336    738   FULL                 1
0066818168   Collective Federal Saving    335    702   RAPD                 1
0066818419                                335    635   FULL                 1
0066820014                                335    708   RAPD                 1
0066835526   UGI                          335    721   FULL                 1
0066836557                                336    740   RAPD                 1
0066845025                                336    622   RAPD                 1
0066845173                                336    740   RAPD                 1
0066928079                                336    727   FULL                 1
0066929105                                337    680   FULL                 1
0071550990                                327    665   RAPD                 1
0071595417                                329    645   RAPD                 1
0071598585                                342    777   RAPD                 1
4061459477                                310    755   RAPD                 1
4061473098                                309    765   RAPD                 1
4061484897                                309    762   RAPD                 1
4061490753                                309    789   RAPD                 1
4061498194                                309    724   RAPD                 1
4061539211                                310    766   RAPD                 1
4061608677   MGIC                         313    771   RAPD                 1
4061609790                                311    711   RAPD                 1
4061631067                                310    798   RAPD                 1
4061667657                                312    806   RAPD                 1
4063360905   UGI                          324    745   RAPD                 1
4063856282                                324    609   RAPD                 1
4063906665                                325    730   RAPD                 1
4063991733                                324    798   RAPD                 1
4064066691                                325    678   RAPD                 1
4064126792                                324    799   RAPD                 1
4064257415                                324    805   RAPD                 1
4064303250                                328    755   RAPD                 1
4064317797                                326    784   RAPD                 1
4064397054                                328    788   RAPD                 1
4064397989                                328    791   RAPD                 1
4064569082                                326    754   RAPD                 1
4064572821                                326    717   RAPD                 1
4064573803                                329    752   RAPD                 1
4064624960                                326    778   RAPD                 1
4064642640                                327    765   RAPD                 1
4064676036                                327    747   RAPD                 1
4064707922                                327    766   RAPD                 1
4064713136                                327    786   RAPD                 1
4064715545                                327    788   RAPD                 1
4064793328                                329    786   RAPD                 1
4064825062                                327    669   RAPD                 1
4064894415                                327    712   RAPD                 1
4064900410                                328    786   RAPD                 1
4064904271                                328    777   RAPD                 1
4064963087                                328      0   RAPD                 1
4065106926                                328    708   RAPD                 1
4065472393                                334    689   RAPD                 1
4065552137                                330    683   RAPD                 1
4065777007                                337    718   RAPD                 1
4065786537                                334    802   RAPD                 1
4065897656                                335    769   RAPD                 1
4065930697                                335    693   RAPD                 1
4065938500                                336    805   RAPD                 1
4065938815                                336    780   RAPD                 1
4065950786   PMI                          336    798   RAPD                 1
4066123813                                332    674   RAPD                 1
4066298276                                333    708   RAPD                 1
4066350457                                335    666   RAPD                 1
4066376536                                333    705   RAPD                 1
4066390156                                335    695   RAPD                 1
4066593593                                336    735   RAPD                 1
4066623911                                336    702   RAPD                 1
4066674450                                338    771   RAPD                 1
4066830946                                335    798   RAPD                 1
4066842768   UGI                          336    749   RAPD                 1
4103509628                                287    664   RAPD                 1
4105537999                                294    663   RAPD                 1
4160486439   GE                           299    719   RAPD                 1
4160943892                                309    684   RAPD                 1
4161046000                                306    746   RAPD                 1
4161104676                                311    714   RAPD                 1
4161306461                                309      0   RAPD                 1
4161336492   UNKNOWN                      310    773   RAPD                 1
4161393717                                309    794   RAPD                 1
4161417276                                311    728   RAPD                 1
4161429792                                311    734   RAPD                 1
4161450343                                312    806   RAPD                 1
4161458486                                310    760   RAPD                 1
4161462413                                311    789   RAPD                 1
4161463007                                311    714   RAPD                 1
4161473568                                309    752   RAPD                 1
4161474541                                309    643   RAPD                 1
4161475274                                309    724   RAPD                 1
4161481181                                309    788   RAPD                 1
4161483310                                309    750   RAPD                 1
4161484979   PMI                          309    751   RAPD                 1
4161486008                                309    758   RAPD                 1
4161493574                                312    767   RAPD                 1
4161497328                                310    805   RAPD                 1
4161497542                                310    691   RAPD                 1
4161498300                                309    797   RAPD                 1
4161498581                                309    796   RAPD                 1
4161499332                                309    758   RAPD                 1
4161529377                                310    768   RAPD                 1
4161535622                                311    793   RAPD                 1
4161538196   PMI                          311    704   RAPD                 1
4161538709                                310    690   RAPD                 1
4161600665                                313    708   RAPD                 1
4161603966   UNKNOWN                      311    768   RAPD                 1
4161606035   GE                           310    773   RAPD                 1
4161613544                                312    750   RAPD                 1
4161629086                                310    785   RAPD                 1
4161631009                                311    776   RAPD                 1
4161631140   UNKNOWN                      310    705   RAPD                 1
4161634300                                312    686   RAPD                 1
4161635737                                310    785   RAPD                 1
4161643616                                313    782   RAPD                 1
4161645934                                311    783   RAPD                 1
4161651239                                313    777   RAPD                 1
4161653508                                313    777   RAPD                 1
4161656071                                312    786   RAPD                 1
4161676160                                312    683   RAPD                 1
4161676335                                312    782   RAPD                 1
4161676640                                312    695   RAPD                 1
4161692050                                314    747   RAPD                 1
4162277257                                313    747   RAPD                 1
4162288882                                313    768   RAPD                 1
4162292645                                314    716   RAPD                 1
4162302055                                312    735   RAPD                 1
4162434072                                316    761   RAPD                 1
4163079298                                327    767   RAPD                 1
4163261482                                326    745   RAPD                 1
4163784756                                324    716   RAPD                 1
4163806997                                330      0   RAPD                 1
4163869383                                325    801   RAPD                 1
4163908983                                325    624   RAPD                 1
4163945233                                325    810   RAPD                 1
4164047575   PMI                          326      0   RAPD                 1
4164048508   GE                           324    683   RAPD                 1
4164064612                                326    760   RAPD                 1
4164138770                                324    747   RAPD                 1
4164143036   REPUBLIC                     326    751   RAPD                 1
4164155568                                327    743   RAPD                 1
4164253652                                326    735   RAPD                 1
4164255228   AMERIN GUARANTY CORP         325    773   RAPD                 1
4164264899                                327    648   RAPD                 1
4164328090                                325    694   RAPD                 1
4164370100                                326    782   RAPD                 1
4164396295                                325    713   RAPD                 1
4164415657                                326    714   RAPD                 1
4164416242                                326    763   RAPD                 1
4164504138                                326    775   RAPD                 1
4164551667                                326    694   RAPD                 1
4164568091                                325    753   RAPD                 1
4164592653                                328    767   RAPD                 1
4164596456   UGI                          328    743   RAPD                 1
4164597041                                327    683   RAPD                 1
4164624258                                326    712   RAPD                 1
4164638902                                327    744   RAPD                 1
4164640700                                327    770   RAPD                 1
4164659387                                327    721   RAPD                 1
4164674808                                327    792   RAPD                 1
4164694863                                328    628   RAPD                 1
4164722516                                327    778   RAPD                 1
4164777874                                328    706   RAPD                 1
4164830863                                327    767   RAPD                 1
4164894687                                328    701   RAPD                 1
4164904833                                327    667   RAPD                 1
4164916084                                337    777   RAPD                 1
4165003866                                328    752   RAPD                 1
4165038771                                328    606   RAPD                 1
4165071707                                334    705   RAPD                 1
4165162951                                331    725   RAPD                 1
4165163686                                330    714   RAPD                 1
4165228877                                329    663   RAPD                 1
4165296452                                330    686   RAPD                 1
4165299142                                332    802   RAPD                 1
4165322464                                329    796   RAPD                 1
4165380462                                331    746   RAPD                 1
4165552268                                332    738   RAPD                 1
4165573561                                333    713   RAPD                 1
4165776412                                337    704   RAPD                 1
4165804487                                335    712   RAPD                 1
4165856438                                335    797   RAPD                 1
4165895808                                334    760   RAPD                 1
4165934490   UGI                          334    718   RAPD                 1
4165934664                                333    709   RAPD                 1
4165948136                                336    729   RAPD                 1
4166133183                                334    791   RAPD                 1
4166174120                                333    784   RAPD                 1
4166240897                                334    786   RAPD                 1
4166267908                                332    778   RAPD                 1
4166299810                                333    717   RAPD                 1
4166346462                                333    741   RAPD                 1
4166387284                                335    766   RAPD                 1
4166541369                                336    747   RAPD                 1
4166622755                                214    797   RAPD                 1
4166832552                                336    788   RAPD                 1
4166848210                                335    773   RAPD                 1
4209401209                                218    800   RAPD                 1
4209815739                                135    736   RAPD                 1
4261079810                                308    771   RAPD                 1
4261284121                                311    671   RAPD                 1
4261436994                                310    777   RAPD                 1
4261442547                                310    711   RAPD                 1
4261456638                                309    747   RAPD                 1
4261459061                                310    736   RAPD                 1
4261538617                                310    675   RAPD                 1
4261628830                                312    741   RAPD                 1
4262393475   MGIC                         314    768   RAPD                 1
4263409684                                327    744   RAPD                 1
4263893002                                325    805   RAPD                 1
4263944474                                323    767   RAPD                 1
4264125743                                325    777   RAPD                 1
4264133846                                326    729   RAPD                 1
4264148570                                325    714   RAPD                 1
4264417041                                325    808   RAPD                 1
4264448939                                328    744   RAPD                 1
4264519390                                326    782   RAPD                 1
4264632342                                327    663   RAPD                 1
4264716871                                327    664   RAPD                 1
4264717713                                327    709   RAPD                 1
4264729221                                327    765   RAPD                 1
4264902075                                327    753   RAPD                 1
4264904170                                327    775   RAPD                 1
4264915499   UGI                          334    637   RAPD                 1
4265005423                                327    648   RAPD                 1
4265007668                                329    725   RAPD                 1
4265012858                                330    690   RAPD                 1
4265055154                                329    790   RAPD                 1
4265149122   GE                           330    759   RAPD                 1
4265226540                                332    759   RAPD                 1
4265452062                                343    712   RAPD                 1
4265543266                                331    743   RAPD                 1
4265670440                                332    786   RAPD                 1
4265792129                                334    764   RAPD                 1
4265857716                                335    801   RAPD                 1
4265916181                                334    780   RAPD                 1
4265948267                                336    711   RAPD                 1
4265951188                                337    740   RAPD                 1
4266390980                                335    669   RAPD                 1
4266508003   PMI                          334    733   RAPD                 1
4266541830                                337    681   RAPD                 1
4266594169                                337    770   RAPD                 1
4305865604                                295    780   RAPD                 1
4307608713                                254    766   RAPD                 1
4360067682                                305    702   RAPD                 1
4360851812                                306    743   RAPD                 1
4361424015                                311      0   RAPD                 1
4361424320                                311    601   RAPD                 1
4361458476                                310    772   RAPD                 1
4361500004                                309    786   RAPD                 1
4361536255                                310    771   RAPD                 1
4361539333                                310    791   RAPD                 1
4361607361                                314    777   RAPD                 1
4361627005                                312    748   RAPD                 1
4361631353                                310    771   RAPD                 1
4361645890                                311    777   RAPD                 1
4361651922                                313    741   RAPD                 1
4361666961                                312    673   RAPD                 1
4362269450                                314    805   RAPD                 1
4362272546                                315    747   RAPD                 1
4362277693                                313    723   RAPD                 1
4363079932   Collective Federal Saving    326    675   RAPD                 1
4363181050                                326    765   RAPD                 1
4363783368                                324    719   RAPD                 1
4363871205                                325    775   RAPD                 1
4364065104                                324    760   RAPD                 1
4364151128                                326    809   RAPD                 1
4364213779                                327    784   RAPD                 1
4364216541                                326    766   RAPD                 1
4364375297                                325    753   RAPD                 1
4364404329                                327    772   RAPD                 1
4364519332                                328    771   RAPD                 1
4364571341                                326    715   RAPD                 1
4364584310                                328    641   RAPD                 1
4364618159                                327    719   RAPD                 1
4364629818   UGI                          327    796   RAPD                 1
4364640187                                326    751   RAPD                 1
4364652174                                328    775   RAPD                 1
4364703191                                327    711   RAPD                 1
4364894362                                328    774   RAPD                 1
4364904252                                327    717   RAPD                 1
4364906836                                328      0   RAPD                 1
4364983298                                328    721   RAPD                 1
4365027830                                343    719   RAPD                 1
4365171547                                330    718   RAPD                 1
4365550328                                330    743   RAPD                 1
4365552258                                332    703   RAPD                 1
4365759754   PMI                          333    788   RAPD                 1
4365853730                                335    790   RAPD                 1
4365977174                                337    678   RAPD                 1
4366068056                                334    771   RAPD                 1
4366317982                                333    730   RAPD                 1
4366506097                                333    771   RAPD                 1
4366583682                                335    700   RAPD                 1
4403264254                                294    635   RAPD                 1
4461046098                                309    793   RAPD                 1
4461347439                                309    719   RAPD                 1
4461372403                                312    764   RAPD                 1
4461440911                                309    797   RAPD                 1
4461441075                                310    784   RAPD                 1
4461457576   MGIC                         309    773   RAPD                 1
4461473466                                310    768   RAPD                 1
4461483044                                309    785   RAPD                 1
4461494983                                310    683   RAPD                 1
4461527428                                310    677   RAPD                 1
4461536783                                310    768   RAPD                 1
4461602916                                310    784   RAPD                 1
4461611792   GE                           312    723   RAPD                 1
4461631741                                310    800   RAPD                 1
4461632384                                311    773   RAPD                 1
4461654602                                313    758   RAPD                 1
4461655559   PMI                          312    780   RAPD                 1
4461659890                                313    769   RAPD                 1
4461672117                                311    707   RAPD                 1
4461697213   UGI                          313    777   RAPD                 1
4463376022                                326    703   RAPD                 1
4463898769                                326    759   RAPD                 1
4464085242                                325    750   RAPD                 1
4464124306                                325    769   RAPD                 1
4464125394                                324    742   RAPD                 1
4464302027                                327    614   RAPD                 1
4464303140                                327    767   RAPD                 1
4464393539                                327    632   RAPD                 1
4464393679                                327    712   RAPD                 1
4464395153                                326    771   RAPD                 1
4464400177                                326    663   RAPD                 1
4464416058                                327    694   RAPD                 1
4464484429                                326    696   RAPD                 1
4464485996                                325    678   RAPD                 1
4464506304                                328    763   RAPD                 1
4464549197                                326    765   RAPD                 1
4464573213                                327    805   RAPD                 1
4464575283                                327    740   RAPD                 1
4464618687                                326    610   RAPD                 1
4464674441                                327    759   RAPD                 1
4464706359                                326    759   RAPD                 1
4464823642                                327    765   RAPD                 1
4464898479                                327    742   RAPD                 1
4464971383   REPUBLIC                     335    763   RAPD                 1
4464991472                                333    764   RAPD                 1
4465003145                                328    782   RAPD                 1
4465007658                                327    705   RAPD                 1
4465193334                                333    672   RAPD                 1
4465255059                                329    748   RAPD                 1
4465273664                                330    699   RAPD                 1
4465325217                                330    775   RAPD                 1
4465478750                                331    787   RAPD                 1
4465758409                                333    756   RAPD                 1
4465805671                                334    727   RAPD                 1
4465808923                                335    779   RAPD                 1
4465841791                                333    772   RAPD                 1
4465854315                                334    777   RAPD                 1
4466093418                                334    735   RAPD                 1
4466308360                                334    772   RAPD                 1
4466432632                                336    771   RAPD                 1
4466433754                                333    689   RAPD                 1
4507606749                                236    703   RAPD                 1
4560396386                                299    625   RAPD                 1
4560588537                                302    724   RAPD                 1
4561075799                                306    741   RAPD                 1
4561190192   MGIC                         309    732   RAPD                 1
4561190986                                311    798   RAPD                 1
4561417165                                310    756   RAPD                 1
4561463797                                310    810   RAPD                 1
4561464290                                310    790   RAPD                 1
4561481021                                310    794   RAPD                 1
4561498165                                310    675   RAPD                 1
4561498959   PMI                          310    793   RAPD                 1
4561499312                                310    697   RAPD                 1
4561525850                                311    767   RAPD                 1
4561536071                                310      0   RAPD                 1
4561536725                                310    784   RAPD                 1
4561628902   PMI                          311    733   RAPD                 1
4561631799                                311    702   RAPD                 1
4562229916                                313    760   RAPD                 1
4562320640                                314    658   RAPD                 1
4563991845                                324    776   RAPD                 1
4564047381                                333    757   RAPD                 1
4564047555                                325    673   RAPD                 1
4564128868                                326    766   RAPD                 1
4564150615                                325    769   RAPD                 1
4564181370                                326    735   RAPD                 1
4564288142                                325    639   RAPD                 1
4564495655                                326    611   RAPD                 1
4564654269                                328    733   RAPD                 1
4564661074                                326    712   RAPD                 1
4564694448                                328    675   RAPD                 1
4564698332                                326    789   RAPD                 1
4564702233                                326    750   RAPD                 1
4564707380                                326    735   RAPD                 1
4564744037                                326    671   RAPD                 1
4564963983   GE                           329    797   RAPD                 1
4565215607                                328    760   RAPD                 1
4565293216                                330    764   RAPD                 1
4565633106                                333    758   RAPD                 1
4565851310                                339    649   RAPD                 1
4565906361                                335    633   RAPD                 1
4565921899                                334    773   RAPD                 1
4565937150                                334    763   RAPD                 1
4566015857                                332    759   RAPD                 1
4566191781                                333    776   RAPD                 1
4566317493                                334    734   RAPD                 1
4566391696                                336    756   RAPD                 1
4566603629                                336    782   RAPD                 1
4566622397                                334    789   RAPD                 1
4566666295                                336    784   RAPD                 1
4566667616                                337    698   RAPD                 1
4566673309                                338    680   RAPD                 1
4566687531                                338    697   RAPD                 1
4603264104                                293    741   RAPD                 1
4603351109                                292    757   RAPD                 1
4661047680                                310    755   RAPD                 1
4661047714                                311    786   RAPD                 1
4661157711                                310    635   RAPD                 1
4661294308                                311    806   RAPD                 1
4661338659                                311      0   RAPD                 1
4661427924                                311    771   RAPD                 1
4661473621                                310    789   RAPD                 1
4661496283                                310    769   RAPD                 1
4661498727                                311    788   RAPD                 1
4661498867                                309    683   RAPD                 1
4661525149                                310    710   RAPD                 1
4661529653   PMI                          310    745   RAPD                 1
4661537441                                310    759   RAPD                 1
4661603409                                310    744   RAPD                 1
4661630444                                312    717   RAPD                 1
4661632069   GE                           311    709   RAPD                 1
4661634024   UNKNOWN                      310    790   RAPD                 1
4661634958                                311    699   RAPD                 1
4661659120                                311    742   RAPD                 1
4661676132                                312    771   RAPD                 1
4661694911                                314    641   RAPD                 1
4662233727                                315    674   RAPD                 1
4662269358                                313      0   RAPD                 1
4662312000                                314    792   RAPD                 1
4663376806                                336    794   RAPD                 1
4663617985                                323    740   RAPD                 1
4663872705   PMI                          324    691   RAPD                 1
4664025758                                325    728   RAPD                 1
4664026251                                325    730   RAPD                 1
4664047778                                325    757   RAPD                 1
4664063494                                324    766   RAPD                 1
4664092212                                325    629   RAPD                 1
4664151646                                326    726   RAPD                 1
4664210939   MGIC                         326    690   RAPD                 1
4664286889                                325    729   RAPD                 1
4664294701                                328    796   RAPD                 1
4664401595                                327    726   RAPD                 1
4664405968                                328    707   RAPD                 1
4664416189                                326    771   RAPD                 1
4664483742                                326    758   FULL                 1
4664537539                                327    733   RAPD                 1
4664549492                                325    747   RAPD                 1
4664549666   UNKNOWN                      325    656   RAPD                 1
4664571249                                326    714   RAPD                 1
4664625482                                327    791   RAPD                 1
4664652551                                328    705   RAPD                 1
4664661156                                326    707   RAPD                 1
4664683200                                328    737   RAPD                 1
4664692250   GE                           328    660   RAPD                 1
4664703602   GE                           329    787   RAPD                 1
4664774710                                338    733   RAPD                 1
4664796739                                329    703   RAPD                 1
4664826718                                328    761   RAPD                 1
4664830587                                327    719   RAPD                 1
4664830611                                326    686   RAPD                 1
4664903038                                327    780   RAPD                 1
4664904804                                327    631   RAPD                 1
4665038123                                328    739   RAPD                 1
4665194751                                333    724   RAPD                 1
4665250033                                333    681   RAPD                 1
4665272987                                331    694   RAPD                 1
4665413326                                330    717   RAPD                 1
4665562668                                332    782   RAPD                 1
4666034394   UGI                          335    710   RAPD                 1
4666095023                                332    758   RAPD                 1
4666146974                                334    741   RAPD                 1
4666306735                                334    719   RAPD                 1
4666317260                                333    712   RAPD                 1
4666347242                                333    729   RAPD                 1
4666379633                                336    682   RAPD                 1
4666386752                                336    602   RAPD                 1
4666451903                                334    779   RAPD                 1
4666629276                                334    729   RAPD                 1
4666753068                                336    793   RAPD                 1
4708121399                                271    768   RAPD                 1
4760307613                                297    716   RAPD                 1
4760995011                                305    797   RAPD                 1
4761047002                                309    765   RAPD                 1
4761395443                                313    776   RAPD                 1
4761403718                                311    746   RAPD                 1
4761412149                                309    769   RAPD                 1
4761418583                                312    782   RAPD                 1
4761437070                                310    681   RAPD                 1
4761493453                                310    774   RAPD                 1
4761498940   MGIC                         310    702   RAPD                 1
4761499922                                310    708   RAPD                 1
4761537184                                310    720   RAPD                 1
4761609272   UNKNOWN                      313    769   RAPD                 1
4761618661   PMI                          312    761   RAPD                 1
4761646233                                311    767   RAPD                 1
4761655002                                313    771   RAPD                 1
4761695297                                313    744   RAPD                 1
4762230698   Collective Federal Saving    315    776   RAPD                 1
4762244814                                314    731   RAPD                 1
4762274597                                313      0   RAPD                 1
4762275438                                313    697   RAPD                 1
4762300061   PMI                          313    760   RAPD                 1
4762308320   UGI                          312    730   RAPD                 1
4762309617                                314    737   RAPD                 1
4762410068                                314    779   RAPD                 1
4763537257                                323    698   RAPD                 1
4763691161                                325    799   RAPD                 1
4763891720                                325    704   RAPD                 1
4763922483                                326    805   RAPD                 1
4763945179                                325    637   RAPD                 1
4763985662                                325    789   RAPD                 1
4764031185                                324    686   RAPD                 1
4764046423                                325    748   RAPD                 1
4764129047                                325    782   RAPD                 1
4764139558   PMI                          325    798   RAPD                 1
4764157857                                327    681   RAPD                 1
4764181709                                325    714   RAPD                 1
4764281160                                327    741   RAPD                 1
4764291847                                326    760   RAPD                 1
4764380947                                326    757   RAPD                 1
4764408789                                326    729   RAPD                 1
4764471217                                327    778   RAPD                 1
4764484632                                325    766   RAPD                 1
4764511988                                327    773   RAPD                 1
4764570653                                326    703   RAPD                 1
4764571321                                326    799   RAPD                 1
4764574374                                327    725   RAPD                 1
4764630929                                327    766   RAPD                 1
4764678373                                328    710   RAPD                 1
4764707859                                327    748   RAPD                 1
4764714046                                329    690   RAPD                 1
4764716280                                327    766   RAPD                 1
4764964476                                331    760   RAPD                 1
4765006913                                328    759   RAPD                 1
4765011004                                329    729   RAPD                 1
4765107497                                328    790   RAPD                 1
4765194974                                335    710   RAPD                 1
4765303377   PMI                          330    730   RAPD                 1
4765562261                                332    797   RAPD                 1
4765562600                                332    778   RAPD                 1
4765803954   GE                           335    779   RAPD                 1
4765864246                                334    771   RAPD                 1
4765877669                                335    758   RAPD                 1
4765938099                                336    634   RAPD                 1
4765963378                                334    777   RAPD                 1
4765987666                                334    789   RAPD                 1
4766064762                                333    795   RAPD                 1
4766071122                                335    752   RAPD                 1
4766150165                                334    790   RAPD                 1
4766739215                                335    790   RAPD                 1
4766751665                                336    660   RAPD                 1
4766848370                                335    784   RAPD                 1
4766850962                                335    745   RAPD                 1
4861047845                                312    776   RAPD                 1
4861157677                                311    672   RAPD                 1
4861223636                                310    675   RAPD                 1
4861307066                                311    788   RAPD                 1
4861349035                                310    767   RAPD                 1
4861361345                                310    614   RAPD                 1
4861411694                                309    810   RAPD                 1
4861433912                                310    684   RAPD                 1
4861481234                                309    713   RAPD                 1
4861497255                                310    790   RAPD                 1
4861526426                                309    624   RAPD                 1
4861535161                                310    769   RAPD                 1
4861536144                                310    639   RAPD                 1
4861538249                                311    775   RAPD                 1
4861538389                                311    807   RAPD                 1
4861539700                                310    770   RAPD                 1
4861602078                                312    782   RAPD                 1
4861630749                                310    758   RAPD                 1
4861637850                                311    749   RAPD                 1
4861650838                                314    749   RAPD                 1
4861659086                                312    771   RAPD                 1
4861695544                                315    755   RAPD                 1
4862227404                                312    761   RAPD                 1
4862268671                                313    795   RAPD                 1
4862321835                                315    767   RAPD                 1
4862330745                                314    782   RAPD                 1
4863227114                                322    801   RAPD                 1
4863922565                                329    724   RAPD                 1
4863946549   Collective Federal Saving    326    759   RAPD                 1
4864030319                                326    759   RAPD                 1
4864071131                                325    722   RAPD                 1
4864129095                                326    620   RAPD                 1
4864144961                                325    775   RAPD                 1
4864174802                                325    772   RAPD                 1
4864178837   Collective Federal Saving    326    761   RAPD                 1
4864181922                                325    694   RAPD                 1
4864213527                                326    610   RAPD                 1
4864297744                                326    805   RAPD                 1
4864487592                                326    713   RAPD                 1
4864518107                                328    713   RAPD                 1
4864530243                                326    755   RAPD                 1
4864568318                                326    722   RAPD                 1
4864571858                                326    648   RAPD                 1
4864579158                                327    687   RAPD                 1
4864675543   PMI                          329    801   RAPD                 1
4864701778                                326    707   RAPD                 1
4864705043                                326    756   RAPD                 1
4864832706                                327    629   RAPD                 1
4864964079                                329      0   RAPD                 1
4865162830                                329    763   RAPD                 1
4865273785                                331    756   RAPD                 1
4865295523                                330    661   RAPD                 1
4865513081   UGI                          333    702   RAPD                 1
4865519724                                332    816   RAPD                 1
4865789624                                334    718   RAPD                 1
4865842134                                333    789   RAPD                 1
4865863650                                336    752   RAPD                 1
4865892519                                334    751   RAPD                 1
4865929121                                336    701   RAPD                 1
4865929261                                336    611   RAPD                 1
4866013172                                333    718   RAPD                 1
4866034079                                335    766   RAPD                 1
4866034103                                334    728   RAPD                 1
4866133236                                334    668   RAPD                 1
4866386263                                335    762   RAPD                 1
4866629431                                337    783   RAPD                 1
4961045798                                310    793   RAPD                 1
4961345842                                310    697   RAPD                 1
4961485341                                309    782   RAPD                 1
4961495233                                309    783   RAPD                 1
4961496181                                310    773   RAPD                 1
4961499128                                309    799   RAPD                 1
4961537034                                309    729   RAPD                 1
4961603133                                310    790   RAPD                 1
4961634062                                311    714   RAPD                 1
4961649615                                313    753   RAPD                 1
4961653203                                313    768   RAPD                 1
4962231181   PMI                          314    728   RAPD                 1
4962290476   UGI                          313    621   RAPD                 1
4962321602                                313    776   RAPD                 1
4963082963                                326    654   RAPD                 1
4963648367                                326    766   RAPD                 1
4963856689   GE                           326    805   RAPD                 1
4964030532                                325    670   RAPD                 1
4964051918                                324    773   RAPD                 1
4964064069                                325    669   RAPD                 1
4964255717                                326    753   RAPD                 1
4964286787                                325    642   RAPD                 1
4964291837                                327    740   RAPD                 1
4964363750                                328    792   RAPD                 1
4964407037                                327    769   RAPD                 1
4964413969                                325    772   RAPD                 1
4964494514                                327    761   RAPD                 1
4964512026                                328    723   RAPD                 1
4964522678                                327    777   RAPD                 1
4964549564                                325    686   RAPD                 1
4964587507                                328    782   RAPD                 1
4964626701                                326    795   RAPD                 1
4964639167                                326    727   RAPD                 1
4964681003                                329    770   RAPD                 1
4964699120                                326    766   RAPD                 1
4964701850                                327    778   RAPD                 1
4964719357                                327    734   RAPD                 1
4964780441                                329    760   RAPD                 1
4964829974                                328    784   RAPD                 1
4965003207                                328    739   RAPD                 1
4965004015                                327    779   RAPD                 1
4965047071                                328    737   RAPD                 1
4965065404                                330    646   RAPD                 1
4965272125                                330    729   RAPD                 1
4965302559                                336    682   RAPD                 1
4965453238                                329    765   RAPD                 1
4965550439                                333    806   RAPD                 1
4965644372                                334    791   RAPD                 1
4965791330                                334    714   RAPD                 1
4965918339                                334    741   RAPD                 1
4965934674                                334    748   RAPR                 1
4965948450                                336    769   RAPD                 1
4965956107                                334    810   RAPD                 1
4966064612                                333    788   RAPD                 1
4966240543                                337    722   RAPD                 1
4966242812                                336    665   RAPD                 1
4966273882                                333    639   RAPD                 1
4966344857                                334    709   RAPD                 1
4966506992                                334    659   RAPD                 1
4966656243                                337    810   RAPD                 1
4966679104                                335    805   RAPD                 1
4966740021                                335    755   RAPD                 1
4966742266   Collective Federal Saving    335    774   RAPD                 1
5000003060                                336    618   FULL                 1
5000005032                                336    730   FULL                 1
5000007848                                339    722   RAPD                 1
5000008416                                338    752   RAPD                 1
5000009455                                340    760   RAPD                 1
5000010099                                337    687   FULL                 1
5000010818                                339    765   FULL                 1
5000020759                                338    751   FULL                 1
5000022300                                336    747   RAPD                 1
5000024090                                336    721   RAPD                 1
5000025162   PMI                          336    769   RAPD                 1
5000026103                                336    722   RAPD                 1
5000027986                                339    693   FULL                 1
5000029628                                336    728   FULL                 1
5000029743                                336    780   FULL                 1
5000031442                                337    799   FULL                 1
5000031509                                337    713   FULL                 1
5000031947                                337    777   RAPD                 1
5000033018                                338    666   RAPD                 1
5000033414                                337    758   RAPD                 1
5000033760                                337    666   FULL                 1
5000033943                                336    624   FULL                 1
5000034636   GE                           336    625   FULL                 1
5000034867                                337    672   FULL                 1
5000034982                                336    743   RAPD                 1
5000035831                                337    763   RAPD                 1
5000037258                                337    696   FULL                 1
5000037530                                337    730   FULL                 1
5000039114                                338    754                        1
5000040526                                336    725   RAPD                 1
5000041136                                338    705   RAPD                 1
5000041482                                337    671   FULL                 1
5000041631                                336    767   RAPD                 1
5000041904                                336    743   FULL                 1
5000042548                                337    707   RAPD                 1
5000043470                                337    673   FULL                 1
5000043991                                278    615   RAPD                 1
5000044171                                339    766   RAPD                 1
5000044437                                338    686   FULL                 1
5000046960                                337    747   RAPD                 1
5000048487                                337    718   RAPD                 1
5000055235                                339    783   RAPD                 1
5000065580                                337    728   FULL                 1
5000068857                                337    769   Refi                 1
5000086875                                340    680   FULL                 1
5000087501                                338    759   RAPD                 1
5000092030                                337    754   RAPD                 1
5000092964                                336    743   FULL                 1
5000094473                                336    793   FULL                 1
5000095314                                336    737   RAPD                 1
5000096809                                336    715   FULL                 1
5000098953                                337    728   FULL                 1
5000099332                                337    640   RAPD                 1
5000111657   MGIC                         338    681   FULL                 1
5000118934   UGI                          338    708   FULL                 1
5000119692                                338    652   FULL                 1
5000120294                                339    773   RAPD                 1
5000128750                                337    688   FULL                 1
5000133776                                340    675   FULL                 1
5000140946                                337    667   RAPD                 1
5000141597                                337    612   FULL                 1
5000141670                                338    773   RAPD                 1
5000143205                                337    741   RAPD                 1
5000143296                                337    684   RAPD                 1
5000145978                                339    769   FULL                 1
5000155266   GE                           337    695   FULL                 1
5000155316                                338    782   RAPD                 1
5000155498                                339    680   FULL                 1
5000177021                                337    709   RAPD                 1
5000180777                                337    780   FULL                 1
5000181916                                336    807   FULL                 1
5000182211                                337    756   RAPD                 1
5000182690                                337    683   FULL                 1
5000185511                                338    739   FULL                 1
5000185834   PMI                          340    685   FULL                 1
5000187988                                341    742   RAPD                 1
5000189059                                337    775   RAPD                 1
5000195320                                339    694   FULL                 1
5000195981                                277    686   FULL                 1
5000196344                                337    776   RAPD                 1
5000196476                                337    773   RAPD                 1
5000197847                                337    780   RAPD                 1
5000197912                                337    665   RAPD                 1
5000197961   MGIC                         337    710   RAPD                 1
5000199504                                337    749   RAPD                 1
5000200591                                337    690   FULL                 1
5000200815                                337    747   FULL                 1
5000200856                                337    641   FULL                 1
5000204155                                338    786   FULL                 1
5000212950                                338    753   RAPD                 1
5000214535                                345    682   RAPD                 1
5000219633                                338    757   RAPD                 1
5000220862                                338    668   FULL                 1
5000221084                                338    727   FULL                 1
5000222629                                338    637   FULL                 1
5000225937                                338    707   RAPD                 1
5000229095                                338    755   FULL                 1
5000229392                                338    703   FULL                 1
5000229806   MGIC                         337    780   RAPD                 1
5000230937                                338    791   FULL                 1
5000235019                                338    750   RAPD                 1
5000235928                                338    754   RAPD                 1
5000236660                                339    767   FULL                 1
5000250679                                336    787   RAPD                 1
5000252204                                337    690   FULL                 1
5000254176                                337    750   RAPD                 1
5000279926                                340    666   RAPD                 1
5000281005                                337    609   FULL                 1
5000281864                                339    641   FULL                 1
5000303601   PMI                          338    735   RAPD                 1
5000304393                                340    774   RAPD                 1
5000310200                                337    798   RAPD                 1
5000310408                                337    765   FULL                 1
5000320704                                338    690   FULL                 1
5000347913                                336    751   RAPD                 1
5000347962                                336    694   FULL                 1
5000348143                                336    769   FULL                 1
5000348705                                336    766   FULL                 1
5000352046                                338    686   FULL                 1
5000352103                                339    679   FULL                 1
5000352145                                338    627   RAPD                 1
5000358779                                339    741   FULL                 1
5000361013                                338    792   RAPD                 1
5000362193   MGIC                         338    727   FULL                 1
5000366681   MGIC                         339    733   RAPD                 1
5000368281                                341    670   FULL                 1
5000368497                                337    683   FULL                 1
5000368612   GE                           339    627   FULL                 1
5000369198                                338    783   RAPD                 1
5000371038                                337    750   FULL                 1
5000371426   UGI                          337    653   RAPD                 1
5000371459                                340    710   FULL                 1
5000371939                                342    752   RAPD                 1
5000375377   MGIC                         339    709   FULL                 1
5000375583                                339    772   RAPD                 1
5000375716                                339    750   FULL                 1
5000376698                                339    748   RAPD                 1
5000377019                                340    627   FULL                 1
5000377027                                340    700   FULL                 1
5000377076                                340    720   FULL                 1
5000377597                                339    653   FULL                 1
5000377787                                338    727   FULL                 1
5000378017                                340    725   FULL                 1
5000378041                                337    686   FULL                 1
5000378256                                340    746   RAPD                 1
5000378314   UGI                          338    684   FULL                 1
5000378512                                339    735   FULL                 1
5000378744                                339    748   FULL                 1
5000378801                                338    744   FULL                 1
5000379213                                339    793   FULL                 1
5000379528   UGI                          340    725   FULL                 1
5000379742                                339    650   FULL                 1
5000390517                                336    760   Refi                 1
5000395029                                338    694   FULL                 1
5000395094                                338    620   RAPD                 1
5000395359                                338    654   FULL                 1
5000396811                                337    771   RAPD                 1
5000400241                                337    664   FULL                 1
5000405265                                335    748   RAPD                 1
5000406446                                336    672   FULL                 1
5000407576                                336    764   FULL                 1
5000408608                                338    766   RAPD                 1
5000410315                                337    730   RAPD                 1
5000410463                                336    751   RAPD                 1
5000410877                                336    706   RAPD                 1
5000412733                                337    780   FULL                 1
5000413855                                337    786   RAPD                 1
5000414721                                336    753   RAPD                 1
5000418326                                336    741   RAPD                 1
5000418458                                337    766   RAPD                 1
5000418649                                338    621   No Ratio             1
5000419092                                337    722   RAPD                 1
5000419522                                337    706   FULL                 1
5000420215                                336    767   RAPD                 1
5000420488                                337    754   FULL                 1
5000425081                                337    718   FULL                 1
5000425537   PMI                          338    694   FULL                 1
5000427228                                337    786   RAPD                 1
5000427939                                337    781   RAPD                 1
5000428648   MGIC                         337    738   RAPD                 1
5000435460                                338    785   RAPD                 1
5000437854                                336    759   FULL                 1
5000440262                                338    722   FULL                 1
5000441229                                338    678   RAPD                 1
5000446202                                338    799   RAPD                 1
5000446558                                339    642   FULL                 1
5000453083                                338    805   RAPD                 1
5000465574                                335    791   RAPD                 1
5000468511                                337    743   FULL                 1
5000468958                                337    667   RAPD                 1
5000482579   REPUBLIC                     337    748   RAPD                 1
5000497486   REPUBLIC                     338    734   RAPD                 1
5000499243                                338    786   FULL                 1
5000508738                                339    797   RAPD                 1
5000531722                                337    605   FULL                 1
5000535095                                337    766   RAPD                 1
5000535608                                338    748   RAPD                 1
5000539832                                339    751   FULL                 1
5000541853                                338    644   FULL                 1
5000543412                                340    754   FULL                 1
5000547959   PMI                          338    691   FULL                 1
5000547991                                338    763   FULL                 1
5000548130                                338    737   FULL                 1
5000548288                                338    765   RAPD                 1
5000549328                                338    800   RAPD                 1
5000549823                                338    733   RAPD                 1
5000549898                                339    725   RAPD                 1
5000549989                                338    738   RAPD                 1
5000549997   PMI                          338    626   FULL                 1
5000550078                                339    733   RAPD                 1
5000550961                                338    752   RAPD                 1
5000551316                                338    725   RAPD                 1
5000551613   MGIC                         338    788   FULL                 1
5000553437                                339    744   FULL                 1
5000560234                                341    723   FULL                 1
5000563923                                340    788   RAPD                 1
5000569383                                338    719   FULL                 1
5000575422                                339    670   RAPD                 1
5000577154                                339    628   FULL                 1
5000578442                                338    702   RAPD                 1
5000579564                                337    748   FULL                 1
5000580794                                338    760   RAPD                 1
5000583715                                338    716   FULL                 1
5000584846                                338    756   FULL                 1
5000593045                                337    760   RAPD                 1
5000593532                                337    757   FULL                 1
5000594142                                337    816   RAPD                 1
5000597632                                339    713   FULL                 1
5000599661                                337    770   RAPD                 1
5000599885                                338    724   RAPD                 1
5000602085                                339    711   FULL                 1
5000610120                                339    714   FULL                 1
5000610260                                338    687   FULL                 1
5000618149   PMI                          338    739   FULL                 1
5000618750                                338    659   FULL                 1
5000689546                                338    782   RAPD                 1
5000718865                                340    682   RAPD                 1
5000721810                                339    673   RAPD                 1
5000722701                                340    665   FULL                 1
5000727577   UGI                          338    707   RAPD                 1
5000730555   MGIC                         338    767   FULL                 1
5000732676                                339    653   FULL                 1
5000742550                                338    743   RAPD                 1
5000801158   PMI                          338    720   FULL                 1
5000802123                                339    701   FULL                 1
5000802271                                338    723   FULL                 1
5000838234                                338    696   RAPD                 1
5000838705                                338    653   FULL                 1
5000839489                                341    703   FULL                 1
5000845049                                338    653   FULL                 1
5000846062                                339    770   RAPD                 1
5000859073                                338    756   RAPD                 1
6000042306                                353    738   REDUCED              1
6002190970                                348    769   RAPD                 1
6004489651                                351    770   RAPD                 1
6013034050                                358    732   RAPD                 1
6018112026                                350    776   RAPD                 1
6018715091                                354    668   RAPD                 1
6021345696                                341    799   RAPD                 1
6035373221   MGIC                         344    775   RAPD                 1
6044916135                                340    754   RAPD                 1
6045229801   MGIC                         357    775   RAPD                 1
6048702143                                344    776   RAPD                 1
6052018246                                355    663   RAPD                 1
6053808439                                339    707   RAPD                 1
6057438985                                357    798   RAPD                 1
6059570660                                356    656   FULL                 1
6070754822                                341    762   FULL                 1
6080862060                                358    752   FULL                 1
6088036196                                339    809   Refi                 1
6090047009   UGI                          357    751   RAPD                 1
6092701728                                339    780   RAPD                 1
6097038183                                339    727   FULL                 1
6100442893                                340    602   FULL                 1
6121051194                                348    732   FULL                 1
6125404902                                358    744   FULL                 1
6127419734                                352    744   RAPD                 1
6136378566                                357    777   RAPD                 1
6136577399   MGIC                         338    767   RAPD                 1
6136895981                                339    684   RAPD                 1
6142992442   REPUBLIC                     340    723   RAPD                 1
6148821421                                353    646   FULL                 1
6166683356   GE                           356    766   RAPD                 1
6167579793   MGIC                         339    677   FULL                 1
6175930814                                354    747   RAPD                 1
6178306129                                356    698   FULL                 1
6182352044                                340    705   RAPD                 1
6193080527                                341    725   FULL                 1
6196689621                                354    772   RAPD                 1
6200492673                                355    687   FULL                 1
6203075350                                339    670   RAPD                 1
6206468842                                339    770   RAPD                 1
6209862736                                357    736   RAPD                 1
6214969369   GE                           340    767   RAPD                 1
6224665965                                339    751   FULL                 1
6224851037                                339    798   FULL                 1
6225371183                                339    789   RAPD                 1
6232264892                                354    669   RAPD                 1
6235842504                                339    758   RAPD                 1
6246226267                                354    715   RAPD                 1
6250376925                                339    773   Approved             1
6252102691                                339    779   RAPD                 1
6259020375                                355    694   RAPD                 1
6282603866                                355    805   RAPD                 1
6285312481                                339    794   RAPD                 1
6286821266                                356    663   RAPD                 1
6288688895                                349    671   RAPD                 1
6308537122                                349    736   FULL                 1
6310585432                                338    797   RAPD                 1
6312077040                                339    643   FULL                 1
6314512556                                354    606   RAPD                 1
6314765139                                340    722   FULL                 1
6320190645   MGIC                         339    719   FULL                 1
6322254092                                349    665   FULL                 1
6325656152                                349    748   RAPD                 1
6328730749                                358    756   RAPD                 1
6328797383                                339    715   FULL                 1
6334104335                                358    664   RAPD                 1
6335012388                                339    760   FULL                 1
6335890981                                356    777   RAPD                 1
6337219171                                338    719   FULL                 1
6338535252                                357    757   FULL                 1
6338855270                                344    760   RAPD                 1
6343606676                                348    676   FULL                 1
6347194158                                350    756   FULL                 1
6348361962   MGIC                         357    702   FULL                 1
6348521177   UGI                          356    679   RAPD                 1
6350796089                                356    752   RAPD                 1
6355564466                                339    741   FULL                 1
6356853504                                340    690   FULL                 1
6362162072                                353    729   RAPD                 1
6364063898                                339    739   RAPD                 1
6367983142                                350    692   FULL                 1
6380793486                                340    714   Refi                 1
6382157904                                357    793   RAPD                 1
6385084428   PMI                          348    715   FULL                 1
6385273799                                339    630   FULL                 1
6385429458                                357    791   RAPD                 1
6393059180                                356    765   RAPD                 1
6402036039                                343    752   RAPD                 1
6402611658                                340    776   RAPD                 1
6421256410                                343    737   RAPD                 1
6424876339                                356    778   RAPD                 1
6432250394                                340    748   RAPD                 1
6434138977                                355    705   RAPD                 1
6435464661                                358    685   RAPD                 1
6444033648                                340    644   RAPD                 1
6447615581                                338    791   FULL                 1
6448061298                                339    696   RAPD                 1
6448180106                                339    733   RAPD                 1
6449301362                                358    719   RAPD                 1
6449942165                                346    745   FULL                 1
6455379591                                340    748   RAPD                 1
6458771976                                357    606   FULL                 1
6462098440                                339    713   RAPD                 1
6463775590                                338    753   RAPD                 1
6464298824                                339    668   FULL                 1
6471887379                                356    741   RAPD                 1
6473897111                                339    707   FULL                 1
6494379313                                353    784   RAPD                 1
6497280203                                339    714   RAPD                 1
6504245447                                356    791   FULL                 1
6506951562                                355    748   RAPD                 1
6507009394                                339    725   FULL                 1
6514412680                                358    654   FULL                 1
6529533785                                339    786   FULL                 1
6532534291                                339    751   FULL                 1
6533028913                                354    739   RAPD                 1
6537503259   REPUBLIC                     354    656   RAPD                 1
6558259237                                351    700   FULL                 1
6568956749                                359    779   RAPD                 1
6587465862                                356    774   RAPD                 1
6587834158                                353    732   FULL                 1
6588889144                                354    752   RAPD                 1
6593658765   PMI                          354    755   RAPD                 1
6597160644                                341    766   RAPD                 1
6598589262                                354    776   FULL                 1
6614667555                                340    656   FULL                 1
6616687197                                349    794   RAPD                 1
6616737471                                356    781   RAPD                 1
6620165297                                339    801   FULL                 1
6625945842                                356    790   RAPD                 1
6626464553                                354    717   RAPD                 1
6634638792                                354    738   RAPD                 1
6634744889                                340    671   FULL                 1
6635208348                                340    761   FULL                 1
6636166065                                354    746   RAPD                 1
6643593434                                358    737   RAPD                 1
6645312304                                339    789   RAPD                 1
6646016235   REPUBLIC                     349    698   RAPD                 1
6646845914                                358    713   RAPD                 1
6649036610                                340    760   RAPD                 1
6649949754                                339    747   RAPD                 1
6652705093                                356    665   RAPD                 1
6656926075                                339    682   FULL                 1
6660559748                                340    778   RAPD                 1
6660989747   MGIC                         357    789   FULL                 1
6669878669                                338    688   FULL                 1
6671524491                                353    755   RAPD                 1
6691342262                                340    688   RAPD                 1
6691649013                                339    759   RAPD                 1
6693934405                                339    790   RAPD                 1
6699032642                                339    703   RAPD                 1
6703221900                                347    653   RAPD                 1
6704369039                                356    760   RAPD                 1
6704756409                                358    783   RAPD                 1
6705733399                                354    795   RAPD                 1
6706230270                                338    683   FULL                 1
6706601215                                340    680   FULL                 1
6716953317                                357    763   FULL                 1
6717725367   UGI                          339    709   FULL                 1
6724587263                                345    789   RAPD                 1
6729249794                                340    793   RAPD                 1
6729901535                                340    734   FULL                 1
6733884156                                358    757   RAPD                 1
6734820498                                339    741   RAPD                 1
6736178051                                339    749   FULL                 1
6737376753                                358    780   RAPD                 1
6739215512                                347    691   FULL                 1
6740979601                                339    779   FULL                 1
6745749306                                339    777   RAPD                 1
6753197802                                339    664   FULL                 1
6759045203                                352    698   RAPD                 1
6760593589                                354    729   RAPD                 1
6762162938                                352    716   RAPD                 1
6775723270                                357    760   RAPD                 1
6785349595                                357    678   FULL                 1
6789724124                                358    777   RAPD                 1
6789747018                                355    773   RAPD                 1
6798404163                                357    753   RAPD                 1
6799390262                                339    786   RAPD                 1
6812237144   GE                           344    802   FULL                 1
6816025503                                340    761   RAPD                 1
6817735043                                341    638   FULL                 1
6821301311                                341    801   RAPD                 1
6822701824                                339    751   FULL                 1
6829950275                                339    793   RAPD                 1
6830807662                                345    738   RAPD                 1
6834682962                                356    795   RAPD                 1
6839404941                                340    686   FULL                 1
6842807262                                341    759   RAPD                 1
6843781268                                347    777   RAPD                 1
6852321774                                340    673   RAPD                 1
6853122981                                357    733   RAPD                 1
6860390878                                351    689   RAPD                 1
6863463086                                358    748   RAPD                 1
6866689935                                356    677   FULL                 1
6867189000                                355    769   RAPD                 1
6872074965                                339    748   FULL                 1
6875355270                                339    755   FULL                 1
6876118586                                356    713   RAPD                 1
6883402684                                340    739   RAPD                 1
6891379551                                340    679   RAPD                 1
6893945334                                357    657   FULL                 1
6899249509                                358    711   RAPD                 1
6914296550                                339    685   FULL                 1
6920514566                                354    623   FULL                 1
6921559289                                339    665   FULL                 1
6922930505   UGI                          340    784   RAPD                 1
6929698949   MGIC                         338    775   FULL                 1
6932228346   MGIC                         354    765   RAPD                 1
6944714663                                356    700   FULL                 1
6958492578                                340    814   RAPD                 1
6962769631   REPUBLIC                     354    686   RAPD                 1
6968154838                                351    768   RAPD                 1
6970531882                                339    760   RAPD                 1
6976025418                                358    737   FULL                 1
6981632083                                355    710   RAPD                 1
6983023349                                346    736   RAPD                 1
6985612370                                339    612   FULL                 1
6987966121                                353    699   RAPD                 1
6994458278                                341    742   RAPD                 1
6996699838                                345    783   RAPD                 1
6997049157                                350    747   RAPD                 1

                                   EXHIBIT D-2

                    MORTGAGE LOAN SCHEDULE (FOR LOAN GROUP 2)

BANK OF AMERICA BOAMS 2001-04            GROUP 2
MORTGAGE LOAN SCHEDULE - 3/29/01

   LOAN               BORROWER                    STREET                    ZIP        PROP                                 INT.
  NUMBER                NAME                      ADDRESS            ST    CODE        TYPE       OCC.       PURPOSE        RATE
-----------------------------------------------------------------------------------------------------------------------------------
   4325312   MEDEIROS, TERRENCE          354 ST MARTIN DR            CA   94065      PUD        Primary     PURCH          8.25
   4636114   STAVERIS, MICHAEL           2600 ARBORETA COURT         CA   95608      SFR        Primary     R/T REFI       8.125
   5118872   SMITH CROWLEY, BLANE        2641 MONTGOMERY WAY         CA   95815      SFR        Primary     R/T REFI       8.125
   5127048   THURNER, LARRY              19290 PARADISE MTN RD       CA   92082      SFR        Primary     R/T REFI       8.5
   5138516   FOSTER, RICHARD             24542 MULHOLLAND HWY        CA   91302      SFR        Primary     R/T REFI       8.125
   5239066   LAFAVE, MICHAEL             24574 OVERLAND DRIVE        CA   91304      SFR        Primary     PURCH          8.25
   5267539   NAGEL, CARL                 2667 SADDLE RIDGE DR        CA   91722      PUD        Primary     PURCH          8.25
   5325683   REES, ROBERT                17963 GREENWOOD DR          CA   95030      SFR        Primary     PURCH          8.25
   5347331   SMITH, DAVID                1712 VERANADA AVENUE        CA   91001      SFR        Primary     R/T REFI       8.5
   6202790   GOLDBERG, BENNETT           24665 OVERLAND DRIVE        CA   91304      SFR        Primary     PURCH          8.25
   6203863   CHAU, TIMOTHY               2260 EL CONTENTO DR         CA   90068      SFR        Primary     PURCH          8.375
   6212823   OGA, DONALD                 28 ERICA COURT              CA   94947      SFR        Primary     PURCH          8.125
   6249114   STEGER, BRIAN               11362 DONA TERESA DR        CA   91604      SFR        Primary     R/T REFI       8.125
   6285415   STONE, JAY                  7325 VIEW POINT DR          CA   95003      SFR        Primary     R/T REFI       8.375
   6285696   HAWKINS, WILLIAM            125 IPSWICH WAY             CA   94523      SFR        Primary     R/T REFI       8.25
   6285803   HOOPER, LES                 4526 RUBIO AVENUE           CA   91436      SFR        Primary     PURCH          8.125
   6314264   BERG, KENNETH               6231 SIR FRANCIS            CA   94963      SFR        Primary     PURCH          8.125
   6318943   FREEMAN, MARK               6832 BAR HARBOR DR          CA   92649      SFR        Primary     PURCH          8.375
   6321988   LEHTO, DAVID                4503 RITA STREET            CA   91941      SFR        Primary     PURCH          8.125
   6331490   FELT, RODNEY                540E VIRGINIA AVENUE        CA   91741      SFR        Primary     R/T REFI       8.375
   6572515   MCLAUGHLIN, JOHN            3000 PALOS VERDES DR        CA   90274      SFR        Primary     R/T REFI       8.25
   6656748   LOPEZ, RICHARD              1694 FALLING STAR           CA   91362      SFR        Primary     PURCH          8.125
  10265198   PLUTT,P STEVEN              3929 CAMPOLINDO DR          CA   94556      SFR        Primary     PURCH          7.75
  10270965   GRIMBLEBY,CLIVE T           7401 SPY GLASS DRIVE        CA   95356      SFR        Primary     C/O REFI       7.75
  10299751   RICHMAN,JAMES A             1366 SUNNY HILLS RD         CA   94610      SFR        Primary     R/T REFI       7.75
  10320873   NAIDORF,VICTORIA            376 ENDICOTT COURT          CA   94598      SFR        Primary     PURCH          8.25
  10362126   KIDD,ANNE E                 4326 VIEWCREST COURT        CA   94605      SFR        Primary     PURCH          8.375
  10362151   FARQUHAR,JAMES J            44 PORT ROYALE RD           CA   92118      SFR        Primary     C/O REFI       8.625
  10365508   WISSLER,BARBARA             610 SHELBY COURT            CA   94526      SFR        Primary     PURCH          7.625
  10370536   JONES,CHERYL                254 N WILLOW SPRING         CA   92869      SFR        Primary     R/T REFI       8.375
  10387170   ROSEN,NEAL B                3820 KINGRIDGE DRIVE        CA   94403      SFR        Primary     PURCH          8.25
  10388311   TURNER,ROBERT E             1217 MIRAMAR STREET         CA   92651      SFR        Primary     PURCH          8
  10389083   EINSTEIN,DANIEL             216 NORTON AVE              CA   90004      SFR        Primary     PURCH          8
  10389822   MAZZA,RONALD F              2033 BRUCEALA COURT         CA   92007      SFR        Primary     PURCH          8.125
  10391100   SUNG,YUN-CHEN               394 SOUTH BONNIE AV         CA   91106      SFR        Primary     PURCH          8.125
  10391606   BRYANT,TREVOR L             2509 HIGHLAND AVE           CA   91001      SFR        Primary     PURCH          8.125
  10402624   FUJII,MARK                  2644 ISABELLE AVENUE        CA   94403      SFR        Primary     PURCH          7.875
  10525718   DAVIS,ALICE H               22842 VIA ORVIETO           CA   92629      PUD        Primary     PURCH          7.875
  10525912   LENETT,NICHOLAS             715 ULLOA STREET            CA   94127      SFR        Primary     PURCH          7.75
  10538071   CHANG,ROY K                 13535 TONI ANN PL           CA   95070      SFR        Primary     R/T REFI       7.75
  10538941   SMITH,JONATHAN              4031 22ND ST                CA   94124      SFR        Primary     PURCH          7.875
  10540717   YEE,ARCHIE L                120 OAK ROAD                CA   94563      SFR        Primary     PURCH          7.625
  10541128   ROJAS,WALDEMAR              53 ROSELYN TERR             CA   94118      SFR        Primary     PURCH          7.75
  10543678   CASTAGNOLI,JOSEPH T         27917 GOLDEN MEADOW DR      CA   90275      SFR        Primary     PURCH          7.625
  10544241   NOACK,KENNETH B             2740 LAUREL DR              CA   95864      SFR        Primary     R/T REFI       7.75
  10545069   GALSTER,GARY MORG           2750 LAUREL DR              CA   95864      SFR        Primary     R/T REFI       7.75
  10545280   SPERRY,ROBERT W             2973 CORTE PORTOFINO        CA   92660      PUD        Primary     PURCH          7.625
  10546324   GEIFMAN,HOWARD AL           1850 ROYAL CT               CA   94595      SFR        Primary     C/O REFI       7.875
  21740623   JOHNSEN,JAMES A             8759 COPELAND POND CT       VA   22031      SFR        Primary     R/T REFI       7.875
  25978297   REMEDIOS, CHRISTOPH         2 MAIN DRIVE                CA   94901      SFR        Primary     PURCH          7.125
  25998071   GOODMAN, JAMES              30 HANLEY PLACE             CA   90049      SFR        Primary     R/T REFI       7.25
  26040170   SACHDEV, KEWAL              3061 ROSATO COURT           CA   95135      SFR        Primary     R/T REFI       7
  26078899   COLEMAN, DANIEL             544 N SIERRA BONITA         CA   90046      SFR        Primary     C/O REFI       7
  26110460   BALANCE, ANDRES             359 OLD STONE WAY           CA   95132      SFR        Primary     C/O REFI       7.5
  26160861   GOTLER, JOEL                13439 JAVA DRIVE            CA   90210      SFR        Primary     R/T REFI       7.625
  26213405   PATEL, MANISH               180 GLENEEDEN WAY           CA   95117      SFR        Primary     R/T REFI       7.125
  28363257   MOON, JUNG                  336 CORTEZ AVE              CA   94010      SFR        Primary     C/O REFI       8.125
  28380988   FAGAN JR, J                 535 PASEO JOAQUIN           CA   92886      PUD        Primary     R/T REFI       8.125
  61679585   GORE,ROBERT AL              10384 SUMMER HOLLY CIR      CA   90077      SFR        Primary     PURCH          8
  61680125   CULLEN,JAMES G              1728 CROCKETT LANE          CA   94010      SFR        Primary     PURCH          7.875
  61680508   REES,MIRANDA M              159 21ST AVE                CA   94121      SFR        Primary     PURCH          7.875
  61681288   FREDERICKSON,DANIEL R       1725 MIRAMAR DR             CA   93001      SFR        Primary     R/T REFI       7.75
  61681946   ELLIS,JOHN F                6547 FLAMENCO STREET        CA   92009      SFR        Primary     PURCH          7.875
  61682349   ARNETT,THOMAS               1205 20TH ST                CA   90266      SFR        Primary     PURCH          7.625
  61682462   JOHNSON,DONALD A            2 HASTINGS                  CA   92677      PUD        Primary     PURCH          8
  61683159   BLATT,GERALD                5533 CHINA POINT            CA   90803      PUD        Primary     PURCH          7.5
  61687511   STARCK,LANCE A              221 BELLO CT                CA   94583      SFR        Primary     PURCH          7.625
  61688410   ROBERTS,KEVIN J             534 FRONTERA DR             CA   90272      SFR        Primary     PURCH          7.5
  61691259   OKASINSKI,NICHOLAS          1330 BRANDT RD              CA   94010      SFR        Primary     PURCH          7.875
  62423916   SVOBODA,MICHAEL J           4242 LOCUST AVE             CA   90807      SFR        Primary     PURCH          7.625
  62424297   AGUIRRE,JOHN E              330 FRANKLIN ST             CA   94402      SFR        Primary     PURCH          8
  62424335   PAIGE,ROBERT B              29352 BOBOLINK DR           CA   92677      PUD        Primary     PURCH          7.875
  62697293   QUAKE,STEPHEN R             744 PLYMOUTH ROAD           CA   91108      SFR        Primary     PURCH          7.625
  62856341   MALCHICOFF,SHELDON          701 SPRUCE MEADOW           CA   91362      PUD        Primary     C/O REFI       8
  63594242   LONG,GREGORY W              78870 STARLIGHT LANE        CA   92201      SFR        Secondary   R/T REFI       7.625
  63737728   DELUCA,JOHN A               65 BLACK FOX WAY            CA   94062      PUD        Primary     R/T REFI       7.375
  63914409   HYNES,GEORGE A              18 LA VUELTA                CA   94563      SFR        Primary     R/T REFI       7.375
  64058476   HILDEBRAND,LORA             1267 PADRE LANE             CA   93953      SFR        Primary     C/O REFI       7.375
  64060012   DEBENEDETTO,MICHAEL A       13244 E BULLARD             CA   93611      SFR        Primary     C/O REFI       7.25
  64079601   WARNER,STEVEN C             11671 REAGAN ST             CA   90720      SFR        Primary     R/T REFI       7.125
  64080293   CORRAO,JOANNE               24262 FAIRWAY LANE          CA   92679      SFR        Primary     PURCH          7.25
  64340589   KRIZMAN,RICHARD             917 22ND ST                 CA   90403      SFR        Primary     R/T REFI       7.25
  64345092   DUBREVILLE,A M              13172 CAMINITO MENDIOLA     CA   92130      PUD        Primary     PURCH          7.25
  64347168   MEEHAN,JAMES R              25 CREST ESTATES DR         CA   94595      SFR        Primary     R/T REFI       7.375
  64352102   EDDINGS,JOSEPH LA           400 YELLOW BRICK ROAD       CA   95003      SFR        Primary     R/T REFI       7.75
  64644332   GUBERNICK,JEFF              2301 CANFIELD AVE           CA   90034      SFR        Primary     PURCH          7.375
  64647692   SALERNO,PAUL                33 HILLGRASS                CA   92612      PUD        Primary     PURCH          7.5
  64650031   VISVESHWARA,NADARASA        3190 STUDIO DR              CA   93430      SFR        Primary     R/T REFI       7.5
  64957055   UHRIK,MICHAEL J             2136 MOONSTONE CIR          CA   95762      SFR        Primary     PURCH          7.25
  65268059   SKILBECK,WILLIAM M          22515 FERN ANN FALLS RD     CA   91311      SFR        Primary     PURCH          7.25
  65275128   YOUNG,ROBERT M              1529 ALISON AVE             CA   94040      SFR        Primary     C/O REFI       7.25
  65545702   WONG,JOHN                   5117 BASCULE AVE            CA   91364      PUD        Primary     R/T REFI       7.375
  65748972   MAXWELL,JOHN C              1506 BRANCH OWL PL          CA   95409      SFR        Primary     R/T REFI       7.125
  65751060   WANG,MEI                    425 LOWELL AVE              CA   94301      SFR        Primary     R/T REFI       7.125
  66162122   SNEIDER,ROBERTO             3057 NICADA DR              CA   90077      PUD        Primary     R/T REFI       7.125
4061349165   RODRIGUEZ,JERRY F           232 SAN AUGUSTINE WAY       CA   95066      SFR        Primary     PURCH          7.875
4061395515   SAWDAYI,RONY SHAU           250 N WETHERLY DR           CA   90211      SFR        Primary     R/T REFI       8.125
4061412492   LEWIS,STEVEN F              371 CEDAR ST                CA   94070      SFR        Primary     PURCH          8
4061457232   FLEKMAN,MANNY               281 WILD HORSE DR           CA   92211      Condo      Secondary   PURCH          8.125
4061457372   LANGENWALTER,LAVERN         42480 BUCCANEER CT          CA   92201      PUD        Primary     PURCH          8.125
4061481059   WELLS,HOWARD H              199 AMIGO LANE              CA   94596      SFR        Primary     PURCH          7.75
4061481224   ALPER,DIANE M               707 OLIMA ST                CA   94965      SFR        Primary     R/T REFI       7.75
4061483469   WONG,WESLEY H               35 WEATHERLY CT             CA   94506      SFR        Primary     PURCH          7.625
4061490308   WONG,EDWIN CHI              10279 DENISON AVE           CA   95014      SFR        Primary     PURCH          7.875
4061526077   SAIDMAN TRUSTEE,LAWRENCE    2939 SEA VIEW PKWY          CA   94502      PUD        Primary     PURCH          7.75
4061537116   YELIGAR,MAHADEVAP           23375 WEST CAMFORD PLACE    CA   91355      PUD        Primary     PURCH          7.875
4061539666   RADA,EDWARD                 1766 N ORANGE GROVE AVE     CA   90046      SFR        Primary     PURCH          7.75
4061613552   LEY,CHARLES P               18892 WOODLEIGH CT          CA   95070      SFR        Primary     PURCH          7.875
4061659720   WHATLEY,BARBARA J           2050 VIA VENETO             CA   93010      PUD        Primary     PURCH          8.25
4062268836   FALLAT,JOHN L               33 CHERNE LANE              CA   94960      SFR        Primary     PURCH          7.5
4062289253   MCFADDEN,JOSEPH A           12610 CLASSICS DR           CA   91344      PUD        Primary     R/T REFI       8.25
4062289428   WIXTED,DANIEL S             677 S SCOUT TRAIL           CA   92807      PUD        Primary     PURCH          8
4062326048   LACY JR,NORMAN G            2034 PENMAR AVE             CA   90291      Condo      Primary     PURCH          8
4063146072   MITTELHAUSER,JON ERIC       19292 BAINTER AVE           CA   95070      SFR        Primary     PURCH          7.75
4063472973   KURZ,JEROME L               33 LOS ROBLES DR            CA   93924      SFR        Primary     R/T REFI       7.375
4064373865   JEREZ,DONNA R               1067 SILVERHILL DR          CA   94549      SFR        Primary     C/O REFI       7.25
4064532502   SCHER,ERIC K                5820 WILMA CT               CA   94550      SFR        Primary     PURCH          7.125
4064549647   KARIMI,JEAN                 2251 VIA SALDIVAR ST        CA   91208      SFR        Primary     PURCH          7.75
4064624655   ROGERS,MATTHEW C            235 LA SALLE AVE            CA   94610      SFR        Primary     R/T REFI       7.375
4064629498   AUBREY,GERALD J             541 PALOMAR DR              CA   94062      SFR        Primary     PURCH          7.125
4064638093   GORELICK,SEYMOUR F          30033 ROLLING RIDGE DR      CA   91301      PUD        Primary     R/T REFI       7.5
4064652987   KAHN,BARRY J                12031 SKY LANE              CA   92705      SFR        Primary     R/T REFI       7.375
4064703079   RIEMER,KENNETH D            868 GALLOWAY ST             CA   90272      SFR        Primary     R/T REFI       7.5
4064830427   BIXLER,TERRY R              6080 W 82ND ST              CA   90045      SFR        Primary     PURCH          7.25
4064832217   RODRIGUEZ,AUGUSTO           601 W LAS PALMAS DR         CA   92835      SFR        Primary     R/T REFI       7.25
4064904305   BLUM,ALFRED M               6170 CONTRA COSTA RD        CA   94618      SFR        Primary     R/T REFI       7.25
4064906235   CARLSON,ANNE TILL           2323 EUNICE ST              CA   94708      SFR        Primary     PURCH          7.25
4065272512   SPIEGEL,HELENE              10380 WILSHIRE BLVD         CA   90024      Condo      Primary     PURCH          7.375
4065273775   BARWICK,KENNETH R           28781 CALLE POSADA          CA   92675      PUD        Secondary   R/T REFI       7.25
4066323728   MC BRIDE,RODERICK           10 MESA WAY                 CA   95076      SFR        Primary     PURCH          7.125
4066510662   POLACHEK,NEAL B             70 TAMALPAIS AVENUE         CA   94930      SFR        Primary     C/O REFI       7.25
4105459590   KANDEEL,FOUAD RAD           7912 SUNFLOWER LN           CA   90623      SFR        Primary     PURCH          7.75
4161107588   MICON,GARY                  852 MELLOW LANE             CA   93065      PUD        Primary     PURCH          7.625
4161246923   HARVILL,THOMAS L            130 BOLLA AVE               CA   94507      SFR        Primary     PURCH          8
4161309143   HILLOCK,ROBERT J            3765 PENTZ RD               CA   95969      SFR        Primary     R/T REFI       8
4161395506   DAMAVANDI,PARVIZ            19850 LINNET ST             CA   91364      SFR        Primary     PURCH          7.625
4161404555   LAW,THOMAS L                16 LANDING                  CA   92677      PUD        Primary     PURCH          8.625
4161412434   YIM,CLIFFORD                62 TARAVAL ST               CA   94116      PUD        Primary     R/T REFI       7.875
4161440708   SARLEY,ROBERT               1603 HILLCREST AVE          CA   91202      SFR        Primary     PURCH          7.875
4161455359   CRAWLEY,FRED H              471 COUNTRY CLUB LANE       CA   92118      SFR        Primary     PURCH          8.25
4161473113   SLUTSKY,JACOB               991 LINDA FLORA DR          CA   90049      SFR        Primary     PURCH          7.875
4161477403   VANDEN BERGE,GARY L         18984 MOUNT CIMARRON ST     CA   92708      SFR        Primary     PURCH          7.875
4161481611   SLOSAR JR,PAUL J            2 RIDGECREST TERRACE        CA   94402      SFR        Primary     PURCH          8
4161485554   KAMATH,RAMESH C             926 GOVERNORS BAY DR        CA   94065      PUD        Primary     PURCH          7.625
4161486537   QUINN,ROBERT M              5857 CAPILANO DR            CA   95138      PUD        Primary     PURCH          7.75
4161494630   CANTOR,ROBERT               122 MARGUERITE AVE          CA   94941      SFR        Primary     C/O REFI       7.5
4161496486   GREENBERG,LEE               3536 TERRACE VIEW DR        CA   91436      SFR        Primary     R/T REFI       7.875
4161497682   NAZARIO,SONIA               1327 CURTIS AVE             CA   90266      SFR        Primary     PURCH          7.75
4161537503   TOUTANT,CLAIRE              2166 VALLEMAR ST            CA   94038      SFR        Primary     R/T REFI       8
4161603123   HOSSEINZADEH,HASSAN         2044 PELHAM AVE             CA   90025      SFR        Primary     PURCH          7.875
4161615028   SULLIVAN,MATTHEW C          945 AFTON ROAD              CA   91108      SFR        Primary     PURCH          7.5
4161633245   SPITZNAGEL,DOUG             5150 SOLLIDEN LANE          CA   91011      SFR        Primary     PURCH          7.625
4161637618   CHRISTIAN,GEORGE T          6610 TOWHEE LANE            CA   92009      PUD        Primary     PURCH          7.875
4161651932   WANG,YNJIUN P               10127 LINDA ANN PL          CA   95014      PUD        Primary     PURCH          7.625
4161695046   RIDER,ALAN K                722 DUNCAN ST               CA   94131      SFR        Primary     PURCH          7.625
4162289385   WHITE,GARY RALP             534 MOUNT OLIVE DRIVE       CA   91010      SFR        Primary     PURCH          8.125
4162397766   CHAN,HUAN-AIK               170 STANFORD AVE            CA   94539      SFR        Primary     PURCH          8.125
4163785167   SANGIACOMO,MICHAEL J        1850 SPERRING ROAD          CA   95476      SFR        Primary     PURCH          7.125
4163864061   MAKINSON-SANDER,CLIVE       408 PASADENA CT             CA   92672      Condo      Primary     PURCH          7.625
4164123251   BUFANO,JOSEPH               26234 BIRCHFIELD AVE        CA   90275      SFR        Primary     PURCH          7.25
4164127310   FURROWS,JEFFREY A           3216 PALOS VERDES DRIVE N   CA   90274      SFR        Primary     PURCH          7.25
4164133714   LEVY,ROBERT                 9725 SATURN ST              CA   90035      SFR        Primary     PURCH          7.5
4164139984   SKOGLUND,JOHN M             3734 MILAN ST               CA   92107      SFR        Primary     PURCH          7.5
4164141725   JANG,BLOSSOM L              349 27TH AVE                CA   94121      2-Family   Primary     PURCH          7.125
4164212211   MAH,KEVIN                   906 SUMMITRIDGE DR          CA   91765      SFR        Primary     R/T REFI       7.875
4164255194   JENNINGS,JOSEPH F           1801 PORT STIRLING PL       CA   92660      SFR        Primary     R/T REFI       7.125
4164299655   NG,DANIEL                   1121 VAILWOOD WAY           CA   94403      SFR        Primary     PURCH          7.125
4164404339   CHASE,RODNEY A              170 S ROCKINGHAM AVE        CA   90049      SFR        Primary     C/O REFI       7.5
4164475362   PORRETTA,MARTHA A           1542 VISTA DORADA PL        CA   91709      SFR        Primary     PURCH          7.375
4164548036   VAN GINKEL,ANDREW           17962 VIA RANCHERO          CA   92886      SFR        Primary     R/T REFI       7.5
4164571491   EHRLICH,STEVEN A            31 RAE'S CREEK LANE         CA   92679      PUD        Primary     R/T REFI       7.375
4164624167   ZAPOTOSKY,ROBERT G          890 PEBBLEWOOD CT           CA   94539      SFR        Primary     C/O REFI       7.625
4164703680   FLESHNER,PHILLIP            486 S SPALDING DR           CA   90212      SFR        Primary     R/T REFI       7.375
4164713747   INGRAM SR,ALEX L            1326 HILLCREST DR           CA   95120      SFR        Primary     R/T REFI       7.5
4164716575   JESPERSEN,WILLIAM R         140 W CARMEL VALLEY RD      CA   93924      SFR        Primary     R/T REFI       7.125
4164716609   LAL,NIRAJ                   1308 DEB CT                 CA   95120      SFR        Primary     PURCH          7.25
4164721054   BERGMAN,EELCO               1490 BARTON DR              CA   94087      SFR        Primary     R/T REFI       7.125
4164829428   BIGELOW,MICHAEL T           122 OCEAN PARK BLVD         CA   90405      Condo      Secondary   PURCH          7.375
4164829964   DALRYMPLE,JAMES R           4545 E ARBOR RD             CA   90808      SFR        Primary     R/T REFI       7.25
4164830103   WITCHER,JEFFERY A           2277 LAMBERT DR             CA   91107      SFR        Primary     PURCH          7.25
4164831622   GAUTSCHI,PHILIP W           219 VIA SAN REMO            CA   92663      PUD        Primary     PURCH          7.25
4164897284   NASH,EUNICE E               721 INDIAN RIDGE DR         CA   92211      PUD        Primary     PURCH          7.25
4164903686   HOLSTROM,HAROLD E           1559 ALISAL AVE             CA   95125      SFR        Primary     C/O REFI       7.25
4165007925   CAVALA,JANE GLIC            76 FERNWOOD DR              CA   94127      SFR        Primary     PURCH          7.25
4165066178   ALSHAK,NAJEEB S             1713 ANGELO DR              CA   90210      SFR        Primary     R/T REFI       7.5
4165102460   HOEFS,CHARLES W             470 HALE ST                 CA   94301      SFR        Primary     R/T REFI       7.25
4165357197   SOLIMAN,ANWAR S             375 CAMDEN PL               CA   92651      SFR        Primary     R/T REFI       7.5
4165360373   SHALLER,FREDERICK           1440 CIRCLE DR              CA   91108      SFR        Primary     R/T REFI       7.375
4165491442   GONZALEZ,HECTOR A           2401 VIA CIELO              CA   91745      SFR        Primary     R/T REFI       7.125
4165562010   SPIEGEL,HELENE LE           47111 VINTAGE DR            CA   92210      Condo      Primary     PURCH          7.25
4165964380   NDLELA,JOHANNES             1456 SMILEY HEIGHTS DR      CA   92373      SFR        Primary     PURCH          7.125
4166015117   WEI,ALLEN                   7128 LA JOLLA SCENIC DR     CA   92037      SFR        Primary     PURCH          7
4166316820   GRANT,HAROLD E              1400 GEYSER CT              CA   91320      PUD        Primary     PURCH          7.125
4166372013   BARKHORDAR,HOSSEIN M        22047 VISCANIO ROAD         CA   91364      SFR        Primary     PURCH          7.125
4166388431   COUGHLIN,KEVIN M            1613 FELDSPAR CT            CA   94550      SFR        Primary     R/T REFI       7.125
4210532554   COHEN,EYAL                  954 BLACK MOUNTAIN CT       CA   94024      SFR        Primary     PURCH          7.625
4260265923   ENG,GERALD                  2433 23RD AVE               CA   94116      SFR        Primary     PURCH          7.75
4260971454   HACKER,BRADLEY              1100 VEREDA DEL CIERVO      CA   93117      SFR        Primary     PURCH          7.75
4261297065   KEARLEY,CHRISTOPH           7511 STEWART AVE            CA   90045      SFR        Primary     PURCH          8.125
4261401550   NGUYEN,BENJAMIN             5241 BLUEMOUND RD           CA   90274      SFR        Primary     PURCH          8.625
4261411617   GRACIA,JOHN R               1245 WOODVIEW TERRACE       CA   94024      SFR        Primary     PURCH          8
4261444477   DEVITO,DAVID STE            6741 ANDOVER LANE           CA   90045      SFR        Primary     PURCH          7.75
4261455820   RISHMAWI,SAMI S             801 SAN DIEGUITO DR         CA   92024      SFR        Primary     PURCH          7.875
4261491296   JACKSON,LAWRENCE            10843 ROCHESTER AVE         CA   90024      SFR        Primary     PURCH          7.75
4261492617   KESWANI,DILIP S             5115 HALISON ST             CA   90503      SFR        Primary     PURCH          7.5
4261498432   SHIVERS,MICHAEL J           325 15TH ST                 CA   92648      SFR        Primary     PURCH          8
4261527743   MILLS,ARTHUR W              1046 GLEN BROOK AVE         CA   95125      SFR        Primary     PURCH          8
4261528691   QUANT JR,AUGUSTO            360 GLASGOW CIRC            CA   94526      PUD        Primary     PURCH          7.625
4261603395   FORREST,CRAIG D             601 CALLE REATA             CA   92673      PUD        Primary     PURCH          7.875
4261607933   SIKORSKI,LENORE             5 BODEGA BAY DR             CA   92625      PUD        Primary     PURCH          7.625
4261610994   RUTBERG,ERIC STEV           7280 TRENTON-HEALDSBRG RD   CA   95436      SFR        Primary     PURCH          7.625
4261616843   CAPPS,JACK E                12922 SCARBOROUGH LANE      CA   90703      PUD        Primary     PURCH          8
4261630638   PAISLEY,CRAIG               1902 OAK DR                 CA   90290      SFR        Primary     R/T REFI       7.875
4261656062   OZAWA,MITCHELL              1314 21ST ST                CA   90266      SFR        Primary     PURCH          7.75
4261659140   WALSH,BRIAN P               31271 CALLE BOLERO          CA   92675      PUD        Primary     PURCH          7.625
4261709838   LANGMEAD,LARRY              613 S CLOVER AVE            CA   95128      SFR        Primary     PURCH          7.625
4262289632   ADLER,GARY D                6031 W 78TH ST              CA   90045      SFR        Primary     PURCH          7.875
4263283212   HOLLAND,ROBERT BR           16411 LADONA CIRC           CA   92649      SFR        Primary     R/T REFI       7.375
4263786537   INOUYE,RONALD H             525 LOWELL PL               CA   94536      SFR        Primary     R/T REFI       7.875
4263906739   CHACON,MARIO                568 MARLIN CT               CA   94065      SFR        Primary     C/O REFI       7.25
4264156706   FRASER III,JOHN CAME        2808 BAYSIDE WALK           CA   92109      Condo      Primary     PURCH          7.5
4264214679   WARNER,JOSEPH M             10775 WILLOWBROOK WAY       CA   95014      SFR        Primary     C/O REFI       7.5
4264483456   ANDERSON,MARTIN             6041 WEST VIEW DR           CA   92869      PUD        Primary     PURCH          7.375
4264487176   NEARY,MICHAEL J             4704 PORTOFINO CIRCLE       CA   90630      SFR        Primary     R/T REFI       7.625
4264576929   COLE,CURTIS A               1318 MILAN AVE              CA   91030      SFR        Primary     C/O REFI       7.625
4264596539   DE OCAMPO JR,LEOPOLDO       2009 GOSSAMER AVE           CA   94065      PUD        Primary     PURCH          7.5
4264678659   HAFNER,JOHN W               50 SANTIAGO AVE             CA   94027      SFR        Primary     C/O REFI       7.625
4264703598   PEREZ,ANTHONY L             5975 BRIDGEVIEW DR          CA   93003      PUD        Primary     R/T REFI       7.25
4264703762   ROBINSON,ALAN P             30981 VIA CRISTAL           CA   92675      SFR        Primary     R/T REFI       7.25
4264903677   CARMICHAEL,CYNTHIA G        1129 SHATTUCK AVE           CA   94707      SFR        Primary     R/T REFI       7.5
4264904659   CHENG,KWONG M               2989 DOLORES WAY            CA   94010      SFR        Primary     PURCH          7.125
4265003469   NAY,ROBERT R                1097 RIDGELEY DR            CA   95008      SFR        Primary     R/T REFI       7.25
4265044281   HANOON,CARMELLA             1360 BECKWITH AVE           CA   90049      SFR        Primary     C/O REFI       7.25
4265232852   CASAS,ALBERT P              11633 MISSISSIPPI AVE       CA   90025      SFR        Primary     R/T REFI       7.75
4265262529   AUSTIN,MICHAEL J            12 BROOKSIDE AVE            CA   94705      SFR        Primary     PURCH          7.125
4265928483   KARIMI,NADER                489 FIELDSTONE DR           CA   94945      PUD        Primary     PURCH          7.5
4265950685   VILLALOBOS,ANTONIO          410 CASTLE PL               CA   90210      SFR        Primary     C/O REFI       7.375
4266743675   GODBER,JAMES R              2455 E WILDWOOD CANYON DR   CA   91741      SFR        Primary     PURCH          7.25
4266842527   SANDERS,CHRISTOPH           8 CORTE AMIGOS              CA   94556      PUD        Primary     R/T REFI       7.125
4360363198   HUNTER,STEVEN B             1182 OLIVE BRANCH LANE      CA   95120      SFR        Primary     PURCH          8
4361284518   SLATON,TIMOTHY R            6538 HAMPTON DR             CA   95120      SFR        Primary     C/O REFI       7.75
4361293873   WOOLDRIDGE,JOHN M           112 16TH AVE                CA   94402      SFR        Primary     R/T REFI       7.625
4361358536   ROBINSON,STEVEN P           1020 CAMINO PABLO           CA   95125      SFR        Primary     PURCH          8.375
4361471933   LICUDINE,STARLENE           1633 ARCH BAY DR            CA   92660      PUD        Primary     PURCH          7.75
4361479407   OKKO,MAAD                   1631 ARCH BAY DR            CA   92660      PUD        Primary     PURCH          7.875
4361494596   BARRY,DOUGLAS A             29 LANSDALE AVE             CA   94127      SFR        Primary     PURCH          7.375
4361497706   NEJAD,BEHZAD IR             6740 EL RODEO ROAD          CA   90275      SFR        Primary     PURCH          7.625
4361536560   AZIZI,MOZAFAR               301 NORTH OAKHURST DRIVE    CA   90210      SFR        Primary     PURCH          7.625
4361607197   TONEY JR,JAMES W            27830 MOUNT WHITNEY WAY     CA   92887      SFR        Primary     R/T REFI       7.75
4361636709   KIMBROUGH,DAVID L           4815 SUNRISE VALLEY DR      CA   92020      SFR        Primary     R/T REFI       7.875
4361675392   SIEGRIST,ALAN F             445 ARROYO CHICO            CA   92651      SFR        Primary     PURCH          8.375
4362256796   HALLIBURTON,JOHN P          4064 RIVERTON PLACE         CA   92130      PUD        Primary     R/T REFI       8
4364125510   JILBERT,TIMOTHY N           19732 DORADO DR             CA   92679      PUD        Primary     PURCH          7.375
4364397176   KUSHNER,JOSEPH H            381 LAUREL AVE              CA   94960      SFR        Primary     PURCH          7.375
4364552689   SCHWARTZ,DANIEL M           2539 AIKEN AVE              CA   90064      SFR        Primary     C/O REFI       7.375
4364640351   NGUYEN,JEFF P               10251 MEREDITH DR.          CA   92646      SFR        Primary     PURCH          7.25
4364642936   RODDA,JONATHAN              10756 CUSHDON AVE           CA   90064      SFR        Primary     R/T REFI       7.25
4364680050   GANZER,DIETRICH             3292 EASTER CIRCLE          CA   92649      SFR        Primary     C/O REFI       7.875
4364713737   SCHOENBRUN,DAVID M          3608 SOUTHWOOD AVE          CA   94403      SFR        Primary     PURCH          7.25
4364715351   YAMAMOTO,PAUL KYUT          3319 ALSACE CT              CA   95135      SFR        Primary     PURCH          7.125
4364715831   CHRISTIANSEN,EDWARD T       478 SILVER HOLLOW DR        CA   94598      PUD        Primary     R/T REFI       7.5
4364719866   WILCOX,CHARLES E            1735 COCHRANE RD            CA   95037      SFR        Primary     R/T REFI       7.25
4365062357   ROSENWALD,JAY NEIL          17027 ESCALON DR            CA   91436      SFR        Primary     R/T REFI       7.25
4365104019   STROEBEL,THOMAS WA          1197 GLENN AVE              CA   95125      SFR        Primary     C/O REFI       7.5
4365531047   KLEBE,DOUGLAS M             5335 VISTA REAL             CA   90630      SFR        Primary     PURCH          7.25
4365566340   MC ISAAC,PETER J            641 CRESCENT AVE            CA   94402      SFR        Primary     R/T REFI       7
4365787292   MOSKIOS,GEORGE              825 LA VISTA DR             CA   92651      SFR        Primary     PURCH          7.125
4365810508   GOLDBERG,FELIX              855 RIDGE RD                CA   92352      SFR        Secondary   R/T REFI       7.125
4365950593   MILLER,DONA R               15909 AURORA CREST DR       CA   90605      PUD        Primary     R/T REFI       7.25
4365952102   BUTTRAM,JOHN T              1032 VIA NOGALES            CA   90274      SFR        Primary     C/O REFI       7.25
4366508051   TUCKER,WILLIAM P            5427 VILLAWOOD CIRCLE       CA   91302      PUD        Primary     C/O REFI       7.125
4460485123   ADAMS,THOMAS H              1054 NEPTUNE AVE            CA   92024      SFR        Secondary   C/O REFI       7.75
4461198378   TARWATER II,JAMES R         63 CALAVERA                 CA   92606      PUD        Primary     PURCH          8
4461290423   ROBERTS,MARSHA              101 SARAH DRIVE             CA   94941      SFR        Primary     R/T REFI       7.75
4461337711   ROBINSON,CLINTON W          25400 TIERRA GRANDE DR      CA   93924      SFR        Primary     PURCH          7.75
4461376123   ROSENBERG,JOSH              50 ROSE AVE                 CA   94941      SFR        Primary     PURCH          7.875
4461401855   BISSELL,WILLIAM G           217 VIA EBOLI               CA   92663      PUD        Primary     PURCH          8.25
4461442057   CLAUSEN,CRAIG M             2544 N COURTLAND ST         CA   92867      PUD        Primary     R/T REFI       8
4461448211   WINNEN,GREGORY R            18 OLD COACH RD             CA   94558      PUD        Primary     R/T REFI       8
4461481394   POLOVNEFF,ROBERT G          433 C CORRAL DE TIRRA RD    CA   93908      SFR        Primary     PURCH          7.875
4461485452   BUFFINGTON,GEORGE N         522 SAN LUIS RD             CA   94707      SFR        Primary     R/T REFI       8.125
4461491625   ANAND,BARINDERJ             18132 LAMSON RD             CA   94546      SFR        Primary     PURCH          7.875
4461497135   LANG,LAURIE E               3300 PATRICIA AVENUE        CA   90064      SFR        Primary     PURCH          7.875
4461497275   SAIKAMI,DUANE SAT           17 GLENHAVEN LANE           CA   92720      PUD        Primary     PURCH          7.75
4461515431   MAIER,LYNN M                105 SPINNAKER CT            CA   92014      Condo      Primary     R/T REFI       7.75
4461611966   SOM,RODRICK                 1120 BROADWAY               CA   94002      SFR        Primary     PURCH          7.75
4461632699   KURUMADA,ROBERT             9 FAITH                     CA   92612      PUD        Primary     R/T REFI       7.625
4461635635   HOOKER,JOHN STEV            14218 BOUNTY WAY            CA   92064      PUD        Primary     R/T REFI       8.125
4461649107   BOSSIO,BRUCE R              126- 128 BUCHANAN DR        CA   94965      2-Family   Primary     PURCH          7.875
4461651350   FINCH,MARK DEVI             4722 DIVINE WAY             CA   91941      SFR        Primary     C/O REFI       8.125
4462309719   FERIA,V ALFONSO             306 ANDERSON ST             CA   90266      SFR        Primary     PURCH          7.875
4463798175   WADE,CHARLES E              109 PEARL ST                CA   94965      SFR        Primary     C/O REFI       7.25
4463991317   WITHROW,JAMES W             5160 VIA DANIEL             CA   92686      PUD        Primary     R/T REFI       7.375
4464299389   RUDNICKI,BARBARA J          934 LA MESA TERRACE         CA   94086      Condo      Primary     PURCH          7.625
4464530601   ROSENBERG,DONALD            2691 GRANDOAKS DR           CA   91361      SFR        Primary     PURCH          7.125
4464571902   EVANS,NOEL                  8758 SKYLINE DR             CA   90046      SFR        Primary     C/O REFI       7.375
4464640889   RAMBERG,KENNETH C           1136 TOWER RD               CA   90210      SFR        Primary     PURCH          7.25
4464676370   LAU,KAM YUNG                1088 CRESTBROOK DR          CA   92508      SFR        Primary     PURCH          7.5
4464701962   BILICI,HAMDI                11152 WEMBLEY RD            CA   90720      SFR        Primary     PURCH          7.125
4464704909   HIRAIWA,SHIGEYASU           32024 PACIFICA DR           CA   90275      SFR        Primary     R/T REFI       7.375
4464720004   GUITNER,TIMOTHY L           1954 ARROYO SECO DR         CA   95125      SFR        Primary     PURCH          7.375
4464830282   KIPP,DAVID RAY              816 POMELLO DR              CA   91711      SFR        Primary     R/T REFI       7
4464964099   DEGROOT,MARY M              5209 OCEAN FRONT WALK       CA   90292      Condo      Primary     C/O REFI       7.375
4465804559   SCANLON,KEVIN J             384 S GREENWOOD AVE         CA   91107      SFR        Primary     R/T REFI       7.125
4465861740   BRISTOL,JOHN Q              5 EL CORZO                  CA   92688      PUD        Primary     C/O REFI       7.25
4465964627   WHOOLEY,MARY AQUI           1717 14TH AVE               CA   94122      SFR        Primary     C/O REFI       7.25
4466387265   SCHROEDER JR,ARTHUR H       440 LEMON ST                CA   94025      SFR        Primary     C/O REFI       7.25
4466666387   FILIE,NICHOLAS              108 S EUCALYPTUS DR         CA   92808      SFR        Primary     R/T REFI       7.25
4560941066   BAUMANN III,FRANK A         7090 WILDERNESS CIRCLE      CA   95135      SFR        Primary     PURCH          8.25
4561364524   COOK,ED                     6836 CIRCO DIEGUENO CT      CA   92067      SFR        Primary     C/O REFI       7.75
4561372931   BENTLEY,JOHN M              592 SAND HILL CIRCLE        CA   94025      PUD        Primary     PURCH          7.875
4561374416   COE,PAUL MICH               547 EL RETIRO CT            CA   91301      PUD        Primary     PURCH          7.875
4561404676   SEEGAN,GEORGE W             42 STAGECOACH RD            CA   91307      PUD        Primary     PURCH          8.25
4561411341   CHANG,NAT C                 135 DEVONSHIRE BLVD         CA   94070      SFR        Primary     PURCH          8.25
4561419096   LEUNG,PETER Y               2526 26TH ST                CA   90405      SFR        Primary     R/T REFI       7.875
4561438682   THAETE,HARRY A              1119 F AVENUE               CA   92118      SFR        Primary     R/T REFI       7.5
4561441942   LAI,PRISCILLA               6732 ANDOVER LANE           CA   90045      SFR        Primary     PURCH          7.5
4561442130   FRANK,RONALD F              1541 8TH ST                 CA   90266      SFR        Primary     PURCH          8
4561446339   LUCIA JR,WILLIAM S          24380 SUMMERHILL AVE        CA   94024      SFR        Primary     R/T REFI       7.875
4561473234   JONES,CHARLES A             3271 DRUID LANE             CA   90720      SFR        Primary     PURCH          8
4561496540   LANDBERG,BRIAN              25992 RICH SPRING CIRCLE    CA   92653      PUD        Primary     PURCH          7.75
4561537053   GIDDENS,SCOTT D             1549 IRIS COURT             CA   95125      SFR        Primary     R/T REFI       8
4561606544   TAYLOR III,HENRY G          66 CREST RD                 CA   94930      SFR        Primary     C/O REFI       7.75
4561626013   FALGOUT,ROBERT D            779 NEWBURY ST              CA   94550      SFR        Primary     PURCH          7.5
4561636186   HEALY,JAMES P               4604 RANCHO REPOSO          CA   92014      SFR        Primary     R/T REFI       8.125
4561645740   ALMS,DEAN M                 3166 VIA LARGA              CA   94507      SFR        Primary     PURCH          7.625
4561645880   KEENAN,JOHN B               1820 GEORGETTA DR           CA   95125      SFR        Primary     PURCH          7.625
4561655467   EDMONDSON,PHILIP            8611 BAYONNE DR             CA   92646      SFR        Primary     PURCH          7.875
4561671217   SINGHAL,SHARAD              11 WAKEFIELD CT             CA   94002      SFR        Primary     PURCH          7.875
4562243362   SORIANO,ARTHUR P            2547 SHERBORNE DR           CA   94002      SFR        Primary     C/O REFI       8.125
4562412348   SKINNER,DAVID N             764 NEWPORT CIRCLE          CA   94065      PUD        Primary     PURCH          7.625
4563283250   HOLLAND,ROBERT B            2345 RUE DES CHATEAUX       CA   92008      Condo      Secondary   R/T REFI       7.5
4563906777   BRUCE JR,ROBERT D           10811 W LOYOLA DR           CA   94024      SFR        Primary     C/O REFI       7.25
4564048199   ASPEL,TIMOTHY J             54 PANORAMA                 CA   92679      PUD        Primary     PURCH          7.25
4564064113   WHITE,WILLIAM E             2217 HIGHLAND VISTA DR      CA   91006      SFR        Primary     R/T REFI       7.625
4564394908   UDDBERG,THOMAS              2 MOSS LANDING              CA   92677      PUD        Primary     R/T REFI       7.5
4564401067   RICH,MARK J                 160 SANTA MARGARITA AVE     CA   94025      SFR        Primary     C/O REFI       7.25
4564486126   ROTHMAN M D,BARRY JAY       3210 HUTTON DR              CA   90210      SFR        Primary     C/O REFI       7.375
4564512665   ZEMENICK,LOREN BRE          24110 CONGRESS SPRINGS RD   CA   95070      SFR        Primary     C/O REFI       7.375
4564522417   KUNTZ,ROGER A               30542 VIA LINDOSA           CA   92677      PUD        Primary     PURCH          7.25
4564568105   JUNEAU,JAMES ART            30 ASPEN WAY                CA   90274      Condo      Primary     PURCH          7.5
4564652339   HELM,ROBERT W               797 NORUMBEGA DR            CA   91016      SFR        Primary     C/O REFI       7.25
4564706127   OATMAN,HOMER C              2232 PORT LERWICK PLACE     CA   92660      PUD        Primary     C/O REFI       7.125
4564714535   CRAIGIE,PETER               330 EL CERRITO AVE          CA   94611      SFR        Primary     PURCH          7.375
4564791020   GRIFFIN JR,DONALD F         2188 MANDEVILLE CANYON RD   CA   90049      SFR        Primary     R/T REFI       7.375
4565003847   COONAN,PATRICK              2050 REDWOOD HILL RD        CA   95404      PUD        Primary     R/T REFI       7.25
4565047885   FONG,LEO LI PI              5 CRESTWIND DR              CA   90275      SFR        Primary     C/O REFI       7.375
4565064138   CARANTO,RICARDO C           391 BAY RIDGE DR            CA   94014      SFR        Primary     PURCH          7.125
4565162148   BRYANT,ROBERT J             24 GALLEON ST               CA   90292      SFR        Primary     C/O REFI       7.5
4565169119   ORNELLAS,MARK F             4645 PINE VALLEY CIRCLE     CA   95219      PUD        Primary     R/T REFI       7.125
4565866839   SALTZMAN,BRIAN R            2593 DORTMUND PL            CA   91901      SFR        Primary     C/O REFI       7.25
4565950583   NANAYAKKARA,NALIN A         4151 JAMESON DR             CA   91719      SFR        Primary     R/T REFI       7.125
4566314920   POIRIER,GREGORY             470 18TH ST                 CA   90402      SFR        Primary     PURCH          7.375
4566841443   WOO,RICHARD                 12520 BARLEY HILL RD        CA   94024      SFR        Primary     C/O REFI       7
4603581895   PALLAD,GUS M                5906 E VALENCIA DR          CA   92669      SFR        Primary     C/O REFI       8.125
4660378169   CAPARROS,RUDOLPH S          3641 TURNBERRY CIR          CA   95403      SFR        Primary     PURCH          8.625
4661254740   MEYERS,PATRICK T            1824 PALM AVE               CA   90266      SFR        Primary     PURCH          8.25
4661349185   GRIBBIN,LORRAINE            98-A FREDERICK ST           CA   95062      PUD        Primary     PURCH          8
4661442527   CHIAPPELLI,GLORIELA         10969 COVENTRY PL           CA   90064      SFR        Primary     R/T REFI       8
4661495954   LEVENSTEIN,MARK             4200 HAYVENHURST DRIVE      CA   91436      SFR        Primary     PURCH          8
4661498248   WHITEHEAD,THOMAS R          4438 TOTANA DRIVE           CA   91356      SFR        Primary     PURCH          8
4661530164   KAZARIAN,KRIS               20 STRAWBERRY LANE          CA   90274      SFR        Primary     R/T REFI       7.375
4661536013   LABAHN,DOUGLAS W            1418 NEWPORTER WAY          CA   92660      PUD        Primary     PURCH          7.5
4661539850   DARCEY,HUGH JAME            570 HIGHLAND DR             CA   91011      SFR        Primary     PURCH          7.875
4661600322   EICHENBAUM,RONALD SC        2112 BROADWAY               CA   94010      SFR        Primary     PURCH          7.75
4661601130   MISCHEAUX,LOUIS H           6038 FAIRLANE DR            CA   94611      SFR        Primary     PURCH          7.75
4661605958   SANTORI,KEN                 6005 GRIMES CANYON RD       CA   93021      SFR        Primary     PURCH          7.875
4661621849   FERRIS,BOAK J               385 TERRAINE                CA   90814      SFR        Primary     PURCH          7.5
4661627044   LAUCK,THOMAS W              561 SILVERADO DR            CA   94549      SFR        Primary     C/O REFI       8.125
4661646010   FERRONATO,STEVEN RA         4125 KOYA LANE              CA   95628      SFR        Primary     R/T REFI       7.875
4661654568   WEST,DAVID EUG              107 SIEBE DR                CA   94585      SFR        Primary     R/T REFI       8
4663909002   TRIVES,NATHANIEL            2007 NAVY ST                CA   90405      SFR        Primary     R/T REFI       7.375
4664255025   DAMON,JAMES                 4 MISSION BAY DR            CA   92625      PUD        Primary     C/O REFI       7.375
4664294677   GLOBERMAN,BRIAN DAV         2326 MALCOLM AVE            CA   90064      SFR        Primary     PURCH          7.125
4664393974   CHRISTEN,JOHN PAUL          3716 SACRAMENTO ST          CA   94118      Condo      Primary     PURCH          7.5
4664395458   GERHARDT,WILLIAM T          350 WHITES LANDING          CA   90803      PUD        Primary     PURCH          7.375
4664395763   BONNEY,CHRISTOPH            5641 CAMPO WALK             CA   90803      SFR        Primary     R/T REFI       7.125
4664576875   ROSEN,MICHAEL               6638 OAK FOREST DR          CA   91301      PUD        Primary     C/O REFI       7.375
4664596170   NOYCE,STEWART               557 THE ALAMEDA             CA   94707      SFR        Primary     R/T REFI       7.625
4664714443   CHAN,LEUNG C                111 PEARLGRASS CT           CA   94583      PUD        Primary     PURCH          7.375
4664716372   SISON,APOLLO M              2247 WOODRANCH RD           CA   95131      SFR        Primary     PURCH          7.375
4664721877   BAILEY,ANDREA               78 LARKSTONE CT             CA   94526      PUD        Primary     PURCH          7.25
4664722719   PORTER,BRENT J              5379 BURNSIDE CT            CA   94536      PUD        Primary     PURCH          7.25
4665069227   DE MARIO,WILLIAM M          24543 STONEGATE DR          CA   91304      SFR        Primary     R/T REFI       7.375
4665273480   FLOSS,A RANDY               15470 VANTAGE POINT         CA   96001      SFR        Primary     PURCH          7.25
4665857217   WELTON,RICHARD D            63156 REGATTA VISTA LANE    CA   93634      PUD        Secondary   R/T REFI       7.375
4665864023   BIDINGER,JAMES L            6150 E CLIFFWAY DR          CA   92869      PUD        Primary     PURCH          7.125
4665930881   WESTLAND,BILL               309 SEVENTH ST              CA   92648      SFR        Primary     PURCH          7.125
4761372301   KRUGER,JAMES E              3111 VAL VERDE AVE          CA   90808      SFR        Primary     PURCH          8.125
4761443862   HERNANDEZ,DENNIS F          6454 NANCY ST               CA   90045      SFR        Primary     PURCH          7.875
4761484858   ATENDIDO,BERNARD V          806 CORRIENTE POINTE DR     CA   94065      PUD        Primary     R/T REFI       8
4761497827   DAVIDSON,MARK               12541 CASCADE CANYON DR     CA   91344      PUD        Primary     PURCH          8
4761528753   JACQUES,CHRISTOPH           1235 VISTA GRANDE           CA   94030      SFR        Primary     PURCH          7.5
4761536855   TURNER,MARK                 2916 LAUREL AVE             CA   90266      SFR        Primary     C/O REFI       7.75
4761607037   SILVERMAN,STUART A          10471 STRAND TERRACE        CA   92705      PUD        Primary     PURCH          7.75
4761632761   HALE,DUKE T                 4 CANTILENA                 CA   92673      PUD        Primary     PURCH          7.875
4761633579   KAYS,BRADLEY W              18 SAND OAKS RD             CA   92677      PUD        Primary     PURCH          7.875
4761674086   DUDE TRUSTEE,JEFFREY M      432 THATCHER LANE           CA   94404      PUD        Primary     R/T REFI       7.5
4761693193   DOMICH,RICHARD D            2567 SAINT LAWRENCE DR      CA   95124      SFR        Primary     PURCH          8.125
4763906288   MANSHEIM,JAMES E            955 LEVIN AVE               CA   94040      SFR        Primary     R/T REFI       7.375
4764205177   PEARSON,ERNEST J            5621 HIGHLAND ROAD          CA   94588      SFR        Primary     R/T REFI       7.5
4764256840   MORISHITA,WILSON S          348 BLYTHE RD               CA   91011      SFR        Primary     R/T REFI       7.25
4764297216   BERGAMO,CAROLYN E           1325 TRINITY DR             CA   94025      PUD        Primary     R/T REFI       7.5
4764398618   BULLOCK,CONNIE J            823 H AVE                   CA   92118      SFR        Primary     PURCH          7.25
4764403293   KELLEHER,MATTHEW D          25000 OUTLOOK DR            CA   93923      SFR        Primary     R/T REFI       7.25
4764528198   OAKES,DAVID D               149 GREENOAKS DR            CA   94027      SFR        Primary     C/O REFI       7.25
4764703205   LERNER,DANNY                4627 MARY ELLEN AVE         CA   91423      SFR        Primary     R/T REFI       7.25
4764716454   SHAFFER,TODD                896 MANOR WAY               CA   94024      SFR        Primary     PURCH          7.125
4764717916   MELNICK,PHILIP              2545 GALWAY PL              CA   94080      SFR        Primary     PURCH          7.5
4765007721   BARBATO,MICHAEL W           320 31ST ST                 CA   90266      SFR        Primary     R/T REFI       7.5
4765041266   ROBINSON,EDWARD A           35686 RUNCKEL LANE          CA   94536      SFR        Primary     R/T REFI       7.875
4765045630   MAJD,KAMYAR                 5868 ZUMIREZ DR             CA   90265      SFR        Primary     R/T REFI       7.375
4765272309   DANEMAN,ALEX                104 JAMAICA ST              CA   94920      SFR        Primary     R/T REFI       7.125
4765287174   GRIFFIN JR,TED POWER        30462 ABINGTON COURT        CA   92677      SFR        Primary     R/T REFI       7.25
4765755220   COLEMAN,JOSEPH A            70 SIOUX WAY                CA   94028      SFR        Primary     R/T REFI       7.125
4765759735   COLLINS,DENNIS AR           432 GOLDEN GATE AVE         CA   94920      SFR        Primary     R/T REFI       7.125
4765854668   PARK,MICHAEL                3029 WINDMILL ROAD          CA   90505      SFR        Primary     R/T REFI       7.25
4765883832   IANTOSCA,ROBERT P           6400 BENNETT VALLEY RD      CA   95404      SFR        Primary     R/T REFI       7.125
4765950128   FARLEY,MICHAEL K            366 HIGH DR                 CA   92651      SFR        Primary     R/T REFI       7.125
4766389094   LAM,DUC K                   4251 RUBY AVE               CA   95135      SFR        Primary     PURCH          7.125
4766433488   LIPSMAN,JEFFREY B           15325 MULHOLLAND DR         CA   90077      SFR        Primary     R/T REFI       7.125
4803512872   ESCUDERO,PAUL D             11471 CYPRESS CANYON PARK   CA   92131      PUD        Primary     PURCH          7.75
4861222174   WONG AS TRUSTEE,DANIEL TA   18866 ALLENDALE AVE         CA   95070      SFR        Primary     R/T REFI       7.875
4861227215   SANDERSON,JEFFREY A         1 BOBBY JONES LANE          CA   92679      PUD        Primary     PURCH          7.875
4861379297   MILLER,CLIVE T              19260 PACIFIC COAST HWY     CA   90265      SFR        Primary     PURCH          7.875
4861456913   GORTON,RICK A               3528 HUGO ST                CA   92106      SFR        Primary     PURCH          8.125
4861459032   BRAMWELL,RICHARD            17833 JOYAS CT              CA   92064      PUD        Primary     PURCH          8
4861499210   LESLIE,MICHAEL R            13759 BAYLISS ROAD          CA   90049      SFR        Primary     PURCH          7.75
4861613398   PARK,MICHAEL I              370 PESCADERO TERR          CA   94086      PUD        Primary     R/T REFI       7.625
4861645168   PEREIRA,ALEX                9 WILLOW LANE               CA   94002      SFR        Primary     PURCH          7.75
4861671396   HANE,WAYNE                  5289 VICENZA WAY            CA   95138      PUD        Primary     PURCH          7.875
4863522910   MESSERLI,STEVEN L           41 SANTA LUCIA              CA   92629      PUD        Primary     R/T REFI       7.125
4864063344   COULTER,IAN D               251 MONTE GRIGIO DR         CA   90272      SFR        Primary     R/T REFI       7.25
4864235371   ZHAO,HONG QIAN              1635 TUPOLO DR              CA   95124      SFR        Primary     PURCH          7.25
4864253705   CULACIATI,CRAIG             6461 NEWBURY DR             CA   92647      SFR        Primary     PURCH          7.125
4864405958   PATEL,NARESH C              2468 39TH AVE               CA   94116      SFR        Primary     R/T REFI       7.125
4864516457   NEWTON,JERRY L              2655 FRASER WAY             CA   93923      SFR        Primary     PURCH          7.25
4864639085   MASON,MICHAEL J             26064 CHARING CROSS RD      CA   91355      PUD        Primary     PURCH          7.25
4864707932   KREIG JR,THOMAS E           1751 9TH ST                 CA   90266      SFR        Primary     PURCH          7.25
4864713450   VANDEREYKEN,LOIC            3330 WAVERLEY ST            CA   94306      SFR        Primary     R/T REFI       7.375
4864714094   DEL SANTO,MICHAEL V         1830 CARLISLE DR            CA   91108      SFR        Primary     PURCH          7.25
4864715109   FOUST,MARY                  111 CENTRAL AVE             CA   94965      SFR        Primary     PURCH          7.25
4864829272   GYLYS,VYTAS T               212 E BELL CANYON RD        CA   91307      PUD        Primary     PURCH          7.25
4864893583   LUHRS,JOHN H                38160 MARACAIBO CIRCLE E.   CA   92264      PUD        Secondary   PURCH          7.25
4865328860   DOOLEY,SHAWN EDG            4056 ST. JAMES PL           CA   92103      SFR        Primary     R/T REFI       7.375
4865851499   SAMMAN,MUHAMED S            19547 VINTAGE ST            CA   91324      SFR        Primary     PURCH          7.25
4866135785   NYE,MATTHEW                 412 7TH ST                  CA   92648      SFR        Primary     R/T REFI       7.125
4866506779   KELLEHER,JOHN H             351 SALTA VERDE POINT       CA   90803      PUD        Primary     PURCH          7.125
4961218973   NICHOLS,SUSAN C             1874 IDLEWOOD ROAD          CA   91202      SFR        Primary     PURCH          7.5
4961309079   ALAVI,S FRUHAR              819 SEAL POINTE DRIVE       CA   94065      PUD        Primary     R/T REFI       7.875
4961386523   HODGKINSON,ALAN ROY         21 WARFORD TERRACE          CA   94563      SFR        Primary     R/T REFI       7.875
4961395912   HAAS,BEVERLY                5 SEA COLONY DR             CA   90405      Condo      Primary     PURCH          7.875
4961414234   GALLIE,SUZANNE L            1020 LUCKY AVE              CA   94025      SFR        Primary     PURCH          8.125
4961442086   BLAND,BRIAN R               2428 HILL ST                CA   90405      SFR        Primary     PURCH          7.875
4961443548   ZIMMERMAN,GARY L            121 LIGHTHOUSE MALL         CA   90292      SFR        Primary     PURCH          8.125
4961494566   MORIARTY,STEPHEN M          921 FLEETWOOD DR            CA   94402      SFR        Primary     PURCH          7.5
4961496975   OHLIG,ALBERT H              305 MORNING STAR LANE       CA   92660      PUD        Primary     PURCH          7.75
4961537653   CUNNINGHAM,MIKE F           1515 PRINCESS DR            CA   91207      SFR        Primary     C/O REFI       7.75
4961606045   BERRY,THOMAS H              1285 VIA LATINA DR          CA   93010      SFR        Primary     PURCH          7.5
4961606359   STARR,HOMER DWI             880 ACALANES RD             CA   94549      SFR        Primary     R/T REFI       7.625
4961618792   POLINI,BILL                 20 MANDALAY                 CA   92677      PUD        Primary     PURCH          7.625
4961628239   NANNIZZI,ROBERT BR          197 OLDCASTLE LANE          CA   94502      PUD        Primary     PURCH          7.75
4961649136   SHRAY,STEVEN L              3 DOVER CT                  CA   94070      SFR        Primary     R/T REFI       8.125
4963079423   TAJIRIAN,SONIA              665 SPRUCE ST               CA   94707      SFR        Primary     PURCH          7.125
4963082823   BARRY,KEVIN                 1921 8TH AVE                CA   94116      SFR        Primary     R/T REFI       7.125
4963685807   NAIRIN,JEFFREY S            24841 CALLE CEDRO           CA   91302      PUD        Primary     PURCH          7.25
4963908993   LAUFER,BERNARD M            943 24TH ST                 CA   90403      SFR        Primary     R/T REFI       7.5
4963992807   MCDANIEL,MICHAEL            31713 SEACLIFF DR           CA   92677      SFR        Primary     R/T REFI       7.375
4964049151   FALZALORE,RICHARD F         26686 WARWICK CT            CA   92630      PUD        Primary     R/T REFI       7.125
4964137139   GRAHAM,DAVID E              9 BLACKHAWK                 CA   92679      PUD        Primary     PURCH          7.375
4964196903   SIDRAK MD,RAFIK M           19573 MAYFIELD CIRCLE       CA   92648      PUD        Primary     PURCH          7.25
4964570339   CHRISTENSON,DAVID H         9 ALTEZZA DR                CA   92692      PUD        Primary     C/O REFI       7.5
4964638839   DIER,RONALD L               2285 TEMPLE HILLS DR        CA   92651      SFR        Primary     PURCH          7.125
4964699096   WEST,STEVE L                33741 BRANDON LANE          CA   92675      PUD        Primary     R/T REFI       7.375
4964703021   SADOFF,HAL                  1546 CALMAR CT              CA   90024      SFR        Primary     R/T REFI       7.125
4964823670   COOPER,JOHN O               21630 MEDINA ESTATES DR     CA   91364      SFR        Primary     PURCH          7.5
4964895629   PARKER,DONALD C             79065 COYOTE CREEK          CA   92253      PUD        Primary     PURCH          7.375
4964905659   GALL,DAVID L                1583 PEACOCK AVE            CA   94087      SFR        Primary     PURCH          7.5
4964984696   TILTON,CARRIE SH            2159 LA MESA DR             CA   90402      SFR        Primary     PURCH          7.25
4965068457   GERMAIN,GARY R              6311 PACEMONT DR            CA   92648      SFR        Primary     PURCH          7.25
4965938907   BRASK,DENNIS                31671 MAR VISTA AVE         CA   92651      SFR        Primary     C/O REFI       7.125
4966432660   LAOS,ARTHUR P               3282 CORTESE DR             CA   90720      SFR        Primary     R/T REFI       7.375
5000065481   ARRE,ROCCO P                2421 MOUNTAIN AVE           CA   91214      SFR        Primary     C/O REFI       7.125
5000067669   MORI,STEPHEN                3756 GREGGORY WAY           CA   93105      Condo      Primary     PURCH          7.125
5000085174   BUTTERWORTH III,WILLIAM H   5043 WILDBERRY LANE         CA   95073      SFR        Primary     C/O REFI       7.25
5000094085   GRICHUHIN,LEE D             11461 HUNTINGTON VILLAGE    CA   95670      PUD        Primary     PURCH          7.25
5000097419   WILLIAMS,JOHN A             2249 BROADWAY               CA   94115      SFR        Primary     R/T REFI       7.125
5000099183   KAPLAN,BRIAN H              1060 MC GREGOR WAY          CA   94306      SFR        Primary     R/T REFI       7.125
5000099258   AMANT,DAVID LEE             1528 ALTAMONT AVE           CA   95125      SFR        Primary     C/O REFI       7.125
5000099589   KIM,MARK MIN                1942 LOS ALTOS DR           CA   94402      SFR        Primary     PURCH          7.125
5000100528   PERISHO,JAMES C             16101 S KENNEDY ROAD        CA   95030      SFR        Primary     R/T REFI       7
5000107994   MILLINICH,ROBERT M          904 KIRKCREST ROAD          CA   94507      SFR        Secondary   R/T REFI       7.25
5000119635   HUMBERT,CHARLES M           2928 LINDEN AVE             CA   94710      SFR        Primary     PURCH          7.125
5000155746   RIVERA,HECTOR               2840 EIDER ST               CA   91750      PUD        Primary     PURCH          7.25
5000157098   EFFICACE,MAURO              2116 ROCKEFELLER LANE       CA   90278      Condo      Primary     PURCH          7.25
5000162718   GORDON,STEPHEN E            5629 E SORRENTO DR          CA   90803      SFR        Primary     C/O REFI       7.25
5000163195   KLISTOFF,MIKE               16935 EDGEWATER LANE        CA   92649      SFR        Primary     PURCH          7.125
5000176486   SWARTZ,AUBREY               166 GREAT CIRCLE DR         CA   94941      SFR        Primary     R/T REFI       7.125
5000178953   CARTER,GEOFFREY             850 SALT LAKE DR            CA   95133      SFR        Primary     C/O REFI       7.25
5000179050   IVERSON,LEIGH I G           2718 SANTA LUCIA AVE        CA   93923      SFR        Secondary   R/T REFI       7.125
5000189547   MCKINLEY,WILLIAM R          1734 DEL VALLE AVE          CA   91208      SFR        Primary     C/O REFI       7.125
5000215417   PINCHASI,EDDIE              1100 BENEDICT CANYON        CA   90210      SFR        Primary     C/O REFI       7.125
5000218031   HOFFMAN,DAVID G             1188 NORIA ST               CA   92651      SFR        Primary     R/T REFI       7.375
5000219500   READ,JEFFREY M              5 CASTAWAYS NORTH           CA   92660      PUD        Primary     PURCH          7.125
5000221431   MUNCHERIAN,JACK             15 ANACAPA                  CA   90274      PUD        Primary     PURCH          7
5000224765   SCHWARTZ,JOEL STAN          11553 DONA CECILIA DR       CA   91604      SFR        Primary     C/O REFI       7.125
5000224856   RICHEY,LINDA A              20460 VIA LINARES           CA   92887      PUD        Primary     R/T REFI       7.125
5000227263   DUNCAN,DOUGLAS B            1170 LA VISTA RD            CA   93110      SFR        Primary     C/O REFI       7
5000231596   TOLLESON,STEVEN             62 AARON DR                 CA   94949      SFR        Primary     R/T REFI       7.25
5000235449   FITZMORRIS,THOMAS K         3607 ROSS ROAD              CA   94303      SFR        Primary     C/O REFI       7.125
5000236389   MAENNLE,ABRAHAM C           2017 MONROE AVE             CA   94002      SFR        Primary     PURCH          7.375
5000240282   JARRATT,JAMES D             535 CURIE DR                CA   95123      SFR        Primary     PURCH          7.25
5000242320   SILVESTRE,JULIAN G          183 WESTHILL DR             CA   95032      SFR        Primary     C/O REFI       7.375
5000245679   AAROE,JAMES                 47 ENOS DRIVE               CA   93908      SFR        Primary     R/T REFI       7.25
5000246628   RUBINO,SPENCER              1025 CAROLYN AVE            CA   95125      SFR        Primary     PURCH          7.25
5000261627   HENNEY,JAMES                6311 HEATHER DR             CA   90068      SFR        Primary     PURCH          7.5
5000269109   SLOMAN,GARY G               6280 VINE HILL ROAD         CA   95472      SFR        Primary     PURCH          7.125
5000269265   HWANG,RONALD TZ             45 WARMWOOD WAY             CA   94010      SFR        Primary     R/T REFI       7
5000273499   BOGGS,WILLIAM H             3738 - 3740 SCOTT ST        CA   94123      2-Family   Primary     R/T REFI       7.25
5000279652   VERBITS,DAVID J             704 KING LANE               CA   94404      PUD        Primary     C/O REFI       7.25
5000283910   FOSTER,BRUCE C              37 INVERNESS DR             CA   94901      SFR        Primary     R/T REFI       7.125
5000286822   VAN LEER,ROBERT W           1738 DORRANCE DR            CA   95125      SFR        Primary     PURCH          7.125
5000286855   PADILLA,ADOLFO              440 SAUTNER DR              CA   95123      SFR        Primary     PURCH          7.5
5000311273   ALLEN,EDWARD                27031 DE BERRY DR           CA   91301      SFR        Primary     PURCH          7.25
5000311620   HEGLAR,LARRY W              16321 CONTENT CIRCLE        CA   92649      PUD        Primary     C/O REFI       7.125
5000390012   ERMAN,JILL B                9770 SAN CIRCLE             CA   90210      SFR        Primary     R/T REFI       7.125
5000396159   WEBSTER,DAWN DARL           3082 PRIMROSE AVE           CA   92821      SFR        Primary     PURCH          7.125
5000400282   LINDEN,JED                  1330 8TH AVE                CA   94122      SFR        Primary     R/T REFI       7.125
5000400647   KOMOR,PETER E               66 HEATHER LANE             CA   94563      SFR        Primary     C/O REFI       7
5000401157   SALISBURY,JAMES H           522 SELKIRK RANCH ROAD      CA   95222      SFR        Secondary   R/T REFI       7.125
5000404540   ROSENTHAL,DAVID B           2776 HILGARD AVE            CA   94709      SFR        Primary     C/O REFI       7.5
5000405570   CANEDO,ROBERT W             11 ALHAMBRA CT              CA   94949      PUD        Primary     PURCH          7.25
5000407360   TRUOG,MICHAEL               161 ANNE WAY                CA   95032      SFR        Primary     PURCH          7.125
5000407857   LIN,MICHAEL H               28405 CHRISTOPHER'S LANE    CA   94022      SFR        Primary     R/T REFI       7.125
5000409754   RAY,STEVE R                 921 MORAGA CT               CA   94303      SFR        Primary     R/T REFI       7.25
5000410703   HEYWARD,LOUIS M             30071 ANDROMEDA LANE        CA   90265      SFR        Primary     C/O REFI       7
5000410786   WHITMAN,DAVID B             2050 263RD ST               CA   90717      SFR        Primary     R/T REFI       7.125
5000411289   HIGGINBOTHAM,ROBERT W       991 TULARE ST               CA   93449      SFR        Primary     R/T REFI       7.375
5000411701   BRAY,TIM                    19505 HINSDALE AVE          CA   90503      SFR        Primary     R/T REFI       7.125
5000411883   CHAVEZ,ROBERT JO            229 REES ST                 CA   90293      SFR        Primary     R/T REFI       7.125
5000414630   PROPER,BRIAN                4138 CAMBRIDGE RD           CA   91011      SFR        Primary     R/T REFI       7
5000414796   BLUMENTHAL,DANIEL J         3892 NATHAN RD              CA   93110      PUD        Primary     R/T REFI       7.125
5000416916   GRABB,ALBERT                2712 PASEO DEL MAR          CA   90274      SFR        Primary     R/T REFI       7
5000423425   SPRIGG,STEPHEN A            12124 TRAVERTINE CT         CA   92064      SFR        Primary     R/T REFI       7.125
5000425180   MAGRE,EUGENE J              7014 LA VALLE PLATEADA      CA   92067      PUD        Primary     R/T REFI       7.125
5000426949   LINDBERG,PAUL MICH          3258 LOWER RIDGE RD         CA   92130      PUD        Primary     PURCH          7.125
5000426972   LI,ALBERT                   23285 PALM AVE              CA   92313      SFR        Primary     R/T REFI       7.25
5000429604   COBURN,ROBERT B             1633 NAUTILUS ST            CA   92037      SFR        Primary     R/T REFI       7.25
5000539147   YOON,SUNG H                 3224 LEDGEWOOD DR           CA   90068      SFR        Primary     R/T REFI       7.125
5000566801   O'HANLAN,KATHERINE          40 BUCKEYE                  CA   94028      PUD        Primary     R/T REFI       7.125
5000578657   ELLIS,LESLIE M              25989 COLT LANE             CA   93924      SFR        Primary     PURCH          7.125
5000583608   HESSEL,JOHN D               4 PORTOLA GREEN CIRC        CA   94028      SFR        Primary     C/O REFI       7
5000583988   CHANG,KEVIN                 3130 SHELTER COVE PL        CA   95616      PUD        Primary     R/T REFI       7.25
5000591049   STERN,RICHARD               10650 MCBROOM ST            CA   91040      SFR        Primary     R/T REFI       7.25
5000592120   SEGLINS,ANDREW C            527 S GERTRUDA AVE          CA   90277      SFR        Primary     PURCH          7.125
5000592898   ERWIN,STUART P              6727 LAS COLINAS            CA   92067      PUD        Primary     R/T REFI       7.125
5000594159   RODRIGUEZ,STEVEN J          2544 COBBLECREEK CT         CA   91362      SFR        Primary     R/T REFI       7.125
5000594795   HSU,BING                    1075 HOLIDAY DR             CA   91791      SFR        Primary     PURCH          7
5000595420   WARD,PETER F                8685 LOOKOUT MOUNTAIN AVE   CA   90046      SFR        Primary     PURCH          7.125
5000596626   BEROUD,ARON N               217 39TH ST                 CA   90266      SFR        Primary     C/O REFI       7.25
5000598531   DUGAN,DENNIS BA             889 TOULON DR               CA   90272      SFR        Primary     R/T REFI       7.25
5000599539   MONROE,SCOTT C              4322 WOODLEIGH LANE         CA   91011      SFR        Primary     PURCH          7.125
5000599679   BENDER,HOWARD M             9767 BABBITT AVE            CA   91325      SFR        Primary     R/T REFI       7.25
5000617653   KHALKHALI,FARZIN            282 TRINO WAY               CA   90272      SFR        Primary     PURCH          7.25
5000618230   TASIC,MICHAEL               4326 COMMONWEALTH AVE       CA   91011      SFR        Primary     R/T REFI       7.5
5000619253   BEHAR,ANDREW                1105 N SIGNAL ST            CA   93023      SFR        Primary     PURCH          7.25
5000688316   ROBERTSON,ROBIN             345 NEPTUNE AVE             CA   92024      SFR        Primary     PURCH          7.125
5000689868   EPSTEIN,MARK D              845 ROSEMOUNT RD            CA   94610      PUD        Primary     PURCH          7.125
5000727700   ALVARADO,MIGUEL             36029 ADOBE DR              CA   94536      SFR        Primary     PURCH          7.375
5000758838   BARSI,RALPH M               1263 LERIDA WAY             CA   94044      SFR        Primary     R/T REFI       7.125
5000837533   MORRICE,LISA                1335 CORAL DR               CA   92651      SFR        Primary     PURCH          7.25
5000837988   LIU,NAM DAR                 2432 CHELSEA RD             CA   90274      SFR        Primary     PURCH          7.125
5000838986   HALE,LEAVERNE               130 COSTA BRAVA             CA   92677      Condo      Primary     C/O REFI       7.125
5000842764   GARAY,ALON A                6028 BEAUMONT AVE           CA   92037      SFR        Primary     R/T REFI       7.375
5000843937   HUSS,MARVIN A               2467 AVENIDA DE LA PLAYA    CA   92037      SFR        Primary     R/T REFI       7
5000845627   DREVLOW,ROBERT R            5 VENETO                    CA   92658      PUD        Primary     PURCH          7
5000846229   TINSLEY,PAUL T              34 SALINAS                  CA   92610      PUD        Primary     C/O REFI       7.125
5000946193   DAUM,GEORGE CU              32 KENT CT                  CA   94556      SFR        Primary     PURCH          7.25
6000421765   YORK,PAMELA                 263 RHEEM BLVD              CA   94556      SFR        Primary     PURCH          7.75
6015009605   TRADE,DAVID M               8254 BEVERLY DR             CA   91775      SFR        Primary     PURCH          8.125
6016947639   SAVKAR,SATISH               4019 HUMMINGBIRD WAY        CA   94517      SFR        Primary     PURCH          7.75
6062749731   YOUNG,SHEILA                3007 LONGVIEW DR            CA   94066      SFR        Primary     PURCH          7.75
6065052752   HUBERT,BRUCE EDW            2 SALVO                     CA   92606      PUD        Primary     R/T REFI       7.125
6071367053   EGOIAN,CRAIG                166 DEVON AVE               CA   94523      SFR        Primary     PURCH          8
6105639907   HOOVER,BRIAN                26671 CADENAS               CA   92691      SFR        Primary     PURCH          7.125
6128981369   DOUGHERTY,RENEE K           310 CHERRY DR               CA   91105      SFR        Primary     PURCH          7.875
6133874278   HARRIS III,PHILIP           2533 ROLLING HILLS CT       CA   94507      SFR        Primary     C/O REFI       7.25
6187212045   AVALUR,OMILA K              4968 RUE BORDEAUX           CA   95136      SFR        Primary     PURCH          8.125
6285642267   WU,SHAW                     246 2ND ST                  CA   94105      Condo      Primary     PURCH          8
6300580310   ALEXANDER,MELANIE A         3529 JENNINGS ST            CA   92106      SFR        Primary     PURCH          7.75
6308469185   HUGHES,MICHAEL B            1520 RANCHO VIEW DR         CA   94549      SFR        Primary     PURCH          7.125
6320873026   ALLEN,BARRY R               632 JULPUN LOOP             CA   94517      PUD        Primary     PURCH          8.125
6327521917   NEUNZIG,BRIAN D             2198 CHATEAU CT             CA   95404      SFR        Primary     PURCH          8.5
6338312322   LOU,LEWIS K                 651 ORCHID DR               CA   94080      PUD        Primary     PURCH          7.75
6354445170   CHAN,JIN F                  146 REGENCY DR              CA   94517      SFR        Primary     PURCH          8
6355980407   SORGI,FRANCO                12510 W SUNSET BLVD         CA   90049      SFR        Primary     C/O REFI       7.25
6363339844   LUCAS,ROBERT                3119 PONTIAC ST             CA   91214      SFR        Primary     R/T REFI       7.125
6384791411   MCHALE,ROBERT MI            5783 OWL HILL AVE           CA   95409      SFR        Primary     C/O REFI       7.75
6389420305   ZHANG,JUN                   2313 ROCKY POINT CT         CA   94579      PUD        Primary     PURCH          8.25
6421214880   MEYER,PHILIP                104 BRYAN DR                CA   94945      SFR        Primary     R/T REFI       7.5
6421471811   FERNANDEZ,WAYNE P           10095 FOOTHILL AVE          CA   95020      SFR        Primary     PURCH          7.125
6423173845   COLON,LAMBERTO              9535 GALLATIN ROAD          CA   90240      SFR        Primary     PURCH          7.125
6438871094   ROTER,ROBERT                28103 RIDGETHORNE CT        CA   90275      Condo      Primary     PURCH          7.125
6440120175   MARSHALL,RONALD E           50-085 MOUNTAIN SHADOWS R   CA   92253      PUD        Secondary   PURCH          7.25
6493084443   EUSEBIO,WILFREDO            20124 BADER CIRCLE          CA   90703      SFR        Primary     C/O REFI       7.125
6501425737   GRIGORIADIS,IRENE           850 E OCEAN BLVD 1209       CA   90802      Condo      Primary     PURCH          7.125
6508519276   BAKER,KEVIN                 2520 LUNADA LANE            CA   94507      SFR        Primary     R/T REFI       7.125
6514913380   VACCARO,JAMES A             1127 SHATTUCK AVE           CA   94707      SFR        Primary     C/O REFI       7.125
6517764699   SHUMWAY,ALLEN L             4864 BLANK ROAD             CA   95472      SFR        Primary     R/T REFI       7.125
6521099322   STEBBINS,MICHAEL K          450 ESTRELLA DRIVE          CA   95066      SFR        Primary     PURCH          7.125
6551741769   REGINA,JOANN M              2350 ORCHARD VIEW LANE      CA   92027      PUD        Primary     PURCH          8.5
6578743152   KAUPP,MICHAEL W             322 W AVENIDA VALENCIA      CA   92672      SFR        Primary     R/T REFI       7.25
6649471452   JAKOBI,JESSICA              160 MEADOWCROFT DR          CA   94960      SFR        Primary     R/T REFI       7.25
6678767531   ALUMBAUGH,MICHAEL D         3957 ROYAL TROON DR         CA   95762      PUD        Primary     PURCH          8
6692462747   RODRIGUEZ,SERGIO            650 GREENLAKE DR            CA   94089      SFR        Primary     PURCH          7.25
6720252458   GILLHAM,BRUCE D             2360 DEER OAKS DR           CA   95672      PUD        Primary     PURCH          8
6728682888   MAES,DANIEL W               2404 DEHESA RD              CA   92019      SFR        Primary     PURCH          7.375
6781799009   TAMKUN,DAVID M              41 JUANITA WAY              CA   94127      SFR        Primary     PURCH          7.875
6784994623   HAROONI,HOMAYUN M           30703 CANTERBURY CT         CA   94587      SFR        Primary     PURCH          7.875
6794867751   FEICHTINGER,MARIE-ANT       7235 KENTWOOD AVE           CA   90045      SFR        Primary     R/T REFI       7
6805213755   JOINER,DAVID M              13 FAIRWAY LANE             CA   94566      PUD        Primary     PURCH          7.125
6815912446   TODD,BARBARA J              1581 FERNSIDE ST            CA   94061      SFR        Primary     C/O REFI       8
6818069822   KESSLER,JON A               3126 SCOTT ST               CA   94123      Condo      Primary     PURCH          7.625
6818486000   ZEIDAN,FRANK                1468 RANCHO VIEW DR         CA   94549      SFR        Primary     R/T REFI       7
6840998618   JOHNSON,JAMES P             258 CLAUDIA CT              CA   94556      SFR        Primary     R/T REFI       7.75
6848421498   BERL,NEIL E                 2531 EL AMIGO ROAD          CA   92014      SFR        Primary     C/O REFI       7.125
6862843429   EMBERNATE JR,FRANK          4398 RANCHERO DR            CA   95073      SFR        Primary     PURCH          7.75
6874673814   BOLKIN,BRUCE I              321 SWARTHMORE AVE          CA   90272      SFR        Primary     R/T REFI       7.25
6879015367   INFANTE,OMAR                1295 PELLIER DR             CA   95121      SFR        Primary     PURCH          7.25
6886027363   JOHNSON,MEREDITH            191 STONEBROOK ST           CA   93065      PUD        Primary     R/T REFI       7.125
6897781792   MUHL,MICHAEL A              195 JUANITA WAY             CA   94127      SFR        Primary     C/O REFI       7.25
6938707780   MITCHELL,RICHARD F          25012 FOOTPATH LANE         CA   92677      PUD        Primary     PURCH          7.875
6949634734   ORTIZ,DAVID L               340 S 12TH ST               CA   95112      SFR        Primary     PURCH          7.25
6951253985   WHITEHEAD,MATSON HA         3815 CALLE DE LAS FOCAS     CA   92672      PUD        Primary     C/O REFI       7.125
6959251866   CLARK,WILLIAM D             1542 OAK AVE                CA   92008      SFR        Primary     PURCH          7.125
6998537382   SANCHEZ,JOSE ANTO           2591 CIRCLE DR              CA   92660      PUD        Primary     PURCH          7.125

BANK OF AMERICA BOAMS 2001-04            GROUP 2
MORTGAGE LOAN SCHEDULE - 3/29/01 (cont'd)

   LOAN                  FIRST    MATURITY     MONTHLY  ORIG   ORIG.               CURR     SCHEDULED
  NUMBER     ORIG BAL  PAY DATE     DATE       P AND I  TERM    LTV    APPRAISAL    LTV        UPB              PMI COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
   4325312    319300   19950701   20250601     2398.8   360   80        399,500   74.59     297,719.99
   4636114    325000   19950501   20250401    2416.16   360   86.67     375,000   81.55     305,825.98   REPUBLIC
   5118872    284800   19950501   20250401    2119.86   360   80        356,000   75.44     268,550.54
   5127048    345600   19950901   20250801    2657.37   360   86.18     401,000   81.73     327,727.47   Commonwealth Assurance In
   5138516    444000   19950501   20250401    3286.91   360   80        555,000   75.03     416,396.19
   5239066    359850   19950901   20250801    2703.44   360   89.99     400,000   85.12     340,389.66   GE
   5267539    363300   19951001   20250901    2729.36   360   89.99     404,000   85.21     343,979.10   GE
   5325683    349600   19951001   20250901    2626.43   360   80        437,000   75.72     330,908.30
   5347331    285000   19950901   20250801     2191.4   360   79.17     360,000   71.28     256,594.25
   6202790    316900   19950701   20250601    2380.76   360   79.99     397,000   75.02     297,208.88
   6203863    280000   19950801   20250701     2128.2   360   80        350,000   74.93     262,252.68
   6212823    436000   19950801   20250701    3237.29   360   80        545,000   75.5      411,472.86
   6249114    372000   19950801   20250701    2762.09   360   62        600,000   58.51     351,073.26
   6285415    488000   19950801   20250701    3709.15   360   75.08     650,000   69.31     450,492.62
   6285696    304000   19950801   20250701    2258.38   360   80        380,000   74.31     282,388.70
   6285803    304000   19950801   20250701    2257.19   360   80        380,000   75.44     286,686.03
   6314264    352000   19950901   20250801    2613.59   360   80        440,000   75.44     331,938.19
   6318943    285600   19950901   20250801    2170.77   360   80        357,000   66.16     236,208.03
   6321988    304000   19950801   20250701    2257.19   360   80        385,000   71.76     272,680.53
   6331490    294500   19950901   20250801    2238.41   360   79.59     370,000   75.06     277,709.25
   6572515    450000   19950901   20250801     3380.7   360   76.27     590,000   68.59     404,707.53
   6656748    500000   19950901   20250801    3712.49   360   79.37     660,000   74.98     472,386.43
  10265198    333560   19961001   20260901    2389.66   360   80        420,000   76.37     318,406.68
  10270965    337500   19970101   20261201    2417.89   360   75.84     445,000   72.62     323,166.29
  10299751    544000   19970101   20261201    3897.28   360   80        680,000   76.6      520,896.15
  10320873    310000   19960801   20260701    2328.93   360   62.48     514,000   58.57     290,618.38
  10362126    340000   19961001   20260901    2584.25   360   80        425,000   69.54     295,563.92
  10362151    386250   19961201   20261101    3004.21   360   75        515,000   72.14     371,514.49
  10365508    280800   19961201   20261101    1987.48   360   75.89     370,000   71.74     265,450.50   GE
  10370536    303000   19961101   20261001    2303.02   360   81.89     370,000   77.9      288,216.98   GE
  10387170    502400   19961101   20261001    3774.36   360   80        628,000   75.58     474,614.90
  10388311    308000   19961101   20261001    2259.99   360   80        385,000   67.86     261,257.19
  10389083    280000   19961201   20261101    2054.54   360   48.28     580,000   46.27     268,369.20
  10389822    344000   19961101   20261001    2554.19   360   80        430,000   56.06     241,065.75
  10391100    286000   19961201   20261101    2123.54   360   80        357,500   74.32     265,681.77
  10391606    400000   19961201   20261101    2969.99   360   83.51     479,000   79.53     380,959.12   REPUBLIC
  10402624    364000   19961201   20261101    2639.25   360   80        455,000   74.47     338,854.26
  10525718    320000   19970101   20261201    2320.23   360   67.94     471,000   65.12     306,711.49
  10525912    420000   19970401   20270301    3008.94   360   80        525,000   76.25     400,313.43
  10538071    626000   19970301   20270201    4484.75   360   74.52     840,000   67.83     569,739.78
  10538941    348000   19970501   20270401    2523.25   360   80        435,000   72.91     317,172.91
  10540717    543200   19970401   20270301    3844.74   360   79.99     825,000   76.76     521,215.22
  10541128    369750   19970401   20270301    2648.94   360   75        493,000   72.03     355,119.46
  10543678    292000   19970301   20270201    2066.76   360   80        365,000   76.68     279,895.52
  10544241    436000   19970401   20270301    2618.01   360   41.52   1,050,000   33.14     347,995.84
  10545069    630000   19970301   20270201     4513.4   360   67.02     940,000   61.54     578,504.45
  10545280    377600   19970501   20270401    2672.63   360   80        472,000   76.84     362,685.67
  10546324    385000   19970301   20270201    2791.52   360   68.75     560,000   66.03     369,745.20
  21740623    340800   19970201   20170101    2824.14   240   80        426,000   71.63     305,140.68
  25978297    308000   19980501   20280401    2075.06   360   80        385,000   76.92     296,157.63
  25998071    416000   19980501   20280401    2837.86   360   75.64     550,000   72.24     397,333.66
  26040170    329500   19980501   20280401    2192.18   360   77.53     425,000   75.07     319,046.08
  26078899    283000   19980501   20280401    1882.81   360   63.6      445,000   61.57     274,002.28
  26110460    315000   19980501   20280401    2202.53   360   75        420,000   72.83     305,885.46
  26160861    605000   19980501   20280401    4282.16   360   77.07     785,000   74.89     587,896.52
  26213405    310000   19980501   20280401    2088.53   360   77.11     402,000   65.48     263,232.21
  28363257    345000   19990901   20290801    2561.62   360   53.91     640,000   52.24     334,345.93
  28380988    348300   19990901   20290801    2586.12   360   77.75     448,000   76.72     343,696.88
  61679585    356000   19970401   20270301    2612.21   360   80        445,000   76.98     342,539.31
  61680125    650000   19970401   20270301    4712.96   360   68.42     950,000   65.77     624,857.23
  61680508    409000   19970501   20270401    2965.54   360   75.05     545,000   72.21     393,562.18
  61681288    650000   19970601   20270501    4656.68   360   65      1,000,000   62.55     625,518.55
  61681946    364000   19970501   20270401    2639.26   360   80        455,000   76.98     350,260.61
  61682349    300000   19970401   20270301    2123.39   360   60        500,000   57.4      287,010.40   REPUBLIC
  61682462    480000   19970601   20270501    3522.08   360   80        600,000   77.12     462,728.17
  61683159    425600   19970601   20270501    2975.86   360   80        532,000   76.41     406,519.91
  61687511    276000   19970501   20270401    1953.52   360   80        345,000   76.59     264,227.05
  61688410    280000   19970601   20270501    1957.81   360   80      1,400,000   76.85     268,964.51
  61691259    592000   19970601   20270501    4292.42   360   80        740,000   77.05     570,205.22
  62423916    344000   19970601   20270501    2434.82   360   80        430,000   74.58     320,686.20
  62424297    460000   19970601   20270501    3375.32   360   61.86     744,000   54.8      407,502.81
  62424335    295920   19970601   20270501    2145.63   360   80        370,000   77.05     285,019.67
  62697293    286000   19970901   20270801    2024.29   360   52.96     540,000   51.05     275,667.75
  62856341   1000000   19971001   20270901    7337.65   360   29.41   3,400,000   28.46     967,601.47
  63594242    502000   19980201   20280101    3553.13   360   57.37     875,000   55.59     486,437.12
  63737728    983500   19980401   20280301     6792.8   360   72.85   1,350,000   70.63     953,448.52
  63914409    515000   19980401   20280301    3556.98   360   66.45     775,000   64.42     499,263.89
  64058476    563000   19980501   20280401    3888.51   360   46.92   1,200,000   45.53     546,327.87
  64060012    500500   19980701   20280601     3414.3   360   72.54     690,000   69.39     478,812.50
  64079601    292000   19980601   20280501    1967.26   360   80        365,000   77.6      283,231.23
  64080293    304800   19980501   20280401    2079.28   360   80        381,000   77.08     293,675.10
  64340589    600000   19980701   20280601    4093.06   360   52.17   1,150,000   49.71     571,700.70
  64345092    650000   19980701   20280601    4434.15   360   61.47   1,090,000   59.72     631,543.55
  64347168    448000   19980701   20280601    3094.23   360   80        560,000   77.78     435,570.58
  64352102    790000   19980701   20280601    5659.66   360   64.49   1,225,000   62.82     769,565.36
  64644332    444000   19980701   20280601     3066.6   360   80        555,000   77.78     431,681.68
  64647692    366800   19980801   20280701    2564.72   360   80        459,000   77.9      357,189.86
  64650031    455000   19981001   20280901    3181.43   360   60.67     750,000   59.19     443,895.65
  64957055    327750   19980801   20280701    2235.84   360   95        345,000   92.39     318,753.53   Collective Federal Saving
  65268059    440000   19981001   20280901    3001.58   360   80        560,000   77.95     428,747.48
  65275128    280000   19981001   20280901     1910.1   360   47.86     585,000   46.64     272,839.20
  65545702    475000   19981001   20280901    3280.71   360   76        625,000   74.02     462,652.58
  65748972    301000   19990201   20290101     2027.9   360   79.21     380,000   77.39     294,085.74
  65751060    457250   19990201   20290101    3080.58   360   43.55   1,050,000   42.57     447,002.19
  66162122    558310   19990301   20290201    3761.44   360   69.79     800,000   67.78     542,279.68
4061349165    277150   19970501   20270401    2009.53   360   74.91     370,000   71.53     264,644.62   PMI
4061395515    307000   19961201   20261101    2279.47   360   52.03     590,000   49.92     294,532.61
4061412492    376000   19970101   20261201    2758.96   360   80        470,000   74.97     352,361.78
4061457232    400000   19970101   20261201    2969.99   360   79.21     505,000   73.44     370,848.56
4061457372    337600   19970101   20261201    2506.68   360   80        422,000   76.76     323,931.03
4061481059    300000   19970201   20270101    2149.24   360   60        500,000   57.51     287,550.75
4061481224    278000   19970101   20261201    1595.32   360   46.33     600,000   35.54     213,224.01
4061483469    331600   19970201   20270101    2347.05   360   80        418,000   73.92     306,408.55
4061490308    312000   19970301   20270201    2262.22   360   80        390,000   76.83     299,637.58
4061526077    300000   19970201   20270101    2149.24   360   52.63     570,000   50.45     287,550.21
4061537116    325000   19970201   20270101    2356.48   360   67.71     482,000   64.96     311,814.27
4061539666    305900   19970201   20270101    2191.51   360   72.83     420,000   69.78     293,055.03   UNKNOWN
4061613552    395000   19970301   20270201    2864.03   360   49.63     796,000   47.66     379,348.75
4061659720    364000   19970301   20270201    2734.62   360   80        455,000   77.04     350,530.27
4062268836    459000   19970501   20270401     3209.4   360   69.65     659,000   66.84     440,456.47
4062289253    396000   19970401   20270301    2975.02   360   76.15     520,000   72.72     378,133.94
4062289428    280000   19970501   20270401    2054.55   360   80        350,000   73.36     256,763.68
4062326048    284905   19970701   20270601    2090.54   360   77.84     366,000   71.69     262,367.76   UNKNOWN
4063146072   1000000   19971101   20271001    7164.13   360   52.77   1,900,000   51.03     966,990.51
4063472973    440000   19980501   20280401    3038.98   360   41.9    1,050,000   40.64     426,748.37
4064373865    446000   19980701   20280601    3042.51   360   72.52     615,000   70.46     433,335.99
4064532502    309600   19980601   20280501    2085.84   360   80        400,000   77.6      300,302.50
4064549647    332000   19980501   20280401    2378.49   360   89.73     370,000   87.06     322,128.33   GE
4064624655    675000   19980601   20280501    4662.06   360   76.7      880,000   74.51     655,644.09
4064629498    435000   19980801   20280701    2930.68   360   66.72     652,000   64.84     422,780.23
4064638093    382500   19980601   20280501     2674.5   360   75        510,000   72.71     370,846.08
4064652987    369000   19981101   20281001     2548.6   360   58.11     635,000   55.32     351,294.21
4064703079    507700   19980701   20280601    3549.92   360   59.73     850,000   58.11     493,938.14
4064830427    387600   19980601   20280501    2644.12   360   80        485,000   77.65     376,225.37
4064832217    430000   19980701   20280601    2933.36   360   76.65     561,000   74.28     416,687.02
4064904305    749950   19980801   20280701    5115.99   360   69.76   1,075,000   67.82     729,050.33
4064906235    303200   19980701   20280601    2068.36   360   80        379,000   77.57     293,987.17
4065272512    650000   19981001   20280901    4489.39   360   54.17   1,200,000   52.81     633,760.65
4065273775    330500   19981101   20281001     2254.6   360   75.11     440,000   73.26     322,354.74
4066323728    314250   19990101   20281201    2117.17   360   75        440,000   73.13     306,411.03
4066510662    425000   19990201   20290101    2899.25   360   68        625,000   66.51     415,696.34
4105459590    297850   19920301   20220201    2117.38   360   89.98     331,000   75.65     250,392.17   PMI
4161107588    311200   19970201   20270101    2202.66   360   80        389,000   75.85     295,055.06
4161246923    313200   19961201   20261101    2298.16   360   80        392,000   76.66     300,127.61
4161309143    400000   19970401   20270301    2935.06   360   72.99     548,000   68.7      376,463.36
4161395506    285000   19970201   20270101    2017.22   360   65.52     435,000   62.74     272,900.35
4161404555    286400   19961201   20261101    2227.59   360   80        358,000   76.64     274,374.41
4161412434    325000   19970101   20261201    2356.48   360   75.58     430,000   72.35     311,088.06
4161440708    572000   19961201   20261101     4147.4   360   80        715,000   70.1      501,247.22
4161455359    380000   19961201   20261101    2854.82   360   76        500,000   72.97     364,825.66
4161473113    629250   19970101   20261201     4562.5   360   75        839,000   71.88     603,100.71
4161477403    328500   19970101   20261201    2381.86   360   90        365,000   86.26     314,858.56   PMI
4161481611    543500   19970301   20270201    3988.02   360   79.94     680,000   76.84     522,448.20
4161485554    399000   19970101   20261201     2824.1   360   68.91     579,000   65.92     381,669.62
4161486537    351000   19970201   20270101    2514.61   360   79.97     460,000   76.65     336,434.43
4161494630    363750   19970201   20270101     2543.4   360   75        485,000   71.74     347,962.16
4161496486    332500   19970101   20261201    2410.86   360   73.89     450,000   70.82     318,692.65
4161497682    346500   19970201   20270101    2482.37   360   64.17     540,000   58.73     317,153.69   PMI
4161537503    438000   19970201   20270101    3213.89   360   64.89     675,000   62.32     420,628.07
4161603123    304000   19970301   20270201    2204.22   360   80        380,000   76.83     291,954.25
4161615028    520000   19970401   20270301    3635.92   360   80        650,000   76.69     498,474.97
4161633245    488000   19970301   20270201    3454.04   360   80        610,000   76.59     467,210.46
4161637618    296550   19970301   20270201     2150.2   360   61.78     480,000   59.33     284,799.54   UNKNOWN
4161651932    408000   19970401   20270301     2887.8   360   73.12     558,000   70.16     391,487.23
4161695046    405000   19970601   20270501    2866.57   360   58.27     695,000   56.03     389,395.50
4162289385    285000   19970501   20270401    2116.12   360   95        300,000   91.57     274,723.56   UGI
4162397766    300000   19970501   20270401     2227.5   360   60.85     494,000   53.63     264,373.08
4163785167    500000   19980501   20280401     3368.6   360   80        625,000   77.52     484,495.20
4163864061    284500   19980401   20280301    2013.68   360   61.92     465,000   60.11     276,199.98
4164123251    349700   19980401   20280301    2385.58   360   89.9      389,000   87.09     338,765.52   PMI
4164127310    420000   19980601   20280501    2865.15   360   77.78     540,000   74.63     403,017.14
4164133714    344000   19980501   20280401     2405.3   360   80        430,000   75.97     326,684.93
4164139984    327900   19980601   20280501    2292.72   360   80        410,000   77.75     318,713.28
4164141725    534000   19980501   20280401    3597.66   360   75        712,000   72.67     517,441.75
4164212211    313000   19980501   20280401    2269.47   360   79.24     395,000   76.9      303,742.40
4164255194    416000   19980501   20280401    2802.67   360   80        520,000   76.52     397,881.87
4164299655    290000   19980701   20280601    1953.79   360   58        500,000   56.31     281,573.09
4164404339   2000000   19980701   20280601    13984.3   360   59.7    3,350,000   56.2    1,882,609.60
4164475362    323750   19980701   20280601    2236.07   360   80        404,711   77.78     314,767.63
4164548036    356500   19980601   20280501     2492.7   360   76.67     465,000   72.15     335,486.31
4164571491    473000   19980601   20280501     3266.9   360   78.83     600,000   76.51     459,089.55
4164624167    690000   19980601   20280501    4883.78   360   62.73   1,100,000   61.01     671,113.18
4164703680    950000   19980701   20280601    6561.42   360   66.67   1,425,000   64.82     923,641.81
4164713747    335000   19980701   20280601    2342.37   360   49.63     675,000   48.21     325,415.25
4164716575    395000   19980701   20280601    2661.19   360   69.91     565,000   67.63     382,129.08
4164716609    580000   19980701   20280601    3956.63   360   80        725,000   77.73     563,527.22
4164721054    300000   19980701   20280601    2021.16   360   57.58     521,000   55.91     291,282.57
4164829428    324750   19980701   20280601    2242.97   360   75        433,000   72.92     315,740.13
4164829964    285500   19980801   20280701    1947.62   360   76.13     375,000   73.13     274,251.03   Collective Federal Saving
4164830103    360000   19980801   20280701    2455.84   360   80        455,000   77.63     349,316.01
4164831622    480000   19980701   20280601    3274.45   360   67.61     710,000   65.69     466,370.25
4164897284    297200   19980801   20280701    2027.43   360   79.99     372,000   77.76     288,907.48
4164903686    350000   19980701   20280601    2387.62   360   72.16     485,000   70.04     339,686.42
4165007925    532000   19980801   20280701    3629.18   360   80        665,000   75.88     504,595.38
4165066178   1295000   19981001   20280901    9054.83   360   63.17   2,050,000   61.63   1,263,395.62
4165102460    924000   19980801   20280701    6303.31   360   54.35   1,700,000   52.86     898,609.12
4165357197    702000   19981001   20280901    4908.49   360   45.29   1,550,000   42.32     655,906.36
4165360373    689000   19981101   20281001    4758.76   360   43.06   1,600,000   42.03     672,412.31
4165491442    560000   19990201   20290101    3772.83   360   72.26     775,000   69.05     535,132.17
4165562010    400000   19981201   20281101    2728.71   360   50        800,000   48.81     390,511.39
4165964380    359600   19990401   20290301     2422.7   360   89.9      400,000   88.05     352,205.79   Collective Federal Saving
4166015117    650000   19990101   20281201    4324.47   360   75.14     870,000   73.35     634,468.46
4166316820    344600   19990101   20281201    2321.63   360   79.98     430,854   78.11     336,555.92
4166372013    276000   19990101   20281201    1859.47   360   80        345,000   77.32     266,739.32
4166388431    385000   19990201   20290101    2593.82   360   76.24     505,000   72.1      364,127.35
4210532554    420000   19971101   20271001    2972.74   360   52.9      800,000   51.11     405,813.36
4260265923    285600   19970101   20261201    2046.08   360   80        357,000   74.87     267,286.55
4260971454    339200   19970301   20270201    2430.08   360   80        424,000   76.76     325,451.93
4261297065    340000   19961101   20261001     2524.5   360   74.4      457,000   71.31     325,876.13
4261401550    320800   19961201   20261101    2495.15   360   80        425,000   77.03     308,909.45
4261411617    350000   19961201   20261101    2568.18   360   43.1      812,000   41.31     335,461.21
4261444477    409450   19970201   20270101    2933.36   360   79.99     517,000   74.95     383,626.95
4261455820    316800   19970101   20261201    2297.02   360   80        396,000   70.06     277,434.85
4261491296    495000   19970201   20270101    3546.25   360   79.84     620,000   76.49     474,235.97
4261492617    280000   19970201   20270101    1957.81   360   80        350,000   76.53     267,846.97
4261498432    317700   19970301   20270201    2331.18   360   72.17     440,200   68.61     302,007.37   UNKNOWN
4261527743    280000   19970101   20261201    2054.55   360   75.88     369,000   72.8      268,632.20
4261528691    298000   19970201   20270101    2109.23   360   80        372,500   73.46     273,625.99
4261603395    300000   19970501   20270401    2175.21   360   80        375,000   76.98     288,676.59
4261607933    562400   19970201   20270101    3980.64   360   80        703,000   73.84     519,099.05
4261610994    320000   19970401   20270301    2264.94   360   80        400,000   76.76     307,048.83
4261616843    342000   19970401   20270301    2509.48   360   90        482,000   80.91     307,475.50   Collective Federal Saving
4261630638    336000   19970301   20270201    2436.24   360   77.06     436,000   74.01     322,686.46
4261656062    316000   19970301   20270201    2263.87   360   80        395,000   76.76     303,192.33
4261659140    317700   19970301   20270201    2248.67   360   79.98     400,000   75.45     299,678.60
4261709838    310000   19970501   20270401    2194.17   360   70.45     440,000   67.67     297,743.28
4262289632    280000   19970601   20270501     2030.2   360   80        350,000   75        262,483.42
4263283212    376000   19980501   20280401    2596.94   360   39.58     950,000   38.41     364,863.61
4263786537    291000   19980401   20280301    2109.96   360   79.95     364,000   77.72     282,897.12
4263906739    321000   19980501   20280401    2189.53   360   73.79     435,000   69.23     301,140.21
4264156706    392000   19980701   20280601    2740.92   360   80        490,000   77.34     378,943.14
4264214679    336000   19980601   20280501    2349.37   360   80        420,000   77.76     326,585.86
4264483456    290000   19980501   20280401    2002.96   360   80        363,000   77.63     281,412.33
4264487176    340000   19980601   20280501     2406.5   360   78.34     434,000   75.61     328,153.76
4264576929    765000   19980901   20280801    5414.63   360   69.55   1,100,000   67.83     746,094.46
4264596539    424000   19980701   20280601    2964.67   360   80        530,000   77.83     412,507.11
4264678659    600000   19980801   20280701    4246.77   360   26.09   2,300,000   25.42     584,643.56
4264703598    458000   19980701   20280601    3124.37   360   79.65     575,000   75.68     435,177.79
4264703762    284000   19980701   20280601    1937.39   360   80        355,000   77.12     273,782.36
4264903677    300500   19980701   20280601    2101.14   360   53.66     560,000   52.18     292,227.09
4264904659    461000   19980701   20280601    3105.85   360   69.95     670,000   67.92     447,604.20
4265003469    283500   19980701   20280601    1933.97   360   60.32     470,000   58.61     275,450.18
4265044281    519000   19980801   20280701     3540.5   360   63.68     815,000   60.12     489,967.40
4265232852    380000   19980901   20280801    2722.37   360   80        475,000   78.03     370,658.92
4265262529    400000   19980801   20280701    2694.88   360   72.07     555,000   70.05     388,763.36
4265928483    341950   19990401   20290301    2390.97   360   89.99     380,000   88.26     335,400.70   Collective Federal Saving
4265950685    900000   19990501   20290401    6216.08   360   64.98   1,385,000   63.74     882,735.43
4266743675    452000   19990201   20290101    3083.44   360   80        565,000   78.25     442,105.20
4266842527    378000   19990401   20290301    2546.66   360   77.14     490,000   75.47     369,807.49
4360363198    360000   19961201   20261101    2641.56   360   68.57     525,000   64.95     341,000.01
4361284518    300000   19970301   20270201    2149.24   360   68.97     435,000   66.17     287,841.02
4361293873    299000   19970301   20270201    2116.31   360   75.89     394,000   72.74     286,605.08
4361358536    323100   19961201   20261101     2455.8   360   90        359,000   86.51     310,562.24   Collective Federal Saving
4361471933    355200   19970201   20270101     2544.7   360   79.98     444,100   76.22     338,506.95
4361479407    287000   19970101   20261201    2080.95   360   70        410,000   67.09     275,082.28
4361494596    324000   19970101   20261201    2237.79   360   80        405,000   67.94     275,154.81
4361497706    280000   19970201   20270101    1981.83   360   80        350,000   75.98     265,943.30
4361536560    350000   19970201   20270101    2477.28   360   53.85     650,000   51.56     335,145.01
4361607197    400000   19970201   20270101    2865.65   360   66.12     605,000   63.37     383,401.22
4361636709    292000   19970301   20270201    2117.21   360   80        365,000   76.83     280,429.79
4361675392    384000   19970401   20270301    2918.68   360   80        480,000   77.18     370,446.44
4362256796    292000   19970601   20270501     2142.6   360   71.22     410,000   68.66     281,492.95
4364125510    300000   19980501   20280401    2072.03   360   80        375,000   77.63     291,116.13
4364397176    450000   19980801   20280701    3108.04   360   69.23     650,000   67.37     437,931.79
4364552689    319000   19980601   20280501    2203.26   360   73.33     435,000   68.68     298,774.09
4364640351    308000   19980601   20280501    2101.11   360   80        385,000   77.65     298,961.14
4364642936    289000   19980601   20280501    1971.49   360   70.49     410,000   68.42     280,518.98
4364680050    750000   19980801   20280701    5438.03   360   68.18   1,100,000   47.6      523,610.73
4364713737    356000   19980701   20280601    2428.55   360   80        445,000   77.73     345,891.55
4364715351    295900   19980701   20280601    1993.54   360   79.99     390,000   77.67     287,301.63
4364715831    600000   19980701   20280601    4195.29   360   75        800,000   72.97     583,736.46
4364719866    323000   19980601   20280501    2203.43   360   43.12     749,000   39.91     298,946.84
4365062357    290300   19980901   20280801    1980.36   360   76.39     380,000   74.37     282,604.60
4365104019    428750   19980801   20280701    2997.89   360   74.18     578,000   72.23     417,516.52
4365531047    296800   19981001   20280901     2024.7   360   80        371,000   76.9      285,316.54
4365566340    550000   19981201   20281101    3659.17   360   39.29   1,400,000   38.31     536,330.31
4365787292    299000   19990101   20281201    2014.42   360   74.94     399,000   72.64     289,825.66
4365810508    299000   19990301   20290201    2014.42   360   42.71     700,000   40.23     281,601.67
4365950593    785000   19990401   20290301    5355.09   360   65.42   1,200,000   64.1      769,235.00
4365952102    387000   19990401   20290301    2640.03   360   48.38     800,000   47.4      379,227.81
4366508051    808000   19990501   20290401    5443.65   360   60.98   1,325,000   59.78     792,126.13
4460485123    350000   19960201   20260101    2507.44   360   50        700,000   47.32     331,238.00
4461198378    297250   19970101   20261201    2181.12   360   71.63     415,000   68.66     284,949.44   UNKNOWN
4461290423    448000   19970201   20270101    3209.53   360   68.92     650,000   66.06     429,409.25
4461337711    285000   19970301   20270201    2041.78   360   70.37     410,000   63.88     258,695.14
4461376123    440000   19961201   20261101    3190.31   360   69.26     645,000   66.29     421,140.87
4461401855    335000   19961201   20261101    2516.75   360   60.91     562,000   56.36     309,991.17
4461442057    416000   19961201   20261101    3052.47   360   80        520,000   76.68     398,719.23
4461448211    389000   19970401   20270301    2854.35   360   45.76     850,000   44.03     374,291.76
4461481394    288000   19970201   20270101     2088.2   360   80        375,000   76.75     276,315.63
4461485452    445000   19970201   20270101    3304.12   360   72.36     615,000   69.55     427,746.83
4461491625    320000   19970301   20270201    2320.23   360   80        400,000   76.33     305,304.99
4461497135    432000   19970101   20261201     3132.3   360   80        540,000   76.68     414,061.12
4461497275    349900   19970201   20270101    2506.73   360   78.18     448,000   72.64     325,130.25
4461515431    430300   19970301   20270201    3082.73   360   71.72     600,000   63.78     382,674.60
4461611966    348400   19970301   20270201    2495.99   360   80        435,500   76.76     334,279.06
4461632699    426000   19970301   20270201    3015.21   360   76.07     560,000   72.92     408,340.42
4461635635    423200   19970301   20270201    3142.25   360   79.85     530,000   76.83     407,177.70
4461649107    400000   19970401   20270301    2900.28   360   72.73     550,000   69.91     384,527.53   UNKNOWN
4461651350    281250   19970401   20270301    2088.28   360   75        375,000   72.23     270,855.95
4462309719    400000   19970601   20270501    2900.28   360   80        505,000   48.31     241,562.65
4463798175    294750   19980501   20280401    2010.72   360   75        393,000   71.92     282,632.03
4463991317    343700   19980401   20280301    2373.86   360   75.54     455,000   73.23     333,197.78
4464299389    289600   19980701   20280601    2049.78   360   80        362,000   77.88     281,931.04
4464530601    480000   19980601   20280501    3233.85   360   80        600,000   77.6      465,585.68
4464571902    431000   19980601   20280501    2976.81   360   74.96     575,000   71.38     410,453.27
4464640889    766500   19980601   20280501    5228.89   360   70      1,095,000   67.95     744,006.01
4464676370    330000   19980801   20280701    2307.41   360   79.9      413,000   76.65     316,561.85
4464701962    319900   19980601   20280501    2155.23   360   79.97     415,000   77.57     310,293.31
4464704909    592000   19980901   20280801     4088.8   360   62.32     950,000   56.09     532,897.56
4464720004    575900   19980601   20280501     3977.6   360   80        719,900   77.33     556,688.41
4464830282    945000   19980701   20280601    6287.11   360   70      1,350,000   67.92     916,901.72
4464964099    493000   19980901   20280801    3405.03   360   45.86   1,075,000   44.67     480,232.27
4465804559    321500   19990201   20290101    2166.01   360   78.41     410,000   76.01     311,634.44
4465861740    288750   19990101   20281201    1969.79   360   75        385,000   73.29     282,165.35
4465964627    300000   19990301   20290201    2046.53   360   60        500,000   58.74     293,704.75
4466387265    310000   19990301   20290201    2114.75   360   34.07     910,000   33.35     303,494.86
4466666387    330000   19990401   20290301    2251.19   360   52.38     630,000   49.97     314,783.47
4560941066    322700   19961201   20261101    2424.34   360   79.98     403,500   76.81     309,889.33
4561364524    650000   19970201   20270101    4656.68   360   60.47   1,075,000   57.96     623,023.71
4561372931    396000   19970401   20270301    2871.28   360   80        495,000   76.91     380,682.27
4561374416    284800   19970101   20261201       2065   360   80        356,000   75.96     270,426.60
4561404676    500000   19961201   20261101    3756.34   360   80        625,000   76.82     480,150.63
4561411341    280000   19961201   20261101    2103.55   360   65.12     430,000   53.66     230,732.06
4561419096    312000   19970301   20270201    2262.22   360   78        400,000   74.91     299,637.58
4561438682    490000   19970301   20270201    3426.16   360   70        700,000   63.19     442,362.53
4561441942    361900   19970201   20270101    2530.46   360   70        517,000   65.2      337,097.37
4561442130    348000   19961201   20261101    2553.51   360   80        440,000   76.45     332,576.29
4561446339    745000   19970401   20270301    5401.77   360   65.93   1,130,000   63.38     716,182.88
4561473234    292500   19970101   20261201    2146.27   360   90        435,000   86.35     280,624.80   MGIC
4561496540    380000   19970101   20261201    2722.37   360   80        485,000   76.59     363,791.65
4561537053    338800   19970201   20270101       2486   360   80        423,500   75.42     319,385.26
4561606544    510000   19970401   20270301    3653.71   360   75        680,000   72.03     489,820.00
4561626013    298800   19970201   20270101    2089.26   360   67.15     445,000   63.37     282,014.62   GE
4561636186    291000   19970301   20270201    2160.67   360   38.8      750,000   36.3      272,265.16
4561645740    400000   19970301   20270201    2831.18   360   66.78     599,000   64.01     383,418.45
4561645880    650000   19970301   20270201    4600.66   360   67.36     965,000   64.57     623,055.38
4561655467    285000   19970401   20270301    2066.45   360   72.52     393,000   69.65     273,726.84   UNKNOWN
4561671217    409900   19970301   20270201    2972.06   360   68.33     600,000   65.62     393,658.73
4562243362    338000   19970501   20270401    2509.65   360   63.77     530,000   61.47     325,812.19
4562412348    310000   19970501   20270401    2194.17   360   72.35     428,500   68.38     293,026.54
4563283250    303000   19980501   20280401    2118.63   360   26.35   1,150,000   25.59     294,232.25
4563906777    335000   19980401   20280301     2285.3   360   32.68   1,025,000   31.05     318,275.60
4564048199    650000   19980601   20280501    4434.15   360   74.19     877,000   72.02     630,924.98
4564064113    323000   19980501   20280401    2286.18   360   70.22     460,000   67.35     309,814.20
4564394908    563000   19980601   20280501    3936.58   360   45.96   1,225,000   44.67     547,226.18
4564401067    500000   19980801   20280701    3410.89   360   73.53     680,000   71.5      486,168.74
4564486126    540000   19980501   20280401    3729.65   360   51.43   1,050,000   49.91     524,009.16
4564512665    498000   19980701   20280601    3439.57   360   52.42     950,000   50.12     476,116.17
4564522417    368000   19980601   20280501    2510.41   360   80        460,000   77.65     357,200.61
4564568105    308000   19980601   20280501    2153.59   360   80        385,000   77.76     299,370.32
4564652339    318750   19980801   20280701    2174.44   360   75        425,000   72.94     310,000.73
4564706127    503000   19980601   20280501    3388.81   360   72.9      690,000   70.71     487,894.78
4564714535    543200   19980601   20280501    3751.75   360   80        679,000   77.71     527,623.53
4564791020   2000000   19981001   20280901   13813.51   360   47.62   4,200,000   46.43   1,950,032.75
4565003847    850000   19980801   20280701     5798.5   360   61.82   1,375,000   60.12     826,668.82
4565047885    397500   19980901   20280801    2745.44   360   75        530,000   73.06     387,195.09
4565064138    287850   19990201   20290101     1939.3   360   90        319,840   87.65     280,355.45   Collective Federal Saving
4565162148    430000   19981001   20280901    3006.63   360   79.63     540,000   77.69     419,505.65
4565169119    417000   19981101   20281001    2809.41   360   79.43     525,000   75.84     398,185.14
4565866839    300000   19990301   20290201    2046.53   360   77.92     385,000   74.91     288,418.06
4565950583    564000   19990401   20290301    3799.78   360   51.27   1,100,000   50.22     552,402.95
4566314920    500000   19990101   20281201    3453.38   360   33.33   1,500,000   32.59     488,863.14
4566841443    672000   19990401   20290301    4470.84   360   51.69   1,300,000   50.6      657,853.86
4603581895    280000   19921101   20221001    2051.92   360   72.73     385,000   64.85     249,672.82
4660378169    446160   19900101   20070201    4375.16   180   81.27     549,000   44.2      242,632.17   Collective Federal Saving
4661254740    492000   19961101   20261001    3696.24   360   80        615,000   76.75     472,020.11
4661349185    356000   19970501   20270401    2612.21   360   80        460,000   77.05     342,865.75
4661442527    368000   19970101   20261201    2700.26   360   80        460,000   76.52     352,011.64
4661495954    377350   19970101   20261201    2768.87   360   80        485,000   76.75     362,030.08
4661498248    332000   19970101   20261201     2436.1   360   80        415,000   76.75     318,521.63
4661530164    400000   19970301   20270201    2762.71   360   29.63   1,350,000   28.35     382,658.00
4661536013    400000   19970301   20270201    2796.86   360   74.77     535,000   71.56     382,823.42   PMI
4661539850    650000   19970301   20270201    4712.96   360   69.11     940,500   66.37     624,244.90
4661600322    360000   19970401   20270301    2579.09   360   67.04     537,000   64.37     345,643.61
4661601130    488750   19970201   20270101    3501.47   360   85        580,000   77.75     447,079.35   GE
4661605958    463200   19970301   20270201    3358.53   360   80        579,000   76.83     444,846.38
4661621849    300000   19970501   20270401    2097.65   360   65.22     460,000   62.08     285,545.95
4661627044    318750   19970301   20270201    2366.71   360   75        425,000   72.16     306,682.26
4661646010    321250   19970201   20220101    2452.92   300   73.51     437,000   66.11     288,909.08
4661654568    455000   19970501   20270401    3338.63   360   78.45     580,000   75.55     438,213.45
4663909002    358000   19980501   20280401    2472.62   360   64.5      555,000   62.59     347,398.67
4664255025    540000   19980501   20280401    3729.65   360   72.97     740,000   70.37     520,770.31
4664294677    413600   19980701   20280601     2786.5   360   80        517,000   77.03     398,254.44
4664393974    456000   19980801   20280701    3188.42   360   80        570,000   77.9      444,052.81
4664395458    583200   19980701   20280601    4028.02   360   80        730,000   77.78     567,019.70
4664395763    350000   19980701   20280601    2358.02   360   58.33     600,000   56.64     339,829.65
4664576875    280000   19980801   20280701     1933.9   360   80        350,000   77.85     272,490.61
4664596170    313000   19980801   20280701     2215.4   360   74.52     420,000   72.62     304,988.96
4664714443    291000   19980701   20280601    2009.87   360   76.4      390,000   74.28     282,926.35
4664716372    291000   19980701   20280601    2009.87   360   79.95     365,000   77.29     281,325.89
4664721877    396000   19980701   20280601    2701.42   360   80        495,000   77.11     381,684.86
4664722719    336000   19980701   20280601    2292.12   360   80        420,000   77.72     326,407.32
4665069227    365000   19981001   20180901    2912.59   240   74.49     490,000   70        343,022.65
4665273480    330000   19981101   20281001    2251.19   360   74.58     442,500   72.74     321,867.02
4665857217    332000   19990401   20290301    2293.05   360   80        415,000   78.4      325,368.36
4665864023    300000   19990201   20290101    2021.16   360   69.77     430,000   68.2      293,276.62
4665930881    296000   19990301   20290201    1994.21   360   80        380,000   78.24     289,491.01
4761372301    290200   19961201   20261101    2154.73   360   76.37     380,000   71.75     272,660.28   PMI
4761443862    340700   19970201   20270101    2470.32   360   89.89     379,000   85.86     325,424.47   GE
4761484858    472000   19970101   20261201    3463.37   360   78.02     605,000   71.63     433,342.00
4761497827    360800   19970201   20270101    2647.43   360   80        451,000   76.82     346,437.55
4761528753    558400   19970201   20270101    3904.42   360   80        698,000   76.33     532,785.68
4761536855    415000   19970201   20270101    2973.12   360   65.87     630,000   62.73     395,221.90
4761607037    500000   19970201   20270101    3582.07   360   56.5      885,000   54.04     478,211.66
4761632761    400000   19970301   20270201    2900.28   360   70.8      565,000   67.99     384,150.88
4761633579    293700   19970301   20270201    2129.53   360   73.42     400,000   70.47     281,887.90   UNKNOWN
4761674086    385000   19970401   20270301    2691.98   360   73.61     523,000   65.34     341,738.92
4761693193    302000   19970501   20270401    2242.35   360   68.95     438,000   66.46     291,108.24   GE
4763906288    279000   19980401   20280301    1926.99   360   44.29     630,000   42.93     270,474.82
4764205177    389000   19980901   20280801    2719.95   360   33.11   1,175,000   31.54     370,634.35
4764256840    980000   19980501   20280401    6685.33   360   69.5    1,410,000   67.4      950,302.62
4764297216    291400   19980601   20280501    2037.52   360   34.69     840,000   33.72     283,235.45
4764398618    292450   19981001   20280901    1995.03   360   89.98     365,000   87.42     284,125.52   AMERIN GUARANTY CORP
4764403293    300000   19980701   20280601    2046.53   360   75        400,000   72.87     291,481.66
4764528198    650000   19980601   20280501    4434.15   360   47.79   1,360,000   46.39     630,924.98
4764703205    310000   19980701   20280601    2114.75   360   80        387,500   77.73     301,197.65
4764716454    650000   19980701   20280601    4379.18   360   78.79     825,000   76.5      631,112.26
4764717916    323600   19980601   20280501    2262.66   360   89.89     360,000   87        313,214.11   MGIC
4765007721    327000   19980801   20280701    2286.44   360   64.37     508,000   62.68     318,416.59
4765041266    345000   19980801   20280701    2501.49   360   76.67     450,000   74.79     336,576.31
4765045630   1000000   19980901   20280801    6906.76   360   61.54   1,625,000   59.94     974,101.73
4765272309    385000   19981001   20280901    2593.82   360   40.96     940,000   39.89     374,922.44
4765287174    285000   19980901   20280801    1944.21   360   75        380,000   72.94     277,187.10
4765755220    700000   19990501   20290401    4716.03   360   42.42   1,650,000   41.49     684,545.59
4765759735    685000   19990201   20290101    4614.98   360   34.25   2,000,000   33.48     669,648.34
4765854668    320000   19990301   20290201    2182.97   360   65.98     485,000   64.59     313,284.96
4765883832    472000   19990201   20290101    3179.96   360   72.62     650,000   70.77     460,020.31
4765950128    640000   19990401   20290301     4311.8   360   55.65   1,150,000   53.93     620,155.67
4766389094    445520   19990701   20290601    3001.56   360   80        560,000   78.5      437,170.65
4766433488    615000   19990201   20290101    4143.37   360   61.5    1,000,000   53.6      536,024.46
4803512872    279950   19920601   20220501    1929.65   360   79.99     350,000   65.86     230,487.87
4861222174    450000   19970301   20270201    3262.82   360   38.46   1,170,000   36.94     432,169.48
4861227215    487000   19970201   20270101    3531.09   360   79.99     609,000   76.74     467,241.99
4861379297    500000   19961201   20261101    3625.35   360   78.99     633,000   75.63     478,756.92
4861456913    382300   19970101   20261201    2838.57   360   79.65     480,000   75.62     362,992.71   UNKNOWN
4861459032    596000   19970301   20270201    4373.24   360   80        760,000   76.35     568,806.13
4861499210    480000   19970201   20270101    3438.78   360   80        600,000   76.68     460,081.40
4861613398    300000   19970401   20270301    2123.39   360   80        375,000   72.92     273,440.54
4861645168    376000   19970301   20270201    2693.71   360   78.99     476,000   72.75     346,308.30
4861671396    615400   19970301   20270201    4462.08   360   79.99     795,000   76.83     591,016.15
4863522910    308000   19980301   20280201    2075.06   360   78.97     390,000   76.37     297,835.50
4864063344    396000   19980501   20280401    2701.42   360   64.92     610,000   62.95     383,999.82
4864235371    340000   19980701   20280601     2319.4   360   80        425,000   77.73     330,345.88
4864253705    306800   19980401   20280301    2066.97   360   80        384,000   77.44     296,984.93
4864405958    379000   19980801   20280701     2553.4   360   68.29     555,000   66.37     368,353.25
4864516457    570000   19980801   20280701    3888.41   360   67.06     865,000   65.22     554,354.22
4864639085    500000   19980601   20280501    3410.89   360   80        625,000   77.65     485,326.70
4864707932    310000   19980701   20280601    2114.75   360   45.93     675,000   44.45     300,033.76
4864713450    325000   19980701   20280601     2244.7   360   46.43     700,000   45.14     315,983.09
4864714094    335000   19980701   20280601     2285.3   360   39.88     840,000   38.75     325,487.58
4864715109    750000   19980701   20280601    5116.33   360   59.06   1,270,000   57.38     728,696.34
4864829272    372000   19980701   20280601     2537.7   360   80        465,000   76.27     354,642.27
4864893583    296000   19980701   20280601    2019.25   360   80        370,000   77.69     287,460.75
4865328860    512000   19980901   20280801    3536.26   360   68.27     750,000   66.45     498,351.62
4865851499    348000   19990201   20290101    2373.98   360   80        435,000   77.96     339,133.61
4866135785    320000   19990101   20281201     2155.9   360   80        400,000   75.31     301,253.68
4866506779    400000   19990201   20290101    2694.88   360   54.42     735,000   53.18     390,865.96
4961218973    308000   19970301   20270201    2153.59   360   80        385,000   76.61     294,941.89
4961309079    368000   19970401   20270301    2668.26   360   78.3      470,000   75.27     353,765.34
4961386523    463000   19970101   20261201    3357.08   360   68.09     680,000   63.02     428,554.44
4961395912    400000   19961201   20261101    2900.28   360   47.9      835,000   45.87     383,005.53
4961414234    382400   19961201   20261101    2839.31   360   80        478,000   76.75     366,870.79
4961442086    285000   19961201   20261101    2066.45   360   75        390,000   67.02     254,670.83
4961443548    600000   19970101   20261201    4454.99   360   68.97     875,000   66.23     576,187.49
4961494566    314650   19970201   20270101    2200.08   360   78.66     400,000   75.25     300,991.56   PMI
4961496975    752500   19970201   20270101    5391.01   360   70      1,075,000   64.06     688,672.18
4961537653    337500   19970201   20270101     2417.9   360   75        450,000   71.71     322,703.10
4961606045    350000   19970301   20270201    2447.26   360   76.09     460,000   72.86     335,160.92
4961606359    280000   19970401   20270301    1981.83   360   65.88     425,000   63.22     268,667.24
4961618792    300000   19970401   20270301    2123.39   360   62.5      480,000   59.97     287,848.46
4961628239    431200   19970201   20270101    3089.17   360   80        540,000   75.53     407,110.21
4961649136    294000   19970301   20270201    2182.95   360   74.43     395,000   70.65     279,077.53
4963079423    468400   19980601   20280501     3155.7   360   80        586,000   77.6      454,333.98
4963082823    357000   19980701   20280601    2405.18   360   61.03     585,000   54.49     318,745.77
4963685807    329684   19980501   20280401    2249.03   360   80        413,000   77.58     319,693.29
4963908993    500000   19980401   20280301    3496.08   360   43.1    1,160,000   41.82     485,070.95
4963992807    836000   19980401   20280301    5774.05   360   46.97   1,780,000   45.53     810,455.55
4964049151    337400   19980401   20280301    2273.13   360   78.47     430,000   69.36     298,254.22
4964137139    449600   19980501   20280401    3105.28   360   80        562,000   77.63     436,286.10
4964196903    642900   19980601   20280501    4385.72   360   78.13     905,000   75.83     624,033.15
4964570339    300000   19980601   20280501    2097.65   360   75        400,000   72.9      291,594.59
4964638839    650000   19980601   20280501    4379.18   360   79.95     815,000   77.55     630,480.31
4964699096    625000   19980701   20280601    4316.72   360   73.53     850,000   71.49     607,660.10
4964703021    505000   19980601   20280501    3402.28   360   78.29     645,000   75.74     488,518.10
4964823670    548000   19980701   20280601     3831.7   360   80        700,000   77.83     533,145.90
4964895629    379200   19980701   20280601    2619.05   360   80        475,000   77.77     368,642.69
4964905659    348000   19980801   20280701    2433.27   360   80        435,000   77.9      338,882.34
4964984696   2000000   19980701   20280601   13643.53   360   53.4    3,750,000   51.89   1,943,211.19
4965068457    372000   19981001   20280901     2537.7   360   80        465,000   77.95     362,486.51
4965938907    300000   19990401   20290301    2021.16   360   73.17     410,000   71.04     291,260.10
4966432660    396000   19990101   20281201    2735.08   360   80        495,000   78.22     387,179.51
5000065481    400000   19990501   20290401    2694.88   360   71.43     560,000   70.03     392,141.66
5000067669    303600   19990401   20290301    2045.41   360   80        380,000   78.36     297,357.42
5000085174    315000   19990501   20290401    2148.86   360   35        900,000   34.33     308,956.09
5000094085    380000   19990601   20290501    2592.27   360   80        475,000   78.49     372,829.91
5000097419    400000   19990601   20290501    2694.88   360   14.29   2,800,000   14.01     392,332.44
5000099183    520000   19990501   20290401    3503.34   360   69.8      745,000   68.43     509,784.25
5000099258    327000   19990501   20290401    2203.06   360   68.84     475,000   67.49     320,575.93
5000099589    528000   19990501   20290401    3557.24   360   80        670,000   78.43     517,626.99
5000100528    738000   19990401   20290301    4909.94   360   62.28   1,185,000   60.49     716,845.64
5000107994    361700   19990701   20290601    2467.44   360   46.67     775,000   45.86     355,402.38
5000119635    375000   19990601   20290501    2526.45   360   65.22     575,000   64        367,974.38
5000155746    329683   19990601   20290501    2249.02   360   76.73     430,000   73.82     317,173.72
5000157098    303900   19990601   20290501    2073.14   360   95        319,900   93.26     298,339.69   GE
5000162718    355500   19990501   20290401    2425.14   360   30.26   1,175,000   29.67     348,679.07
5000163195    400000   19990601   20290501    2694.88   360   54.42     735,000   49.47     363,582.48
5000176486    885000   19990601   20290501    5962.41   360   59      1,500,000   57.15     857,206.19
5000178953    285000   19990601   20290501    1944.21   360   75        380,000   73.36     278,783.88
5000179050    428900   19990501   20290401    2889.58   360   50.46     850,000   47.88     406,982.20
5000189547    425000   19990601   20290501    2863.31   360   72.03     590,000   70.63     416,713.67
5000215417   1000000   19990601   20290501    6737.19   360   51.28   1,950,000   50.32     981,265.33
5000218031    410000   19990701   20240601    2996.61   300   72.57     565,000   70.68     399,346.80
5000219500    440000   19990601   20290501    2964.37   360   52.38     840,000   51.4      431,756.56
5000221431    650000   19990701   20290601    4324.47   360   60.75   1,070,000   59.17     633,075.18
5000224765    312500   19990601   20290501    2105.38   360   56.82     550,000   55.75     306,645.22
5000224856    286000   19990601   20290501    1926.84   360   64.27     445,000   62.3      277,213.22
5000227263    549000   19990501   20290401    3652.52   360   69.49     790,000   67.69     534,756.32
5000231596    387450   19990601   20290501     2643.1   360   73.8      525,000   70.92     372,347.37
5000235449    371600   19990601   20290501    2503.54   360   49.55     750,000   48.53     364,007.51
5000236389    305000   19990701   20290601    2106.56   360   77.81     392,000   76.48     299,814.78
5000240282    313600   19990701   20290601    2139.31   360   80        392,000   78.61     308,139.91
5000242320    500000   19990801   20290701    3453.38   360   68.97     725,000   67.82     491,721.18
5000245679    281000   19990601   20290501    1916.92   360   78.06     360,000   76.33     274,799.25
5000246628    330000   19990601   20290501    2251.19   360   56.9      580,000   54.98     318,876.80
5000261627    500000   19990501   20290401    3496.08   360   65.88     759,000   64.67     490,851.93
5000269109    440800   19990501   20290401    2969.76   360   80        625,000   78.43     432,140.06
5000269265    677000   19990501   20290401     4504.1   360   61.55   1,100,000   59.47     654,197.65
5000273499    575000   19990501   20290401    3922.52   360   41.07   1,400,000   40.28     563,967.54
5000279652    300000   19990601   20290501    2046.53   360   75        400,000   73.63     294,511.18
5000283910    558000   19990401   20290301    3759.35   360   68.89     810,000   67.47     546,526.52
5000286822    460000   19990601   20290501    3099.11   360   80        575,000   78.5      451,382.01
5000286855    285300   19990501   20290401    1994.86   360   90        317,000   86.83     275,259.79   MGIC
5000311273    294400   19990401   20290301    2008.33   360   80        370,000   78.39     288,487.59
5000311620    350000   19990401   20290301    2358.02   360   56.45     620,000   55.24     342,515.58
5000390012    830000   19990501   20290401    5591.87   360   75.45   1,100,000   73.94     813,330.11
5000396159    340000   19990501   20290401    2290.65   360   80        425,000   77.09     327,653.10
5000400282    335000   19990401   20290301    2256.96   360   74.44     450,000   72.91     328,111.72
5000400647    620000   19990401   20290301    4124.88   360   72.68     853,000   71.15     606,948.55
5000401157    313000   19990401   20290301    2108.74   360   79.85     392,000   78.21     306,564.14
5000404540    450000   19990701   20290601    3146.47   360   37.5    1,200,000   32.36     388,312.04
5000405570    278000   19990501   20290401    1896.46   360   76.16     365,000   74.68     272,582.32
5000407360    400000   19990301   20290201    2694.88   360   80        500,000   78.22     391,099.47
5000407857    870000   19990501   20290401    5861.36   360   53.77   1,618,000   52.71     852,908.21
5000409754    647000   19990501   20290401    4413.69   360   73.94     875,000   72.52     634,586.03
5000410703    515000   19990401   20290301    3426.31   360   66.88     770,000   65.48     504,158.89
5000410786    310000   19990401   20290301    2088.53   360   77.5      400,000   75.83     303,323.39
5000411289    451000   19990401   20190301    3598.84   240   75.8      595,000   72.21     429,676.90
5000411701    280000   19990501   20290401    1886.42   360   80        350,000   78.43     274,499.04
5000411883    328000   19990401   20290301     2209.8   360   52.48     625,000   50.22     313,843.95
5000414630    998000   19990401   20290301    6639.72   360   51.18   1,950,000   50.1      976,991.54
5000414796    340000   19990401   20290301    2290.65   360   80        425,000   78.36     333,008.80
5000416916    975000   19990501   20290401     6486.7   360   69.64   1,400,000   68.24     955,389.33
5000423425    513350   19990501   20290401    3458.54   360   71.3      720,000   69.8      502,556.33
5000425180    457000   19990501   20290401     3078.9   360   38.4    1,190,000   37.63     447,854.51
5000426949    412000   19990601   20290501    2775.73   360   80        515,000   78.5      404,281.14
5000426972    420000   19990601   20290501    2865.15   360   80        525,000   77.68     407,833.20
5000429604    440000   19990501   20290401    3001.58   360   59.86     735,000   58.72     431,557.77
5000539147    360000   19990701   20290601    2425.39   360   28.8    1,250,000   28.29     353,581.48
5000566801    381500   19990501   20290401    2570.24   360   26.68   1,430,000   26.15     374,005.16
5000578657    650000   19990801   20290701    4379.18   360   68.49     949,000   67.33     638,996.08
5000583608    650000   19990601   20290501    4324.47   360   61.9    1,050,000   60.72     637,531.67
5000583988    278000   19990701   20290601    1896.46   360   74.13     375,000   72.84     273,159.61
5000591049    312000   19990501   20290401     2128.4   360   80        390,000   78.47     306,013.53
5000592120    348000   19990501   20290401    2344.55   360   80        435,000   78.43     341,163.15
5000592898    750000   19990501   20290401    5052.89   360   66.67   1,125,000   65.36     735,265.88
5000594159    339000   19990601   20290501    2283.91   360   69.9      485,000   67.78     328,726.85
5000594795    520000   19990601   20290501    3459.58   360   80        660,000   77.91     506,442.85
5000595420    352000   19990701   20290601    2371.49   360   80        440,000   78.57     345,724.18
5000596626    434000   19990601   20290501    2960.65   360   70        620,000   68.72     426,054.46
5000598531    992000   19990601   20290501    6767.19   360   62      1,600,000   60.87     973,850.24
5000599539    620000   19990701   20290601    4177.06   360   80        775,000   78.57     608,945.89
5000599679    443250   19990601   20290501    3023.75   360   79.86     555,000   77.71     431,304.85
5000617653   1000000   19990601   20290501    6821.77   360   72.2    1,385,000   70.88     981,703.85
5000618230    562000   19990701   20290601    3929.59   360   74.93     750,000   73.69     552,671.37
5000619253    650000   19990601   20290501    4434.15   360   65      1,100,000   63.81     638,107.53
5000688316    320000   19990601   20290501     2155.9   360   80        400,000   78.5      314,004.94
5000689868    550000   19990701   20290601    3705.46   360   74.83     735,000   73.5      540,193.87
5000727700    280250   19990601   20290501    1935.62   360   95        295,000   93.22     275,002.66   GE
5000758838    281500   19990601   20290501    1896.52   360   72.93     386,000   71.25     275,026.76
5000837533    450000   19990601   20290501     3069.8   360   43.9    1,025,000   43.08     441,569.85
5000837988    556000   19990601   20290501    3745.88   360   80        695,000   78.5      545,583.45
5000838986    288400   19990701   20290601    1943.01   360   70        412,000   68.46     282,044.38
5000842764    462000   19990701   20290601    3190.92   360   63.72     725,000   62.64     454,145.65
5000843937    605000   19990601   20290501    4025.09   360   55      1,100,000   53.94     593,394.70
5000845627    595700   19990601   20290501    3963.21   360   70        851,000   68.66     584,273.25
5000846229    324000   19990601   20290501    2182.85   360   80        405,000   78.32     317,180.09
5000946193    607200   19990601   20290501    4142.18   360   80        760,000   78.54     596,090.57
6000421765    429600   20010101   20301201    3077.71   360   80        537,000   79.83     428,684.48
6015009605    390000   20001201   20301101    2895.74   360   75        520,000   74.8      388,969.13
6016947639    398000   20000801   20300701    2851.33   360   79.92     500,000   79.45     395,648.59
6062749731    511200   20000101   20291201     3662.3   360   80        639,000   79.11     505,536.34
6065052752    302000   19990701   20290601    2034.64   360   53.93     560,000   52.97     296,615.42
6071367053    322000   20000701   20300601    2362.73   360   69.25     465,000   68.82     320,002.78
6105639907    346500   19990701   20290601    2334.44   360   90        390,000   88.39     340,309.11   MGIC
6128981369    301500   19991001   20290901    2186.09   360   90        335,000   88.6      296,801.15   MGIC
6133874278    647500   19990701   20290601     4417.1   360   70        925,000   68.78     636,226.42
6187212045    336000   20001101   20301001     2494.8   360   80        420,000   79.73     334,886.01
6285642267    547698   20001201   20301101    4018.82   360   80        685,000   79.77     546,130.32
6300580310    375000   20000901   20300801    2686.55   360   75.76     500,000   75.19     372,199.32
6308469185    520000   19990601   20290501    3503.34   360   80        650,000   78.28     508,792.14
6320873026    301500   20000501   20300401    2238.63   360   90        340,000   89.33     299,255.60   MGIC
6327521917    329000   20000501   20300401    2529.73   360   74.94     439,000   74.4      326,601.71
6338312322    440350   19991101   20291001    3154.73   360   80        585,000   78.99     434,784.36
6354445170    280020   20000201   20300101    2054.69   360   78        360,000   77.23     277,272.46
6355980407    528000   19990801   20290701     3601.9   360   77.08     685,000   75.77     519,043.45
6363339844    360000   19990701   20290601    2425.39   360   79.12     455,000   77.36     351,992.65
6384791411    357000   20001201   20301101     2557.6   360   70        510,000   69.8      355,982.29
6389420305    335960   20001001   20300901    2523.96   360   80        420,000   79.69     334,652.30
6421214880    528000   19990701   20290601    3691.86   360   75.97     695,000   74.63     518,676.33
6421471811    325000   19990701   20290601    2189.59   360   52        625,000   51.07     319,205.46
6423173845    630000   19990701   20290601    4244.43   360   80        787,500   78.54     618,491.04
6438871094    348800   19990701   20290601    2349.94   360   89.9      388,000   87.61     339,934.52   UGI
6440120175    468000   19990701   20290601    3192.59   360   80        585,000   78.05     456,590.71
6493084443    281250   19990701   20290601    1894.84   360   75        375,000   73.66     276,235.44
6501425737    304000   19990701   20290601    2048.11   360   80        380,000   78.57     298,579.83
6508519276    814500   19990701   20290601    5487.44   360   60.33   1,350,000   59.26     799,978.21
6514913380    305000   19990701   20290601    2054.85   360   70.93     430,000   69.67     299,561.97
6517764699    291400   19990801   20290701    1963.22   360   47.77     610,000   46.84     285,725.00
6521099322    323950   19990701   20290601    2182.52   360   89.99     530,000   88.38     318,172.92   UGI
6551741769    310000   20000901   20300801    2383.64   360   68.89     450,000   68.59     308,634.17
6578743152    409160   19990801   20290701     2791.2   360   58.45     700,000   57.49     402,396.12
6649471452    350000   19990701   20290601    2387.62   360   72.92     480,000   71.65     343,906.17
6678767531    650000   20010101   20301201    4769.47   360   77.89     835,000   77.74     648,682.85
6692462747    275500   19990701   20290601     1879.4   360   95        290,000   93.35     270,703.28   MGIC
6720252458    372000   20010101   20301201    2729.61   360   80        465,000   79.84     371,246.17
6728682888    299250   19990801   20290701    2066.85   360   95        315,000   93.47     294,419.84   MGIC
6781799009    486400   20010101   20301201    3526.74   360   80        608,000   79.83     485,389.17
6784994623    384568   20000101   20291201    2788.39   360   90        428,000   89.03     380,410.62   GE
6794867751    528000   19990701   20290601     3512.8   360   80        660,000   78.54     518,358.71
6805213755    450000   19990701   20290601    3031.74   360   53.25     845,000   52.3      441,976.79
6815912446    292000   20001101   20301001     2142.6   360   42.32     690,000   42.17     291,007.19
6818069822    400000   20001101   20301001    2831.18   360   72.86     550,000   72.59     398,533.93
6818486000    880000   19990801   20290701    5854.67   360   56.77   1,550,000   55.63     862,232.09
6840998618    348000   20001201   20301101    2493.12   360   40.47     860,000   40.35     347,007.96
6848421498    540000   19990601   20290501    3638.08   360   74.48     725,000   73.09     529,883.35
6862843429    285500   19991201   20291101    2045.36   360   72.19     400,000   71.33     282,114.92
6874673814    677800   19990701   20290601     4623.8   360   63.05   1,075,000   61.95     665,998.84
6879015367    276450   19990701   20290601    1885.88   360   95        291,000   93.35     271,636.74   MGIC
6886027363    388500   19990701   20290601     2617.4   360   76.18     510,000   74.82     381,573.25
6897781792    508000   19990701   20290601    3465.46   360   80        635,000   78.61     499,155.26
6938707780    407710   20001001   20300901    2956.19   360   80        510,000   79.66     405,998.59
6949634734    363000   19990601   20290501     2476.3   360   79.99     453,800   78.53     356,358.57
6951253985    425000   19990701   20290601    2863.31   360   62.96     675,000   61.84     417,422.54
6959251866    455000   19990701   20290601    3065.42   360   72.22     630,000   70.93     446,887.77
6998537382    860000   19990801   20290701    5793.98   360   80      1,075,000   78.03     838,865.20

BANK OF AMERICA BOAMS 2001-04            GROUP 2
MORTGAGE LOAN SCHEDULE - 3/29/01 (cont'd)

   LOAN       REM               DOC
  NUMBER     TERM  FICO        TYPE       GROUP
------------------------------------------------------------------------------
   4325312   291   792   RAPD               2
   4636114   289   697   RAPD               2
   5118872   289   782   RAPD               2
   5127048   293   765   RAPD               2
   5138516   289   694   RAPD               2
   5239066   293   628   RAPD               2
   5267539   294   778   RAPD               2
   5325683   294   765   RAPD               2
   5347331   293   716   RAPD               2
   6202790   291   690   RAPD               2
   6203863   292   728   RAPD               2
   6212823   292   766   RAPD               2
   6249114   292   695   RAPD               2
   6285415   292   740   RAPD               2
   6285696   292   735   RAPD               2
   6285803   292   709   RAPD               2
   6314264   293   751   RAPD               2
   6318943   293   776   RAPD               2
   6321988   292   772   RAPD               2
   6331490   293   792   RAPD               2
   6572515   293   718   RAPD               2
   6656748   293   695   RAPD               2
  10265198   306   782   RAPD               2
  10270965   309   735   RAPD               2
  10299751   309   645   RAPD               2
  10320873   304   749   RAPD               2
  10362126   306   790   RAPD               2
  10362151   308   612   RAPD               2
  10365508   308   777   RAPD               2
  10370536   307   755   RAPD               2
  10387170   307   788   RAPD               2
  10388311   307   786   RAPD               2
  10389083   308   778   RAPD               2
  10389822   307   781   RAPD               2
  10391100   308   775   RAPD               2
  10391606   308   687   RAPD               2
  10402624   308   771   RAPD               2
  10525718   309   718   RAPD               2
  10525912   312   732   FULL               2
  10538071   311   799   FULL               2
  10538941   313   796   RAPD               2
  10540717   312   774   FULL               2
  10541128   312   727                      2
  10543678   311   663                      2
  10544241   312   755   FULL               2
  10545069   311   790   RAPD               2
  10545280   313   706   RAPD               2
  10546324   311   754                      2
  21740623   190   766   RAPD               2
  25978297   325   712   FULL               2
  25998071   325   699   FULL               2
  26040170   325   701   FULL               2
  26078899   325   693   FULL               2
  26110460   325   732   FULL               2
  26160861   325   688   FULL               2
  26213405   325   744   FULL               2
  28363257   341   760   RAPD               2
  28380988   341   717   RAPD               2
  61679585   312   739   RAPD               2
  61680125   312   736                      2
  61680508   313   782   RAPD               2
  61681288   314   748   FULL               2
  61681946   313   769   RAPD               2
  61682349   312   746   RAPD               2
  61682462   314   773   FULL               2
  61683159   314   675   RAPD               2
  61687511   313   785   RAPD               2
  61688410   314   760   RAPD               2
  61691259   314   757   FULL               2
  62423916   314   753   RAPD               2
  62424297   314   722   FULL               2
  62424335   314   741   RAPD               2
  62697293   317   672   FULL               2
  62856341   318   748   FULL               2
  63594242   322   738   FULL               2
  63737728   324   781   FULL               2
  63914409   324   803   FULL               2
  64058476   325   810   FULL               2
  64060012   327   625   FULL               2
  64079601   326   713   RAPD               2
  64080293   325   750   FULL               2
  64340589   327   730   FULL               2
  64345092   327   777   FULL               2
  64347168   327   754   FULL               2
  64352102   327   797   FULL               2
  64644332   327   679   FULL               2
  64647692   328   782   FULL               2
  64650031   330   770   RAPD               2
  64957055   328   803   RAPD               2
  65268059   330   765   FULL               2
  65275128   330   753   RAPD               2
  65545702   330   712   RAPD               2
  65748972   334   746   RAPD               2
  65751060   334   756   RAPD               2
  66162122   335   756   RAPD               2
4061349165   313   777   RAPD               2
4061395515   308   791   RAPD               2
4061412492   309   658   RAPD               2
4061457232   309   742   RAPD               2
4061457372   309   770   RAPD               2
4061481059   310   770   RAPD               2
4061481224   309   759   RAPD               2
4061483469   310   671   RAPD               2
4061490308   311   768   RAPD               2
4061526077   310     0   RAPD               2
4061537116   310   726   RAPD               2
4061539666   310   720   RAPD               2
4061613552   311   766   RAPD               2
4061659720   311   810   RAPD               2
4062268836   313   715   RAPD               2
4062289253   312   759   RAPD               2
4062289428   313   793   RAPD               2
4062326048   315   690   RAPD               2
4063146072   319   663   RAPD               2
4063472973   325   797   RAPD               2
4064373865   327   743   RAPD               2
4064532502   326   765   RAPD               2
4064549647   325   761   RAPD               2
4064624655   326   738   RAPD               2
4064629498   328   695   RAPD               2
4064638093   326   744   RAPD               2
4064652987   331   650   RAPD               2
4064703079   327   805   RAPD               2
4064830427   326   686   RAPD               2
4064832217   327   632   RAPD               2
4064904305   328   710   RAPD               2
4064906235   327   703   RAPD               2
4065272512   330     0   RAPD               2
4065273775   331   756   RAPD               2
4066323728   333   719   RAPD               2
4066510662   334   713   RAPD               2
4105459590   251   727   RAPD               2
4161107588   310   765   RAPD               2
4161246923   308   793   RAPD               2
4161309143   312   789   RAPD               2
4161395506   310   719   RAPD               2
4161404555   308   777   RAPD               2
4161412434   309   795   RAPD               2
4161440708   308   794   RAPD               2
4161455359   308   782   RAPD               2
4161473113   309   752   RAPD               2
4161477403   309   799   RAPD               2
4161481611   311   745   RAPD               2
4161485554   309   765   RAPD               2
4161486537   310   781   RAPD               2
4161494630   310   706   RAPD               2
4161496486   309   694   RAPD               2
4161497682   310   798   RAPD               2
4161537503   310   748   RAPD               2
4161603123   311   765   RAPD               2
4161615028   312   720   RAPD               2
4161633245   311   798   RAPD               2
4161637618   311   728   RAPD               2
4161651932   312   782   RAPD               2
4161695046   314   806   RAPD               2
4162289385   313   646   RAPD               2
4162397766   313   727   RAPD               2
4163785167   325   765   RAPD               2
4163864061   324   789   RAPD               2
4164123251   324   742   RAPD               2
4164127310   326   727   RAPD               2
4164133714   325   741   RAPD               2
4164139984   326   771   RAPD               2
4164141725   325   779   RAPD               2
4164212211   325   676   RAPD               2
4164255194   325   648   RAPD               2
4164299655   327   692   RAPD               2
4164404339   327   770   RAPD               2
4164475362   327   784   RAPD               2
4164548036   326   741   RAPD               2
4164571491   326   741   RAPD               2
4164624167   326   608   RAPD               2
4164703680   327   748   RAPD               2
4164713747   327   739   RAPD               2
4164716575   327   730   RAPD               2
4164716609   327   781   RAPD               2
4164721054   327   788   RAPD               2
4164829428   327   770   RAPD               2
4164829964   328   739   RAPD               2
4164830103   328   805   RAPD               2
4164831622   327   793   RAPD               2
4164897284   328   673   RAPD               2
4164903686   327   712   RAPD               2
4165007925   328   702   RAPD               2
4165066178   330   759   RAPD               2
4165102460   328   719   RAPD               2
4165357197   330   771   RAPD               2
4165360373   331   735   RAPD               2
4165491442   334   807   RAPD               2
4165562010   332     0   RAPD               2
4165964380   336   653   RAPD               2
4166015117   333   758   RAPD               2
4166316820   333     0   RAPD               2
4166372013   333   767   RAPD               2
4166388431   334   786   RAPD               2
4210532554   319   744   RAPD               2
4260265923   309   741   RAPD               2
4260971454   311   781   RAPD               2
4261297065   307   692   RAPD               2
4261401550   308   762   RAPD               2
4261411617   308   781   RAPD               2
4261444477   310   745   RAPD               2
4261455820   309   781   RAPD               2
4261491296   310   641   RAPD               2
4261492617   310   778   RAPD               2
4261498432   311   657   RAPD               2
4261527743   309   737   RAPD               2
4261528691   310   769   RAPD               2
4261603395   313   711   RAPD               2
4261607933   310   670   RAPD               2
4261610994   312   652   RAPD               2
4261616843   312   712   RAPD               2
4261630638   311   764   RAPD               2
4261656062   311   766   RAPD               2
4261659140   311   633   RAPD               2
4261709838   313   810   RAPD               2
4262289632   314   770   RAPD               2
4263283212   325   747   RAPD               2
4263786537   324   683   RAPD               2
4263906739   325   745   RAPD               2
4264156706   327   685   RAPD               2
4264214679   326   744   RAPD               2
4264483456   325   783   RAPD               2
4264487176   326   729   RAPD               2
4264576929   329   764   RAPD               2
4264596539   327   791   RAPD               2
4264678659   328   778   RAPD               2
4264703598   327   761   RAPD               2
4264703762   327   673   RAPD               2
4264903677   327   736   RAPD               2
4264904659   327   795   RAPD               2
4265003469   327   780   RAPD               2
4265044281   328   694   RAPD               2
4265232852   329   679   RAPD               2
4265262529   328   623   RAPD               2
4265928483   336   758   RAPD               2
4265950685   337   761   RAPD               2
4266743675   334   800   RAPD               2
4266842527   336   769   RAPD               2
4360363198   308   758   RAPD               2
4361284518   311   781   RAPD               2
4361293873   311   755   RAPD               2
4361358536   308   748   RAPD               2
4361471933   310   777   RAPD               2
4361479407   309   726   RAPD               2
4361494596   309   764   RAPD               2
4361497706   310   767   RAPD               2
4361536560   310   717   RAPD               2
4361607197   310   605   RAPD               2
4361636709   311   774   RAPD               2
4361675392   312   778   RAPD               2
4362256796   314   752   RAPD               2
4364125510   325   796   RAPD               2
4364397176   328   767   RAPD               2
4364552689   326   615   RAPD               2
4364640351   326   786   RAPD               2
4364642936   326   748   RAPD               2
4364680050   328   753   RAPD               2
4364713737   327   810   RAPD               2
4364715351   327   741   RAPD               2
4364715831   327   791   RAPD               2
4364719866   326   792   RAPD               2
4365062357   329   773   RAPD               2
4365104019   328   769   RAPD               2
4365531047   330   800   RAPD               2
4365566340   332   749   RAPD               2
4365787292   333   756   RAPD               2
4365810508   335   779   RAPD               2
4365950593   336   624   RAPD               2
4365952102   336   782   RAPD               2
4366508051   337   767   RAPD               2
4460485123   298   714   RAPD               2
4461198378   309   789   RAPD               2
4461290423   310   728   RAPD               2
4461337711   311   750   RAPD               2
4461376123   308   682   RAPD               2
4461401855   308   754   RAPD               2
4461442057   308   755   RAPD               2
4461448211   312   767   RAPD               2
4461481394   310   779   RAPD               2
4461485452   310   699   RAPD               2
4461491625   311   796   RAPD               2
4461497135   309   767   RAPD               2
4461497275   310   762   RAPD               2
4461515431   311   757   RAPD               2
4461611966   311   788   RAPD               2
4461632699   311   754   RAPD               2
4461635635   311   738   RAPD               2
4461649107   312   791   RAPD               2
4461651350   312   647   RAPD               2
4462309719   314   779   RAPD               2
4463798175   325   765   RAPD               2
4463991317   324   799   RAPD               2
4464299389   327   690   RAPD               2
4464530601   326   764   RAPD               2
4464571902   326   764   RAPD               2
4464640889   326   771   RAPD               2
4464676370   328   779   RAPD               2
4464701962   326   752   RAPD               2
4464704909   329   755   RAPD               2
4464720004   326   660   RAPD               2
4464830282   327   752   RAPD               2
4464964099   329   777   RAPD               2
4465804559   334   742   RAPD               2
4465861740   333   737   RAPD               2
4465964627   335   773   RAPD               2
4466387265   335   767   RAPD               2
4466666387   336   744   RAPD               2
4560941066   308   806   RAPD               2
4561364524   310   705   RAPD               2
4561372931   312   658   RAPD               2
4561374416   309   783   RAPD               2
4561404676   308   782   RAPD               2
4561411341   308   768   RAPD               2
4561419096   311   725   RAPD               2
4561438682   311   784   RAPD               2
4561441942   310   799   RAPD               2
4561442130   308   791   RAPD               2
4561446339   312   795   RAPD               2
4561473234   309   793   RAPD               2
4561496540   309   790   RAPD               2
4561537053   310   753   RAPD               2
4561606544   312   756   RAPD               2
4561626013   310   754   RAPD               2
4561636186   311   770   RAPD               2
4561645740   311   736   RAPD               2
4561645880   311   769   RAPD               2
4561655467   312   766   RAPD               2
4561671217   311   809   RAPD               2
4562243362   313   697   RAPD               2
4562412348   313   690   RAPD               2
4563283250   325   747   RAPD               2
4563906777   324   752   RAPD               2
4564048199   326   801   RAPD               2
4564064113   325   752   RAPD               2
4564394908   326   708   RAPD               2
4564401067   328   645   RAPD               2
4564486126   325   777   RAPD               2
4564512665   327   737   RAPD               2
4564522417   326   773   RAPD               2
4564568105   326   797   RAPD               2
4564652339   328   784   RAPD               2
4564706127   326   694   RAPD               2
4564714535   326   786   RAPD               2
4564791020   330   794   RAPD               2
4565003847   328   765   RAPD               2
4565047885   329   755   RAPD               2
4565064138   334   788   RAPD               2
4565162148   330   786   RAPD               2
4565169119   331   794   RAPD               2
4565866839   335   736   RAPD               2
4565950583   336   677   RAPD               2
4566314920   333   756   RAPD               2
4566841443   336   632   RAPD               2
4603581895   259   670   RAPD               2
4660378169    71   635   RAPD               2
4661254740   307   738   RAPD               2
4661349185   313   768   RAPD               2
4661442527   309   682   RAPD               2
4661495954   309   794   RAPD               2
4661498248   309   777   RAPD               2
4661530164   311   688   RAPD               2
4661536013   311   776   RAPD               2
4661539850   311   771   RAPD               2
4661600322   312   758   RAPD               2
4661601130   310   695   RAPD               2
4661605958   311   666   RAPD               2
4661621849   313   770   RAPD               2
4661627044   311   766   RAPD               2
4661646010   250   785   RAPD               2
4661654568   313   732   RAPD               2
4663909002   325   757   RAPD               2
4664255025   325   751   RAPD               2
4664294677   327   698   RAPD               2
4664393974   328   765   RAPD               2
4664395458   327   725   RAPD               2
4664395763   327   749   RAPD               2
4664576875   328   684   RAPD               2
4664596170   328   759   RAPD               2
4664714443   327   712   RAPD               2
4664716372   327   768   RAPD               2
4664721877   327   697   RAPD               2
4664722719   327   744   RAPD               2
4665069227   210   768   RAPD               2
4665273480   331   789   RAPD               2
4665857217   336   805   RAPD               2
4665864023   334   792   RAPD               2
4665930881   335   777   RAPD               2
4761372301   308   765   RAPD               2
4761443862   310   657   RAPD               2
4761484858   309   786   RAPD               2
4761497827   310   696   RAPD               2
4761528753   310   807   RAPD               2
4761536855   310   689   RAPD               2
4761607037   310   778   RAPD               2
4761632761   311   615   RAPD               2
4761633579   311   778   RAPD               2
4761674086   312     0   RAPD               2
4761693193   313   689   RAPD               2
4763906288   324   789   RAPD               2
4764205177   329   708   RAPD               2
4764256840   325   765   RAPD               2
4764297216   326   803   RAPD               2
4764398618   330   774   RAPD               2
4764403293   327   738   RAPD               2
4764528198   326   766   RAPD               2
4764703205   327   699   RAPD               2
4764716454   327   718   RAPD               2
4764717916   326   735   RAPD               2
4765007721   328   789   RAPD               2
4765041266   328   776   RAPD               2
4765045630   329   713   RAPD               2
4765272309   330     0   RAPD               2
4765287174   329   771   RAPD               2
4765755220   337   798   RAPD               2
4765759735   334   753   RAPD               2
4765854668   335   767   RAPD               2
4765883832   334   784   RAPD               2
4765950128   336   730   RAPD               2
4766389094   339   697   RAPD               2
4766433488   334   802   RAPD               2
4803512872   254   809   RAPD               2
4861222174   311     0   RAPD               2
4861227215   310   676   RAPD               2
4861379297   308   782   RAPD               2
4861456913   309   772   RAPD               2
4861459032   311   769   RAPD               2
4861499210   310   789   RAPD               2
4861613398   312   741   RAPD               2
4861645168   311   735   RAPD               2
4861671396   311   758   RAPD               2
4863522910   323   716   RAPD               2
4864063344   325   790   RAPD               2
4864235371   327   684   RAPD               2
4864253705   324   788   RAPD               2
4864405958   328   789   RAPD               2
4864516457   328   720   RAPD               2
4864639085   326   767   RAPD               2
4864707932   327   805   RAPD               2
4864713450   327   732   RAPD               2
4864714094   327   699   RAPD               2
4864715109   327   791   RAPD               2
4864829272   327   746   RAPD               2
4864893583   327   788   RAPD               2
4865328860   329   792   RAPD               2
4865851499   334   738   RAPD               2
4866135785   333   764   RAPD               2
4866506779   334   766   RAPD               2
4961218973   311   806   RAPD               2
4961309079   312   764   RAPD               2
4961386523   309   795   RAPD               2
4961395912   308   782   RAPD               2
4961414234   308   702   RAPD               2
4961442086   308   813   RAPD               2
4961443548   309   770   RAPD               2
4961494566   310   752   RAPD               2
4961496975   310   806   RAPD               2
4961537653   310   778   RAPD               2
4961606045   311   777   RAPD               2
4961606359   312   775   RAPD               2
4961618792   312   785   RAPD               2
4961628239   310   773   RAPD               2
4961649136   311   768   RAPD               2
4963079423   326   804   RAPD               2
4963082823   327   755   RAPD               2
4963685807   325   653   RAPD               2
4963908993   324   640   RAPD               2
4963992807   324   784   RAPD               2
4964049151   324   775   RAPD               2
4964137139   325   749   RAPD               2
4964196903   326   708   RAPD               2
4964570339   326   733   RAPD               2
4964638839   326   766   RAPD               2
4964699096   327   671   RAPD               2
4964703021   326   760   RAPD               2
4964823670   327   649   RAPD               2
4964895629   327   763   RAPD               2
4964905659   328   765   RAPD               2
4964984696   327   771   RAPD               2
4965068457   330   810   RAPD               2
4965938907   336   798   RAPD               2
4966432660   333   758   RAPD               2
5000065481   337   784   FULL               2
5000067669   336   756   RAPD               2
5000085174   337   793   FULL               2
5000094085   338   749   RAPD               2
5000097419   338   773   RAPD               2
5000099183   337   702   FULL               2
5000099258   337   725   RAPD               2
5000099589   337   752   RAPD               2
5000100528   336   731   FULL               2
5000107994   339   694   RAPD               2
5000119635   338   704   FULL               2
5000155746   338   805   FULL               2
5000157098   338   754   FULL               2
5000162718   337   785   FULL               2
5000163195   338   789   RAPD               2
5000176486   338   685   FULL               2
5000178953   338   720   FULL               2
5000179050   337   766   Streamlined Refi   2
5000189547   338   714   RAPD               2
5000215417   338   714   FULL               2
5000218031   279   610   FULL               2
5000219500   338   766   RAPD               2
5000221431   339   784   FULL               2
5000224765   338   723   RAPD               2
5000224856   338   805   RAPD               2
5000227263   337   781   RAPD               2
5000231596   338   744   RAPD               2
5000235449   338   737   RAPD               2
5000236389   339   719   DULP Approved      2
5000240282   339   786   RAPD               2
5000242320   340   713   RAPD               2
5000245679   338   697   FULL               2
5000246628   338   745   DULP Approved      2
5000261627   337   656   FULL               2
5000269109   337   802   RAPD               2
5000269265   337   754   FULL               2
5000273499   337   637   RAPD               2
5000279652   338   660   FULL               2
5000283910   336   660   FULL               2
5000286822   338   760   RAPD               2
5000286855   337   748   RAPD               2
5000311273   336   766   RAPD               2
5000311620   336   805   RAPD               2
5000390012   337   745   FULL               2
5000396159   337   788   RAPD               2
5000400282   336   773   RAPD               2
5000400647   336   782   RAPD               2
5000401157   336   753   RAPD               2
5000404540   339   690   FULL               2
5000405570   337   729   RAPD               2
5000407360   335   801   RAPD               2
5000407857   337   769   FULL               2
5000409754   337   769   RAPD               2
5000410703   336   713   FULL               2
5000410786   336   801   RAPD               2
5000411289   216   694   FULL               2
5000411701   337   651   RAPD               2
5000411883   336   688   RAPD               2
5000414630   336   758   FULL               2
5000414796   336   719   RAPD               2
5000416916   337   764   FULL               2
5000423425   337   700   RAPD               2
5000425180   337   700   RAPD               2
5000426949   338   774   RAPD               2
5000426972   338   760   RAPD               2
5000429604   337   724   FULL               2
5000539147   339   742   Streamlined Refi   2
5000566801   337   770   RAPD               2
5000578657   340   793   RAPD               2
5000583608   338   746   FULL               2
5000583988   339   759   RAPD               2
5000591049   337   694   Streamlined Refi   2
5000592120   337   762   RAPD               2
5000592898   337   783   FULL               2
5000594159   338   784   RAPD               2
5000594795   338   714   RAPD               2
5000595420   339   776   RAPD               2
5000596626   338   781   FULL               2
5000598531   338   696   FULL               2
5000599539   339   768   RAPD               2
5000599679   338   797   RAPD               2
5000617653   338   710   FULL               2
5000618230   339   709   Streamlined Refi   2
5000619253   338   750   FULL               2
5000688316   338   720   RAPD               2
5000689868   339   769   FULL               2
5000727700   338   662   FULL               2
5000758838   338   674   FULL               2
5000837533   338   753   RAPD               2
5000837988   338   773   FULL               2
5000838986   339   786   RAPD               2
5000842764   339   765   RAPD               2
5000843937   338   741   RAPD               2
5000845627   338   752   RAPD               2
5000846229   338   676   FULL               2
5000946193   338   791   FULL               2
6000421765   357   733   FULL               2
6015009605   356   715   FULL               2
6016947639   352   631   RAPD               2
6062749731   345   783   RAPD               2
6065052752   339   794   RAPD               2
6071367053   351   721   RAPD               2
6105639907   339   730   RAPD               2
6128981369   342   771   RAPD               2
6133874278   339   741   RAPD               2
6187212045   355   713   FULL               2
6285642267   356   683   FULL               2
6300580310   353   776   RAPD               2
6308469185   338   680   FULL               2
6320873026   349   690   FULL               2
6327521917   349   787   RAPD               2
6338312322   343   783   RAPD               2
6354445170   346   719   RAPD               2
6355980407   340   762   FULL               2
6363339844   339   784   RAPD               2
6384791411   356   653   RAPD               2
6389420305   354   690   RAPD               2
6421214880   339   680   RAPD               2
6421471811   339   617   FULL               2
6423173845   339   721   FULL               2
6438871094   339   748   RAPD               2
6440120175   339   786   FULL               2
6493084443   339   681   FULL               2
6501425737   339   735   RAPD               2
6508519276   339   763   FULL               2
6514913380   339   781   RAPD               2
6517764699   340   735   No Ratio           2
6521099322   339   755   RAPD               2
6551741769   353   741   RAPD               2
6578743152   340   750   Streamlined Refi   2
6649471452   339   796   RAPD               2
6678767531   357   741   RAPD               2
6692462747   339   720   FULL               2
6720252458   357   780   RAPD               2
6728682888   340   693   FULL               2
6781799009   357   766   RAPD               2
6784994623   345   785   RAPD               2
6794867751   339   728   RAPD               2
6805213755   339   776   RAPD               2
6815912446   355   790   RAPD               2
6818069822   355   704   FULL               2
6818486000   340   717   FULL               2
6840998618   356   689   RAPD               2
6848421498   338   778   RAPD               2
6862843429   344   776   RAPD               2
6874673814   339   750   FULL               2
6879015367   339   669   FULL               2
6886027363   339   740   FULL               2
6897781792   339   641   FULL               2
6938707780   354   702   RAPD               2
6949634734   338   630   RAPD               2
6951253985   339   781   FULL               2
6959251866   339   749   RAPD               2
6998537382   340   726   FULL               2

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS


                                     [date]


To:   Wells Fargo Bank Minnesota, N.A.
      1015 10th Avenue, S.E.
      Minneapolis, Minnesota 55414-0031
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1. Mortgage Paid in Full

____  2. Foreclosure

____  3. Substitution

____  4. Other Liquidation

____  5. Nonliquidation                      Reason: ___________________

Address to which Custodian should deliver the Mortgage File:

                                             Address: __________________
                                             ___________________________



                                    By:_____________________________________
                                       (authorized signer of Bank of America
                                        Mortgage Securities, Inc.)


                                    Issuer:_________________________________
                                    Address:________________________________
                                    ________________________________________

                                    Date:___________________________________


Custodian
---------
Wells Fargo Bank Minnesota, N.A.
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature                           Date


Documents returned to Trustee:


----------------------------------- ----------------
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.


                                        [____________________],

                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2001-4

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-4, Class ___, having an initial aggregate Certificate Balance as of March 29, 2001 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,

                                        ____________________________________
                                        (Transferor)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2001-4

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-4, Class ___, having an initial aggregate Certificate Balance as of March 29, 2001 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,

                                        ____________________________________
                                        (Transferor)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                             Nominee Acknowledgment
                             ----------------------


      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                        ____________________________________
                                        (Nominee)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and Wells Fargo Bank Minnesota, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

---------------

(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____   ____     Will the Transferee be purchasing the
            Yes    No       Transferred Certificates only for the
                            Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                        ____________________________________
                                        Print Name of Transferee


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________
                                        Date:_______________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and Wells Fargo Bank Minnesota, N.A., as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____   ____     Will the Transferee be purchasing the
            Yes    No       Transferred Certificates only for the
                            Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ____________________________________
                                        Print Name of Transferee or Advisor


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________
                                        Date:_______________________________


                                        IF AN ADVISER:

                                        ____________________________________
                                        Print Name of Transferee


                                        By:_________________________________
                                        Date:_______________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES


                                     [Date]


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2001-4

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-4, Class ___, having an initial aggregate Certificate Principal Balance as of March 29, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                        Very truly yours,

                                        ____________________________________
                                        (Transferee)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________
                                        Date:_______________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                        ____________________________________
                                        (Nominee)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES


Wells Fargo Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479-0113
Attn:  Corporate Trust Services - BOAMS 2001-4

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2001-4, Class ___, having an initial aggregate Certificate Principal Balance as of March 29, 2001 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ____________________________________
                                        (Transferee)


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________
                                        Date:_______________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2001-4


STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated March 29, 2001, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and Wells Fargo Bank Minnesota, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is ___________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.



                                        ____________________________________
                                        Print Name of Transferee


                                        By:_________________________________
                                           Name:
                                           Title:


      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of _______________________,
____.




                                    ----------------------------------------
                                                   NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT
                       -----------------------------------


      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").


                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01. Defined Terms.
                          -------------

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

            Section 1.02. Definitions Incorporated by Reference.
                          -------------------------------------

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.
                          -------------------

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

            (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii),
(a)(iii) or (a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

            (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

            (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

            Section 2.02. Loss Mitigation Advisor's Recommendations With Respect
                          to Defaulted Loans.
                          ------------------------------------------------------

            (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

            (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

            (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

            (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

            Section 2.03. Termination.
                          -----------

            (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

            (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

            (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.


                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

            Section 3.01. Amendment.
                          ---------

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

            Section 3.02.  Counterparts.
                           ------------

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 3.03.  Governing Law.
                           -------------

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 3.04.  Notices.
                           -------

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

            (a)  in the case of the Servicer,

                 Bank of America, N.A.
                 201 North Tryon Street
                 Charlotte, North Carolina 28255
                 Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

            (b)  in the case of the Loss Mitigation Advisor,

                 ________________________________
                 ________________________________
                 ________________________________

            (c)  in the case of the Purchaser:

                 ________________________________
                 ________________________________
                 ________________________________

            Section 3.05.  Severability of Provisions.
                           --------------------------

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 3.06.  Successors and Assigns.
                           ----------------------

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

            (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

            Section 3.07.  Article and Section Headings.
                           ----------------------------

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 3.08.  Confidentiality.
                           ---------------

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

            Section 3.09.  Independent Contractor.
                           ----------------------

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.


                                          By:_______________________________
                                          Name:_____________________________
                                          Title:____________________________


                                          Loss Mitigation Advisor
                                          _______________________


                                          By:_______________________________
                                          Name:
                                          Title:


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.


                                       Purchaser

                                       By:________________________________

                                       Name:______________________________

                                       Title:_______________________________

                                    EXHIBIT L

                  FORM OF INITIAL CERTIFICATION OF THE TRUSTEE

                                 March 29, 2001


Bank of America Mortgage Securities, Inc.
201 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, N.A.
101 South Tryon Street
Charlotte, North Carolina  28255

      Re: The Pooling and Servicing Agreement, dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N.A., as Trustee

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Initial Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                      as Trustee

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________

                                    EXHIBIT M

                   FORM OF FINAL CERTIFICATION OF THE TRUSTEE


                              [---------- --, ----]


Bank of America Mortgage Securities, Inc.
201 North Tryon Street
Charlotte, North Carolina  28255

Bank of America, N.A.
101 South Tryon Street
Charlotte, North Carolina  28255

      Re: The Pooling and Servicing Agreement, dated March 29, 2001, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and Wells Fargo Bank Minnesota, N. A., as Trustee

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01(b) of the Pooling and Servicing Agreement.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this Final Certification. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                    WELLS FARGO BANK MINNESOTA, N.A.,
                                      as Trustee

                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________